UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund:  BlackRock Variable Series Funds, Inc.

  BlackRock Basic Value V.I. Fund

  BlackRock Capital Appreciation V.I. Fund

  BlackRock Equity Dividend V.I. Fund

  BlackRock Global Allocation V.I. Fund

  BlackRock Global Opportunities V.I. Fund

  BlackRock Government Money Market V.I. Fund

  BlackRock High Yield V.I. Fund

  BlackRock International V.I. Fund

  BlackRock iShares Alternative Strategies V.I. Fund

  BlackRock iShares Dynamic Allocation V.I Fund

  BlackRock iShares Dynamic Fixed Income V.I. Fund

  BlackRock iShares Equity Appreciation V.I. Fund

  BlackRock Large Cap Core V.I. Fund

  BlackRock Large Cap Growth V.I. Fund

  BlackRock Large Cap Value V.I. Fund

  BlackRock Managed Volatility V.I. Fund

  BlackRock S&P 500 Index V.I. Fund

  BlackRock Total Return V.I. Fund

  BlackRock U.S. Government Bond V.I. Fund

  BlackRock Value Opportunities V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme — governments taking policy action to support growth — was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S.Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% IssuerCapped Index)	7.40	17.13

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc.
▶ BlackRock Basic Value V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The Fund’s overweight allocation and stock selection in the financials sector drove outperformance relative to the benchmark over the 12-month period. In particular, overweight positions in Discover Financial Services, Inc., JP Morgan Chase & Co., and Bank of American Corp. benefited from rising interest rates and potentially less onerous regulation. Education-loan specialist SLM Corp. also contributed.

•

The Fund’s stock selection in the energy sector also added to relative performance, with overweight positions in Devon Energy Corp., Apache Corp., and Marathon Oil Corp. responding favorably to higher crude oil prices following OPEC’s agreement to curb production.

•

Underweight allocations to the real estate and consumer staples sectors due to valuation concerns also contributed to relative performance. Stock selection in health care also contributed, with the Fund’s overweight position in cardiovascular medical device manufacturer St. Jude Medical, Inc. adding value after the stock rallied following the announcement of its planned acquisition by Abbott Laboratories. The position was sold after the strong performance.

•

On the negative side, stock selection in and an underweight allocation to the industrials sector was the largest detractor from relative performance during the period, particularly the Fund’s overweight position in media analytics company Nielsen Holdings PLC. In health care, an overweight position in Gilead Sciences Inc. detracted from performance amid concerns about the strength of its development pipeline and increasing competition for the biopharmaceutical company’s hepatitis C treatment. Relative performance was also hindered by stock selection in the information technology (“IT”) sector, especially positions in Ericsson and Nokia Corp. Finally, the Fund’s overweight position in grocery retailer Kroger Co. detracted from performance.

Describe recent portfolio activity.

•	During the period, the investment adviser increased the Fund’s investments in the consumer staples, utilities, and IT sectors, while reducing exposure to telecommunication services and health care.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in the financials, IT, health care, consumer discretionary and energy sectors, while the most significant underweights were industrials, real estate, consumer staples and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Financials	31%
Energy	15
Information Technology	12
Health Care	12
Utilities	7
Consumer Discretionary	6
Consumer Staples	5
Telecommunication Services	4
Industrials	4
Materials	2
Short-Term Securities	5
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	12.38%	18.19%	13.99%	5.98%
Class II4	12.16	17.88	13.79	5.81
Class III[4]	12.07	17.72	13.67	5.69
Russell 1000® Value Index	10.39	17.34	14.80	5.72

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,123.80	$3.95	$1,000.00	$1,021.42	$3.76	0.74%
Class II	$1,000.00	$1,121.60	$4.85	$1,000.00	$1,020.56	$4.62	0.91%
Class III	$1,000.00	$1,120.70	$5.33	$1,000.00	$1,020.11	$5.08	1.00%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.5%
Boeing Co.	6,800	$1,058,624
Huntington Ingalls Industries, Inc.	5,200	957,788
Northrop Grumman Corp.	1,940	451,205
Raytheon Co.	3,020	428,840

		2,896,457
Airlines — 0.8%
American Airlines Group, Inc.	86,480	4,037,751
Delta Air Lines, Inc.	6,520	320,719

		4,358,470
Auto Components — 1.2%
Lear Corp.	41,720	5,522,476
Magna International, Inc.	13,310	577,654

		6,100,130
Automobiles — 0.1%
Thor Industries, Inc.	4,249	425,112
Banks — 14.2%
Bank of America Corp.	557,410	12,318,761
Citigroup, Inc.	466,390	27,717,558
JPMorgan Chase & Co.	288,046	24,855,489
KeyCorp	249,090	4,550,874
Regions Financial Corp.	376,618	5,408,234

		74,850,916
Beverages — 0.2%
PepsiCo, Inc.	9,740	1,019,096
Biotechnology — 2.3%
Gilead Sciences, Inc.	172,570	12,357,738
Capital Markets — 2.2%
Ameriprise Financial, Inc.	11,720	1,300,217
Morgan Stanley	95,730	4,044,593
Nasdaq, Inc.	93,940	6,305,253

		11,650,063
Chemicals — 0.5%
Akzo Nobel NV — ADR	136,845	2,832,691
Communications Equipment — 5.0%
Cisco Systems, Inc.	814,080	24,601,498
Nokia OYJ — ADR (a)	376,800	1,812,408

		26,413,906
Construction & Engineering — 0.1%
AECOM (b)	20,210	734,836
Consumer Finance — 8.4%
Capital One Financial Corp.	196,180	17,114,743
Discover Financial Services	317,380	22,879,924
SLM Corp. (b)	405,223	4,465,557

		44,460,224

Common Stocks	Shares	Value
Containers & Packaging — 0.9%
Avery Dennison Corp.	12,210	$857,386
Bemis Co., Inc.	31,680	1,514,938
Crown Holdings, Inc. (b)	21,160	1,112,381
Graphic Packaging Holding Co.	76,820	958,714
Sealed Air Corp.	3,470	157,330

		4,600,749
Diversified Telecommunication Services — 2.7%
Verizon Communications, Inc.	266,100	14,204,418
Electric Utilities — 3.5%
American Electric Power Co., Inc.	21,120	1,329,715
Duke Energy Corp.	14,300	1,109,966
Exelon Corp.	449,170	15,941,043

		18,380,724
Energy Equipment & Services — 0.7%
Superior Energy Services, Inc. (a)	213,752	3,608,134
Equity Real Estate Investment Trusts (REITs) — 0.3%
Brixmor Property Group, Inc.	56,130	1,370,695
Food & Staples Retailing — 4.2%
CVS Health Corp.	20,570	1,623,179
Kroger Co.	325,612	11,236,870
Rite Aid Corp. (b)	89,561	737,983
Walgreens Boots Alliance, Inc.	102,670	8,496,969

		22,095,001
Food Products — 0.3%
Mondelez International, Inc., Class A	39,790	1,763,891
Health Care Equipment & Supplies — 5.3%
Baxter International, Inc.	291,540	12,926,884
Hologic, Inc. (b)	5,592	224,351
Medtronic PLC	53,538	3,813,512
Zimmer Biomet Holdings, Inc.	107,450	11,088,840

		28,053,587
Hotels, Restaurants & Leisure — 0.1%
Darden Restaurants, Inc. (a)	4,910	357,055
Household Durables — 0.9%
Newell Brands, Inc.	91,510	4,085,921
Tupperware Brands Corp.	9,330	490,945

		4,576,866
Independent Power and Renewable Electricity Producers — 3.3%
AES Corp.	1,198,400	13,925,408
Dynegy, Inc. (a)(b)	421,370	3,564,790

		17,490,198
Industrial Conglomerates — 0.2%
Honeywell International, Inc.	10,610	1,229,168

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund

Common Stocks	Shares	Value
Insurance — 4.2%
Athene Holding Ltd., Class A (b)	24,710	$1,185,833
Genworth Financial, Inc., Class A (b)	25,970	98,946
Hartford Financial Services Group, Inc.	110,661	5,272,997
Lincoln National Corp.	70,897	4,698,344
Prudential Financial, Inc.	68,250	7,102,095
XL Group Ltd.	97,590	3,636,203

		21,994,418
IT Services — 0.4%
Fidelity National Information Services, Inc. (a)	6,400	484,096
First Data Corp., Class A (a)(b)	55,730	790,809
Total System Services, Inc. (a)	19,910	976,187

		2,251,092
Media — 3.1%
Comcast Corp., Class A	93,760	6,474,128
Interpublic Group of Cos., Inc. (a)	119,200	2,790,472
Omnicom Group, Inc.	22,230	1,891,995
Scripps Networks Interactive, Inc., Class A (a)	70,739	5,048,642

		16,205,237
Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	35,540	2,826,852
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Starwood Property Trust, Inc. (a)	207,374	4,551,859
Multiline Retail — 0.5%
Dollar General Corp.	39,180	2,902,063
Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	13,860	608,177
Oil, Gas & Consumable Fuels — 13.9%
Apache Corp.	341,848	21,697,093
Devon Energy Corp.	394,521	18,017,774
Gulfport Energy Corp. (b)	358,260	7,752,746
Marathon Oil Corp.	850,592	14,723,748
Marathon Petroleum Corp.	99,480	5,008,818
Parsley Energy, Inc., Class A (b)	19,500	687,180
Valero Energy Corp.	85,450	5,837,944

		73,725,303
Personal Products — 0.2%
Unilever NV - NY Shares (a)	19,700	808,882
Pharmaceuticals — 4.3%
Merck & Co., Inc.	38,580	2,271,205
Pfizer, Inc.	626,230	20,339,950

		22,611,155
Professional Services — 2.2%
Dun & Bradstreet Corp.	3,251	394,411
Nielsen Holdings PLC (a)	266,100	11,162,895

		11,557,306

Common Stocks	Shares	Value
Road & Rail — 0.1%
CSX Corp. (a)	9,140	$328,400
Norfolk Southern Corp.	570	61,600

		390,000
Semiconductors & Semiconductor Equipment — 5.1%
QUALCOMM, Inc.	384,200	25,049,840
Teradyne, Inc.	67,900	1,724,660

		26,774,500
Software — 0.2%
Oracle Corp.	34,410	1,323,065
Specialty Retail — 0.0%
Lowe’s Cos., Inc.	1,440	102,413
Technology Hardware, Storage & Peripherals — 1.5%
Apple Inc.	66,950	7,754,149
Thrifts & Mortgage Finance — 0.7%
New York Community Bancorp, Inc. (a)	244,620	3,891,904
Tobacco — 0.1%
Philip Morris International, Inc.	8,420	770,346
Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	274,104	7,913,382
United States Cellular Corp. (b)	22,513	984,268

		8,897,650
Total Common Stocks — 97.6%		515,776,496

Preferred Stocks
Food Products — 0.4%
Tyson Foods, Inc., 4.75% (c)	31,289	2,116,701
Total Long-Term Investments (Cost — $442,034,058) — 98.0%		517,893,197

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (d)(e)	9,004,744	9,004,744
SL Liquidity Series, LLC, Money Market Series, 0.95% (d)(e)(f)	15,486,989	15,488,538
Total Short-Term Securities (Cost — $24,494,221) — 4.6%		24,493,282
Total Investments (Cost — $466,528,279) — 102.6%		542,386,479
Liabilities in Excess of Other Assets — (2.6)%		(13,730,191)

Net Assets — 100.0%		$528,656,288

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Convertible security.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

(d)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,943,348	(2,943,348)	—	—	$8,065		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	9,004,744	9,004,744	$9,004,744	6,030		$35
SL Liquidity Series, LLC Money Market Series	27,873,304	(12,386,315)	15,486,989	15,488,538	77,379	[1]	4,548
Total				$24,493,282	$91,474		$4,583

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$517,893,197	—	—	$517,893,197
Short-Term Securities	9,004,744	—	—	9,004,744

Subtotal	$526,897,941	—	—	$526,897,941

Investments Valued at NAV[2]				15,488,538

Total Investments				$542,386,479

[1]	See above Schedule of Investments for values in each industry.

[2]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Assets and Liabilities

December 31, 2016	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $15,091,976) (cost — $442,034,058)	$517,893,197
Investments at value — affiliated (cost — $24,494,221)	24,493,282
Cash	31,147
Receivables:
Investments sold	3,200,191
Securities lending income — affiliated	7,645
Capital shares sold	21,343
Dividends — affiliated	1,902
Dividends — unaffiliated	374,876
From the Manager	70,955
Prepaid expenses	2,893

Total assets	546,097,431

Liabilities
Cash collateral on securities loaned at value	15,484,929
Payables:
Investments purchased	976,804
Capital shares redeemed	394,637
Distribution fees	24,852
Investment advisory fees	271,881
Officer’s and Directors’ fees	4,364
Other accrued expenses	280,815
Other affiliates	2,861

Total liabilities	17,441,143

Net Assets	$528,656,288

Net Assets Consist of
Paid-in capital	$452,062,699
Undistributed net investment income	34,308
Undistributed net realized gain	701,081
Net unrealized appreciation (depreciation)	75,858,200

Net Assets	$528,656,288

Net Asset Value
Class I — Based on net assets of $409,215,759 and 26,910,455 shares outstanding, 300 million shares authorized, $0.10 par value	$15.21

Class II — Based on net assets of $5,280,316 and 348,245 shares outstanding, 100 million shares authorized, $0.10 par value	$15.16

Class III — Based on net assets of $114,160,213 and 7,568,093 shares outstanding, 100 million shares authorized, $0.10 par value	$15.08

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$11,061,248
Securities lending — affiliated — net	77,379
Dividends — affiliated	14,095
Foreign taxes withheld	(73,433)

Total investment income	11,079,289

Expenses
Investment advisory	2,829,970
Transfer agent — class specific	747,904
Distribution — class specific	203,790
Accounting services	105,983
Professional	76,039
Custodian	71,757
Printing	53,717
Officer and Directors	25,135
Transfer agent	5,000
Miscellaneous	14,817

Total expenses	4,134,112
Less:
Fees waived by the Manager	(2,902)
Transfer agent fees reimbursed — class specific	(450,188)

Total expenses after fees waived and/or reimbursed	3,681,022

Net investment income	7,398,267

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	11,123,178
Investments — affiliated	4,548
Capital gain distributions from investment companies — affiliated	35

11,127,761

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	62,152,901
Investments — affiliated	(939)

62,151,962

Total realized and unrealized gain	73,279,723

Net Increase in Net Assets Resulting from Operations	$80,677,990

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statements of Changes in Net Assets	BlackRock Basic Value V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$7,398,267	$7,171,154
Net realized gain	11,127,761	54,034,585
Net change in unrealized appreciation (depreciation)	62,151,962	(88,682,929)

Net increase (decrease) in net assets resulting from operations	80,677,990	(27,477,190)

Distributions to Shareholders[1]
From net investment income:
Class I	(5,872,962)	(6,536,936)
Class II	(67,020)	(80,368)
Class III	(1,460,033)	(614,442)
From net realized gain:
Class I	(9,240,298)	(47,597,385)
Class II	(121,410)	(660,255)
Class III	(2,595,104)	(5,510,489)

Decrease in net assets resulting from distributions to shareholders	(19,356,827)	(60,999,875)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	23,301,671	3,007,568

Net Assets
Total increase (decrease) in net assets	84,622,834	(85,469,497)
Beginning of year	444,033,454	529,502,951

End of year	$528,656,288	$444,033,454

Undistributed net investment income, end of year	$34,308	$4,335

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.36	$16.42	$17.44	$12.80	$11.43

Net investment income[1]	0.23	0.24	0.25	0.22	0.22
Net realized and unrealized gain (loss)	2.19	(1.20)	1.51	4.65	1.38

Net increase (decrease) from investment operations	2.42	(0.96)	1.76	4.87	1.60

Distributions:[2]
From net investment income	(0.22)	(0.25)	(0.27)	(0.23)	(0.23)
From net realized gain	(0.35)	(1.85)	(2.51)	—	—

Total distributions	(0.57)	(2.10)	(2.78)	(0.23)	(0.23)

Net asset value, end of year	$15.21	$13.36	$16.42	$17.44	$12.80

Total Return[3]
Based on net asset value	18.19%	(5.95)%	9.93%	38.07%	14.05%

Ratios to Average Net Assets
Total expenses	0.84%	0.86%	0.85%	0.84%	0.79%

Total expenses after fees waived and/or reimbursed	0.73%	0.73%	0.72%	0.72%	0.71%

Net investment income	1.63%	1.47%	1.40%	1.41%	1.79%

Supplemental Data
Net assets, end of year (000)	$409,216	$393,370	$468,876	$448,299	$363,954

Portfolio turnover rate	45%	50%	39%	47%	42%

	Class II
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.33	$16.38	$17.40	$12.77	$11.40

Net investment income[1]	0.20	0.21	0.22	0.19	0.20
Net realized and unrealized gain (loss)	2.18	(1.18)	1.51	4.64	1.38

Net increase (decrease) from investment operations	2.38	(0.97)	1.73	4.83	1.58

Distributions:[2]
From net investment income	(0.20)	(0.23)	(0.24)	(0.20)	(0.21)
From net realized gain	(0.35)	(1.85)	(2.51)	—	—

Total distributions	(0.55)	(2.08)	(2.75)	(0.20)	(0.21)

Net asset value, end of year	$15.16	$13.33	$16.38	$17.40	$12.77

Total Return[3]
Based on net asset value	17.88%	(6.07)%	9.75%	37.85%	13.89%

Ratios to Average Net Assets
Total expenses	1.02%	1.02%	1.02%	1.01%	0.95%

Total expenses after fees waived and/or reimbursed	0.90%	0.90%	0.89%	0.89%	0.87%

Net investment income	1.47%	1.30%	1.23%	1.24%	1.63%

Supplemental Data
Net assets, end of year (000)	$5,280	$5,466	$6,233	$6,715	$6,058

Portfolio turnover rate	45%	50%	39%	47%	42%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.28	$16.32	$17.35	$12.74	$11.37

Net investment income[1]	0.18	0.19	0.20	0.17	0.19
Net realized and unrealized gain (loss)	2.17	(1.17)	1.50	4.62	1.38

Net increase (decrease) from investment operations	2.35	(0.98)	1.70	4.79	1.57

Distributions:[2]
From net investment income	(0.20)	(0.21)	(0.22)	(0.18)	(0.20)
From net realized gain	(0.35)	(1.85)	(2.51)	—	—

Total distributions	(0.55)	(2.06)	(2.73)	(0.18)	(0.20)

Net asset value, end of year	$15.08	$13.28	$16.32	$17.35	$12.74

Total Return[3]
Based on net asset value	17.72%	(6.15)%	9.63%	37.65%	13.81%

Ratios to Average Net Assets
Total expenses	1.04%	1.13%	1.11%	1.12%	1.05%

Total expenses after fees waived and/or reimbursed	1.00%	1.01%	1.00%	1.00%	0.98%

Net investment income	1.25%	1.19%	1.11%	1.14%	1.52%

Supplemental Data
Net assets, end of year (000)	$114,160	$45,197	$54,394	$47,184	$38,758

Portfolio turnover rate	45%	50%	39%	47%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP .

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (includ ing the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$6,037,251	$(6,037,251)	—
Deutsche Bank Securities Inc.	2,591,258	(2,591,258)	—
JP Morgan Securities LLC.	4,550,606	(4,550,606)	—
State Street Bank & Trust Co.	1,912,861	(1,912,861)	—

Total	$15,091,976	$(15,091,976)	—

[1]

Cash collateral with a value of $15,484,929 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the year ended December 31, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$7,798	$195,992	$203,790

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$649,879	$10,300	$87,725	$747,904

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $2,902.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as transfer agent fees reimbursed. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$416,402	$6,129	$27,657	$450,188

For the year ended December 31, 2016, the Fund reimbursed the Manager $5,246 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $27,019 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $213,193,337 and $208,326,773, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the timing and recognition of partnership income were reclassified to the following accounts:

Undistributed net investment income	$31,721
Accumulated net realized gain	$(31,721)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$9,681,536	$14,007,761
Long-term capital gains	9,675,291	46,992,114

Total	$19,356,827	$60,999,875

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$2,542,132
Undistributed net realized capital gains	2,550,733
Net unrealized gains[1]	71,500,724

Total	$76,593,589

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$470,885,755

Gross unrealized appreciation	$88,675,357
Gross unrealized depreciation	(17,174,633)

Net unrealized appreciation	$71,500,724

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund.

Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock Basic Value V.I. Fund

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	513,208	$7,180,733	691,099	$11,155,149
Shares issued in reinvestment of distributions	997,564	15,113,260	3,981,747	54,134,322
Shares redeemed	(4,036,476)	(56,435,698)	(3,796,900)	(62,537,434)

Net increase (decrease)	(2,525,704)	$(34,141,705)	875,946	$2,752,037

Class II
Shares sold	—	—	4,430	$65,251
Shares issued in reinvestment of distributions	12,491	$188,430	54,627	740,623
Shares redeemed	(74,442)	(1,035,844)	(29,479)	(471,738)

Net increase (decrease)	(61,951)	$(847,414)	29,578	$334,136

Class III
Shares sold	5,548,659	$78,156,015	592,749	$9,628,267
Shares issued in reinvestment of distributions	269,920	4,055,137	453,380	6,124,932
Shares redeemed	(1,655,158)	(23,920,362)	(974,870)	(15,831,804)

Net increase (decrease)	4,163,421	$58,290,790	71,259	$(78,605)

Total Net Increase	1,575,766	$23,301,671	976,783	$3,007,568

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Basic Value V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc. ▶ BlackRock Capital Appreciation V.I. Fund
Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund underperformed the benchmark Russell 1000® Growth Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

After a strong finish to 2015, the Fund was not immune to the broader risk-off environment and momentum reversal that gripped markets at the start of 2016. Investors began the year favoring dividend stocks amid fears of negative interest rates, then broadly rotated to more traditional value stocks at the expense of growth/momentum names as the first quarter progressed. The rotation exacted the greatest toll on last year’s winners (regardless of sound fundamentals) and higher volatility stocks. Further challenging performance was the resilience of safe-haven assets as the low/negative interest rate environment continued to attract domestic and foreign investors to high-dividend segments in their quest for yield. Fund performance rebounded in the second and third quarters of the year, but the gains were offset by underperformance following the November election results when we saw another substantial rotation. Investors moved into stocks that might benefit more from an acceleration in economic growth and U.S. corporate tax reform, generally favoring cyclical and traditional value sectors such as financials and industrials. By contrast, best-in-class growth companies that performed strongly in recent months, particularly within information technology (“IT”), suffered as they appeared to be a source of funds for the reallocation.

•

Against this backdrop, the largest sector detractor in the 12 months was IT, with software and IT services accounting for the majority of the Fund’s relative underperformance. Consumer discretionary was an additional source of weakness, in particular media and specialty retail. Health care (biotechnology, life sciences tools & services) and consumer staples (beverages) were a drag as well. Conversely, financials exposure and an overweight to energy were the prime contributors to relative performance in the year. An underweight to real estate also benefited.

•

In stock specifics, TripAdvisor Inc. and Alliance Data Systems Corp. were among the top detractors. TripAdvisor underperformed amid a business model transition to first party booking that has taken much longer than the investment adviser expected. As a result, the company’s revenue growth continued to materially decelerate and its margins continued to contract. Earlier in the reporting period, the stock was also impacted by worries about the global economy and, specifically, global travel fundamentals following the terrorist attacks in Europe and fears about the Zika virus in Latin America. Alliance Data Systems reported an in-line 2015 fourth quarter and reiterated 2016 guidance, but its guidance included slightly higher credit losses than previously forecasted due to 2015 coming in better than expected (the company is using the same end point in 2016). Given Alliance Data’s exposure to credit losses in a potential downturn and the higher increase in losses relative to 2015, the stock sold off primarily on macro worries. Both positions were exited by the end of the reporting period.

•

Positions in Vertex Pharmaceuticals Inc. and United Therapeutics Corp. also weighed. Both stocks underperformed amid the broader market rotation away from volatility, momentum and growth early in the year, which had a particularly negative impact on the biotechnology segment. Vertex shares were further pressured by several near-term downward estimate revisions on the company’s newly-launched drug Orkambi (though peak sales for the drug remained constant).

•

Conversely, UnitedHealth Group Inc. was the top contributor. Early in the reporting period, UnitedHealth may have outperformed on overall solid execution. The company continues to take share in each of its businesses, which suggests that it may have a sustainable differentiated product offering. Later, UnitedHealth announced 2017 earnings guidance that was meaningfully above consensus. The stock also rose with the prospects of lower taxes and more favorable regulations under the Trump administration.

•

Further contributions came from Tencent Holdings Ltd. and Facebook Inc. Tencent reported revenue growth and margins that exceeded expectations. In addition, user additions for the company’s mobile social networking platform Weixin accelerated, and its outlook was bullish. Facebook delivered a string of impressive earnings reports, wherein the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp).

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the financials and industrials sectors increased, largely with respect to banks, electrical equipment and industrial conglomerates. Energy exposure increased as well. Reductions were made within IT, mainly hardware and internet software & services, and consumer staples, especially food & staples retailing. Health care also saw declines, in particular biotechnology and pharmaceuticals.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was in financials, followed by IT and energy. Consumer staples and industrials were the largest portfolio underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	4.58%	0.10%	12.15%	6.71%
Class III[5]	4.49	(0.13)	11.85	6.45	[7]
Russell 1000® Growth Index	5.64	7.08	14.50	8.33
S&P 500® Index	7.82	11.96	14.66	6.95

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,045.80	$4.17	$1,000.00	$1,021.06	$4.12	0.81%
Class III	$1,000.00	$1,044.90	$5.50	$1,000.00	$1,019.76	$5.43	1.07%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

BlackRock Capital Appreciation V.I. Fund

Portfolio Information as of December 31, 2016

Sector Allocation	Percent of Net Assets
Information Technology	35%
Consumer Discretionary	21
Health Care	15
Financials	10
Industrials	8
Consumer Staples	4
Energy	3
Materials	2
Telecommunication Services	1
Real Estate	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.0%
TransDigm Group, Inc.	14,987	$3,731,164
Airlines — 2.1%
Delta Air Lines, Inc.	153,265	7,539,105
Banks — 6.3%
Bank of America Corp.	355,900	7,865,390
Citigroup, Inc.	131,907	7,839,233
First Republic Bank	16,545	1,524,456
SunTrust Banks, Inc.	26,390	1,447,491
Wells Fargo & Co.	64,923	3,577,907

		22,254,477
Beverages — 3.2%
Anheuser-Busch InBev SA/NV — ADR (a)	19,620	2,068,733
Constellation Brands, Inc., Class A	61,135	9,372,607

		11,441,340
Biotechnology — 6.1%
Alexion Pharmaceuticals, Inc. (b)	106,335	13,010,087
Biogen, Inc. (b)	17,324	4,912,740
Regeneron Pharmaceuticals, Inc. (b)	10,467	3,842,331

		21,765,158
Capital Markets — 0.7%
Morgan Stanley	55,677	2,352,353
Chemicals — 1.7%
Ecolab, Inc.	10,258	1,202,443
Sherwin-Williams Co.	18,129	4,871,987

		6,074,430
Consumer Finance — 0.6%
Discover Financial Services	27,900	2,011,311
Diversified Financial Services — 2.4%
Berkshire Hathaway, Inc., Class B (b)	52,892	8,620,338
Diversified Telecommunication Services — 1.3%
SBA Communications Corp., Class A (b)	44,543	4,599,510
Electrical Equipment — 1.7%
Acuity Brands, Inc.	25,439	5,872,848
Equity Real Estate Investment Trusts (REITs) — 1.2%
Equinix, Inc.	11,921	4,260,685
Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	13,999	2,241,380
Health Care Equipment & Supplies — 2.6%
Becton Dickinson and Co.	31,696	5,247,273
Boston Scientific Corp. (b)	177,191	3,832,641

		9,079,914
Health Care Providers & Services — 5.7%
Humana, Inc.	19,282	3,934,106

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	101,999	$16,323,920

		20,258,026
Hotels, Restaurants & Leisure — 1.5%
Chipotle Mexican Grill, Inc. (a)(b)	4,153	1,567,010
Domino’s Pizza, Inc.	23,737	3,779,880

		5,346,890
Industrial Conglomerates — 1.4%
Roper Technologies, Inc.	27,892	5,106,467
Internet & Direct Marketing Retail — 13.2%
Amazon.com, Inc. (b)	33,613	25,205,380
Netflix, Inc. (b)	92,341	11,431,816
Priceline Group, Inc. (b)	7,075	10,372,375

		47,009,571
Internet Software & Services — 12.0%
Alphabet, Inc., Class A (b)	31,637	25,070,741
Facebook, Inc., Class A (b)	77,319	8,895,551
Tencent Holdings Ltd.	367,200	8,903,540

		42,869,832
IT Services — 8.8%
Fiserv, Inc. (b)	27,912	2,966,487
FleetCor Technologies, Inc. (b)	49,241	6,968,586
Global Payments, Inc.	87,360	6,063,658
Vantiv, Inc., Class A (b)	72,592	4,327,935
Visa, Inc., Class A	142,948	11,152,803

		31,479,469
Multiline Retail — 0.7%
Dollar Tree, Inc. (b)	31,795	2,453,938
Oil, Gas & Consumable Fuels — 2.6%
Concho Resources, Inc. (b)	16,257	2,155,678
EOG Resources, Inc.	25,293	2,557,122
Pioneer Natural Resources Co.	26,079	4,696,046

		9,408,846
Pharmaceuticals — 1.0%
Zoetis, Inc.	63,349	3,391,072
Professional Services — 1.2%
Equifax, Inc.	35,029	4,141,479
Road & Rail — 0.7%
Norfolk Southern Corp.	23,826	2,574,876
Semiconductors & Semiconductor Equipment — 4.3%
ASML Holding NV (a)	73,641	8,262,520
Broadcom Ltd.	34,361	6,073,994
NVIDIA Corp.	9,762	1,041,996

		15,378,510

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund

Common Stocks	Shares	Value
Software — 7.2%
Activision Blizzard, Inc.	191,220	$6,904,954
Autodesk, Inc. (b)	28,869	2,136,595
Microsoft Corp.	268,793	16,702,797

		25,744,346
Specialty Retail — 3.4%
Home Depot, Inc.	65,712	8,810,665
Ulta Salon Cosmetics & Fragrance, Inc. (b)	12,210	3,112,817

		11,923,482
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.	30,194	3,497,069
Textiles, Apparel & Luxury Goods — 2.5%
NIKE, Inc., Class B (a)	176,087	8,950,502
Total Common Stocks — 98.7%		351,378,388

Preferred Stocks — 1.1%	Shares	Value
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,858,021) (b)(c)	466,235	$3,771,841
Total Long-Term Investments (Cost — $308,472,300) — 99.8%		355,150,229

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (d)(e)	3,707,694	3,707,694
SL Liquidity Series, LLC, Money Market Series, 0.95% (d)(e)(f)	4,725,932	4,726,405
Total Short-Term Securities (Cost — $8,434,518) — 2.4%		8,434,099
Total Investments (Cost — $316,906,818) — 102.2%		363,584,328
Liabilities in Excess of Other Assets — (2.2)%		(7,696,246)

Net Assets — 100.0%		$355,888,082

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $3,771,841 and an original cost of $2,858,021 which was 1.1% of its net assets.

(d)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	3,359,763	(3,359,763)	—	—	$ 9,886		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,707,694	3,707,694	$3,707,694	2,799		$19
SL Liquidity Series, LLC, Money Market Series	8,602,385	(3,876,453)	4,725,932	4,726,405	27,221	[1]	—
Total				$8,434,099	$39,906		$19

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,731,164	—	—	$3,731,164
Airlines	7,539,105	—	—	7,539,105
Banks	22,254,477	—	—	22,254,477
Beverages	11,441,340	—	—	11,441,340
Biotechnology	21,765,158	—	—	21,765,158
Capital Markets	2,352,353	—	—	2,352,353
Chemicals	6,074,430	—	—	6,074,430
Consumer Finance	2,011,311	—	—	2,011,311
Diversified Financial Services	8,620,338	—	—	8,620,338
Diversified Telecommunication Services	4,599,510	—	—	4,599,510
Electrical Equipment	5,872,848	—	—	5,872,848
Equity Real Estate Investment Trusts (REITs)	4,260,685	—	—	4,260,685
Food & Staples Retailing	2,241,380	—	—	2,241,380
Health Care Equipment & Supplies	9,079,914	—	—	9,079,914
Health Care Providers & Services	20,258,026	—	—	20,258,026
Hotels, Restaurants & Leisure	5,346,890	—	—	5,346,890
Industrial Conglomerates	5,106,467	—	—	5,106,467
Internet & Direct Marketing Retail	47,009,571	—	—	47,009,571
Internet Software & Services	33,966,292	$8,903,540	—	42,869,832
IT Services	31,479,469	—	—	31,479,469
Multiline Retail	2,453,938	—	—	2,453,938
Oil, Gas & Consumable Fuels	9,408,846	—	—	9,408,846
Pharmaceuticals	3,391,072	—	—	3,391,072
Professional Services	4,141,479	—	—	4,141,479
Road & Rail	2,574,876	—	—	2,574,876
Semiconductors & Semiconductor Equipment	15,378,510	—	—	15,378,510
Software	25,744,346	—	—	25,744,346
Specialty Retail	11,923,482	—	—	11,923,482
Technology Hardware, Storage & Peripherals	3,497,069	—	—	3,497,069
Textiles, Apparel & Luxury Goods	8,950,502	—	—	8,950,502
Preferred Stocks:
Software	—	—	$3,771,841	3,771,841
Short-Term Securities	3,707,694	—	—	3,707,694

Subtotal	$346,182,542	$8,903,540	$3,771,841	$358,857,923

Investments Valued at NAV[1]				4,726,405

Total Investments				$363,584,328

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the periodinrelationtonet assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2015	$5,305,754
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(1,533,913)
Purchases	—
Sales	—

Closing Balance, as of December 31, 2016	$3,771,841

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 20162	$(1,533,913)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$3,771,841	Market	Revenue Multiple[1]	11.00	x
			Revenue Growth Rate[1]	72.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $4,654,130) (cost — $308,472,300)	$355,150,229
Investments at value — affiliated (cost — $8,434,518)	8,434,099
Receivables:
Investments sold	685,451
Securities lending income — affiliated	6,849
Capital shares sold	232,700
Dividends — affiliated	601
Dividends — unaffiliated	38,767
From the Manager	65,908
Prepaid expenses	2,093

Total assets	364,616,697

Liabilities
Cash collateral on securities loaned at value	4,723,476
Payables:
Investments purchased	3,440,098
Capital shares redeemed	50,521
Distribution fees	49,316
Investment advisory fees	197,455
Officer’s and Directors’ fees	3,587
Other accrued expenses	262,097
Other affiliates	2,065

Total liabilities	8,728,615

Net Assets	$355,888,082

Net Assets Consist of
Paid-in capital	$302,469,445
Undistributed net investment income	20,528
Accumulated net realized gain	6,720,599
Net unrealized appreciation (depreciation)	46,677,510

Net Assets	$355,888,082

Net Asset Value
Class I — Based on net assets of $124,752,020 and 14,455,071 shares outstanding, 100 million shares authorized, $0.10 par value	$8.63

Class III — Based on net assets of $231,136,062 and 27,003,853 shares outstanding, 100 million shares authorized, $0.10 par value	$8.56

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statement of Operations

Year Ended December 31, 2016	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — unaffiliated[1]	$2,688,637
Dividends — affiliated	12,685
Securities lending — affiliated — net	27,221
Foreign taxes withheld	(46,181)

Total income	2,682,362

Expenses
Investment advisory	2,335,259
Transfer agent	5,000
Transfer agent — class specific	698,295
Distribution — class specific	576,796
Accounting services	82,171
Printing	72,787
Professional	60,296
Custodian	44,704
Officer and Directors	23,509
Registration	222
Miscellaneous	12,599

Total expenses	3,911,638
Less:
Fees waived by the Manager	(2,561)
Transfer agent fees reimbursed — class specific	(422,982)

Total expenses after fees waived and reimbursed	3,486,095

Net investment loss	(803,733)

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	11,432,983
Capital gain distributions from investment companies — affiliated	19
Foreign currency transactions	516

11,433,518

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,401,780)
Investments — affiliated	(419)
Foreign currency translations	(1)

(9,402,200)

Net realized and unrealized gain	2,031,318

Net Increase in Net Assets Resulting from Operations	$1,227,585

[1] Includes non-recurring dividends in the amount of $277,656

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock Capital Appreciation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment loss	$(803,733)	$(1,196,132)
Net realized gain	11,433,518	29,921,614
Net change in unrealized appreciation (depreciation)	(9,402,200)	(2,661,862)

Net increase in net assets resulting from operations	1,227,585	26,063,620

Distributions to Shareholders[1]
From net realized gain:
Class I	(3,477,222)	(11,704,904)
Class III	(6,437,188)	(18,891,440)

Decrease in net assets resulting from distributions to shareholders	(9,914,410)	(30,596,344)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(8,176,154)	(23,025,148)

Net Assets
Total decrease in net assets	(16,862,979)	(27,557,872)
Beginning of year	372,751,061	400,308,933

End of year	$355,888,082	$372,751,061

Undistributed net investment income, end of year	$20,528	$6,743

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$8.86	$9.02	$9.80	$8.50	$7.62

Net investment income (loss)[1]	(0.00)[2,3]	(0.01)	(0.01)	(0.00)[2]	0.07
Net realized and unrealized gain (loss)	0.01	0.63	0.87	2.86	0.99

Net increase (decrease) from investment operations	0.01	0.62	0.86	2.86	1.06

Distributions:[4]
From net investment income	—	—	—	(0.00)[2]	(0.07)
From net realized gain	(0.24)	(0.78)	(1.64)	(1.56)	(0.11)

Total distributions	(0.24)	(0.78)	(1.64)	(1.56)	(0.18)

Net asset value, end of year	$8.63	$8.86	$9.02	$9.80	$8.50

Total Return[5]
Based on net asset value	0.10%	6.73%	9.02%	33.82%	13.84%

Ratios to Average Net Assets
Total expenses	0.92%	0.93%	0.91%	0.93%	0.86%

Total expenses after fees waived and reimbursed	0.80%	0.79%	0.79%	0.80%	0.77%

Net investment income (loss)	(0.06)%[3]	(0.15)%	(0.10)%	(0.00)%[2]	0.81%

Supplemental Data
Net assets, end of year (000)	$124,752	$139,045	$166,586	$180,580	$191,093

Portfolio turnover rate	89%	70%	102%	158%	63%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]

Net Investment Income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.07%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2016.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights (concluded)	BlackRock Capital Appreciation V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$8.81	$8.97	$9.76	$8.48	$7.61

Net investment income (loss)[1]	(0.03)[2]	(0.04)	(0.03)	(0.03)	0.06
Net realized and unrealized gain (loss)	0.02	0.63	0.86	2.84	0.97

Net increase (decrease) from investment operations	(0.01)	0.59	0.83	2.81	1.03

Distributions:[3]
From net investment income	—	—	—	(0.00)[4]	(0.05)
From net realized gain	(0.24)	(0.75)	(1.62)	(1.53)	(0.11)

Total distributions	(0.24)	(0.75)	(1.62)	(1.53)	(0.16)

Net asset value, end of year	$8.56	$8.81	$8.97	$9.76	$8.48

Total Return[5]
Based on net asset value	(0.13)%	6.49%	8.68%	33.40%	13.57%

Ratios to Average Net Assets
Total expenses	1.18%	1.17%	1.18%	1.19%	1.11%

Total expenses after fees waived and reimbursed	1.06%	1.05%	1.05%	1.06%	1.02%

Net investment income (loss)	(0.32)%[2]	(0.40)%	(0.35)%	(0.27)%	0.72%

Supplemental Data
Net assets, end of year (000)	$231,136	$233,706	$233,723	$207,582	$134,612

Portfolio turnover rate	89%	70%	102%	158%	63%

[1]	Based on average shares outstanding.

[2]

Net Investment Income per share and the ratio of net investment income to average net assets include $0.00 per share and 0.07%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2016.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (”NAV“) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 998,580	$ (998,580)	—
Deutsche Bank Securities, Inc.	15,249	(15,249)	—
JP Morgan Securities LLC	3,438,199	(3,438,199)	—
State Street Bank and Trust Co.	101,122	(101,122)	—
UBS Securities LLC	100,980	(100,980)	—

Total	$4,654,130	$(4,654,130)	—

[1]

Cash collateral with a value of $4,723,476 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $576,796.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$244,329	$453,966	$698,295

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in the fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $2,561.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

For the year ended December 31, 2016, the Fund reimbursed the Manager $4,066 for certain accounting services, which is included in accounting services in the Statement of Operations.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$154,096	$268,886	$422,982

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $8,634 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the sale transactions and any net realized gains with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were $2,561,689 and $31,643, respectively.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $317,304,584 and $337,313,809, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets values per share. As of period end, the following permanent differences attributable to foreign currency transactions and net operating losses were reclassified to the following accounts:

Paid-in capital	$(817,002)
Undistributed net investment income	$817,518
Accumulated net realized gain	$(516)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	—	$ 3,887,740
Long-term capital gains	$9,914,410	26,708,604

Total	$9,914,410	$30,596,344

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$6,876,383
Net unrealized gains[1]	46,542,254

Total	$53,418,637

1The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$317,042,074

Gross unrealized appreciation	$49,009,934
Gross unrealized depreciation	(2,467,680)

Net unrealized appreciation	$46,542,254

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counter party credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	777,970	$6,572,821	508,302	$4,779,314
Shares issued in reinvestment of distributions	401,138	3,477,222	1,285,091	11,704,904
Shares redeemed	(2,421,144)	(20,728,474)	(4,571,788)	(42,953,109)

Net decrease	(1,242,036)	$(10,678,431)	(2,778,395)	$(26,468,891)

Class III
Shares sold	2,536,670	$20,090,081	1,733,953	$15,998,016
Shares issued in reinvestment of distributions	748,085	6,437,188	2,085,369	18,891,440
Shares redeemed	(2,810,719)	(24,024,992)	(3,339,319)	(31,445,713)

Net increase	474,036	$2,502,277	480,003	$3,443,743

Total Net Decrease	(768,000)	$(8,176,154)	(2,298,392)	$(23,025,148)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Capital Appreciation V.I Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc.
▶ BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund underperformed its benchmark, the Russell 1000® Value Index, and outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest detractor from relative performance during the period came from a combination of stock selection and allocation decisions within the industrials sector. Notably, underweights to the machinery and airlines sub-industries weighed on relative returns. With regard to machinery, the underweight was predicated on the view that weak end-market fundamentals limit attractive investment opportunities in the near term. Individual detractors within the sector included overweight positions in Nielsen Holdings PLC and Honeywell International, Inc. Stock selection in the consumer staples sector also detracted. In particular, the non-benchmark holding Kroger Co. lagged after reporting weaker-than-expected earnings and lowering its earnings forecast, due in part to food price deflation and increased competition. Lastly, underweights to metals & mining as well as energy detracted from relative returns.

•

Stock selection within the health care sector was the biggest contributor to relative performance during the year. In health care, notable outperformers included overweight positions in UnitedHealth Group, Inc. and Quest Diagnostics, Inc. UnitedHealth outperformed due to above-consensus growth in its Optum business and robust membership gains within its Medicare, Medicaid and commercial segments. Shares of Quest Diagnostics, a low-cost provider of lab services, advanced due to solid pricing growth amid the continued shift to more complex and esoteric testing. Within financials, the Fund’s large overweight position in the banking industry also proved beneficial. A combination of positive bank earnings in the second half of 2016, rising interest rates and investor expectations for pro-business government policies all contributed to the sub-sector’s outperformance. Additionally, an underweight to the real estate sector and stock selection within utilities added to relative returns.

Describe recent portfolio activity.

•

During the 12-month period, the Fund significantly boosted exposure to the energy sector. Holdings within financials and health care also were increased. Conversely, the Fund significantly reduced exposure to the industrials sector. The Fund also selectively reduced exposure to consumer discretionary and utilities stocks.

Describe portfolio positioning at period end.

•

In terms of portfolio positioning, the Fund’s largest allocations were in the financials, health care and energy sectors. Relative to the Russell 1000 Value Index benchmark, the Fund’s largest overweights were in the health care, consumer discretionary and materials sectors. Conversely, the Fund’s largest underweights were in the real estate, telecommunication services and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Financials	27%
Health Care	14
Energy	12
Industrials	10
Information Technology	9
Consumer Staples	7
Consumer Discretionary	5
Utilities	5
Materials	3
Telecommunication Services	2
Real Estate	1
Short-Term Securities	7
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	10.90%	16.40%	12.05%	7.09%
Class III[5]	10.84	16.06	11.76	6.827
Russell 1000® Value Index	10.39	17.34	14.80	5.72
S&P 500® Index	7.82	11.96	14.66	6.95

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,109.00	$3.71	$1,000.00	$1,021.62	$3.56	0.70%
Class III	$1,000.00	$1,108.40	$5.03	$1,000.00	$1,020.36	$4.82	0.95%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.2%
Lockheed Martin Corp.	11,520	$2,879,309
Northrop Grumman Corp.	15,624	3,633,830
Raytheon Co.	11,710	1,662,820

		8,175,959
Air Freight & Logistics — 0.9%
United Parcel Service, Inc., Class B	19,430	2,227,455
Banks — 16.9%
Bank of America Corp.	491,700	10,866,570
Citigroup, Inc.	120,400	7,155,372
JPMorgan Chase & Co.	114,370	9,868,987
KeyCorp	69,170	1,263,736
SunTrust Banks, Inc.	63,817	3,500,362
U.S. Bancorp	73,490	3,775,181
Wells Fargo & Co.	133,625	7,364,074

		43,794,282
Beverages — 1.9%
Coca-Cola Co. (a)	64,965	2,693,449
Diageo PLC	79,930	2,074,184

		4,767,633
Capital Markets — 4.3%
CME Group, Inc.	16,710	1,927,499
Goldman Sachs Group, Inc.	12,360	2,959,602
Invesco Ltd.	50,718	1,538,784
Morgan Stanley	107,770	4,553,283

		10,979,168
Chemicals — 2.8%
Dow Chemical Co.	79,835	4,568,159
E.I. du Pont de Nemours & Co.	28,145	2,065,843
Praxair, Inc.	6,115	716,617

		7,350,619
Communications Equipment — 0.8%
Motorola Solutions, Inc.	25,990	2,154,311
Containers & Packaging — 0.5%
International Paper Co. (a)	25,390	1,347,193
Diversified Telecommunication Services — 1.7%
BCE, Inc.	14,925	645,357
Verizon Communications, Inc.	68,580	3,660,800

		4,306,157
Electric Utilities — 2.1%
Exelon Corp.	47,760	1,695,002
FirstEnergy Corp.	20,110	622,807
NextEra Energy, Inc. (a)	26,175	3,126,865

		5,444,674
Electrical Equipment — 0.2%
Rockwell Automation, Inc.	4,365	586,656
Energy Equipment & Services — 0.4%
Schlumberger Ltd.	13,435	1,127,868
Equity Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	31,430	945,729

Common Stocks	Shares	Value
Food & Staples Retailing — 1.3%
Kroger Co.	99,410	$3,430,639
Food Products — 0.8%
Mead Johnson Nutrition Co. (a)	12,340	873,178
Mondelez International, Inc., Class A	28,920	1,282,024

		2,155,202
Health Care Equipment & Supplies — 0.6%
Becton Dickinson and Co.	9,550	1,581,003
Health Care Providers & Services — 5.7%
Aetna, Inc.	35,193	4,364,284
Anthem, Inc. (a)	29,911	4,300,304
Quest Diagnostics, Inc.	32,165	2,955,963
UnitedHealth Group, Inc.	19,972	3,196,319

		14,816,870
Hotels, Restaurants & Leisure — 0.5%
Hilton Worldwide Holdings, Inc. (b)	51,276	1,394,707
Household Products — 1.0%
Procter & Gamble Co.	30,065	2,527,865
Industrial Conglomerates — 4.2%
3M Co.	5,915	1,056,242
General Electric Co.	211,525	6,684,190
Honeywell International, Inc.	26,770	3,101,305

		10,841,737
Insurance — 6.0%
Allstate Corp.	16,750	1,241,510
American International Group, Inc.	65,160	4,255,600
Marsh & McLennan Cos., Inc.	17,990	1,215,944
MetLife, Inc.	56,570	3,048,557
Prudential Financial, Inc.	34,640	3,604,638
Travelers Cos., Inc.	17,178	2,102,931

		15,469,180
Media — 2.2%
Comcast Corp., Class A	65,375	4,514,144
Publicis Groupe SA	17,640	1,215,481

		5,729,625
Multiline Retail — 1.0%
Dollar General Corp.	34,240	2,536,157
Multi-Utilities — 2.5%
CMS Energy Corp. (a)	34,920	1,453,370
Dominion Resources, Inc. (a)	33,660	2,578,019
DTE Energy Co.	4,580	451,176
Public Service Enterprise Group, Inc.	46,910	2,058,411

		6,540,976
Oil, Gas & Consumable Fuels — 11.5%
Anadarko Petroleum Corp. (a)	11,580	807,473
Chevron Corp.	34,303	4,037,463
ConocoPhillips (a)	26,240	1,315,674
Exxon Mobil Corp.	43,745	3,948,424
Hess Corp.	45,219	2,816,691
Marathon Oil Corp.	48,230	834,861
Marathon Petroleum Corp.	40,020	2,015,007
Occidental Petroleum Corp.	64,900	4,622,827
Pioneer Natural Resources Co.	3,460	623,042

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Spectra Energy Corp.	27,436	$1,127,345
Suncor Energy, Inc.	113,060	3,695,931
TOTAL SA — ADR	76,018	3,874,637

		29,719,375
Personal Products — 0.8%
Unilever NV — NY Shares (a)	51,145	2,100,014
Pharmaceuticals — 7.6%
AstraZeneca PLC	68,276	3,728,421
Johnson & Johnson	17,275	1,990,253
Merck & Co., Inc.	87,100	5,127,577
Pfizer, Inc.	268,020	8,705,290

		19,551,541
Professional Services — 1.0%
Experian PLC	70,675	1,368,391
Nielsen Holdings PLC (a)	30,670	1,286,607

		2,654,998
Road & Rail — 0.5%
Union Pacific Corp.	13,445	1,393,978
Semiconductors & Semiconductor Equipment — 2.5%
Intel Corp.	85,020	3,083,675
QUALCOMM, Inc.	38,410	2,504,332
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR (a)	29,860	858,475

		6,446,482
Software — 4.2%
Microsoft Corp.	89,505	5,561,841
Oracle Corp.	134,620	5,176,139

		10,737,980
Specialty Retail — 1.6%
Gap, Inc. (a)	66,800	1,498,992
Home Depot, Inc.	19,195	2,573,666

		4,072,658

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 1.8%
Lenovo Group Ltd.	1,664,000	$1,003,070
Samsung Electronics Co. Ltd. — GDR	5,020	3,749,940

		4,753,010
Tobacco — 1.1%
Altria Group, Inc.	15,155	1,024,781
Philip Morris International, Inc.	9,945	909,868
Reynolds American, Inc.	15,544	871,086

		2,805,735
Water Utilities — 0.2%
American Water Works Co., Inc.	6,325	457,677
Wireless Telecommunication Services — 0.5%
SK Telecom Co. Ltd — ADR	59,570	1,245,013
Total Common Stocks — 95.2%		246,170,126
Total Long-Term Investments (Cost — $216,273,222) — 95.2%		246,170,126

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)	11,807,360	11,807,360
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)(e)	5,710,743	5,711,314
Total Short-Term Securities (Cost — $17,518,741) — 6.8%		17,518,674
Total Investments (Cost — $233,791,963) — 102.0%		263,688,800
Liabilities in Excess of Other Assets — (2.0)%		(5,094,451)

Net Assets — 100.0%		$258,594,349

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,156,067	(5,156,067)	—	—	$16,161		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	11,807,360	11,807,360	$11,807,360	8,751		$64
SL Liquidity Series, LLC, Money Market Series	2,303,512	3,407,231	5,710,743	5,711,314	28,962	[1]	—
				$17,518,674	$53,874		$64

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$8,175,959	—	—	$8,175,959
Air Freight & Logistics	2,227,455	—	—	2,227,455
Banks	43,794,282	—	—	43,794,282
Beverages	2,693,449	$2,074,184	—	4,767,633
Capital Markets	10,979,168	—	—	10,979,168
Chemicals	7,350,619	—	—	7,350,619
Communications Equipment	2,154,311	—	—	2,154,311
Containers & Packaging	1,347,193	—	—	1,347,193
Diversified Telecommunication Services	4,306,157	—	—	4,306,157
Electric Utilities	5,444,674	—	—	5,444,674
Electrical Equipment	586,656	—	—	586,656
Energy Equipment & Services	1,127,868	—	—	1,127,868
Equity Real Estate Investment Trusts (REITs)	945,729	—	—	945,729
Food & Staples Retailing	3,430,639	—	—	3,430,639
Food Products	2,155,202	—	—	2,155,202
Health Care Equipment & Supplies	1,581,003	—	—	1,581,003
Health Care Providers & Services	14,816,870	—	—	14,816,870
Hotels, Restaurants & Leisure	1,394,707	—	—	1,394,707
Household Products	2,527,865	—	—	2,527,865
Industrial Conglomerates	10,841,737	—	—	10,841,737
Insurance	15,469,180	—	—	15,469,180
Media	4,514,144	1,215,481	—	5,729,625
Multiline Retail	2,536,157	—	—	2,536,157
Multi-Utilities	6,540,976	—	—	6,540,976
Oil, Gas & Consumable Fuels	29,719,375	—	—	29,719,375
Personal Products	2,100,014	—	—	2,100,014
Pharmaceuticals	15,823,120	3,728,421	—	19,551,541
Professional Services	1,286,607	1,368,391	—	2,654,998
Road & Rail	1,393,978	—	—	1,393,978
Semiconductors & Semiconductor Equipment	6,446,482	—	—	6,446,482
Software	10,737,980	—	—	10,737,980
Specialty Retail	4,072,658	—	—	4,072,658
Technology Hardware, Storage & Peripherals	3,749,940	1,003,070	—	4,753,010
Tobacco	2,805,735	—	—	2,805,735
Water Utilities	457,677	—	—	457,677
Wireless Telecommunication Services	1,245,013	—	—	1,245,013
Short-Term Securities	11,807,360	—	—	11,807,360

Subtotal	$248,587,939	$9,389,547	—	$257,977,486

Investments Valued at NAV[1]				5,711,314

Total Investments				$263,688,800

[1] As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Assets and Liabilities

December 31, 2016	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $5,563,866) (cost — $216,273,222)	$246,170,126
Investments at value — affiliated (cost — $17,518,741)	17,518,674
Foreign currency at value (cost — $2,031)	1,960
Receivables:
Securities lending income — affiliated	2,759
Capital shares sold	608,304
Dividends — affiliated	2,822
Dividends — unaffiliated	445,240
From the Manager	117,400
Prepaid expenses	1,282

Total assets	264,868,567

Liabilities
Cash collateral on securities loaned at value	5,709,960
Payables:
Capital shares redeemed	271,772
Distribution fees	45,241
Investment advisory fees	128,683
Officer’s and Directors’ fees	2,635
Other accrued expenses	114,797
Other affiliates	1,130

Total liabilities	6,274,218

Net Assets	$258,594,349

Net Assets Consist of
Paid-in capital	$226,968,463
Undistributed net investment income	11,132
Accumulated net realized gain	1,717,915
Net unrealized appreciation (depreciation)	29,896,839

Net Assets	$258,594,349

Net Asset Value
Class I — Based on net assets of $35,256,153 and 3,162,483 shares outstanding, 100 million shares authorized, $0.10 par value	$11.15

Class III — Based on net assets of $223,338,196 and 20,066,865 shares outstanding, 100 million shares authorized, $0.10 par value	$11.13

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$4,908,918
Dividends — affiliated	24,912
Securities lending — affiliated — net	28,962
Foreign taxes withheld	(41,594)

Total income	4,921,198

Expenses
Investment advisory	1,103,382
Distribution — class specific	381,470
Transfer agent	5,000
Transfer agent — class specific	330,305
Accounting services	44,212
Professional	40,945
Custodian	35,674
Printing	25,349
Officer and Directors	20,780
Registration	5,008
Miscellaneous	10,904

Total expenses	2,003,029
Less:
Fees waived by the Manager	(5,018)
Transfer agent fees reimbursed — class specific	(330,305)

Total expenses after fees waived and reimbursed	1,667,706

Net investment income	3,253,492

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	8,682,450
Capital gain distributions from investment companies — affiliated	64
Foreign currency transactions	(322)

8,682,192

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	20,643,957
Investments — affiliated	(67)
Foreign currency translations	65

20,643,955

Net realized and unrealized gain	29,326,147

Net Increase in Net Assets Resulting from Operations	$32,579,639

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statements of Changes in Net Assets	BlackRock Equity Dividend V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015
Operations
Net investment income	$3,253,492	$1,170,084
Net realized gain	8,682,192	5,975,303
Net change in unrealized appreciation (depreciation)	20,643,955	(6,974,575)

Net increase in net assets resulting from operations	32,579,639	170,812

Distributions to Shareholders[1]
From net investment income:
Class I	(572,333)	(521,306)
Class III	(2,692,740)	(648,439)
From net realized gain:
Class I	(1,013,606)	(1,820,371)
Class III	(6,297,460)	(4,352,573)

Decrease in net assets resulting from distributions to shareholders	(10,576,139)	(7,342,689)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	120,900,587	64,548,587

Net Assets
Total increase in net assets	142,904,087	57,376,710
Beginning of year	115,690,262	58,313,552

End of year	$258,594,349	$115,690,262

Undistributed net investment income, end of year	$11,132	$1,983

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.04	$10.90	$10.78	$8.95	$8.17

Net investment income[1]	0.21	0.19	0.20	0.19	0.21
Net realized and unrealized gain (loss)	1.42	(0.25)	0.80	1.99	0.78

Net increase (decrease) from investment operations	1.63	(0.06)	1.00	2.18	0.99

Distributions:[2]
From net investment income	(0.19)	(0.18)	(0.20)	(0.20)	(0.20)
From net realized gain	(0.33)	(0.62)	(0.68)	(0.15)	(0.01)

Total distributions	(0.52)	(0.80)	(0.88)	(0.35)	(0.21)

Net asset value, end of year	$11.15	$10.04	$10.90	$10.78	$8.95

Total Return[3]
Based on net asset value	16.40%	(0.61)%	9.34%	24.52%	12.12%

Ratios to Average Net Assets
Total expenses	0.89%[4]	1.00%	0.99%	1.04%	0.96%

Total expenses after fees waived and reimbursed	0.70%[4]	0.79%	0.78%	0.84%	0.83%

Net investment income	1.98%[4]	1.79%	1.81%	1.95%	2.35%

Supplemental Data
Net assets, end of year (000)	$35,256	$30,527	$35,694	$36,658	$34,558

Portfolio turnover rate	23%	25%	18%	18%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.03	$10.89	$10.77	$8.95	$8.17

Net investment income[1]	0.18	0.17	0.17	0.17	0.20
Net realized and unrealized gain (loss)	1.42	(0.25)	0.80	1.97	0.77

Net increase (decrease) from investment operations	1.60	(0.08)	0.97	2.14	0.97

Distributions:[2]
From net investment income	(0.17)	(0.16)	(0.17)	(0.17)	(0.18)
From net realized gain	(0.33)	(0.62)	(0.68)	(0.15)	(0.01)

Total distributions	(0.50)	(0.78)	(0.85)	(0.32)	(0.19)

Net asset value, end of year	$11.13	$10.03	$10.89	$10.77	$8.95

Total Return[3]
Based on net asset value	16.06%	(0.82)%	9.07%	24.12%	11.90%

Ratios to Average Net Assets
Total expenses	1.13%[4]	1.16%	1.24%	1.28%	1.21%

Total expenses after fees waived and reimbursed	0.95%[4]	1.03%	1.03%	1.09%	1.06%

Net investment income	1.73%[4]	1.59%	1.56%	1.71%	2.24%

Supplemental Data
Net assets, end of year (000)	$223,338	$85,163	$22,619	$20,567	$12,379

Portfolio turnover rate	23%	25%	18%	18%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (”NAV“) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$2,170,927	$(2,170,927)	—
Citigroup Global Markets, Inc.	1,207,182	(1,207,182)	—
Deutsche Bank Securities, Inc.	2,130,252	(2,130,252)	—
JP Morgan Securities LLC	27,915	(27,915)	—
State Street Bank & Trust Co.	27,590	(27,590)	—

Total	$5,563,866	$(5,563,866)	—

[1]

Cash collateral with a value of $5,709,960 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $381,470.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.
In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$58,166	$272,139	$330,305

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in the fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $5,018.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse to reimburse all transfer agent fees for Class I and III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as Transfer agent fee reimbursed — class specific in the Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$58,166	$272,139	$330,305

For the year ended December 31, 2016, the Fund reimbursed the Manager $2,072 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $9,844 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase transaction with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $374,495.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $146,682,014 and $40,247,719, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$20,730
Accumulated net realized gain	$(20,730)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$4,212,059	$1,273,128
Long-term capital gains	6,364,080	6,069,561

Total	$10,576,139	$7,342,689

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$412,852
Undistributed long-term capital gains	1,583,711
Net unrealized gains[1]	29,629,323

Total	$31,625,886

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$234,059,478

Gross unrealized appreciation	$31,582,800
Gross unrealized depreciation	(1,953,478)

Net unrealized appreciation	$29,629,322

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	508,947	$5,352,774	181,947	$1,952,844
Shares issued in reinvestment of distributions	144,726	1,585,939	227,026	2,341,677
Shares redeemed	(530,755)	(5,460,031)	(644,334)	(6,890,290)

Net increase (decrease)	122,918	$1,478,682	(235,361)	$(2,595,769)

Class III
Shares sold	11,932,893	$122,634,261	6,377,749	$67,001,811
Shares issued in reinvestment of distributions	818,081	8,990,200	491,810	5,001,012
Shares redeemed	(1,174,386)	(12,202,556)	(456,240)	(4,858,467)

Net increase	11,576,588	$119,421,905	6,413,319	$67,144,356

Total Net Increase	11,699,506	$120,900,587	6,177,958	$64,548,587

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (concluded)	BlackRock Equity Dividend V.I. Fund

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Equity Dividend V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Global Allocation V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund underperformed both its reference benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight to Japan and underweight to the United States detracted from performance. From a sector perspective, stock selection in information technology, telecommunication services (“telecom”), utilities, real estate, and consumer discretionary weighed on returns. Exposure to commodity-related securities and cash and cash equivalents detracted. Currency management, notably an overweight to the U.S. dollar, negatively impacted returns.

•	Within equities, stock selection and an overweight in energy, as well as an underweight and stock selection in financials, contributed to performance. Exposure to corporate bonds was also additive.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation remained essentially unchanged at 57% of net assets. Within equities, the Fund increased exposure to the United States and Europe, and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to consumer discretionary and financials, and decreased exposure to healthcare, telecom, consumer staples, and materials.

•	The Fund’s overall allocation to fixed income increased from 22% to 25% of net assets. Within fixed income, the Fund increased exposure to government bonds and decreased exposure to corporate bonds.

•	The Fund’s allocation to commodity-related securities increased from 1% to 3% of net assets.

•

Reflecting the above changes, the Fund’s cash and cash equivalent holdings decreased from 20% to 15% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund was underweight equities and fixed income, and overweight commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Switzerland and Ireland. From a sector perspective, the Fund was overweight consumer discretionary and financials, and underweight consumer staples. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the U.S. dollar and underweight the Japanese yen, euro, British pound sterling, Australian dollar, and select emerging market and other European currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

			Reference
	Percent of Fund’s Net Assets[1]		Benchmark[2]
Portfolio Composition	12/31/16	12/31/15	Percentage
U.S. Equities	28%	27%	35%
European Equities	14	13	13
Asia Pacific Equities	14	15	9
Other Equities	1	2	3
Total Equity Securities	57	57	60
U.S. Dollar Denominated Fixed Income Securities	16	17	24
U.S. Issuers	12	12	—
Non-U.S. Issuers	4	5	—
Non-U.S. Dollar Denominated Fixed Income Securities	9	5	16
Total Fixed Income Securities	25	22	40
Commodity-Related Securities	3	1	—
Cash & Short-Term Securities	15	20	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.

[2]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 3 of this report to shareholders in the “Performance Summary” section.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,540 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2016

	6-Month	Average Annual Total Returns
	Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	3.98%	4.11%	5.96%	4.95%
Class II5	3.89	3.96	5.80	4.79
Class III[5]	3.81	3.81	5.68	4.69
FTSE World Index	6.99	8.65	10.36	4.32
Reference Benchmark	1.57	6.06	6.66	4.73
U.S. Stocks: S&P 500® Index[7]	7.82	11.96	14.66	6.95
Non-U.S. Stocks: FTSE World (ex U.S.) Index[8]	5.91	4.82	5.94	1.62
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[9]	(3.65)	0.54	0.95	4.18
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[10]	(10.30)	1.81	(1.94)	2.54

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[8]	This unmanaged capitalization-weighted index is comprised of 1,923 equities from 34 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[13]
			Including Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales		Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[11]	Expenses Paid During the Period[12]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[11]	Ending Account Value December 31, 2016	Expenses Paid During the Period[12]
Class I	$1,000.00	$1,039.80	$3.74	$3.69	$1,000.00	$1,021.47	$3.71	$1,021.52	$3.66
Class II	$1,000.00	$1,038.90	$4.56	$4.51	$1,000.00	$1,020.66	$4.52	$1,020.71	$4.47
Class III	$1,000.00	$1,038.10	$5.07	$5.02	$1,000.00	$1,020.16	$5.03	$1,020.21	$4.98

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I, 0.89% for Class II and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[12]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Class I, 0.88% for Class II and 0.98% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[13]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments December 31, 2016	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 0.4%
Anheuser-Busch InBev SA	329,324	$34,857,079
Umicore SA	140,537	7,995,378

		42,852,457
Canada — 0.7%
Brookfield Asset Management, Inc., Class A	32,081	1,058,495
Cenovus Energy, Inc.	511,454	7,732,854
Encana Corp. (a)	2,631,086	30,888,950
Fairfax Financial Holdings Ltd.	19,209	9,277,948
Platinum Group Metals Ltd. (a)(b)	2,081,992	2,977,249
Platinum Group Metals Ltd. (a)(b)	500,789	723,592
Toronto-Dominion Bank	347,181	17,123,097

		69,782,185
China — 0.6%
AIA Group Ltd.	1,943,000	10,884,377
Alibaba Group Holding Ltd. — ADR (a)(b)	349,286	30,670,804
Brilliance China Automotive Holdings Ltd. (a)	4,022,000	5,520,296
China Mobile Ltd. — ADR	45,510	2,386,089
CLP Holdings Ltd.	271,500	2,489,895
Haitian International Holdings Ltd.	2,895,800	5,668,234
Want Want China Holdings Ltd. (a)	2,267,000	1,447,820

		59,067,515
Czech Republic — 0.0%
CEZ AS	111,458	1,865,548
Finland — 0.3%
Nokia OYJ	5,442,101	26,101,296
France — 3.0%
Accor SA (a)	330,574	12,314,810
Airbus Group SE	563,666	37,229,532
Arkema SA	68,785	6,723,806
AXA SA	614,619	15,493,861
BNP Paribas SA	322,194	20,503,821
Compagnie de Saint-Gobain	311,292	14,480,539
Danone SA	672,016	42,524,349
Dassault Aviation SA	13,709	15,300,886
LVMH Moet Hennessy Louis Vuitton SE	84,704	16,150,704
Publicis Groupe SA	211,576	14,578,604
Safran SA	497,357	35,771,976
Sanofi	316,518	25,595,371
TOTAL SA	474,064	24,315,819
TOTAL SA — ADR	22,040	1,123,379
Ubisoft Entertainment SA (b)	321,049	11,408,733
Unibail-Rodamco SE	45,716	10,894,379
Vinci SA	183,376	12,474,130

		316,884,699

Common Stocks	Shares	Value
Germany — 1.3%
BASF SE	156,151	$14,471,566
Bayer AG, Registered Shares	127,411	13,274,164
Deutsche Telekom AG, Registered Shares (a)	1,402,203	24,057,969
Evonik Industries AG	294,654	8,783,317
GEA Group AG (a)	296,348	11,892,617
HUGO BOSS AG	144,616	8,828,700
Innogy SE (b)(c)	917,431	31,878,984
Siemens AG, Registered Shares	115,103	14,093,253
Volkswagen AG	4,512	647,587
Vonovia SE (a)	386,756	12,556,989

		140,485,146
Hong Kong — 0.4%
Cheung Kong Infrastructure Holdings Ltd. (a)	245,000	1,945,884
CK Hutchison Holdings Ltd.	221,000	2,494,750
Hang Lung Properties Ltd.	548,000	1,155,540
HKT Trust & HKT Ltd. (d)	1,495,000	1,831,155
Jardine Matheson Holdings Ltd.	34,700	1,917,175
Link REIT	229,000	1,484,624
Power Assets Holdings Ltd.	216,000	1,900,168
Sino Land Co. Ltd.	1,044,000	1,556,655
Sun Hung Kai Properties Ltd.	1,882,083	23,700,092
Swire Pacific Ltd., Class A	171,500	1,631,955
Wharf Holdings Ltd.	339,000	2,245,529

		41,863,527
India — 0.7%
Coal India Ltd.	2,449,263	10,794,450
Hero MotoCorp. Ltd.	34,983	1,566,161
Infosys Ltd.	976,828	14,498,614
Maruti Suzuki India Ltd.	95,343	7,449,623
Oil & Natural Gas Corp. Ltd. (b)	822,817	2,312,995
Reliance Industries Ltd.	2,514,604	39,999,259

		76,621,102
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (b)	12,345,534	9,981,181
Ireland — 0.5%
Perrigo Co. PLC	375,572	31,258,858
Shire PLC	417,231	23,823,709

		55,082,567

Portfolio Abbreviations

ADR	American Depositary Receipts	GBP	British Pound	REIT	Real Estate Investment Trust
AED	Emirati Dirham	JPY	Japanese Yen	RON	Romanian Leu
AUD	Australian Dollar	LIBOR	London Interbank Offered Rate	S&P	Standard & Poor’s
BRL	Brazilian Real	MSCI	Morgan Stanley Capital International	SGX	Singapore Exchange Ltd.
CAD	Canadian Dollar	MXN	Mexican Peso	SPDR	Standard & Poor’s Depositary Receipts
CVA	Certification Van Aandelon	NOK	Norwegian Krone	TBA	To-Be-Announced
	(Dutch Certificate)	NVDR	Non-Voting Depository Receipts	TOPIX	Tokyo Price Index
ETF	Exchange-Traded Fund	NZD	New Zealand Dollar	TWD	Taiwan Dollar
EUR	Euro	OTC	Over-the-Counter	USD	U.S. Dollar
EURIBOR	Euro Interbank Offered Rate	PCL	Public Company Limited	ZAR	South African Rand
FTSE	Financial Times Stock Exchange

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Italy — 0.8%
Ei Towers SpA (a)(b)	352,200	$18,982,126
Enel SpA	3,770,225	16,572,833
Italgas SpA (b)	73,961	291,023
Luxottica Group SpA (a)	301,015	16,178,544
RAI Way SpA (c)	1,755,062	6,613,952
Snam SpA	369,806	1,520,962
Telecom Italia SpA (b)	29,077,018	25,673,344
Telecom Italia SpA, Non-Convertible Savings Shares	895,768	650,144

		86,482,928
Japan — 9.1%
Aisin Seiki Co. Ltd.	251,039	10,862,317
Ajinomoto Co., Inc.	973,700	19,593,341
Alfresa Holdings Corp.	121,100	2,000,206
Alpine Electronics, Inc.	84,400	1,095,042
Asahi Group Holdings Ltd.	360,300	11,344,084
Asahi Kasei Corp.	1,422,100	12,374,081
Astellas Pharma, Inc.	142,565	1,977,855
Bridgestone Corp.	430,532	15,490,879
Canon Marketing Japan, Inc.	102,600	1,722,776
Chiyoda Corp.	319,000	2,201,924
Chubu Electric Power Co., Inc.	457,400	6,364,897
COMSYS Holdings Corp.	123,300	2,254,266
Daikin Industries Ltd.	128,300	11,753,421
Daiwa Securities Group, Inc.	477,000	2,937,237
Denso Corp.	558,420	24,155,290
East Japan Railway Co.	426,451	36,768,061
Exedy Corp.	51,200	1,438,103
Fuji Heavy Industries Ltd.	816,864	33,282,640
FUJIFILM Holdings Corp.	75,100	2,843,722
Futaba Industrial Co. Ltd.	338,921	1,974,875
GS Yuasa Corp.	1,089,000	4,515,051
Hino Motors Ltd.	214,000	2,174,251
Hirose Electric Co. Ltd.	20,900	2,584,615
Hitachi Chemical Co. Ltd.	420,000	10,477,442
Honda Motor Co. Ltd.	460,883	13,455,624
Hoya Corp.	720,374	30,204,866
Inpex Corp.	1,977,839	19,770,103
Isuzu Motors Ltd.	239,100	3,023,306
Japan Airlines Co. Ltd.	1,077,700	31,448,131
Japan Tobacco, Inc.	85,400	2,803,139
JGC Corp.	283,202	5,130,574
Kamigumi Co. Ltd.	224,000	2,133,451
KDDI Corp.	355,800	8,985,010
Keyence Corp.	12,000	8,210,995
Kinden Corp.	274,200	3,413,200
Koito Manufacturing Co. Ltd.	136,200	7,192,719
Komatsu Ltd.	674,100	15,268,468
Kubota Corp.	796,096	11,345,020
Kurita Water Industries Ltd.	86,700	1,907,459
Kyocera Corp.	97,900	4,853,934
Kyushu Railway Co. (b)	268,700	7,035,055
Mabuchi Motor Co. Ltd.	60,500	3,143,827
Maeda Road Construction Co. Ltd.	81,000	1,350,882
Makita Corp.	34,500	2,305,252
Medipal Holdings Corp.	138,800	2,186,394
Mitsubishi Electric Corp.	2,307,200	32,091,223
Mitsubishi Estate Co. Ltd.	1,772,000	35,200,199
Mitsubishi UFJ Financial Group, Inc.	2,986,400	18,418,098
MS&AD Insurance Group Holdings, Inc.	273,614	8,473,157
Murata Manufacturing Co. Ltd.	178,728	23,866,750
Nabtesco Corp.	87,500	2,028,337
NEC Corp.	3,379,000	8,937,202
Nintendo Co. Ltd.	76,700	15,944,044

Common Stocks	Shares	Value
Japan (continued)
Nippo Corp.	114,000	$2,123,875
Nippon Telegraph & Telephone Corp.	337,460	14,205,433
Nippon Television Holdings, Inc.	146,300	2,652,262
Nitto Denko Corp.	217,400	16,644,389
NTT DOCOMO, Inc.	265,300	6,034,322
Okumura Corp.	1,075,751	6,040,961
Otsuka Holdings Co. Ltd.	80,900	3,524,038
Rinnai Corp.	70,223	5,650,397
Rohm Co. Ltd.	259,853	14,908,531
Sawai Pharmaceutical Co. Ltd.	41,600	2,229,935
Secom Co. Ltd.	43,300	3,163,676
Seino Holdings Co. Ltd.	158,400	1,755,145
Seven & i Holdings Co. Ltd.	391,100	14,873,209
Shimamura Co. Ltd.	29,000	3,615,802
Shin-Etsu Chemical Co. Ltd.	510,434	39,501,965
SHO-BOND Holdings Co. Ltd.	27,600	1,145,698
SKY Perfect JSAT Holdings, Inc.	239,700	1,101,257
Sompo Holdings, Inc.	560,300	18,922,065
Sony Financial Holdings, Inc.	534,200	8,327,341
Stanley Electric Co. Ltd.	97,700	2,661,611
Sumco Corp. (a)	721,600	9,277,137
Sumitomo Electric Industries Ltd.	822,848	11,848,446
Sumitomo Mitsui Financial Group, Inc.	989,347	37,677,276
Suzuken Co. Ltd.	61,400	2,005,480
Suzuki Motor Corp.	959,389	33,683,071
Toda Corp.	1,129,896	5,938,012
Toho Co. Ltd.	89,200	2,516,237
Tokio Marine Holdings, Inc.	526,523	21,557,475
Tokyo Gas Co. Ltd.	4,551,070	20,544,168
Tokyo Steel Manufacturing Co. Ltd.	158,400	1,208,913
Toray Industries, Inc.	1,389,000	11,216,914
Toyota Industries Corp.	598,377	28,449,989
Toyota Motor Corp.	107,100	6,279,103
Trend Micro, Inc.	110,500	3,922,059
TV Asahi Holdings Corp.	87,100	1,716,062
Ube Industries Ltd.	3,883,346	8,114,661
West Japan Railway Co.	180,700	11,068,952
Yamada Denki Co. Ltd. (a)	1,693,200	9,116,944
Yamaha Corp.	80,500	2,454,652
Yamato Kogyo Co. Ltd.	64,400	1,796,076
Zenkoku Hosho Co. Ltd.	63,000	2,019,550

		953,805,884
Mexico — 0.1%
Fibra Uno Administracion SA de CV (a)	4,901,637	7,490,906
Netherlands — 1.9%
Akzo Nobel NV	289,423	18,085,183
ING Groep NV	1,710,274	24,078,612
Koninklijke Philips NV	962,809	29,435,018
Patheon NV (b)	285,209	8,188,350
Randstad Holding NV	239,068	12,949,777
Royal Dutch Shell PLC, A Shares	288,567	7,870,862
Royal Dutch Shell PLC, Class A — ADR (a)	952,121	51,776,340
Unilever NV CVA (a)	1,091,570	44,840,583

		197,224,725
Portugal — 0.1%
NOS SGPS SA (a)	979,042	5,810,522
Singapore — 0.5%
CapitaLand Ltd.	13,010,650	27,037,598
ComfortDelGro Corp. Ltd.	1,020,800	1,734,618
Global Logistic Properties Ltd.	16,314,500	24,703,678

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Singapore (continued)
Singapore Telecommunications Ltd.	963,400	$2,416,628

		55,892,522
South Korea — 0.5%
Coway Co. Ltd. (a)	32,329	2,363,085
Doosan Bobcat, Inc. (a)(b)	580,385	17,227,026
Hyundai Motor Co.	111,899	13,499,219
KT&G Corp.	24,673	2,063,892
LG Chem Ltd.	8,768	1,890,792
POSCO	11,931	2,533,127
SK Hynix, Inc.	281,485	10,357,547
SK Telecom Co. Ltd.	10,362	1,920,504

		51,855,192
Spain — 0.5%
Banco Bilbao Vizcaya Argentaria SA	1,557,831	10,498,144
Banco Santander SA	2,826,263	14,703,035
Cellnex Telecom SAU (c)	1,096,462	15,738,815
Gas Natural SDG SA (a)	365,224	6,871,088

		47,811,082
Sweden — 0.5%
SKF AB, Class B	2,116,596	38,810,263
Svenska Handelsbanken AB, Class A	1,308,830	18,127,895

		56,938,158
Switzerland — 1.2%
Chubb Ltd.	204,285	26,990,134
Cie Financiere Richemont SA, Registered Shares	126,331	8,349,286
Nestle SA, Registered Shares	856,513	61,358,525
Novartis AG, Registered Shares	164,551	11,966,725
UBS Group AG, Registered Shares	901,821	14,100,387

		122,765,057
Taiwan — 0.3%
Cathay Financial Holding Co. Ltd.	1,692,000	2,515,355
Cheng Shin Rubber Industry Co. Ltd.	2,459,323	4,616,394
Chunghwa Telecom Co. Ltd.	796,000	2,499,500
Far EasTone Telecommunications Co. Ltd.	1,037,000	2,331,222
Formosa Chemicals & Fibre Corp.	522,000	1,554,591
Formosa Petrochemical Corp.	409,000	1,415,371
Formosa Plastics Corp.	566,000	1,560,228
Fubon Financial Holding Co. Ltd.	1,669,000	2,630,924
Hon Hai Precision Industry Co. Ltd.	1,114,200	2,898,132
Nan Ya Plastics Corp.	710,000	1,563,929
Taiwan Mobile Co. Ltd.	852,000	2,742,860
Uni-President Enterprises Corp.	1,123,000	1,851,674

		28,180,180
Thailand — 0.1%
Advanced Info Service PCL	601,800	2,470,354
Intouch Holdings PCL — NVDR	1,349,900	1,871,207
PTT Global Chemical PCL	1,225,100	2,155,270
Siam Cement PCL	165,400	2,295,640
Siam Cement PCL — NVDR	22,900	316,647
Thai Oil PCL	712,000	1,436,506

		10,545,624
United Arab Emirates — 0.2%
NMC Health PLC	1,004,805	19,115,306
United Kingdom — 2.9%
AstraZeneca PLC	539,230	29,446,309
BAE Systems PLC	3,868,308	28,136,485
Berkeley Group Holdings PLC	303,557	10,493,676
BP PLC	502,908	3,149,946
BP PLC — ADR (a)	986,186	36,863,633

Common Stocks	Shares	Value
United Kingdom (continued)
Delta Topco Ltd. (Acquired 5/02/12, cost $8,295,346) (b)(e)	13,440,990	$672,049
Diageo PLC — ADR (a)	177,167	18,414,738
GlaxoSmithKline PLC	778,103	14,946,281
HSBC Holdings PLC	5,343,439	43,114,398
Liberty Global PLC, Class A (b)	234,826	7,183,327
Meggitt PLC	1,104,514	6,237,439
Michael Kors Holdings Ltd. (b)	419,889	18,046,829
National Grid PLC	117,596	1,373,970
Pearson PLC (a)	1,065,801	10,693,924
Smiths Group PLC	622,994	10,844,593
Spire Healthcare Group PLC (c)	2,670,346	11,098,450
Vodafone Group PLC	15,398,020	37,892,891
Vodafone Group PLC — ADR (a)	576,670	14,088,048

		302,696,986
United States — 27.3%
3M Co.	7,884	1,407,846
AbbVie, Inc.	27,551	1,725,244
Accenture PLC, Class A	23,137	2,710,037
Adobe Systems, Inc. (b)	17,526	1,804,302
Aetna, Inc.	345,623	42,860,703
Air Products & Chemicals, Inc.	221,462	31,850,665
Alliance Data Systems Corp.	6,300	1,439,550
Allstate Corp. (f)	331,103	24,541,354
Alphabet, Inc., Class C (b)	139,093	107,354,759
Altria Group, Inc.	37,104	2,508,972
Amazon.com, Inc. (b)	103,743	77,793,763
Amdocs Ltd.	36,261	2,112,203
American International Group, Inc.	15,758	1,029,155
American Tower Corp.	33,267	3,515,657
Ameriprise Financial, Inc.	12,873	1,428,131
Amgen, Inc.	73,139	10,693,653
Anadarko Petroleum Corp. (f)	903,017	62,967,375
Anthem, Inc.	219,250	31,521,573
Apple Inc. (f)	1,513,501	175,293,686
Axalta Coating Systems Ltd. (b)	1,215,644	33,065,517
Axis Capital Holdings Ltd. (a)	27,028	1,764,118
Bank of America Corp.	3,555,826	78,583,755
Bank of New York Mellon Corp.	19,491	923,484
Baxter International, Inc.	375,802	16,663,061
Bed Bath & Beyond, Inc. (a)	331,214	13,460,537
Berkshire Hathaway, Inc., Class A (b)	162	39,547,602
Berkshire Hathaway, Inc., Class B (b)	232,946	37,965,539
Biogen, Inc. (b)	41,261	11,700,794
Boeing Co.	9,766	1,520,371
Brookdale Senior Living, Inc. (b)	870,030	10,805,773
Capital One Financial Corp.	25,489	2,223,660
Cardinal Health, Inc. (a)	26,632	1,916,705
Catalent, Inc. (b)	417,601	11,258,523
Centene Corp. (b)	213,393	12,058,838
Charles Schwab Corp.	516,544	20,387,992
Charter Communications, Inc., Class A (b)	65,713	18,920,087
Chevron Corp.	7,259	854,384
Chipotle Mexican Grill, Inc. (a)(b)	77,408	29,207,587
Cisco Systems, Inc.	40,463	1,222,792
Citigroup, Inc.	789,050	46,893,241
CME Group, Inc.	13,644	1,573,835
Cognizant Technology Solutions Corp., Class A (b)	310,982	17,424,321
Colgate-Palmolive Co.	47,553	3,111,868
Comcast Corp., Class A	733,744	50,665,023
CommScope Holding Co, Inc. (b)	826,391	30,741,745
Computer Sciences Corp.	33,898	2,014,219
Constellation Brands, Inc., Class A	12,211	1,872,068
Crown Castle International Corp.	185,923	16,132,539

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
United States (continued)
Crown Holdings, Inc. (b)	26,296	$1,382,381
CVS Health Corp.	181,297	14,306,146
Delta Air Lines, Inc. (a)	522,100	25,682,099
Dick’s Sporting Goods, Inc.	16,007	849,972
Discover Financial Services	279,321	20,136,251
DISH Network Corp., Class A (b)	272,335	15,776,367
E.I. du Pont de Nemours & Co.	586,430	43,043,962
Edgewell Personal Care Co. (b)	498,834	36,409,894
Electronic Arts, Inc. (b)	186,516	14,690,000
EQT Corp.	197,908	12,943,183
Expedia, Inc.	109,254	12,376,293
Facebook, Inc., Class A (b)	697,457	80,242,428
Fifth Third Bancorp	33,959	915,874
Fitbit, Inc., Class A (a)(b)	506,618	3,708,444
Ford Motor Co.	1,235,319	14,984,419
Fortune Brands Home & Security, Inc.	208,801	11,162,501
General Dynamics Corp.	12,606	2,176,552
Gilead Sciences, Inc.	733,986	52,560,737
Global Payments, Inc.	196,014	13,605,332
Goldman Sachs Group, Inc.	135,199	32,373,401
Goodyear Tire & Rubber Co.	33,680	1,039,702
H&R Block, Inc. (a)	385,941	8,872,784
Hartford Financial Services Group, Inc. (a)	60,593	2,887,256
HCA Holdings, Inc. (b)	297,248	22,002,297
HD Supply Holdings, Inc. (b)	173,012	7,354,740
Helmerich & Payne, Inc. (a)	20,151	1,559,687
Hexcel Corp. (a)	87,369	4,494,261
Home Depot, Inc.	123,936	16,617,339
Illinois Tool Works, Inc.	10,655	1,304,811
Intel Corp.	46,927	1,702,042
International Paper Co.	36,443	1,933,666
Intuit, Inc.	134,236	15,384,788
Invitae Corp. (b)	418,678	3,324,303
Johnson & Johnson (f)	313,642	36,134,695
JPMorgan Chase & Co. (f)	752,922	64,969,639
Kansas City Southern	329,748	27,979,118
Kimberly-Clark Corp.	138,857	15,846,361
KLA-Tencor Corp. (a)	18,774	1,477,138
Lear Corp.	24,438	3,234,858
Liberty Broadband Corp., Class A (b)	76,527	5,545,146
Liberty Broadband Corp., Class C (b)	145,784	10,798,221
Liberty Media Corp. — Liberty SiriusXM Group, Class A (b)	274,416	9,472,840
Liberty Media Corp. — Liberty SiriusXM Group, Class C (b)	514,551	17,453,570
Lookout, Inc. (Acquired 3/04/15, cost $936,169) (b)(e)	81,954	454,845
Lowe’s Cos., Inc.	605,072	43,032,721
Marathon Oil Corp.	1,914,621	33,142,090
Marathon Petroleum Corp.	1,768,753	89,056,714
Marsh & McLennan Cos., Inc.	302,984	20,478,689
Masco Corp.	433,170	13,696,835
Mastercard, Inc., Class A (a)	173,624	17,926,678
McDonald’s Corp.	16,993	2,068,388
McKesson Corp.	8,440	1,185,398
Mead Johnson Nutrition Co.	144,710	10,239,680
Medtronic PLC	61,414	4,374,519
Merck & Co., Inc.	215,855	12,707,384
MetLife, Inc.	359,966	19,398,568
Microsoft Corp.	58,740	3,650,104
Mohawk Industries, Inc. (b)	68,326	13,643,336
Mondelez International, Inc., Class A	79,701	3,533,145
Morgan Stanley	673,983	28,475,782

Common Stocks	Shares	Value
United States (continued)
Mylan NV (b)	586,815	$22,386,992
NextEra Energy Partners LP	344,350	8,794,699
NextEra Energy, Inc.	360,372	43,050,039
Northrop Grumman Corp.	8,935	2,078,102
Norwegian Cruise Line Holdings Ltd. (b)	167,025	7,103,573
Nuance Communications, Inc. (b)	978,783	14,583,867
Omnicom Group, Inc. (a)	11,036	939,274
Packaging Corp. of America	22,824	1,935,932
PepsiCo, Inc.	37,720	3,946,644
Pfizer, Inc.	1,857,474	60,330,756
Phillips 66	19,894	1,719,041
Prudential Financial, Inc.	18,386	1,913,247
Pure Storage, Inc., Class A (a)(b)	935,896	10,584,984
PVH Corp.	10,373	936,060
QUALCOMM, Inc. (f)	393,463	25,653,788
Ralph Lauren Corp. (a)	80,377	7,259,651
Raytheon Co.	10,179	1,445,418
Reinsurance Group of America, Inc.	15,654	1,969,743
Rockwell Automation, Inc.	9,300	1,249,920
Roper Technologies, Inc.	175,462	32,123,583
Sabre Corp. (a)	541,921	13,520,929
Schlumberger Ltd.	199,761	16,769,936
Scripps Networks Interactive, Inc., Class A (a)	14,338	1,023,303
Sempra Energy	198,935	20,020,818
Sherwin-Williams Co.	19,777	5,314,871
Simon Property Group, Inc. (a)	186,556	33,145,405
Southwest Airlines Co.	520,662	25,949,794
Square, Inc., Class A (a)(b)	773,004	10,536,045
St. Joe Co. (b)	1,376,362	26,150,878
Starbucks Corp.	217,374	12,068,604
Stryker Corp.	10,309	1,235,121
SunTrust Banks, Inc.	294,862	16,173,181
Target Corp.	281,013	20,297,569
Tenet Healthcare Corp. (a)(b)	915,815	13,590,695
Thermo Fisher Scientific, Inc. (a)	23,798	3,357,898
Tiffany & Co. (a)(g)	148,664	11,511,054
Travelers Cos., Inc.	31,334	3,835,908
Tyson Foods, Inc., Class A	17,644	1,088,282
United Continental Holdings, Inc. (b)	637,698	46,475,430
United Rentals, Inc. (b)	14,670	1,548,859
UnitedHealth Group, Inc.	11,473	1,836,139
Unum Group	253,258	11,125,624
Valero Energy Corp.	41,424	2,830,088
VeriFone Systems, Inc. (b)	770,464	13,660,327
VeriSign, Inc. (a)(b)	25,103	1,909,585
Verizon Communications, Inc.	99,339	5,302,716
Vertex Pharmaceuticals, Inc. (b)	71,971	5,302,104
Visa, Inc., Class A	203,686	15,891,582
Vistra Energy Corp.	105,830	1,640,365
VMware, Inc., Class A (a)(b)	160,693	12,651,360
WABCO Holdings, Inc. (b)	11,361	1,205,970
Walgreens Boots Alliance, Inc.	158,018	13,077,570
Wells Fargo & Co.	457,803	25,229,523
Western Digital Corp.	40,452	2,748,713
WestRock Co.	323,468	16,422,470
Whole Foods Market, Inc. (a)(g)	740,413	22,775,104
Williams Cos., Inc. (a)	602,743	18,769,417
Williams-Sonoma, Inc. (a)	335,648	16,242,007
Wyndham Worldwide Corp.	22,429	1,712,903

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks		Shares	Value
United States (continued)
Zimmer Biomet Holdings, Inc.		327,235	$33,770,652

			2,864,543,092
Total Common Stocks — 54.0%			5,651,745,387

Corporate Bonds		Par (000)
Argentina — 0.0%
IRSA Propiedades Comerciales SA, 8.75%, 3/23/23 (c)	USD	4,875	5,160,877
Australia — 0.3%
TFS Corp. Ltd., 8.75%, 8/01/23 (c)		28,698	30,419,880
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (c)		5,283	3,050,933
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18 (b)(c)(h)		7,809	409,960
China — 0.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21		8,755	8,748,836
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (b)(h)(i)	SGD	11,400	78,721
China Milk Products Group Ltd., 0.00%, 1/05/12 (b)(h)(i)	USD	4,800	24,000

			8,851,557
France — 0.1%
BNP Paribas SA, 2.40%, 12/12/18		13,313	13,417,547
Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19 (c)(i)	EUR	19,400	22,279,837
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (c)	USD	2,662	2,771,807

			25,051,644
India — 0.1%
REI Agro Ltd.:
5.50%, 11/13/14 (b)(h)(i)		2,291	11,455
5.50%, 11/13/14 (b)(c)(h)(i)		6,148	30,740
Suzlon Energy Ltd., 5.75%, 7/16/19 (c)(i)(j)		14,214	14,142,930

			14,185,125
Ireland — 0.0%
GE Capital International Funding Co., 2.34%, 11/15/20		3,486	3,484,337
Italy — 0.2%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		11,263	11,464,822
Telecom Italia SpA, 5.30%, 5/30/24 (c)		7,892	7,714,430

			19,179,252
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		6,206	6,239,972
Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		7,384	5,630,300
8.00%, 2/15/24 (c)		2,600	2,671,500

			8,301,800
Mexico — 0.0%
Trust F/1401, 5.25%, 12/15/24 (c)		3,832	3,750,570

Corporate Bonds		Par (000)	Value
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (b)(c)(h)(i)	USD	21,400	$7,845,240
Constellium NV:
7.00%, 1/15/23 (c)	EUR	4,437	4,693,978
8.00%, 1/15/23 (c)	USD	1,180	1,227,200
Cooperatieve Rabobank UA, 3.95%, 11/09/22		2,486	2,557,395

			16,323,813
Singapore — 0.2%
CapitaLand Ltd., 1.95%, 10/17/23 (c)(i)	SGD	8,750	5,975,728
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	14,625	14,197,570

			20,173,298
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (i)	EUR	12,800	11,816,670
Telefonica SA, 6.00%, 7/24/17 (i)		4,100	4,069,875

			15,886,545
Switzerland — 0.1%
UBS AG, 2.38%, 8/14/19	USD	4,607	4,629,326
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (c)		5,778	5,889,325

			10,518,651
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(i)		17,922	16,084,860
United Kingdom — 0.1%
Delta Topco Ltd. (Acquired 5/02/12-1/04/16, cost $13,856,992), 10.00%, 11/24/60 (b)(e)		13,639	14,048,028
United States — 2.6%
AbbVie, Inc.:
2.50%, 5/14/20 (f)		9,877	9,879,578
2.30%, 5/14/21		7,997	7,835,349
Actavis Funding SCS, 3.00%, 3/12/20 (f)		7,692	7,798,634
Activision Blizzard, Inc., 2.30%, 9/15/21 (c)		2,220	2,166,383
AliphCom (Acquired 11/11/15, cost $3,000,000), 15.00%, 4/28/20 (b)(e)(h)(i)(k)		3,000	135,300
AliphCom (Acquired 4/27/15-7/21/15, cost $44,575,000), 15.00%, 4/28/20 (b)(e)(h)(i)(k)		44,575	2,010,333
Ally Financial, Inc.:
2.75%, 1/30/17		7,814	7,815,563
3.50%, 1/27/19		5,740	5,768,700
American Tower Corp., 3.40%, 2/15/19		2,238	2,287,122
AT&T Inc.:
2.38%, 11/27/18		11,103	11,200,007
3.00%, 6/30/22		17,800	17,472,658
Bank of America Corp.:
2.00%, 1/11/18		4,686	4,696,782
6.88%, 4/25/18		4,539	4,824,548
Series L, 2.60%, 1/15/19		4,569	4,608,056
Berkshire Hathaway, Inc., 2.75%, 3/15/23		6,451	6,426,783
Cablevision Systems Corp., 5.88%, 9/15/22		3,424	3,338,400
Capital One Bank USA N.A., 2.15%, 11/21/18		3,629	3,635,558
Cisco Systems, Inc., 2.20%, 2/28/21		6,401	6,387,206
Citigroup, Inc., 1.80%, 2/05/18		12,647	12,639,930
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (i)		12,966	5,089,155
3.13%, 5/15/24 (i)		16,167	4,526,760

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Corporate Bonds		Par (000)	Value
United States (continued)
eBay, Inc., 3.80%, 3/09/22	USD	4,547	$4,697,647
Edgewell Personal Care Co.:
4.70%, 5/19/21		4,954	5,214,511
4.70%, 5/24/22		4,773	4,916,190
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		7,382	7,671,596
2.55%, 10/05/18		2,630	2,644,791
Forest Laboratories LLC, 5.00%, 12/15/21 (c)		4,163	4,500,965
Freeport-McMoRan, Inc., 3.88%, 3/15/23		4,484	4,114,070
General Electric Co., 5.55%, 5/04/20		1,069	1,180,955
General Motors Financial Co., Inc., 3.50%, 7/10/19		6,996	7,123,712
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,558	1,709,905
Hyundai Capital America, 2.00%, 3/19/18 (c)		3,735	3,734,320
Intel Corp., 3.25%, 8/01/39 (i)		3,068	5,409,267
JPMorgan Chase & Co.:
2.30%, 8/15/21		12,072	11,848,354
4.35%, 8/15/21		3,838	4,105,873
1.94%, 1/15/23 (k)		9,859	9,894,177
Medtronic, Inc., 3.15%, 3/15/22		9,898	10,137,749
Mylan, Inc., 2.55%, 3/28/19		6,376	6,362,311
Oracle Corp., 1.90%, 9/15/21		13,954	13,635,751
QUALCOMM, Inc., 3.00%, 5/20/22		10,377	10,514,869
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		3,858	4,099,125
Synchrony Financial, 3.75%, 8/15/21		2,425	2,492,456
T-Mobile USA, Inc., 6.00%, 4/15/24		5,937	6,256,114
Verizon Communications, Inc.:
1.75%, 8/15/21		1,980	1,899,416
2.63%, 8/15/26		4,359	4,012,686
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19		3,841	3,831,444

			272,551,059
Total Corporate Bonds — 4.8%			507,089,708

Floating Rate Loan Interests (k)
Marshall Islands — 0.2%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		5,528	3,559,833
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		6,339	4,983,061
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		14,131	9,623,085

			18,165,979
Netherlands — 0.1%
Promontoria Blue Holding 2 BV, Mezzanine Loan, 7.00%, 4/17/20	EUR	12,057	12,691,430
United States — 0.6%
Fieldwood Energy LLC:
Closing Date Loan (Second Lien),, 8.38%, 9/30/20	USD	4,979	3,485,372
FLLO Facility (First Lien),, 8.38%, 9/30/20		2,958	2,566,427
Reserve Based Term Loan,, 8.00%, 8/31/20		2,191	2,070,891
Hilton Worldwide Finance LLC, Series B-1 Term Loan, 3.50%, 10/26/20		14,522	14,641,167
Novelis, Inc., Initial Term Loan, 4.02%, 6/02/22		5,048	5,074,931

Floating Rate Loan Interests (k)		Par (000)	Value
United States (continued)
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25% — 4.44%, 12/16/20	USD	11,771	$9,396,979
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.44%, 12/16/20		1,638	1,307,266
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25% — 4.44%, 12/16/20		611	487,577
Univar USA, Inc., Initial Dollar Term Loan, 4.25%, 7/01/22		8,453	8,525,189
Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20		10,941	10,995,414

			58,551,213
Total Floating Rate Loan Interests — 0.9%			89,408,622

Foreign Agency Obligations
Argentina — 0.2%
YPF SA, 8.50%, 7/28/25 (c)		21,377	21,676,278
Canada — 0.2%
Canada Housing Trust No. 1, 1.25%, 6/15/21	CAD	30,110	22,230,022
Mexico — 0.2%
Petroleos Mexicanos:
4.61%, 3/11/22 (c)(k)	USD	9,000	9,281,250
4.63%, 9/21/23 (c)		10,185	9,907,968

			19,189,218
South Korea — 0.1%
Export-Import Bank of Korea:
2.88%, 9/17/18		3,691	3,759,579
2.63%, 12/30/20		7,621	7,606,772

			11,366,351
Total Foreign Agency Obligations — 0.7%			74,461,869

Foreign Government Obligations
Argentina — 0.6%
Provincia de Buenos Aires:
8.95%, 2/19/21 (c)		3,118	3,476,570
9.13%, 3/16/24 (c)		3,174	3,453,312
Republic of Argentina:
6.88%, 4/22/21 (c)		18,066	19,240,290
3.88%, 1/15/22	EUR	1,975	1,989,594
7.50%, 4/22/26 (c)	USD	17,736	18,622,800
7.13%, 7/06/36 (c)		17,580	16,722,975

			63,505,541
Australia — 1.3%
Commonwealth of Australia:
5.75%, 5/15/21	AUD	53,563	44,393,556
5.75%, 7/15/22		96,188	81,714,262
5.50%, 4/21/23		16,740	14,233,167

			140,340,985
Brazil — 0.7%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	6	5,200,224
Series F, 10.00%, 1/01/18		68	20,517,311
Series F, 10.00%, 1/01/21		87	25,838,186

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Foreign Government Obligations		Par (000)	Value
Brazil (continued)
Federative Republic of Brazil:
4.88%, 1/22/21	USD	6,737	$6,939,110
2.88%, 4/01/21	EUR	5,587	5,991,449
2.63%, 1/05/23	USD	6,573	5,849,970

			70,336,250
Canada — 1.3%
Canadian Government Bonds:
0.25%, 5/01/18	CAD	45,456	33,661,443
0.50%, 8/01/18		115,773	85,854,735
0.75%, 3/01/21		28,892	21,236,960

			140,753,138
Germany — 0.6%
Bundesobligation, 0.00%, 4/09/21	EUR	14,951	16,154,739
Bundesrepublik Deutschland, 0.00%, 8/15/26		49,210	50,837,435

			66,992,174
Hungary — 0.4%
Republic of Hungary:
6.25%, 1/29/20	USD	8,726	9,544,063
6.38%, 3/29/21		24,814	27,785,725

			37,329,788
Indonesia — 0.3%
Republic of Indonesia:
6.88%, 1/17/18 (c)		6,350	6,679,165
4.88%, 5/05/21		2,627	2,780,971
3.70%, 1/08/22 (c)		3,770	3,778,471
2.63%, 6/14/23 (c)	EUR	13,625	14,407,350

			27,645,957
Japan — 1.3%
Government of Japan (2 Year):
0.10%, 3/15/17	JPY	2,383,000	20,405,005
0.10%, 3/15/18		6,086,800	52,300,390
0.10%, 10/15/18		7,006,100	60,255,158

			132,960,553
Mexico — 0.7%
United Mexican States, Series M, 6.50%, 6/10/21	MXN	16,254	76,459,746
New Zealand — 0.5%
New Zealand Government Bonds, 6.00%, 5/15/21	NZD	64,069	50,538,555
Poland — 0.8%
Republic of Poland:
5.25%, 10/25/20	PLN	57,638	15,044,983
5.75%, 10/25/21		48,688	13,106,719
5.00%, 3/23/22	USD	3,943	4,295,307
3.25%, 7/25/25	PLN	105,628	24,770,765
2.50%, 7/25/26		108,633	23,584,548

			80,802,322
Romania — 0.1%
Republic of Romania, 4.75%, 2/24/25	RON	41,340	10,388,261
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 2.38%, 10/26/21 (c)	USD	12,585	12,219,230
United Kingdom — 0.3%
United Kingdom Gilt, 2.00%, 9/07/25	GBP	27,125	35,922,247
Total Foreign Government Obligations — 9.0%			946,194,747

Investment Companies		Shares	Value
ETFS Physical Palladium Shares (b)(l)		80,940	$5,278,098
ETFS Physical Platinum Shares (b)(l)		67,020	5,791,198
ETFS Physical Swiss Gold Shares (b)(l)		230,215	25,728,828
iShares Gold Trust (b)(l)(m)	2,098,037		23,246,250
iShares iBoxx $ High Yield Corporate Bond ETF (m)		122,665	10,616,656
SPDR Gold Shares ETF (b)(l)	2,180,504		239,005,044
Total Investment Companies — 3.0%			309,666,074

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 4.19%, 8/20/25 (c)(k)	GBP	6,637	7,811,817

Preferred Securities
Capital Trusts
Netherlands — 0.0%
ING Groep NV, 6.00% (k)(n)	USD	4,790	4,670,250
United Kingdom — 0.4%
HSBC Holdings PLC, 6.38% (k)(n)		17,102	16,824,093
Lloyds Bank PLC, 13.00% (k)(n)	GBP	9,063	19,584,672

			36,408,765
United States — 0.6%
American Express Co., Series C, 4.90% (k)(n)	USD	5,913	5,609,959
Citigroup, Inc., Series O, 5.88% (k)(n)		10,638	10,744,380
General Electric Co.:
6.38%, 11/15/67 (k)		5,468	5,502,175
Series D, 5.00% (k)(n)		9,058	9,399,487
Goldman Sachs Group, Inc.:
Series L, 5.70% (k)(n)		8,768	8,985,446
Series M, 5.38% (k)(n)		9,196	9,287,960
Morgan Stanley, Series H, 5.45% (k)(n)		6,718	6,650,820
NBCUniversal Enterprise, Inc., 5.25% (c)(n)		6,543	6,870,150
USB Capital IX, 3.50% (k)(n)		2,311	1,897,909

			64,948,286
Total Capital Trusts — 1.0%			106,027,301

Preferred Stocks		Shares
Germany — 0.1%
Volkswagen AG, Preference Shares, 0.20%		91,631	12,820,785
Ireland — 0.2%
Allergan PLC, Series A, 5.50% (i)		23,189	17,680,685
Israel — 0.2%
Teva Pharmaceutical Industries Ltd., 7.00% (i)		38,322	24,717,690
Taiwan — 0.0%
Cathay Financial Holding Co. Ltd. — Preference Shares		89,782	167,145

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Preferred Stocks	Shares	Value
United States — 1.8%
American Tower Corp., Series A, 5.25% (i)	44,542	$4,665,329
Anthem, Inc., 5.25% (i)	532,897	25,019,514
Dominion Resources, Inc.:
, 6.38% (a)(i)	96,806	4,846,108
Series A, 6.75% (i)	364,297	18,433,428
Domo, Inc., Series D-2 (Acquired 4/01/15-7/06/15, cost $17,824,428), 0.00% (b)(e)	2,114,003	17,186,844
Dropbox, Inc., Series C (Acquired 1/28/14, cost $28,835,783), 0.00% (b)(e)	1,509,632	16,439,892
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $5,939,231), 0.00% (b)(e)	2,139,107	5,882,544
Lookout, Inc., Series F (Acquired 9/19/14-10/22/14, cost $10,936,522), 0.00% (b)(e)	957,404	9,191,078
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $11,447,321), 0.00% (b)(e)	1,867,426	15,107,476
Stericycle, Inc., 5.25% (a)(i)	86,006	5,441,600
U.S. Bancorp:
Series F, 6.50% (a)(k)	200,562	5,673,899
Series G, 6.00% (a)(k)	79,750	2,010,497
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $17,574,548), 0.00% (b)(e)	1,132,888	55,975,996
Wells Fargo & Co., Series L, 7.50% (i)	3,556	4,231,640

		190,105,845
Total Preferred Stocks — 2.3%		245,492,150

Trust Preferreds
United States — 0.5%
Citigroup Capital XIII, 7.26%, 10/30/40 (k)	337,695	8,719,285
GMAC Capital Trust I, Series 2, 6.69%, 2/15/40 (a)(k)	433,116	11,001,146
Mandatory Exchangeable Trust, 5.75%, 6/01/19 (b)(c)(i)	170,857	18,666,127
Welltower, Inc., Series I, 6.50% (i)(n)	172,618	10,388,151
Total Trust Preferreds — 0.5%		48,774,709
Total Preferred Securities — 3.8%	USD	400,294,160

Rights
France — 0.0%
TOTAL SA (b)	243,041	3
Total Rights — 0.0%		3

U.S. Government Sponsored Agency Securities	Par (000)
Mortgage-Backed Securities — 0.6%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/01/47 (o)	USD 65,794	65,360,716

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21-7/15/26	USD 181,987	$179,643,117
0.63%, 1/15/26	100,734	101,617,535
U.S. Treasury Notes:
0.88%, 1/31/17 (l)	31,897	31,910,095
1.13%, 7/31/21	24,227	23,419,101
1.25%, 10/31/21	419,263	406,557,700
Total U.S. Treasury Obligations — 7.1%		743,147,548

Warrants (b)	Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)	3,244,408	1,062,263
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28) (b)	523,292	171,333
Total Warrants — 0.0%		1,233,596
Total Long-Term Investments (Cost — $8,655,903,549) — 84.0%		8,796,414,247

Short-Term Securities
Foreign Agency Obligations (p)	Par (000)
Japan Treasury Discount Bills:
0.32%, 1/16/17	JPY 12,890,000	110,299,799
0.30%, 1/30/17	6,480,000	55,454,662
0.27%, 2/13/17	13,580,000	116,227,372
0.28%, 2/27/17	13,090,000	112,047,152
0.29%, 3/10/17	6,470,000	55,387,684
0.42%, 3/21/17	13,180,000	112,860,269
0.36%, 6/12/17	13,170,000	112,830,982
Total Foreign Agency Obligations — 6.4%		675,107,920

Money Market Funds	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (m)(q)	3,489,583	3,489,583
SL Liquidity Series, LLC, Money Market Series, 0.95% (m)(q)(r)	304,751,698	304,782,173
Total Money Market Funds — 2.9%		308,271,756

Time Deposits	Par (000)
Europe — 0.1%
Brown Brothers Harriman & Co., (0.05)%, 1/03/17	EUR 3,912	4,117,637
United States — 0.0%
JPMorgan Chase Bank N.A., 0.63%, 1/03/17	USD 688	687,854
Total Time Deposits — 0.1%		4,805,491

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (p):
0.35%, 1/12/17	USD 107,000	$106,989,300
0.32%, 1/19/17	193,000	192,964,488
0.37%, 1/26/17	86,000	85,976,866
0.40%, 2/02/17	180,000	179,936,640
0.45%, 2/09/17	111,000	110,948,940
0.42%, 2/16/17	102,000	101,945,124
0.41%, 2/23/17	40,000	39,973,320
0.47%, 3/02/17	83,000	82,935,260
0.48%, 3/09/17	31,000	30,973,154
0.49%, 3/23/17	22,000	21,975,866
Total U.S. Treasury Obligations — 9.1%		954,618,958
Total Short-Term Securities (Cost — $2,000,331,024) — 18.5%		1,942,804,125

Options Purchased
(Cost — $51,063,478) — 1.2%		123,971,390
Total Investments Before Options Written and Investments Sold Short
(Cost — $10,707,298,051) — 103.7%		10,863,189,762

Options Written		Value
(Premiums Received — $24,029,746) — (0.3)%		$(32,024,162)

Investments Sold Short	Shares
Bank of Montreal	196,209	(14,112,318)
Ecolab, Inc.	128,055	(15,010,607)
LafargeHolcim Ltd.	133,974	(7,032,574)
Procter & Gamble Co.	182,296	(15,327,448)
Prologis, Inc.	404,169	(21,336,081)
Royal Bank of Canada	245,290	(16,601,126)
Total Investments Sold Short (Proceeds — $86,369,705) — (0.9)%		(89,420,154)
Total Investments Net of Options Written and Investments Sold Short — 102.5%		10,741,745,446
Liabilities in Excess of Other Assets — (2.5)%		(265,891,233)

Net Assets — 100.0%		$10,475,854,213

Notes to Consolidated Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(e)	Restricted security as to resale, excluding 144a securities. As of period end, the Fund held restricted securities with a current value of $137,104,385 and an original cost of $163,221,340, which was 1.3% of its net assets.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(g)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(h)	Issuer filed for bankruptcy and/or is in default.

(i)	Convertible security.

(j)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(k)	Variable rate security. Rate as of period end.

(l)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(m)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,973,878	—	(8,973,878)[1]	—	—	$11,418		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,489,583[2]	—	3,489,583	$ 3,489,583	15,076		$24
SL Liquidity Series, LLC, Money Market Series	290,256,248	14,495,450[2]	—	304,751,698	304,782,173	2,604,468	[3]	50,781
iShares Gold Trust	2,098,037	—	—	2,098,037	23,246,250	—		—
iShares iBoxx $ High Yield Corporate Bond ETF	—	662,768	(540,103)	122,665	10,616,656	549,850		1,806,067
Total					$342,134,662	$3,180,812		$1,856,872

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(n)	Perpetual security with no stated maturity date.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

(o)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$65,360,716	$(145,484)

(p)	Rates are discount rates or a range of discount rates at the time of purchase.

(q)	Current yield as of period end.

(r)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

 Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1,081)	Euro STOXX 50 Index	March 2017	USD	37,289,596	$(961,446)
(5)	FTSE 100 Index	March 2017	USD	434,423	(8,923)
(370)	Mini MSCI Emerging Markets Index	March 2017	USD	15,889,650	33,963
(159)	NASDAQ 100 E-Mini Index	March 2017	USD	15,467,520	10,396
(231)	Nikkei 225 Yen Index	March 2017	USD	18,816,000	(225,712)
(2,043)	S&P 500 E-Mini Index	March 2017	USD	228,427,830	69,065
202	TOPIX Index	March 2017	USD	26,236,235	583,971
Total					$(498,686)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,192,879	AUD	13,536,000	Deutsche Bank AG	1/05/17	$ 426,193
EUR	17,789,000	USD	18,903,927	Credit Suisse International	1/06/17	(171,078)
USD	18,993,848	EUR	17,789,000	Credit Suisse International	1/06/17	260,999
TWD	916,487,340	USD	28,069,197	Citibank N.A.	1/09/17	380,479
TWD	923,085,000	USD	28,324,179	Goldman Sachs International	1/09/17	330,301
TWD	912,385,998	USD	27,961,141	JPMorgan Chase Bank N.A.	1/09/17	361,221
USD	27,366,000	TWD	916,487,340	Citibank N.A.	1/09/17	(1,083,675)
USD	27,375,000	TWD	923,358,750	Goldman Sachs International	1/09/17	(1,287,978)
USD	27,366,000	TWD	912,385,998	JPMorgan Chase Bank N.A.	1/09/17	(956,361)
TWD	909,217,896	USD	27,908,954	Credit Suisse International	1/11/17	317,633
USD	27,102,000	TWD	909,217,896	Credit Suisse International	1/11/17	(1,124,587)
JPY	2,896,755,410	USD	26,126,317	Deutsche Bank AG	1/12/17	(1,321,982)
USD	16,215,000	JPY	1,673,485,290	BNP Paribas S.A.	1/12/17	1,885,281
USD	26,210,000	JPY	2,896,755,410	Deutsche Bank AG	1/12/17	1,405,665
USD	36,918,296	GBP	29,537,000	UBS AG	1/13/17	502,023
USD	124,513,995	JPY	12,890,000,000	Goldman Sachs International	1/17/17	14,106,509
AED	2,725,000	USD	741,396	BNP Paribas S.A.	1/19/17	478
AED	2,723,000	USD	741,154	Goldman Sachs International	1/19/17	175
USD	10,577,000	AED	39,162,400	BNP Paribas S.A.	1/19/17	(84,851)
USD	10,576,000	AED	39,189,368	Goldman Sachs International	1/19/17	(93,193)
AED	2,673,000	USD	727,208	BNP Paribas S.A.	1/25/17	494
USD	10,475,000	AED	38,791,020	BNP Paribas S.A.	1/25/17	(85,542)
EUR	14,878,000	USD	16,459,532	Deutsche Bank AG	1/26/17	(774,892)
EUR	13,004,000	USD	14,389,838	Morgan Stanley & Co. International PLC	1/26/17	(680,800)

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,929,875	EUR	14,878,000	Deutsche Bank AG	1/26/17	$ 245,234
USD	14,020,003	EUR	13,004,000	Morgan Stanley & Co. International PLC	1/26/17	310,965
NOK	89,294,000	USD	10,849,159	Morgan Stanley & Co. International PLC	1/27/17	(505,789)
USD	62,069,560	JPY	6,480,000,000	UBS AG	1/30/17	6,524,095
EUR	22,291,000	USD	23,699,681	BNP Paribas S.A.	2/02/17	(192,241)
USD	24,040,844	EUR	22,291,000	Morgan Stanley & Co. International PLC	2/02/17	533,405
USD	14,221,875	JPY	1,619,772,000	UBS AG	2/02/17	335,905
USD	5,901,707	GBP	4,727,000	Deutsche Bank AG	2/09/17	69,819
EUR	9,345,000	JPY	1,162,447,912	HSBC Bank USA N.A.	2/13/17	(109,929)
JPY	1,211,551,215	EUR	9,345,000	HSBC Bank USA N.A.	2/13/17	531,054
USD	68,616,636	JPY	7,060,000,000	BNP Paribas S.A.	2/13/17	8,067,816
USD	453,250	JPY	49,103,303	HSBC Bank USA N.A.	2/13/17	32,124
USD	63,473,520	JPY	6,520,000,000	UBS AG	2/13/17	7,555,913
TWD	344,727,300	USD	10,759,279	Deutsche Bank AG	2/16/17	(39,580)
USD	26,223,000	JPY	2,861,157,440	Goldman Sachs International	2/16/17	1,682,044
USD	10,315,000	TWD	344,727,300	Deutsche Bank AG	2/16/17	(404,699)
USD	26,719,000	JPY	3,114,500,235	Goldman Sachs International	2/17/17	4,051
EUR	14,794,000	USD	15,531,851	UBS AG	2/24/17	84,143
USD	15,494,348	EUR	14,794,000	UBS AG	2/24/17	(121,647)
USD	15,874,000	JPY	1,870,219,121	UBS AG	2/24/17	(172,201)
USD	120,184,362	JPY	13,090,000,000	Morgan Stanley & Co. International PLC	2/27/17	7,861,507
USD	26,246,000	JPY	2,970,706,002	Barclays Bank PLC	3/02/17	751,051
USD	26,246,000	JPY	2,991,571,572	UBS AG	3/02/17	571,981
USD	26,291,000	JPY	2,974,248,248	Barclays Bank PLC	3/03/17	764,190
USD	26,291,000	JPY	2,978,645,417	JPMorgan Chase Bank N.A.	3/03/17	726,451
EUR	14,875,000	USD	15,616,221	Deutsche Bank AG	3/09/17	96,216
USD	15,552,111	EUR	14,875,000	Deutsche Bank AG	3/09/17	(160,326)
USD	15,978,000	JPY	1,879,444,206	Deutsche Bank AG	3/09/17	(158,079)
USD	64,071,459	JPY	6,470,000,000	BNP Paribas S.A.	3/10/17	8,519,711
USD	115,967,023	JPY	13,180,000,000	JPMorgan Chase Bank N.A.	3/21/17	2,731,523
USD	26,341,000	JPY	2,977,112,502	Credit Suisse International	4/07/17	739,361
USD	26,341,000	JPY	3,002,531,567	Goldman Sachs International	4/07/17	520,770
USD	27,578,522	NZD	37,655,000	UBS AG	5/04/17	1,518,171
USD	26,863,268	AUD	34,874,000	Citibank N.A.	5/10/17	1,775,477
USD	26,463,099	AUD	34,369,000	Goldman Sachs International	5/10/17	1,738,597
USD	27,719,865	NZD	37,908,000	JPMorgan Chase Bank N.A.	5/10/17	1,489,216
USD	116,754,284	JPY	13,170,000,000	Credit Suisse International	6/12/17	3,107,699
Total						$69,336,510

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
TOPIX Index	Call	Goldman Sachs International	1/13/17	JPY	1,550.00		—	2,275,137	$119,592
SPDR Gold Trust ETF[1]	Call	Société Générale	1/20/17	USD	121.00		—	308,755	18,525
TOPIX Index	Call	Citibank N.A.	2/10/17	JPY	1,550.00		—	2,255,357	424,702
TOPIX Index	Call	Société Générale	2/10/17	JPY	1,500.00		—	1,690,878	707,453
SPDR Gold Trust ETF[1]	Call	Société Générale	2/17/17	USD	120.00		—	229,607	58,550
USD Currency	Call	JPMorgan Chase Bank N.A.	2/17/17	JPY	111.25	USD	64,894	—	3,240,125
TOPIX Index	Call	Bank of America N.A.	3/10/17	JPY	1,520.00		—	1,859,715	779,752
TOPIX Index	Call	UBS AG	3/10/17	JPY	1,560.00		—	2,164,596	542,880
USD Currency	Call	Deutsche Bank AG	3/15/17	JPY	110.25	USD	64,898	—	3,820,564
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,125.00		—	4,243	950,666
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,025.00		—	2,031	628,458
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,025.00		—	2,029	627,839
STOXX Europe 600 Index	Call	Credit Suisse International	3/17/17	EUR	355.61		—	69,976	901,580
USD Currency	Call	UBS AG	3/23/17	JPY	112.75	USD	65,057	—	2,794,611
EUR Currency	Call	Morgan Stanley & Co. International PLC	4/06/17	USD	1.12	EUR	65,486	—	365,313
TOPIX Index	Call	BNP Paribas S.A.	4/14/17	JPY	1,438.66		—	2,430,157	2,314,838
EUR Currency	Call	Goldman Sachs International	4/20/17	USD	1.10	EUR	44,282	—	413,572
EUR Currency	Call	Deutsche Bank AG	5/04/17	USD	1.11	EUR	46,651	—	459,662
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	52.50		—	336,354	4,662,210
Euro STOXX 50 Index	Call	Citibank N.A.	6/16/17	EUR	3,150.00		—	7,591	1,579,760
Apple Inc.	Call	UBS AG	9/15/17	USD	110.00		—	362,625	4,305,186
Aflac, Inc.	Call	Goldman Sachs International	1/19/18	USD	85.00		—	293,060	64,473
Allstate Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	186,617	462,810
BB&T Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	407,476	3,198,687
Capital One Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	417,118	5,464,246
Charles Schwab Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	571,625	2,686,637
CIT Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	42.00		—	250,672	1,240,826
Citigroup, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	571,625	5,601,925
CME Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	115.00		—	200,585	1,865,441
Comerica, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	350,538	5,328,178
E*TRADE Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	35.00		—	519,150	2,323,196
Fifth Third Bancorp	Call	Goldman Sachs International	1/19/18	USD	25.00		—	571,625	2,229,337
Franklin Resources, Inc.	Call	Goldman Sachs International	1/19/18	USD	45.00		—	516,085	1,316,017
JPMorgan Chase & Co.	Call	Goldman Sachs International	1/19/18	USD	70.00		—	571,625	10,603,644
KeyCorp	Call	Goldman Sachs International	1/19/18	USD	15.00		—	571,625	2,457,987
Manulife Financial Corp.	Call	Goldman Sachs International	1/19/18	CAD	22.00		—	571,625	1,164,409
MetLife, Inc.	Call	Goldman Sachs International	1/19/18	USD	52.50		—	571,625	3,515,494
Morgan Stanley	Call	Goldman Sachs International	1/19/18	USD	35.00		—	571,625	5,444,728
Regions Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	12.00		—	571,625	1,857,781
State Street Corp.	Call	Goldman Sachs International	1/19/18	USD	72.50		—	386,745	4,196,183
SunTrust Banks, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	571,625	3,229,681
Synchrony Financial	Call	Goldman Sachs International	1/19/18	USD	35.00		—	571,625	2,800,963
TD Ameritrade Holding Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	487,217	3,313,076
Travelers Cos., Inc.	Call	Goldman Sachs International	1/19/18	USD	135.00		—	176,787	698,309
Wells Fargo & Co.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	571,625	3,172,519
Zions Bancorp	Call	Goldman Sachs International	1/19/18	USD	35.00		—	468,672	4,522,685

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
Euro STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55	—	3,336	$684,698
Euro STOXX 50 Index	Put	Barclays Bank PLC	1/20/17	EUR	3,000.00	—	12,981	42,360
Russell 2000 Index	Put	Goldman Sachs International	1/20/17	USD	1,340.00	—	29,208	443,962
S&P 500 Index	Put	BNP Paribas S.A.	1/20/17	USD	2,225.00	—	32,410	602,826
S&P 500 Index	Put	Citibank N.A.	2/17/17	USD	2,195.00	—	18,173	487,945
S&P 500 Index	Put	JPMorgan Chase Bank N.A.	2/17/17	USD	2,150.00	—	19,418	344,669
S&P 500 Index	Put	Morgan Stanley & Co. International PLC	3/17/17	USD	2,150.00	—	19,471	594,839
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	4/12/17	BRL	59,177.00	—	1,958	1,091,615
Total								$112,767,984

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Forward/2-Year Interest Rate Swap	Goldman Sachs International	Call	2.10%	Receive	3-month LIBOR	4/12/17	USD	530,046	$1,545,772
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	1.96%	Pay	3-month LIBOR	4/11/17	USD	128,958	4,549,004
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	1.99%	Pay	3-month LIBOR	4/12/17	USD	129,170	4,414,465
30-Year Interest Rate Swap	Goldman Sachs International	Put	1.50%	Pay	6-month EURIBOR	6/09/17	EUR	24,396	689,265
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,370,178	4,900
Total									$11,203,406

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Tiffany & Co.	Call	2/17/17	USD	75.00	738	$(348,705)
Tiffany & Co.	Call	2/17/17	USD	72.50	738	(487,080)
Whole Foods Market, Inc.	Call	2/17/17	USD	33.00	2,337	(133,209)
Total						$(968,994)

OTC Barrier Options Written

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
S&P 500 Index	Put	Timer	Citibank N.A.	02/17/17[1]	USD	2,195.00		—	18,173	$(329,683)
Euro STOXX 50 Index	Put	Down-and-In	Citibank N.A.	06/16/17	EUR	2,350.00	EUR	1,823.00	7,591	(151,024)
Euro STOXX 50 Index	Put	Down-and-In	Deutsche Bank AG	09/21/18	EUR	2,586.07	EUR	2,165.83	3,336	(556,399)
Total										$(1,037,106)

[1]	The option shall expire prior to the stated expiration date if the Variance Amount (0.18623%) has been satisfied.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
Johnson & Johnson	Call	Barclays Bank PLC	1/20/17	USD	110.00		—	274,203	$(1,569,812)
Russell 2000 Index	Call	Goldman Sachs International	1/20/17	USD	1,400.00		—	29,208	(150,421)
S&P 500 Index	Call	BNP Paribas S.A.	1/20/17	USD	2,265.00		—	32,410	(371,095)
TOPIX Index	Call	Citibank N.A.	2/10/17	JPY	1,650.00		—	2,255,357	(35,639)
S&P 500 Index	Call	JPMorgan Chase Bank N.A.	2/17/17	USD	2,275.00		—	19,418	(385,447)
USD Currency	Call	JPMorgan Chase Bank N.A.	2/17/17	JPY	116.50	USD	64,894	—	(1,214,729)
USD Currency	Call	UBS AG	2/17/17	ZAR	15.75	USD	32,447	—	(65,784)
USD Currency	Call	Deutsche Bank AG	3/15/17	JPY	117.00	USD	64,898	—	(1,326,810)
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,450.00		—	4,243	(154,056)
S&P 500 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	USD	2,290.00		—	19,471	(487,749)
USD Currency	Call	UBS AG	3/23/17	JPY	118.00	USD	65,057	—	(1,148,415)
USD Currency	Call	Goldman Sachs International	4/05/17	MXN	21.75	USD	33,024	—	(484,133)
USD Currency	Call	UBS AG	4/05/17	NOK	9.05	USD	33,023	—	(268,305)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	Bank of America N.A.	4/12/17	BRL	64,946.76		—	1,958	(1,011,147)
NZD Currency	Call	Goldman Sachs International	5/04/17	USD	0.73	NZD	46,234	—	(304,513)
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	70.00		—	336,354	(744,281)
Apple Inc.	Call	UBS AG	9/15/17	USD	130.00		—	362,625	(1,124,834)
SPDR Gold Trust ETF[1]	Put	Société Générale	2/17/17	USD	110.00		—	229,607	(576,314)
USD Currency	Put	JPMorgan Chase Bank N.A.	2/17/17	JPY	103.00	USD	64,894	—	(21,694)
USD Currency	Put	UBS AG	2/17/17	ZAR	13.60	USD	32,447	—	(600,549)
USD Currency	Put	Deutsche Bank AG	3/15/17	JPY	103.00	USD	64,898	—	(74,440)
USD Currency	Put	UBS AG	3/23/17	JPY	105.00	USD	65,057	—	(160,263)
EUR Currency	Put	Morgan Stanley & Co. International PLC	4/06/17	USD	1.05	EUR	65,486	—	(1,123,533)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	4/12/17	BRL	50,300.45		—	1,958	(221,621)
EUR Currency	Put	Goldman Sachs International	4/20/17	USD	1.03	EUR	44,282	—	(584,800)
EUR Currency	Put	Deutsche Bank AG	5/04/17	USD	1.04	EUR	46,651	—	(787,492)
NZD Currency	Put	Goldman Sachs International	5/04/17	USD	0.66	NZD	46,234	—	(368,516)
QUALCOMM, Inc.	Put	Deutsche Bank AG	5/19/17	USD	40.00		—	336,354	(66,558)
Apple Inc.	Put	UBS AG	9/15/17	USD	100.00		—	362,625	(1,314,748)
Total									$(16,747,698)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Goldman Sachs International	Call	0.10%	Pay	6-month EURIBOR	6/09/17	EUR	122,642	$(535,290)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.16%	Receive	3-month LIBOR	4/11/17	USD	128,958	(3,530,790)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.36%	Receive	3-month LIBOR	4/11/17	USD	128,958	(2,601,489)
2-Year Forward/2-Year Interest Rate Swap	Goldman Sachs International	Put	3.00%	Receive	3-month LIBOR	4/12/17	USD	530,046	(467,468)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.19%	Receive	3-month LIBOR	4/12/17	USD	129,170	(3,417,765)

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.39%	Receive	3-month LIBOR	4/12/17	USD	129,170	$(2,513,168)
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.45%	Receive	6-month EURIBOR	6/09/17	EUR	122,642	(204,394)
Total									$(13,270,364)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	19,067	$ 460,546
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	BBB+	USD	109,731	404,983
iTraxx Crossover Series 26 Version 1	5.00%	12/20/21	B+	EUR	52,064	1,036,662
Total						$1,902,191

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	6-month GBP LIBOR	7/02/18[2]	7/02/20	GBP	62,452	$ 431,682
0.57%[1]	6-month GBP LIBOR	7/02/18[2]	7/02/20	GBP	62,452	424,046
0.58%[1]	6-month GBP LIBOR	7/02/18[2]	7/02/20	GBP	62,452	399,603
0.54%[1]	6-month GBP LIBOR	7/02/18[2]	7/02/20	GBP	62,144	469,069
0.99%[3]	3-month LIBOR	7/05/18[2]	7/05/20	USD	81,228	(1,742,383)
1.06%[3]	3-month LIBOR	7/05/18[2]	7/05/20	USD	81,041	(1,630,526)
1.02%[3]	3-month LIBOR	7/05/18[2]	7/05/20	USD	81,041	(1,693,826)
1.02%[3]	3-month LIBOR	7/05/18[2]	7/05/20	USD	81,041	(1,697,734)
0.60%[1]	6-month GBP LIBOR	7/16/18[2]	7/16/20	GBP	62,753	382,266
0.61%[1]	6-month GBP LIBOR	7/16/18[2]	7/16/20	GBP	62,753	376,132
0.64%[1]	6-month GBP LIBOR	7/16/18[2]	7/16/20	GBP	62,753	330,870
1.22%[3]	3-month LIBOR	7/19/18[2]	7/19/20	USD	81,579	(1,405,473)
1.21%[3]	3-month LIBOR	7/19/18[2]	7/19/20	USD	81,579	(1,423,555)
1.18%[3]	3-month LIBOR	7/19/18[2]	7/19/20	USD	81,579	(1,462,075)
0.02%[1]	6-month EURIBOR	N/A	4/09/21	EUR	14,355	(6,403)
0.37%[1]	6-month EURIBOR	N/A	8/15/26	EUR	49,210	1,189,338
3.03%[1]	3-month LIBOR	4/19/22[2]	4/19/27	USD	182,202	(2,129,843)
Total						$(9,188,812)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

OTC Currency Swaps

		Notional Amount (000)
Fund Pays	Fund Receives	Notional Delivered	Notional Received		Counterparty	Expiration Date[1]	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.10% JPY	1.23%	JPY 2,383,000	USD	19,769	Bank of America N.A.	3/15/2017	$(551,510)	—	$ (551,510)
0.10% JPY	1.84%	JPY 2,434,450	USD	21,624	Bank of America N.A.	3/15/2018	906,503	—	906,503
0.10% JPY	1.96%	JPY 3,652,350	USD	32,208	Bank of America N.A.	3/15/2018	1,193,644	—	1,193,644
0.10% JPY	2.01%	JPY 7,006,100	USD	67,725	Bank of America N.A.	10/15/2018	7,945,225	—	7,945,225
Total							$9,493,862	—	$9,493,862

[1]	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 506,870,000[1]	BNP Paribas S.A.	3/31/17	JPY 182	$772,381	—	$772,381
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 515,970,000[1]	BNP Paribas S.A.	3/31/17	JPY 182	694,520	—	694,520
Euro STOXX 50 Index Dividend Future December 2017	EUR 1,440,911[1]	BNP Paribas S.A.	12/15/17	EUR 125	12,199	—	12,199
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 594,918,000[1]	BNP Paribas S.A.	4/02/18	JPY 180	261,664	—	261,664
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 600,750,000[1]	BNP Paribas S.A.	4/02/18	JPY 180	211,765	—	211,765
Euro STOXX 50 Index Dividend Future December 2018	EUR 2,618,460[1]	BNP Paribas S.A.	12/21/18	EUR 234	110,844	—	110,844
Euro STOXX 50 Index Dividend Future December 2018	EUR 2,765,290[1]	BNP Paribas S.A.	12/21/18	EUR 253	189,088	—	189,088
Euro STOXX 50 Index Dividend Future December 2018	EUR 2,892,800[1]	BNP Paribas S.A.	12/21/18	EUR 256	91,623	—	91,623
Euro STOXX 50 Index Dividend Future December 2018	EUR 5,310,630[1]	BNP Paribas S.A.	12/21/18	EUR 468	144,098	—	144,098
S&P 500 Annual Dividend Index Future December 2018	USD 7,094,313[1]	BNP Paribas S.A.	12/21/18	USD 607	660,113	—	660,113
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 309,375,000[1]	BNP Paribas S.A.	3/29/19	JPY 90	236,791	—	236,791

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 316,800,000[1]	BNP Paribas S.A.	3/29/19	JPY 90	$173,262	—	$173,262
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 618,839,000[1]	BNP Paribas S.A.	3/29/19	JPY 181	504,864	—	504,864
Euro STOXX 50 Index Dividend Future December 2019	EUR 1,688,400[1]	BNP Paribas S.A.	12/20/19	EUR 168	212,215	—	212,215
Euro STOXX 50 Index Dividend Future December 2019	EUR 2,621,280[1]	BNP Paribas S.A.	12/20/19	EUR 254	262,027	—	262,027
Euro STOXX 50 Index Dividend Future December 2019	EUR 3,305,250[1]	BNP Paribas S.A.	12/20/19	EUR 325	369,481	—	369,481
Euro STOXX 50 Index Dividend Future December 2019	EUR 3,589,050[1]	BNP Paribas S.A.	12/20/19	EUR 355	426,009	—	426,009
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 314,640,000[1]	BNP Paribas S.A.	3/31/20	JPY 90	251,807	—	251,807
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 418,800,000[1]	BNP Paribas S.A.	3/31/20	JPY 120	341,904	—	341,904
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 510,000,000[1]	BNP Paribas S.A.	3/31/20	JPY 150	542,888	—	542,888
Euro STOXX 50 Index Dividend Future December 2020	EUR 1,810,440[1]	BNP Paribas S.A.	12/18/20	EUR 188	221,647	—	221,647
Euro STOXX 50 Index Dividend Future December 2020	EUR 2,800,780[1]	BNP Paribas S.A.	12/18/20	EUR 262	16,548	—	16,548
Euro STOXX 50 Index Dividend Future December 2020	EUR 2,916,690[1]	BNP Paribas S.A.	12/18/20	EUR 301	332,691	—	332,691
Euro STOXX 50 Index Dividend Future December 2020	EUR 721,500[1]	BNP Paribas S.A.	12/18/20	EUR 75	90,791	—	90,791
Euro STOXX 50 Index Dividend Future December 2020	EUR 836,940[1]	BNP Paribas S.A.	12/18/20	EUR 87	103,486	—	103,486
Euro STOXX 50 Index Dividend Future December 2020	EUR 962,000[1]	BNP Paribas S.A.	12/18/20	EUR 100	110,529	—	110,529
Euro STOXX 50 Index Dividend Future December 2020	EUR 964,000[1]	BNP Paribas S.A.	12/18/20	EUR 100	116,844	—	116,844
S&P 500 Annual Dividend Index Future December 2020	USD 2,914,481[1]	Goldman Sachs International	12/18/20	USD 243	341,719	—	341,719

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation
Euro STOXX 50 Index Dividend Future December 2021	EUR 1,349,300[1]	BNP Paribas S.A.	12/17/21	EUR 131	$ 1,379	—	$ 1,379
S&P 500 Annual Dividend Index Future December 2021	USD 3,726,213[1]	BNP Paribas S.A.	12/17/21	USD 307	495,038	—	495,038
Total					$8,300,215	—	$8,300,215

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

Transactions in Options Written for the Year Ended December 31, 2016

	Calls

		Notional (000)

	Contracts	AUD	EUR	NZD	USD	Premiums Received

Outstanding options, beginning of year	14,290,521	—	—	—	354,800	$ 16,320,399
Options written	8,682,207	73,488	122,642	125,817	2,631,322	33,964,476
Options exercised	(843,249)	—	—	(39,519)	—	(1,818,533)
Options expired	(13,524,663)	(73,488)	—	(40,064)	(184,574)	(10,616,867)
Options closed	(5,265,756)	—	—	—	(2,508,205)	(28,795,652)

Outstanding options, end of year	3,339,060	—	122,642	46,234	293,343	$ 9,053,823

	Puts

		Notional (000)

	Contracts	AUD	EUR	GBP	NZD	USD	Premiums Received

Outstanding options, beginning of year	39,408,444	—	—	—	—	296,405	$ 30,731,387
Options written	19,602,594	73,488	279,061	371,600	125,817	3,456,732	50,254,544
Options exercised	(827,763)	—	—	(49,726)	—	(30,558)	(3,926,274)
Options expired	(260,062)	(73,488)	—	(291,173)	(79,583)	(275,349)	(9,708,343)
Options closed	(56,963,569)	—	—	(30,701)	—	(2,173,632)	(52,375,391)

Outstanding options, end of year	959,644	—	279,061	—	46,234	1,273,598	$ 14,975,923

As of period end, the value of portfolio securities subject to covered call options written was $114,137,716.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$697,395	—	—	—	$697,395
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$78,865,940	—	—	78,865,940
Options purchased	Investments at value — unaffiliated[2]	—	—	101,674,137	11,093,847	$11,203,406	—	123,971,390
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$1,902,191	—	—	4,003,006	—	5,905,197
Swaps - OTC	Unrealized appreciation on OTC swaps	—	—	8,300,215	—	10,045,372	—	18,345,587
Total		—	$1,902,191	$110,671,747	$89,959,787	$25,251,784	—	$227,785,509

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$1,196,081	—	—	—	$1,196,081
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$9,529,430	—	—	9,529,430
Options written	Options written at value	—	—	10,219,822	8,533,976	$13,270,364	—	32,024,162
Swaps - centrally cleared	Net unrealized depreciation[1]	—	—	—	—	13,191,818	—	13,191,818
Swaps - OTC	Unrealized depreciation on OTC swaps	—	—	—	—	551,510	—	551,510
Total		—	—	$11,415,903	$18,063,406	$27,013,692	—	$56,493,001

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(33,392,219)	—	—	—	$(33,392,219)
Forward foreign currency exchange contracts	—	—	—	$(70,220,414)	—	—	(70,220,414)
Options purchased[1]	—	—	(61,619,659)	937,538	$(13,095,982)	—	(73,778,103)
Options written	—	—	3,447,176	5,570,467	3,310,425	—	12,328,068
Swaps	—	$9,126,546	2,001,723	—	895,004	—	12,023,273

Total	—	$9,126,546	$(89,562,979)	$(63,712,409)	$(8,890,553)	—	$(153,039,395)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$1,924,566	—	—	—	$1,924,566
Forward foreign currency exchange contracts	—	—	—	$69,893,654	—	—	69,893,654
Options purchased[2]	—	—	82,603,316	5,785,259	$13,957,068	—	102,345,643
Options written	—	—	1,070,990	(1,347,991)	(11,947,134)	—	(12,224,135)
Swaps	—	$2,646,551	4,918,993	—	(158,593)	—	7,406,951

Total	—	$2,646,551	$90,517,865	$74,330,922	$1,851,341	—	$169,346,679

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	23

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts - long	$11,484,186
Average notional value of contracts - short	$259,347,524
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$1,318,972,445
Average amounts sold - in USD	$570,741,536
Options:
Average value of option contracts purchased	$61,306,743
Average value of option contracts written	$26,505,581
Average notional value of swaption contracts purchased	$570,863,654
Average notional value of swaption contracts written	$782,140,527
Credit default swaps:
Average notional value - buy protection	$14,734,000
Average notional value - sell protection	$276,768,893
Interest rate swaps:
Average notional value - pays fixed rate	$529,636,803
Average notional value - receives fixed rate	$300,232,250
Currency swaps:
Average notional value - pays	$90,532,250
Average notional value - receives	$93,303,913
Total return swaps:
Average notional value	$85,347,707
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,229,508		$375,156
Forward foreign currency exchange contracts	78,865,940		9,529,430
Options	123,971,390	[1]	32,024,162
Swaps - centrally cleared	—		141,962
Swaps - OTC[2]	18,345,587		551,510

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$222,412,425		$42,622,220
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,229,508)		(1,486,112)

Total derivative assets and liabilities subject to an MNA	$221,182,917		$41,136,108

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,5]
Bank of America N.A.	$ 11,916,739	$ (1,784,278)	$ (9,644,368)	—	$ 488,093
Barclays Bank PLC	1,557,601	(1,557,601)	—	—	—
BNP Paribas S.A.	29,349,940	(733,729)	—	$ (10,520,000)	18,096,211
Citibank N.A.	4,648,363	(1,600,021)	—	(2,140,796)	907,546
Credit Suisse International	5,327,272	(1,295,665)	—	(400,000)	3,631,607
Deutsche Bank AG	11,875,161	(6,415,538)	—	(4,170,000)	1,289,623
Goldman Sachs International	109,659,030	(16,543,918)	—	(93,115,112)	—
HSBC Bank USA N.A.	563,178	(109,929)	—	—	453,249
JPMorgan Chase Bank N.A.	8,893,205	(2,578,231)	—	—	6,314,974
Morgan Stanley & Co. International PLC	11,872,992	(2,951,927)	—	(1,700,000)	7,221,065
Société Générale	784,528	(576,314)	—	(208,214)	—
UBS AG	24,734,908	(4,976,746)	(2,036,447)	(620,000)	17,101,715

Total	$221,182,917	$(41,123,897)	$(11,680,815)	$(112,874,122)	$55,504,083

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America N.A.	$ 1,784,278	$ (1,784,278)	—	—	—
Barclays Bank PLC	1,569,812	(1,557,601)	$(12,211)	—	—
BNP Paribas S.A.	733,729	(733,729)	—	—	—
Citibank N.A.	1,600,021	(1,600,021)	—	—	—
Credit Suisse International	1,295,665	(1,295,665)	—	—	—
Deutsche Bank AG	6,415,538	(6,415,538)	—	—	—
Goldman Sachs International	16,543,918	(16,543,918)	—	—	—
HSBC Bank USA N.A.	109,929	(109,929)	—	—	—
JPMorgan Chase Bank N.A.	2,578,231	(2,578,231)	—	—	—
Morgan Stanley & Co. International PLC	2,951,927	(2,951,927)	—	—	—
Société Générale	576,314	(576,314)	—	—	—
UBS AG	4,976,746	(4,976,746)	—	—	—

Total	$41,136,108	$(41,123,897)	$(12,211)	—	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	25

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	$34,857,079	$7,995,378	—	$42,852,457
Canada	69,782,185	—	—	69,782,185
China	33,056,893	26,010,622	—	59,067,515
Czech Republic	—	1,865,548	—	1,865,548
Finland	—	26,101,296	—	26,101,296
France	1,123,379	315,761,320	—	316,884,699
Germany	31,878,984	108,606,162	—	140,485,146
Hong Kong	—	41,863,527	—	41,863,527
India	—	76,621,102	—	76,621,102
Indonesia	—	9,981,181	—	9,981,181
Ireland	31,258,858	23,823,709	—	55,082,567
Italy	25,887,101	60,595,827	—	86,482,928
Japan	7,035,055	946,770,829	—	953,805,884
Mexico	7,490,906	—	—	7,490,906
Netherlands	59,964,690	137,260,035	—	197,224,725
Portugal	—	5,810,522	—	5,810,522
Singapore	—	55,892,522	—	55,892,522
South Korea	—	51,855,192	—	51,855,192
Spain	—	47,811,082	—	47,811,082
Sweden	—	56,938,158	—	56,938,158
Switzerland	26,990,134	95,774,923	—	122,765,057
Taiwan	—	28,180,180	—	28,180,180
Thailand	—	10,545,624	—	10,545,624
United Arab Emirates	—	19,115,306	—	19,115,306
United Kingdom	94,596,575	207,428,362	$672,049	302,696,986
United States	2,864,088,247	—	454,845	2,864,543,092
Corporate Bonds	—	482,905,891	24,183,817	507,089,708
Floating Rate Loan Interests	—	73,231,820	16,176,802	89,408,622
Foreign Agency Obligations	—	74,461,869	—	74,461,869
Foreign Government Obligations	—	946,194,747	—	946,194,747
Investment Companies	309,666,074	—	—	309,666,074
Non-Agency Mortgage-Backed Securities	—	7,811,817	—	7,811,817
Preferred Securities	142,828,972	137,681,358	119,783,830	400,294,160
U.S. Government Sponsored Agency Securities	—	65,360,716	—	65,360,716
U.S. Treasury Obligations	—	743,147,548	—	743,147,548
Rights	—	—	3	3
Warrants	1,062,263	171,333	—	1,233,596
Short Term Investments:
Foreign Agency Obligations	—	675,107,920	—	675,107,920
Money Market Funds	3,489,583	—	—	3,489,583
Time Deposits	—	4,805,491	—	4,805,491
U.S. Treasury Obligations	—	954,618,958	—	954,618,958
Options Purchased:
Equity contracts	—	101,674,137	—	101,674,137
Foreign currency exchange contracts	—	11,093,847	—	11,093,847
Interest rate contracts	—	11,203,406	—	11,203,406

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments Sold Short	$(82,387,580)	$(7,032,574)	—	$(89,420,154)

Subtotal	$3,662,669,398	$6,645,046,691	$161,271,346	$10,468,987,435

Investments Valued at NAV[1]				304,782,173

Total Investments				$10,773,769,608

[1] As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,902,191	—	$1,902,191
Equity contracts	$697,395	8,300,215	—	8,997,610
Foreign currency exchange contracts	—	78,865,940	—	78,865,940
Interest rate contracts	—	14,048,378	—	14,048,378
Liabilities:
Equity contracts	(2,165,075)	(9,250,828)	—	(11,415,903)
Foreign currency exchange contracts	—	(18,063,406)	—	(18,063,406)
Interest rate contracts	—	(27,013,692)	—	(27,013,692)
Total	$(1,467,680)	$48,788,798	—	$47,321,118

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Rights	Options Purchased	Total
Assets:
Opening Balance, as of December 31, 2015	$ 6,823,323	$ 91,576,847	$15,440,951	$ 9,349,901	$129,809,258	$ 1	$ 1,273,536	$254,273,817
Transfers into Level 3	—	—	1,190,628	—	—	—	—	1,190,628
Transfers out of Level 3	—	(2,264,538)	—	(9,349,901)	—	—	—	(11,614,439)
Accrued discounts/premiums	—	(70,739)	48,248	—	—	—	—	(22,491)
Net realized gain (loss)	—	—	(2,102,046)	—	—	—	(1,232,743)	(3,334,789)
Net change in unrealized appreciation (depreciation)[1,2]	(5,696,429)	(66,297,649)	4,856,355	—	(10,025,428)	(1)	(38,414)	(77,201,566)
Purchases	—	1,239,896	—	—	—	3	—	1,239,899
Sales	—	—	(3,257,334)	—	—	—	(2,379)	(3,259,713)
Closing Balance, as of December 31, 2016	$ 1,126,894	$ 24,183,817	$16,176,802	—	$119,783,830	$ 3	—	$161,271,346

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	$(5,696,429)	$(66,297,649)	$ 4,856,355	—	$ (10,025,428)	—	—	$ (77,163,151)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	27

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
	Assets	Liabilities
Opening Balance, as of December 31, 2015	—	$(875,797)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	(2,649,027)
Net change in unrealized appreciation (depreciation)[1]	—	7,090,454
Purchases	—	—
Issues	—	—
Sales	—	(3,565,630)
Settlements	—	—
Closing Balance, as of December 31, 2016	—	—

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2016	—	—

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $16,243,000.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks[3,4]	$1,126,894	Market	Discount for Lack of Marketability[1]	12.73%	—
			Yield[1]	11.25%	—
			Billings Growth Rate[2]	85.00%	—
			Discount Rate[1]	20.00%	—
			Exit Scenario Probability[2]	20.00% - 50.00%	—
			Revenue Multiple[2]	6.50x - 10.25x	—
			Time to Exit[1]	1-2 years	—
			Volatility[2]	37.38% - 43.66%	39.91%
Corporate Bonds[3,5]	24,117,622	Market	Discount for Lack of Marketability[1]	12.73%	—
			Yield[1]	11.25%	—
			Volatility[2]	37.38%	—
			Recovery Rate[2]	—	—
		Income	Discount Rate[1]	15.00%	—
Preferred Stocks[4,6]	119,783,830	Market	Billings Growth Rate[2]	85.00%	—
			Discount Rate[1]	20.00%	—
			Exit Scenario Probability[2]	5.00% - 50.00%	30.11%
			Revenue Growth Rate[2]	40.00% - 150.00%	74.23%
			Revenue Growth Rate[2]	187.00%
			Revenue Multiple[2]	4.75x - 14.75x	10.79x
			Time to Exit[1]	1-2 years	—
			Volatility[2]	36.00% - 53.00%	41.28%

Total	$145,028,346

[1]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[2]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[3]

For the year ended December 31, 2016, the valuation technique changed for certain investments in common stocks and corporate bonds amounting to $14,720,077 from a fully-diluted market comparables approach to the expected value based on the Terms of the Acquisition of the company. The change was due to the expected acquisition of the company by a third party.

[4]

For the year ended December 31, 2016, the valuation technique changed for certain investments in common stocks and preferred stocks amounting to $9,645,923 from using the Last Transaction Price to a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”). The change was due to consideration of liquidation preferences and exit strategy.

[5]

For the year ended December 31, 2016, the valuation technique changed for certain investments in corporate bonds amounting to $2,145,633 from a hybrid model using PWERM and OPM model to a Recovery Value. The change was due to the consideration of the company’s current operations.

[6]

For the year ended December 31, 2016, the valuation technique changed for investments classified as preferred stocks amounting to $23,069,388 from a PWERM to an OPM and/or to a hybrid method using PWERM and OPM models. The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Statement of Assets and Liabilities

December 31, 2016	BlackRock Global Allocation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $286,700,366)(cost — $10,359,744,899)	$10,521,055,100
Investments at value — affiliated (cost — $347,553,152)	342,134,662
Cash	618,281
Cash held for investments sold short	85,867,694
Cash pledged:
Futures contracts	15,279,000
Centrally cleared swaps	11,927,960
Foreign currency at value — (cost — $110,123)	105,808
Receivables:
Investments sold	31,813,198
Options written	1,671,626
Securities lending income — affiliated	118,150
Capital shares sold	1,048,332
Dividends — affiliated	1,329
Dividends — unaffiliated	8,147,231
Interest — unaffiliated	20,419,748
From the Manager	1,608,651
Variation margin on futures contracts	1,229,508
Unrealized appreciation on:
Forward foreign currency exchange contracts	78,865,940
OTC swaps	18,345,587
Prepaid expenses	65,546

Total assets	11,140,323,351

Liabilities
Investments sold short at value (proceeds — $86,369,705)	89,420,154
Cash received as collateral for OTC derivatives	118,516,796
Collateral on securities loaned at value	304,746,307
Options written at value (premiums received — $24,029,746)	32,024,162
Payables:
Investments purchased	88,303,785
Capital shares redeemed	6,650,364
Deferred foreign capital gain tax	388,704
Distribution fees	1,775,372
Dividends on short sales	47,380
Investment advisory fees	5,577,150
Officer’s and Directors’ fees	50,436
Options written	175,551
Other accrued expenses	6,134,522
Other affiliates	60,397
Variation margin on futures contracts	375,156
Variation margin on centrally cleared swaps	141,962
Unrealized depreciation on:
Forward foreign currency exchange contracts	9,529,430
OTC swaps	551,510

Total liabilities	664,469,138

Net Assets	$10,475,854,213

Net Assets Consist of
Paid-in capital	$10,553,039,670
Distributions in excess of net investment income	(54,431,232)
Accumulated net realized loss	(248,133,447)
Net unrealized appreciation (depreciation)	225,379,222

Net Assets	$10,475,854,213

Net Asset Value
Class I — Based on net assets of $2,107,144,541 and 135,886,461 shares outstanding, 400 million shares authorized, $0.10 par value	$15.51

Class II — Based on net assets of $229,491,712 and 14,846,708 shares outstanding, 200 million shares authorized, $0.10 par value	$15.46

Class III — Based on net assets of $8,139,217,960 and 608,629,209 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$13.37

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	29

Consolidated Statement of Operations

Year Ended December 31, 2016	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$145,671,248
Interest — unaffiliated	95,695,844
Securities lending — affiliated — net	2,604,468
Dividends — affiliated	576,344
Foreign taxes withheld	(7,515,635)

Total income	237,032,269

Expenses
Investment advisory	67,128,279
Distribution — class specific	21,415,505
Transfer agent	5,283
Transfer agent — class specific	18,358,760
Custodian	1,195,759
Accounting services	620,813
Printing	857,483
Professional	413,645
Officer and Directors	180,908
Registration	20,531
Miscellaneous	551,013

Total expenses excluding dividend expense and broker fees and expenses on short sales	110,747,979
Dividend expense	870,334
Broker fees and expenses on short sales	19,843

Total expenses	111,638,156
Less:
Fees waived by the Manager	(135,403)
Transfer agent fees reimbursed — class specific	(10,903,808)

Total expenses after fees waived and reimbursed	100,598,945

Net investment income	136,433,324

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(101,594,709)
Investments — affiliated	1,856,848
Capital gain distributions from investment companies — affiliated	24
Futures contracts	(33,392,219)
Foreign currency transactions	1,532,178
Forward foreign currency exchange contracts	(70,220,414)
Options written	12,328,068
Short sales	1,491,468
Swaps	12,023,273

(175,975,483)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $8,077 foreign capital gain tax)	380,607,934
Investments — affiliated	2,122,040
Futures contracts	1,924,566
Foreign currency translations	(227,175)
Forward foreign currency exchange contracts	69,893,654
Options written	(12,224,135)
Short sales	(3,687,527)
Swaps	7,406,951

445,816,308

Net realized and unrealized gain	269,840,825

Net Increase in Net Assets Resulting from Operations	$406,274,149

See Notes to Consolidated Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$136,433,324	$129,521,516
Net realized gain (loss)	(175,975,483)	472,061,666
Net change in unrealized appreciation (depreciation)	445,816,308	(729,403,422)

Net increase (decrease) in net assets resulting from operations	406,274,149	(127,820,240)

Distributions to Shareholders[1]
From net investment income:
Class I	(26,933,124)	(22,591,667)
Class II	(2,573,765)	(2,596,531)
Class III	(99,994,504)	(96,000,973)
From net realized gain:
Class I	—	(104,343,065)
Class II	—	(13,712,126)
Class III	—	(543,917,999)
From return of capital:
Class I	—	(1,227,074)
Class II	—	(159,076)
Class III	—	(6,297,189)

Decrease in net assets resulting from distributions to shareholders	(129,501,393)	(790,845,700)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(921,542,124)	290,068,576

Net Assets
Total decrease in net assets	(644,769,368)	(628,597,364)
Beginning of year	11,120,623,581	11,749,220,945

End of year	$10,475,854,213	$11,120,623,581

Distributions in excess of net investment income, end of year	$(54,431,232)	$(44,850,472)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	31

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.09	$16.26	$17.61	$16.10	$14.87

Net investment income[1]	0.22	0.22	0.29	0.22	0.26
Net realized and unrealized gain (loss)	0.40	(0.35)	0.12	2.14	1.27

Net increase (decrease) from investment operations	0.62	(0.13)	0.41	2.36	1.53

Distributions:[2]
From net investment income	(0.20)	(0.19)	(0.39)	(0.20)	(0.25)
From net realized gain	—	(0.84)	(1.37)	(0.65)	(0.05)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.20)	(1.04)	(1.76)	(0.85)	(0.30)

Net asset value, end of year	$15.51	$15.09	$16.26	$17.61	$16.10

Total Return[3]
Based on net asset value	4.11%	(0.89)%	2.30%	14.76%	10.28%

Ratios to Average Net Assets
Total expenses	0.74%	0.75%	0.74%	0.72%	0.74%

Total expenses after fees waived and/or reimbursed	0.74%	0.73%	0.72%	0.72%	0.74%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.73%	0.73%	0.72%	0.72%	0.74%

Net investment income	1.47%	1.32%	1.64%	1.26%	1.66%

Supplemental Data
Net assets, end of year (000)	$2,107,145	$1,994,371	$1,708,903	$2,426,154	$1,868,059

Portfolio turnover rate[4]	135%	90%	72%	53%	49%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,

	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	135%	88%	72%	53%	49%

See Notes to Consolidated Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.04	$16.21	$17.56	$16.07	$14.85

Net investment income[1]	0.20	0.19	0.25	0.19	0.23
Net realized and unrealized gain (loss)	0.40	(0.35)	0.14	2.14	1.28

Net increase (decrease) from investment operations	0.60	(0.16)	0.39	2.33	1.51

Distributions:[2]
From net investment income	(0.18)	(0.16)	(0.37)	(0.19)	(0.24)
From net realized gain	—	(0.84)	(1.37)	(0.65)	(0.05)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.18)	(1.01)	(1.74)	(0.84)	(0.29)

Net asset value, end of year	$15.46	$15.04	$16.21	$17.56	$16.07

Total Return[3]
Based on net asset value	3.96%	(1.05)%	2.16%	14.55%	10.14%

Ratios to Average Net Assets
Total expenses	1.02%	1.02%	1.01%	1.00%	0.98%

Total expenses after fees waived and/or reimbursed	0.89%	0.88%	0.88%	0.87%	0.90%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.88%	0.88%	0.87%	0.87%	0.90%

Net investment income	1.33%	1.17%	1.39%	1.07%	1.43%

Supplemental Data
Net assets, end of year (000)	$229,492	$256,964	$260,312	$216,395	$80,236

Portfolio turnover rate[4]	135%	90%	72%	53%	49%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,

	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	135%	88%	72%	53%	49%

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	33

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.04	$14.19	$15.58	$14.34	$13.28

Net investment income[1]	0.16	0.15	0.21	0.16	0.20
Net realized and unrealized gain (loss)	0.34	(0.30)	0.12	1.89	1.12

Net increase (decrease) from investment operations	0.50	(0.15)	0.33	2.05	1.32

Distributions:[2]
From net investment income	(0.17)	(0.15)	(0.35)	(0.16)	(0.21)
From net realized gain	—	(0.84)	(1.37)	(0.65)	(0.05)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.17)	(1.00)	(1.72)	(0.81)	(0.26)

Net asset value, end of year	$13.37	$13.04	$14.19	$15.58	$14.34

Total Return[3]
Based on net asset value	3.81%	(1.14)%	2.08%	14.42%	9.97%

Ratios to Average Net Assets
Total expenses	1.12%	1.12%	1.11%	1.11%	1.07%

Total expenses after fees waived and/or reimbursed	0.99%	0.98%	0.98%	0.97%	0.99%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.98%	0.98%	0.97%	0.97%	0.99%

Net investment income	1.22%	1.07%	1.32%	1.02%	1.41%

Supplemental Data
Net assets, end of year (000)	$8,139,218	$8,869,288	$9,780,007	$10,014,301	$8,702,140

Portfolio turnover rate[4]	135%	90%	72%	53%	49%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,

	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	135%	88%	72%	53%	49%

See Notes to Consolidated Financial Statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $330,577,072, which is 3.2% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	35

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time, or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	37

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	39

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Short Sales Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	41

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities Loaned	Cash Collateral
Counterparty	at Value	Received[1]	Net Amount

Barclays Capital, Inc.	$ 1,420,626	$ (1,420,626)	—
BMO Capital Markets	3,135,558	(3,135,558)	—
BNP Paribas S.A.	235,324	(235,324)	—
Citigroup Global Markets, Inc.	70,090,490	(70,090,490)	—
Credit Suisse Securities (USA) LLC	43,102,098	(43,102,098)	—
Deutsche Bank Securities Inc.	25,163,330	(25,163,330)	—
Goldman Sachs & Co.	20,307,940	(20,307,940)	—
JP Morgan Securities LLC	80,014,580	(80,014,580)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	21,538	(21,538)	—
Morgan Stanley	19,991,695	(19,991,695)	—
National Financial Services LLC	1,411,944	(1,411,944)	—
State Street Bank & Trust Co.	17,597,628	(17,597,628)	—
UBS AG	4,207,615	(4,207,615)	—

Total	$286,700,366	$(286,700,366)	—

[1]

Collateral with a value of $304,746,307 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	43

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — The Fund enters into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	45

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Class II	Class III
0.15%	0.25%

For the year ended December 31, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$358,176	$21,057,329	$21,415,505

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$1,398,984	$474,653	$16,485,123	$18,358,760

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2016, the amount waived was $7,238.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice. The Fund waived $128,165 in advisory fees pursuant to these arrangements.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

	Class I	Class II	Class III	Total
Transfer agent fees reimbursed	$23,845	$307,046	$10,572,917	$10,903,808

For the year ended December 31, 2016, the Fund reimbursed the Manager $120,777 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $578,273 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	47

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Purchases	Sales	Net Realized Gain
$14,934,583	$10,889,351	$3,363,543

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$8,152,087,098	$8,315,437,088
U.S. Government Securities	$4,603,746,490	$4,650,664,091

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, fees received on trade settlements and dividends recognized for tax purposes were reclassified to the following accounts:

Distributions in excess of net investment income	$(16,512,691)
Accumulated net realized loss	$ 16,512,691

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$129,501,393	$232,259,251
Long-term capital gain	—	550,903,110
Tax return of capital	—	7,683,339

Total	$129,501,393	$790,845,700

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$43,047,294
Capital loss carryforwards	(174,593,093)
Net unrealized gains[1]	54,360,342

Total	$(77,185,457)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments and the investment in a wholly-owned subsidiary.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset futures realized capital gains of $174,593,093.

48	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$10,752,660,984

Gross unrealized appreciation	$691,700,844
Gross unrealized depreciation	(581,172,066)

Net unrealized appreciation	$110,528,778

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	49

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

50	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	16,192,343	$244,305,933	29,942,559	$491,454,627
Shares issued in reinvestment of distributions	1,521,201	23,578,615	7,239,930	111,785,594
Shares redeemed	(14,033,328)	(214,313,552)	(10,045,140)	(164,284,586)

Net increase	3,680,216	$53,570,996	27,137,349	$438,955,635

Class II
Shares sold	789,548	$11,986,829	1,738,682	$28,612,376
Shares issued in reinvestment of distributions	166,479	2,573,765	1,068,549	16,467,733
Shares redeemed	(3,198,273)	(48,293,049)	(1,772,664)	(28,738,978)

Net increase (decrease)	(2,242,246)	$(33,732,455)	1,034,567	$16,341,131

Class III
Shares sold	13,153,930	$171,434,340	21,372,342	$305,722,607
Shares issued in reinvestment of distributions	7,479,020	99,994,504	48,275,550	646,216,116
Shares redeemed	(92,373,623)	(1,212,809,509)	(78,303,391)	(1,117,166,913)

Net decrease	(71,740,673)	$(941,380,665)	(8,655,499)	$(165,228,190)

Total Net Increase (Decrease)	(70,302,703)	$(921,542,124)	19,516,417	$290,068,576

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	51

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Global Allocation V.I. Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the consolidated results of operations for the year then ended, the consolidated changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

52	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc. ▶ BlackRock Global Opportunities V.I. Fund
Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

Stock selection within the industrials and information technology (“IT”) sectors led detractors for the period. Within industrials, stock selection in the construction machinery & heavy trucks sub-industry led detractors after the Fund’s position in CRRC Corp. Ltd., a Chinese transportation vehicle company, sold off sharply due to concerns surrounding growth in the region. The downturn in the stock was exacerbated given the company’s exposure to the manufacturing sector of the Chinese economy, and the Fund exited the position. Within IT, stock selection in the internet software & services sub-industry was the next largest detractor as Hortonworks, Inc. reported mixed financial results coupled with an announcement that it was planning a secondary stock offering. The market received the news of additional financing negatively given that the company’s share price was trading near all-time lows. The Fund sold the position during the period and rotated into more attractive opportunities.

•	Conversely, the Fund’s underweight positioning and stock selection within the health care sector led contributors during the 12-month period. In particular, the Fund’s underweight to lagging stocks such as Novo Nordisk in the pharmaceuticals sub-industry added to performance. In the energy sector, the Fund’s position in EOG Resources, Inc. from the oil & gas exploration & production sub-industry benefited from a strengthening in energy prices.

•	For the period, derivatives were utilized to manage currency exposure for risk management purposes. The Fund’s derivative exposure contributed to performance.

Describe recent portfolio activity.

•

The Fund reduced exposure to the health care and industrials sectors, while increasing exposure to the energy and materials sectors. Regionally, these sector decisions resulted in reduced exposure to Europe and increased positions within North America and the Pacific Basin.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period with its largest overweights in the IT, materials and consumer discretionary sectors and its largest underweights in the industrials, financial and health care sectors. Regionally, the Fund was most overweight Europe and the emerging markets, funded by an underweight in the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Net Assets
United States	57%
Japan	6
United Kingdom	6
China	3
India	3
France	3
Italy	2
Switzerland	2
Belgium	2
Germany	2
Other[1]	13
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended December 31, 2016

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	5.50%	3.59%	8.26%	3.82%
Class III[4]	5.34	3.36	7.99	3.57[6]
MSCI All Country World Index	6.55	7.86	9.36	3.56

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,055.00	$5.01	$1,000.00	$1,020.26	$4.93	0.97%
Class III	$1,000.00	$1,053.40	$6.30	$1,000.00	$1,019.00	$6.19	1.22%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.0%
Ensogo Ltd. (a)	18,821	$—
Belgium — 1.8%
Anheuser-Busch InBev SA	6,896	729,903
Canada — 1.0%
Encana Corp.	15,500	181,939
Potash Corp. of Saskatchewan, Inc.	12,940	234,085

		416,024
China — 3.3%
AIA Group Ltd.	47,889	268,267
Alibaba Group Holding Ltd. — ADR (a)(b)	7,631	670,078
Baidu, Inc. — ADR (a)	2,200	361,702

		1,300,047
France — 2.5%
AXA SA	14,000	352,924
Iliad SA	1,570	301,515
Renault SA	3,880	344,610

		999,049
Germany — 1.8%
Innogy SE (a)	5,114	177,702
KION Group AG	3,700	205,430
thyssenkrupp AG	13,600	323,073

		706,205
India — 1.8%
Bharti Infratel Ltd.	52,423	264,927
Federal Bank Ltd.	155,900	153,056
HDFC Bank Ltd.	14,759	287,133

		705,116
Indonesia — 0.9%
Matahari Department Store Tbk PT	306,389	342,955
Ireland — 0.6%
Green REIT PLC	177,070	255,732
Italy — 2.5%
Atlantia SpA	9,140	213,843
Azimut Holding SpA	16,900	281,105
Eni SpA	17,185	278,588
Snam SpA	53,200	218,804

		992,340
Japan — 5.7%
Alps Electric Co. Ltd.	9,318	223,893
FANUC Corp.	1,664	278,378
Mitsubishi Estate Co. Ltd.	21,000	417,158
Nintendo Co. Ltd.	1,337	277,929
SoftBank Group Corp.	8,235	544,943

Common Stocks	Shares	Value
Japan (continued)
Sumitomo Mitsui Financial Group, Inc.	13,781	$524,821

		2,267,122
Mexico — 0.6%
Fomento Economico Mexicano SAB de CV — ADR	2,919	222,457
Netherlands — 1.1%
Koninklijke Philips NV	13,658	417,553
New Zealand — 0.4%
Xero Ltd. (a)	13,604	165,160
Nigeria — 0.3%
Lekoil Ltd. (a)	382,903	123,872
Norway — 1.0%
Statoil ASA	22,592	412,342
Peru — 0.5%
Credicorp Ltd.	1,300	205,218
Philippines — 0.5%
CEMEX Holdings Philippines, Inc. (a)(c)	841,900	187,983
Portugal — 1.0%
Galp Energia SGPS SA	25,386	378,462
South Africa — 1.0%
Naspers Ltd., N Shares	2,676	390,674
South Korea — 1.3%
Amorepacific Corp.	750	199,339
LG Chem Ltd.	1,530	329,940

		529,279
Spain — 1.2%
Cellnex Telecom SAU (c)	33,166	476,071
Switzerland — 1.6%
Nestle SA, Registered Shares	5,751	411,988
UBS Group AG, Registered Shares	13,745	214,909

		626,897
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	56,577	316,902
Thailand — 0.6%
True Corp. PCL	1,177,100	235,022
United Kingdom — 6.4%
AstraZeneca PLC	3,740	204,234
CNH Industrial NV	32,500	282,004
Fiat Chrysler Automobiles NV (a)(b)	34,700	316,464
GlaxoSmithKline PLC	9,700	186,324
Imperial Brands PLC	7,663	333,960
Lloyds Banking Group PLC	379,400	291,334
Metro Bank PLC (a)	6,069	218,182
Nomad Foods Ltd. (a)	22,166	212,129

Portfolio Abbreviations

ADR	American Depositary Receipts	GBP	British Pound	REIT	Real Estate Investment Trust
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	NOK	Norwegian Krone	SGD	Singapore Dollar
CHF	Swiss Franc	NZD	New Zealand Dollar	USD	U.S. Dollar
DKK	Danish Krone	PCL	Public Company Limited	ZAR	South African Rand
EUR	Euro

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Common Stocks	Shares	Value
United Kingdom (continued)
Unilever PLC	12,082	$488,597

		2,533,228
United States — 55.4%
Acuity Brands, Inc.	1,025	236,631
Adobe Systems, Inc. (a)(b)	3,344	344,265
Allergan PLC (a)	850	178,509
Alphabet, Inc., Class A (a)	505	400,187
Alphabet, Inc., Class C (a)	950	733,229
Amazon.com, Inc. (a)	582	436,424
American International Group, Inc.	4,700	306,957
Amgen, Inc.	1,300	190,073
Apple Inc.	6,546	758,158
Aramark	8,613	307,656
Assured Guaranty Ltd.	6,903	260,726
Athene Holding Ltd., Class A (a)	5,506	264,233
BankUnited, Inc.	10,860	409,313
Biogen, Inc. (a)	590	167,312
Boston Scientific Corp. (a)	12,330	266,698
Celgene Corp. (a)	3,480	402,810
Centene Corp. (a)	3,330	188,178
Cigna Corp.	1,500	200,085
Citigroup, Inc. (b)	11,388	676,789
Comcast Corp., Class A	5,391	372,249
Concho Resources, Inc. (a)	2,304	305,510
Crown Holdings, Inc. (a)	4,173	219,375
Delphi Automotive PLC	3,765	253,573
Duke Energy Corp.	3,700	287,194
Eastman Chemical Co.	3,464	260,527
Eli Lilly & Co.	3,900	286,845
EOG Resources, Inc.	4,378	442,616
Facebook, Inc., Class A (a)	3,440	395,772
Hartford Financial Services Group, Inc.	6,326	301,434
Intercontinental Exchange, Inc.	5,250	296,205
Johnson Controls International PLC	7,703	317,287
Kellogg Co.	4,940	364,127
Kennedy-Wilson Holdings, Inc.	11,695	239,747
Lam Research Corp. (b)	3,880	410,232
Lowe’s Cos., Inc.	3,442	244,795
Macquarie Infrastructure Corp.	3,216	262,747
Mastercard, Inc., Class A	4,885	504,376
McDonald’s Corp.	3,099	377,210
Medtronic PLC	5,893	419,758
Merck & Co., Inc.	4,611	271,450
Micron Technology, Inc. (a)	9,152	200,612
Mondelez International, Inc., Class A	5,872	260,306
Monsanto Co.	2,570	270,390
Mosaic Co. (b)	15,134	443,880
Newell Brands, Inc. (d)	4,300	191,995
Nucor Corp. (b)	4,440	264,269
PayPal Holdings, Inc. (a)	9,760	385,227
Pfizer, Inc.	12,140	394,307
Pioneer Natural Resources Co.	1,698	305,759
Platform Specialty Products Corp. (a)(b)	19,173	188,087
PPL Corp.	8,169	278,154
Public Service Enterprise Group, Inc.	6,528	286,449
RSP Permian, Inc. (a)	4,700	209,714
salesforce.com, Inc. (a)	4,800	328,608
ServiceMaster Global Holdings, Inc. (a)	6,812	256,608
Sherwin-Williams Co.	928	249,391
Skyworks Solutions, Inc. (b)	2,700	201,582
Starbucks Corp.	10,484	582,072
Strategic Growth Bancorp (Acquired 3/10/14, cost $247,382) (a)(e)	19,870	200,290
SVB Financial Group (a)	1,750	300,405
Union Pacific Corp.	3,891	403,419

Common Stocks	Shares	Value
United States (continued)
UnitedHealth Group, Inc.	1,403	$224,536
Vulcan Materials Co. (d)	900	112,635
Walt Disney Co.	4,355	453,878
Weatherford International PLC (a)	39,400	196,606
Wells Fargo & Co.	11,880	654,707
WestRock Co.	5,680	288,374
Whirlpool Corp.	1,420	258,113

		21,951,635
Total Common Stocks — 95.6%		37,887,248

Preferred Stocks
India — 1.0%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $85,441) (a)(e)	12	292,513
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $33,723) (a)(e)	4	97,504

		390,017
United States — 1.9%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $138,814) (a)(e)	22,645	183,198
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $172,691) (a)(e)	11,132	550,032

		733,230
Total Preferred Stocks — 2.9%		1,123,247
Total Long-Term Investments (Cost — $36,035,293) — 98.5%		39,010,495

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (f)(g)	705,384	705,384
SL Liquidity Series, LLC, Money Market Series, 0.95% (f)(g)(h)	1,399,283	1,399,423
Total Short-Term Securities (Cost — $2,104,890) — 5.3%		2,104,807
Total Investments Before Options Written (Cost — $38,140,183) — 103.8%		41,115,302

Options Written
(Premiums Received — $ 3,714) — (0.0)%		(3,772)

Total Investments Net of Options Written — 103.8%		41,111,530
Liabilities in Excess of Other Assets — (3.8)%		(1,489,694)

Net Assets — 100.0%		$39,621,836

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(e)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,323,537 and an original cost of $678,051, which was 3.3% of its net assets.

(f)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	943,288	(943,288)	—	—	$ 2,714		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	705,384	705,384	$ 705,384	449		$ 4
SL Liquidity Series, LLC, Money Market Series	1,924,659	(525,376)	1,399,283	1,399,423	9,564	[1]	282
				$2,104,807	$12,727		$286

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Current yield as of period end.

(h)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	187,000	USD	142,064	Royal Bank of Canada	1/12/17	$ (7,163)
AUD	1,064,600	USD	806,928	Royal Bank of Canada	1/12/17	(38,930)
CAD	134,000	USD	100,320	Bank of America N.A.	1/12/17	(501)
CAD	120,000	USD	89,480	HSBC Bank PLC	1/12/17	(90)
CAD	95,000	USD	71,111	Northern Trust Corp.	1/12/17	(343)
CAD	81,000	USD	61,652	Standard Chartered Bank	1/12/17	(1,313)
CAD	411,318	USD	312,360	Standard Chartered Bank	1/12/17	(5,961)
CHF	221,939	USD	216,531	Bank of America N.A.	1/12/17	1,634
CHF	15,087	USD	15,576	Standard Chartered Bank	1/12/17	(745)
CHF	257,682	USD	266,023	Standard Chartered Bank	1/12/17	(12,722)
DKK	1,602,150	USD	242,397	Standard Chartered Bank	1/12/17	(15,366)
EUR	9,365	USD	9,938	Bank of New York Mellon	1/12/17	(73)
EUR	928,656	USD	1,000,562	Citibank N.A.	1/12/17	(22,311)
EUR	15,943	USD	16,944	Commonwealth Bank of Australia	1/12/17	(150)
EUR	121,420	USD	132,937	Commonwealth Bank of Australia	1/12/17	(5,032)
EUR	164,464	USD	179,659	Commonwealth Bank of Australia	1/12/17	(6,412)
EUR	226,401	USD	240,410	Commonwealth Bank of Australia	1/12/17	(1,918)
EUR	47,866	USD	52,749	Goldman Sachs International	1/12/17	(2,327)
EUR	157,100	USD	175,045	Northern Trust Corp.	1/12/17	(9,555)
EUR	181,209	USD	201,150	Northern Trust Corp.	1/12/17	(10,263)
EUR	80,331	USD	86,635	Standard Chartered Bank	1/12/17	(2,014)
EUR	211,577	USD	225,416	Standard Chartered Bank	1/12/17	(2,540)
GBP	119,000	USD	150,283	Citibank N.A.	1/12/17	(3,572)
GBP	178,900	USD	218,554	Citibank N.A.	1/12/17	2,006
GBP	282,000	USD	356,147	Citibank N.A.	1/12/17	(8,479)
GBP	352,000	USD	427,699	Citibank N.A.	1/12/17	6,271
JPY	2,505,808	USD	21,671	Bank of America N.A.	1/12/17	(214)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	741,904	USD	6,548	Citibank N.A.	1/12/17	$ (195)
JPY	89,243,000	USD	852,187	HSBC Bank PLC	1/12/17	(88,017)
JPY	22,225,405	USD	215,387	Royal Bank of Canada	1/12/17	(25,075)
JPY	8,872,949	USD	77,823	Westpac Banking Corp.	1/12/17	(1,846)
SEK	2,501,684	USD	285,000	Citibank N.A.	1/12/17	(10,163)
SEK	754,468	USD	88,221	Standard Chartered Bank	1/12/17	(5,335)
SGD	239,148	USD	174,647	Standard Chartered Bank	1/12/17	(9,524)
USD	96,467	CAD	129,000	HSBC Bank PLC	1/12/17	372
USD	35,774	EUR	34,280	Bank of America N.A.	1/12/17	(337)
USD	58,207	EUR	55,863	Bank of America N.A.	1/12/17	(639)
USD	74,903	EUR	71,658	Bank of America N.A.	1/12/17	(581)
USD	81,653	EUR	78,208	Bank of America N.A.	1/12/17	(731)
USD	544,526	EUR	483,799	Bank of America N.A.	1/12/17	34,889
USD	890,853	EUR	851,552	Bank of America N.A.	1/12/17	(6,176)
USD	101,813	EUR	94,769	Barclays Bank PLC	1/12/17	1,982
USD	586,968	EUR	528,856	Citibank N.A.	1/12/17	29,869
USD	114,379	EUR	103,446	Credit Suisse International	1/12/17	5,409
USD	31,480	EUR	30,152	Royal Bank of Canada	1/12/17	(282)
USD	34,295	EUR	32,848	Royal Bank of Canada	1/12/17	(307)
USD	40,297	EUR	37,773	Standard Chartered Bank	1/12/17	507
USD	208,184	EUR	195,146	Standard Chartered Bank	1/12/17	2,616
USD	784,132	EUR	700,543	Standard Chartered Bank	1/12/17	46,176
USD	539,570	GBP	422,696	Bank of America N.A.	1/12/17	18,442
USD	151,299	GBP	123,000	Citibank N.A.	1/12/17	(344)
USD	278,229	JPY	29,200,296	Bank of America N.A.	1/12/17	28,193
USD	18,051	JPY	2,048,028	Citibank N.A.	1/12/17	514
USD	140,903	JPY	14,714,431	Goldman Sachs International	1/12/17	14,906
USD	470,395	JPY	55,400,906	Royal Bank of Canada	1/12/17	(3,991)
USD	216,147	JPY	22,225,405	Standard Chartered Bank	1/12/17	25,835
USD	362,020	NOK	2,905,291	Citibank N.A.	1/12/17	25,535
USD	146,631	NZD	205,401	Bank of America N.A.	1/12/17	4,008
USD	20,204	NZD	28,303	Northern Trust Corp.	1/12/17	552
USD	134,084	ZAR	1,872,341	Citibank N.A.	1/12/17	(1,883)
Total						$(63,704)

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Vulcan Materials Co.	Call	1/31/17	USD	132.00	9	$(1,132)
Newell Brands, Inc.	Put	1/20/17	USD	45.00	22	(2,640)
Total						$(3,772)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	—	—	—	—
Options written	9	$2,311	22	$1,403

Outstanding options, end of year	9	$2,311	22	$1,403

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$249,716	—	—	$249,716

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$313,420	—	—	$313,420
Options written	Options written at value	—	—	$3,772	—	—	—	3,772
Total		—	—	$3,772	$313,420	—	—	$317,192

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Forward foreign currency exchange contracts	—	—	—	$ 454,165	—	—	$454,165

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(137,771)	—	—	$(137,771)
Options written	—	—	$(58)	—	—		(58)
Total	—	—	$(58)	$(137,771)	—	—	$(137,829)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,879,566
Average amounts sold — in USD	$5,251,332
Options:
Average value of option contracts written	$943

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$249,716	$313,420
Options	—	3,772

Total derivative assets and liabilities in the Statement of Assets and Liabilities	249,716	317,192

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,772)

Total derivative assets and liabilities subject to an MNA	$249,716	$313,420

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 87,166	$ (9,179)	—	—	$ 77,987
Barclays Bank PLC	1,982	—	—	—	1,982
Citibank N.A.	64,195	(46,947)	—	—	17,248
Credit Suisse International	5,409	—	—	—	5,409
Goldman Sachs International	14,906	(2,327)	—	—	12,579
HSBC Bank PLC	372	(372)	—	—	—
Northern Trust Corp.	552	(552)	—	—	—
Standard Chartered Bank	75,134	(55,520)	—	—	19,614
Total	$249,716	$(114,897)	—	—	$134,819

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 9,179	$ (9,179)	—	—	—
Bank of New York Mellon	73	—	—	—	$ 73
Citibank N.A.	46,947	(46,947)	—	—	—
Commonwealth Bank of Australia	13,512	—	—	—	13,512
Goldman Sachs International	2,327	(2,327)	—	—	—
HSBC Bank PLC	88,107	(372)	—	—	87,735
Northern Trust Corp.	20,161	(552)	—	—	19,609
Royal Bank of Canada	75,748	—	—	—	75,748
Standard Chartered Bank	55,520	(55,520)	—	—	—
Westpac Banking Corp.	1,846	—	—	—	1,846
Total	$313,420	$(114,897)	—	—	$198,523

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	—	—	—
Belgium	$729,903	—	—	$729,903
Canada	416,024	—	—	416,024
China	1,031,780	$268,267	—	1,300,047
France	—	999,049	—	999,049
Germany	177,702	528,503	—	706,205
India	—	705,116	—	705,116
Indonesia	—	342,955	—	342,955
Ireland	255,732	—	—	255,732
Italy	—	992,340	—	992,340
Japan	—	2,267,122	—	2,267,122
Mexico	222,457	—	—	222,457
Netherlands	—	417,553	—	417,553
New Zealand	—	165,160	—	165,160
Nigeria	123,872	—	—	123,872
Norway	—	412,342	—	412,342
Peru	205,218	—	—	205,218
Philippines	187,983	—	—	187,983
Portugal	—	378,462	—	378,462
South Africa	—	390,674	—	390,674
South Korea	—	529,279	—	529,279
Spain	—	476,071	—	476,071
Switzerland	—	626,897	—	626,897
Taiwan	—	316,902	—	316,902
Thailand	235,022	—	—	235,022
United Kingdom	528,593	2,004,635	—	2,533,228
United States	21,751,345	—	$200,290	21,951,635
Preferred Stocks:
India	—	—	390,017	390,017
United States	—	—	733,230	733,230
Short-Term Securities	705,384	—	—	705,384

Subtotal	$26,571,015	$11,821,327	$1,323,537	$39,715,879

Investments Valued at NAV[1]				1,399,423

Total Investments				$41,115,302

[1] As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$249,716	—	$249,716
Liabilities:
Equity contracts	$(2,640)	(1,132)	—	(3,772)
Foreign currency exchange contracts	—	(313,420)	—	(313,420)

Total	$(2,640)	$(64,836)	—	$(67,476)

[2]

Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I. Fund

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of December 31, 2015	$ 414,599	$1,197,796	$1,612,395
Transfers into Level 3	28,801	—	28,801
Transfers out of Level 3	(235,769)	—	(235,769)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(7,341)	(74,549)	(81,890)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of December 31, 2016	$ 200,290	$1,123,247	$1,323,537

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	$ (7,341)	$ (74,549)	$ (81,890)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at year end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$ 200,290	Market	Tangible Book Value Multiple[1]	1.80x
Preferred Stocks	1,123,247	Market	Discount Rate[2]	25.00%
			Revenue Growth Rate[1]	27.00% - 72.00%	41.38%
			Revenue Growth Rate[1]	187.00%
			Revenue Multiple[1]	11.00x - 12.00x	11.75x
			Revenue Multiple[1]	34.00x - 46.00x
			Exit Scenario Probability[1]	20.00% - 50.00%
			Time to Exit[2]	1-3 years
Total	$1,323,537

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,172,308) (cost — $36,035,293)	$39,010,495
Investments at value — affiliated (cost — $2,104,890)	2,104,807
Cash	14,499
Foreign currency at value (cost — $15,790)	15,896
Receivables:
Investments sold	1,403
Securities lending income — affiliated	1,804
Capital shares sold	15,708
Dividends — affiliated	209
Dividends — unaffiliated	54,285
From the Manager	7,024
Unrealized appreciation on forward foreign currency exchange contracts	249,716
Prepaid expenses	231

Total assets	41,476,077

Liabilities
Cash collateral on securities loaned at value	1,399,373
Options written at value (premiums received — $3,714)	3,772
Payables:
Capital shares redeemed	4,524
Distribution fees	854
Investment advisory fees	8,303
Officer’s and Directors’ fees	2,265
Other accrued expenses	121,500
Other affiliates	230
Unrealized depreciation on forward foreign currency exchange contracts	313,420

Total liabilities	1,854,241

Net Assets	$39,621,836

Net Assets Consist of
Paid-in capital	$36,718,095
Undistributed net investment income	4,466
Accumulated net realized loss	(10,035)
Net unrealized appreciation (depreciation)	2,909,310

Net Assets	$39,621,836

Net Asset Value
Class I — Based on net assets of $35,523,837 and 2,190,316 shares outstanding, 100 million shares authorized, $0.10 par value	$16.22

Class III — Based on net assets of $4,097,999 and 253,746 shares outstanding, 100 million shares authorized, $0.10 par value	$16.15

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Statement of Operations

Year Ended December 31, 2016	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$889,650
Dividends — affiliated	3,163
Securities lending — affiliated — net	9,564
Foreign taxes withheld	(57,267)

Total income	845,110

Expenses
Investment advisory	300,064
Transfer agent	5,000
Transfer agent — class specific	75,317
Professional	81,637
Printing	30,549
Officer and Directors	18,578
Accounting services	15,958
Custodian	15,843
Distribution — class specific	9,719
Miscellaneous	26,665

Total expenses	579,330
Less fees waived by the Manager	(106,136)
Less transfer agent fees reimbursed — class specific	(75,317)

Total expenses after fees waived and reimbursed	397,877

Net investment income	447,233

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	70,818
Investments — affiliated	282
Capital gain distributions from investment companies — affiliated	4
Litigation proceeds	132,428
Forward foreign currency exchange contracts	454,165
Foreign currency transactions	(39,587)

618,110

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(83)
Investments — unaffiliated	404,800
Forward foreign currency exchange contracts	(137,771)
Foreign currency translations	(340)
Options written	(58)

266,548

Net realized and unrealized gain	884,658

Net Increase in Net Assets Resulting from Operations	$1,331,891

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock Global Opportunities V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$447,233	$322,477
Net realized gain	618,110	948,479
Net change in unrealized appreciation (depreciation)	266,548	(1,022,313)

Net increase in net assets resulting from operations	1,331,891	248,643

Distributions to Shareholders[1]
From net investment income:
Class I	(628,394)	(385,681)
Class III	(62,238)	(29,195)
From net realized gain:
Class I	(135,347)	(556,120)
Class III	(15,821)	(53,873)

Decrease in net assets resulting from distributions to shareholders	(841,800)	(1,024,869)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,367,104)	(3,832,518)

Net Assets
Total decrease in net assets	(2,877,013)	(4,608,744)
Beginning of year	42,498,849	47,107,593

End of year	$39,621,836	$42,498,849

Undistributed (distributions in excess of) net investment income, end of year	$4,466	$(191,788)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.00	$16.35	$17.98	$13.89	$12.26

Net investment income[1]	0.18	0.12	0.14	0.07	0.18
Net realized and unrealized gain (loss)	0.40	(0.07)	(0.81)	4.08	1.60

Net increase (decrease) from investment operations	0.58	0.05	(0.67)	4.15	1.78

Distributions:[2]
From net investment income	(0.30)	(0.17)	(0.20)	(0.06)	(0.15)
From net realized gain	(0.06)	(0.23)	(0.76)	—	—

Total distributions	(0.36)	(0.40)	(0.96)	(0.06)	(0.15)

Net asset value, end of year	$16.22	$16.00	$16.35	$17.98	$13.89

Total Return[3]
Based on net asset value	3.59%[4]	0.28%	(3.74)%	29.87%[5]	14.53%

Ratios to Average Net Assets
Total expenses	1.42%	1.35%	1.33%	1.33%	1.19%

Total expenses after fees waived and reimbursed	0.97%	1.03%	1.12%	1.14%	1.06%

Net investment income	1.14%	0.72%	0.82%	0.44%	1.36%

Supplemental Data
Net assets, end of year (000)	$35,524	$38,686	$44,136	$52,175	$43,102

Portfolio turnover rate	65%	69%	87%	135%	139%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 3.27%.

[5]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 29.72%.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights (concluded)	BlackRock Global Opportunities V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.93	$16.29	$17.93	$13.86	$12.23

Net investment income[1]	0.14	0.08	0.06	0.03	0.14
Net realized and unrealized gain (loss)	0.40	(0.08)	(0.77)	4.06	1.60

Net increase (decrease) from investment operations	0.54	—	(0.71)	4.09	1.74

Distributions:[2]
From net investment income	(0.26)	(0.13)	(0.17)	(0.02)	(0.11)
From net realized gain	(0.06)	(0.23)	(0.76)	—	—

Total distributions	(0.32)	(0.36)	(0.93)	(0.02)	(0.11)

Net asset value, end of year	$16.15	$15.93	$16.29	$17.93	$13.86

Total Return[3]
Based on net asset value	3.36%[4]	0.02%	(4.00)%	29.51%[5]	14.28%

Ratios to Average Net Assets
Total expenses	1.68%	1.63%	1.57%	1.58%	1.43%

Total expenses after fees waived and reimbursed	1.22%	1.27%	1.39%	1.39%	1.31%

Net investment income	0.89%	0.45%	0.32%	0.16%	1.09%

Supplemental Data
Net assets, end of year (000)	$4,098	$3,813	$2,972	$1,404	$1,051

Portfolio turnover rate	65%	69%	87%	135%	139%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 3.04%.

[5]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 29.37%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

The Fund recorded a settlement amount from litigation related to certain foreign exchange trades. This amount is shown as litigation proceeds in the Statement of Operations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the
Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 932,736	$ (932,736)	—
Deutsche Bank Securities	192,896	(192,896)	—
State Street Bank & Trust Co.	46,676	(46,676)	—

Total	$1,172,308	$(1,172,308)	—

[1]

Cash collateral with a value of $1,399,373 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $9,719.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	23

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$67,864	$7,453	$75,317

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.97%
Class III	1.22%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $105,544.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $592.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class III.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer agent fees reimbursed	$67,864	$7,453	$75,317

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

For the year ended December 31, 2016, the Fund reimbursed the Manager $450 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $1,873 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: During the year ended December 31, 2016, the Fund received a reimbursement of $1,413 from an affiliate, which is included in capital share transactions in the Statements of Changes in Net Assets, relating to an operating error.

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $25,731,580 and $28,529,971, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distribution in excess of net investment income	$439,653
Accumulated net realized gain	$(439,653)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$690,632	$ 414,876
Long-term capital gains	151,168	609,993
Total	$841,800	$1,024,869

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$ 25,689
Net unrealized gains[1]	2,878,052

Total	$2,903,741

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, income recognized from pass-through entities, and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	25

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$38,210,258

Gross unrealized appreciation	$ 4,465,988
Gross unrealized depreciation	(1,560,944)

Net unrealized appreciation	$ 2,905,044

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

With exchange-traded options purchased there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at the time there is a shortfall in the aggregate of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all of clearing broker’s customers, potentially resulting in losses to the Fund.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	89,720	$1,430,156	122,089	$2,096,203
Shares issued in reinvestment of distributions	47,029	763,742	58,562	941,801
Shares redeemed	(364,840)	(5,759,871)	(462,187)	(7,788,272)

Net decrease	(228,091)	$(3,565,973)	(281,536)	$(4,750,268)

Class III
Shares sold	95,967	$1,502,836	106,889	$1,752,107
Shares issued in reinvestment of distributions	4,827	78,060	5,187	83,068
Shares redeemed	(86,426)	(1,382,027)	(55,156)	(917,425)

Net increase	14,368	$198,869	56,920	$917,750

Total Net Decrease	(213,723)	$(3,367,104)	(224,616)	$(3,832,518)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	27

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Global Opportunities V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Government Money Market V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Money Market Overview	BlackRock Government Money Market V.I. Fund

For the 12-Month Period Ended December 31, 2016

After seven years of near-zero interest rate policy, the Federal Open Market Committee (the “FOMC”) in a unanimous decision raised the target range for the federal funds rate by 25 basis points (0.25%) to 0.25% – 0.50% at its December 2015 meeting. The FOMC was clear in its expectation that the future removal of monetary accommodation would likely be gradual and dependent on incoming data. Following broader financial market turmoil in early 2016, the FOMC left rates unchanged for the majority of the year.

In late June the United Kingdom voted to leave the European Union. This led markets to factor in expectations that the FOMC would not resume its course of raising interest rates before 2018. Markets further reflected that investors anticipated the Bank of England and European Central Bank would turn more accommodative. Additionally, major credit rating agencies generally viewed the result of the “leave” decision unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and in certain cases, downgrading the nation’s long-term credit rating by as much as two “notches” to AA.

October 14, 2016 represented the final compliance date of the SEC’s Rule 2a-7 money market reform, marking the completion of an effort that began over two years ago. While the movement of assets to government money market funds from prime funds was substantial at approximately $1 trillion since these reforms were announced, the defensive positioning of prime funds ensured that the process remained manageable. At the same time, fears that government money market funds would be unable to accommodate the large shift in assets were put to rest, in part due to increased issuance of treasury bills and higher-than-usual utilization of the Federal Reserve Bank of New York’s Reverse Repo Program.

After leaving rates unchanged for the majority of the year, the FOMC, at its December 14, 2016 meeting, announced a 0.25% increase in the target range for the federal funds rate to 0.50% – 0.75%. The decision to raise interest rates was unanimous, and widely expected. This was the first rate hike since December 2015 and only the second to occur in the United States since the global financial crisis which contributed to a prolonged period of near-zero interest rates. This further reduction in monetary accommodation is demonstrative of the FOMC’s conviction that the economy is on an upward trajectory. The FOMC continues to believe that the risks to the economic outlook in the near term are roughly balanced. Despite the nudging up of interest rates, the FOMC acknowledged that monetary policy remains accommodative.

The London Interbank Offered Rate (“LIBOR”) moved higher over the period in response to both speculation of another possible rate hike from the FOMC as well as money market reform, which created a shift in assets away from credit products into government products. The benchmark three-month LIBOR ended the period at 0.85% (rising over 20 basis points from the 0.63% March 31 level), which is over 50 basis points higher than it had been at the beginning of the year..

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Fund Summary as of December 31, 2016	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.27%	0.27%

Portfolio Composition	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	70%
Repurchase Agreements	23
U.S. Treasury Obligations	6
Other Assets Less Liabilities	1
Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.80	$1.51	$1,000.00	$1,023.63	$1.53	0.30%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Schedule of Investments December 31, 2016	BlackRock Government Money Market V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae, 5.00%, 02/13/17	$205	$205,925
Fannie Mae Variable Rate Notes: (a)
0.76%, 07/20/17	2,500	2,499,930
0.72%, 08/16/17	2,000	1,999,875
0.54%, 10/05/17	1,500	1,499,827
Federal Farm Credit Bank, 1.00%, 03/01/17	2,050	2,051,345
Federal Farm Credit Bank Discount Notes, 0.90%, 11/28/17 (b)	3,000	2,975,325
Federal Farm Credit Bank Variable Rate Notes: (a)
0.73%, 03/16/17	2,000	1,999,919
0.76%, 09/22/17	2,000	1,999,928
0.81%, 11/20/17	1,000	999,956
0.80%, 01/23/18	575	575,006
0.82%, 04/04/18	1,000	999,874
Federal Home Loan Bank, 0.43%, 01/11/17	1,500	1,499,987
Federal Home Loan Bank Discount Notes: (b)
0.30%, 01/04/17	3,000	2,999,976
0.38%, 01/04/17	880	879,991
0.34%, 01/06/17	1,500	1,499,957
0.37%, 01/11/17	1,500	1,499,875
0.44%, 01/11/17	800	799,922
0.41%, 01/13/17	1,000	999,886
0.36%, 01/20/17	2,400	2,399,592
0.35%, 01/25/17	1,100	1,099,762
0.44%, 01/25/17	1,000	999,734
0.46%, 01/25/17	2,610	2,609,274
0.49%, 01/25/17	2,500	2,499,259
0.36%, 01/27/17	3,000	2,999,272
0.38%, 02/01/17	2,000	1,999,381
0.45%, 02/01/17	3,100	3,098,877
0.45%, 02/02/17	610	609,771
0.46%, 02/02/17	2,000	1,999,234
0.46%, 02/08/17	2,480	2,478,864
0.47%, 02/10/17	3,000	2,998,512
0.48%, 02/15/17	1,655	1,654,055
0.52%, 02/22/17	2,150	2,148,447
0.53%, 02/27/17	3,000	2,997,594
0.53%, 03/03/17	1,500	1,498,697
0.45%, 03/08/17	812	811,350
0.52%, 03/10/17	1,000	999,047
0.55%, 03/22/17	1,585	1,583,114
0.55%, 03/24/17	2,250	2,247,250
0.55%, 03/29/17	1,000	998,701
0.49%, 04/11/17	1,400	1,398,133
0.55%, 05/01/17	2,000	1,996,394
Federal Home Loan Bank Variable Rate Notes: (a)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
0.75%, 02/07/17	$1,500	$1,499,977
0.71%, 03/14/17	2,000	1,999,925
0.72%, 03/15/17	1,000	1,000,000
0.74%, 03/17/17	1,160	1,160,338
0.46%, 05/04/17	835	835,000
0.49%, 05/10/17	1,500	1,499,893
0.70%, 07/06/17	1,970	1,970,000
0.71%, 07/07/17	3,500	3,500,000
0.68%, 08/22/17	800	799,801
0.85%, 08/25/17	1,260	1,260,000
0.79%, 10/16/17	1,300	1,300,000
0.81%, 10/27/17	1,670	1,670,000
0.81%, 10/27/17	1,000	999,942
0.79%, 06/08/18	500	500,000
Freddie Mac:
0.88%, 02/22/17	165	165,073
1.00%, 03/08/17	5,414	5,417,734
1.00%, 06/29/17	4,920	4,926,825
1.00%, 09/29/17	1,070	1,072,098
Freddie Mac Discount Notes: (b)
0.52%, 05/10/17	1,325	1,322,569
0.50%, 05/15/17	1,790	1,786,718
Total U.S. Government Sponsored Agency Obligations — 70.5%		106,796,711

U.S. Treasury Obligations
U.S. Treasury Bills:
0.54%, 2/02/17 (b)	1,500	1,499,325
0.54%, 3/16/17 (b)	1,500	1,498,380
0.61%, 4/27/17 (b)	1,800	1,796,552
U.S. Treasury Notes:
0.63%, 4/30/17 (a)	1,775	1,774,988
0.88%, 10/15/17	1,600	1,601,670
0.72%, 10/31/17 (a)	1,274	1,273,285
Total U.S. Treasury Obligations — 6.2%		9,444,200

Total Repurchase Agreements — 22.7%		34,400,000
Total Investments (Cost — $150,640,911*) — 99.4%		150,640,911
Other Assets Less Liabilities — 0.6%		881,935

Net Assets — 100.0%		$151,522,846

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Variable rate security. Rate as of period end.
(b)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Government Money Market V.I. Fund

Repurchase Agreements

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
Bank of Montreal	0.50%	12/30/16	1/03/17	$1,000	$1,000	$1,000,056	U.S. government sponsored agency obligation and U.S. Treasury obligations, 0.13% to 2.76% due from 4/15/18 to 8/01/36	$3,199,566	$1,025,531
BNP Paribas Securities Corp.	0.50%	12/30/16	1/03/17	5,000	5,000	5,000,278	U.S. Treasury obligations, 0.00% to 1.38% due from 11/15/17 to 2/15/43	5,231,448	5,100,082
	0.51%(a)	12/21/16	1/06/17	1,255	1,255	1,255,284	U.S. Treasury obligations, 0.00% to 1.38% due from 5/15/20 to 2/15/44	1,303,859	1,280,187

Total BNP Paribas Securities Corp.					$6,255				$6,380,269
Goldman Sachs & Co.	0.62%	12/29/16	1/05/17	2,500	2,500	2,500,301	U.S. government sponsored agency obligation, 3.50% due at 2/01/18	2,807,922	2,575,001
J.P. Morgan Securities LLC	0.50%	12/30/16	1/03/17	5,000	5,000	5,000,278	U.S. Treasury obligation, 2.25% due at 8/15/46	6,045,000	5,102,200
	0.94%(a)	12/30/16	2/03/17	3,500	3,500	3,503,199	Ginnie Mae Bonds, 4.26% to 4.94% due from 4/20/40 to 11/20/45	28,828,972	3,885,076

Total J.P. Morgan Securities LLC					$8,500				$8,987,276
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.62%	12/29/16	1/05/17	2,000	2,000	2,000,241	Ginnie Mae Bond, 2.53% due at 11/20/66	1,960,991	2,140,000
Mizuho Securities USA, Inc.	0.50%	12/30/16	1/03/17	8,000	8,000	8,000,444	U.S. Treasury obligation, 0.13% due at 4/15/20	7,819,800	8,160,012
RBC Capital Markets, LLC	0.48%	12/30/16	1/03/17	4,000	4,000	4,000,213	U.S. government sponsored agency obligation, 0.00% to 6.00% due from 2/01/36 to 1/01/47	63,393,611	4,264,034
Wells Fargo Securities LLC	0.54%	12/27/16	1/03/17	1,000	1,000	1,000,105	U.S. government sponsored agency obligation, 3.00% due at 12/01/46	1,037,214	1,030,000

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (concluded)	BlackRock Government Money Market V.I. Fund

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
	0.55%	12/28/16	1/04/17	$1,145	$1,145	$1,145,122	U.S. government sponsored agency obligation, 2.96% due at 11/13/46	$1,152,357	$1,179,350

Total Wells Fargo Securities LLC					$2,145				$2,209,350
Total					$34,400				$35,741,473

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$150,640,911	—	$150,640,911

[1]	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016	BlackRock Government Money Market V.I. Fund

Assets
Investments at value (cost — $116,240,911)	$116,240,911
Repurchase agreements at value (cost — $34,400,000)	34,400,000
Cash	355,841
Receivables:
Capital shares sold	620,187
Interest — unaffiliated	59,141
From the Manager	1,250
Prepaid expenses	43,927

Total assets	151,721,257

Liabilities
Payables:
Capital shares redeemed	117,483
Custodian fees	18,015
Investment advisory fees	4,153
Printing fees	13,948
Professional fees	37,257
Officer’s and Directors’ fees	2,867
Other accrued expenses	3,815
Other affiliates	873

Total liabilities	198,411

Net Assets	$151,522,846

Net Assets Consist of
Paid-in capital	$151,522,697
Accumulated net realized gain	149

Net Assets	$151,522,846

Net Asset Value
Class I — Based on net assets of $151,522,846 and 151,526,837 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Operations

Year Ended December 31, 2016	BlackRock Government Money Market V.I. Fund

Investment Income
Interest — unaffiliated	$673,731

Expenses
Investment advisory	792,193
Professional	58,862
Printing	42,074
Custodian	31,428
Transfer agent	5,000
Transfer agent — Class I	23,617
Officer and Directors	20,199
Accounting services	5,626
Miscellaneous	7,898

Total expenses	986,897
Less:
Fees waived by the Manager	(488,486)
Transfer agent fees reimbursed	(23,614)

Total expenses after fees waived and/or reimbursed	474,797

Net investment income	198,934

Realized Gain
Net realized gain from investments	279

Net Increase in Net Assets Resulting from Operations	$199,213

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock Government Money Market V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$198,934	$69
Net realized gain	279	10,697

Net increase in net assets resulting from operations	199,213	10,766

Distributions to Shareholders[1]
From net investment income	(198,934)	(69)
From net realized gain	(1,077)	(12,794)

Decrease in net assets resulting from distributions to shareholders	(200,011)	(12,863)

Capital Share Transactions
Net proceeds from sales of shares	85,450,151	209,256,424
Reinvestment of distributions	202,247	12,861
Cost of shares redeemed	(86,246,950)	(285,390,343)

Net decrease in net assets derived from capital share transactions	(594,552)	(76,121,058)

Net Assets
Total decrease in net assets	(595,350)	(76,123,155)
Beginning of year	152,118,196	228,241,351

End of year	$151,522,846	$152,118,196

1 Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Financial Highlights	BlackRock Government Money Market V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0013	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0001	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0013	0.0001	0.0001	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0013)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gains	(0.0000)[3]	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0013)	(0.0001)	(0.0001)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.13%	0.01%	0.01%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.62%	0.61%	0.61%	0.63%	0.61%

Total expenses after fees waived and/or reimbursed	0.30%	0.18%	0.17%	0.20%	0.25%

Net investment income	0.13%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$151,523	$152,118	$228,241	$179,570	$198,888

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock Government Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market Fund V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share (“NAV”) at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Notes to Financial Statements (continued)	BlackRock Government Money Market V.I. Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%
$7 Billion - $10 Billion	0.325%
$10 Billion - $ 15 Billion	0.300%
Greater than $15 Billion	0.290%

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Government Money Market V.I. Fund

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). Prior to March 1, 2016, the Manager agreed to a voluntary expense limitation of 0.30% of average daily net assets and a contractual expense limitation of 1.25% of average daily net assets of Class I. Effective March 1, 2016, the Manager terminated its voluntary expense limitation and agreed to a contractual expense limitation of 0.30% of average daily net assets of Class I. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2018 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2016, the Manager waived $487,781, which is included in fees waived by the Manager in the Statement of Operations.

Prior to March 1, 2016, the Manager had contractually agreed to reimburse transfer agent fees in order to limit transfer agent expenses to 0.02% for class I shares of average daily net assets. Effective March 1, 2016, the expense cap relating to operational and record keeping fees was eliminated. For the year ended December 31, 2016, the Manager reimbursed $23,614, which is included in transfer agent fees reimbursed in the Statement of Operations.

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. The Manager may discontinue this waiver and/or reimbursement at any time without notice. For the year ended December 31, 2016, the Manager waived $705, which is included in fees waived by the Manager the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

For the year ended December 31, 2016, the Fund reimbursed the Manager $1,264 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$199,088	$12,863
Long-term capital gains	923	—
Total	$200,011	$12,863

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements (concluded)	BlackRock Government Money Market V.I. Fund

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$139
Undistributed long-term capital gains	10

Total	$149

7. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Government Money Market V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Government Money Market V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Government Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock High Yield V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, during the 12-month period ended December 31, 2016.

What factors influenced performance?

•

Although the Fund delivered a strong absolute return in 2016, it underperformed its benchmark. The Fund’s underweight in the commodity-related sectors, specifically metals & mining and oil field services, was the largest detractor from performance. Underweights in the midstream energy and independent energy areas were also top detractors. In the latter group, the underweight largely stemmed from the Fund’s lower exposure to the more distressed issuers that performed well from mid-February onward, such as Chesapeake Energy Corp. A large proportion of the Fund’s underweights in the commodity-related areas was a function of its underweights in many “fallen angels” that dropped into the high-yield space from investment-grade shortly before the market turned mid-way through the first quarter. The Fund worked to reduce the extent of the underweight throughout the year through measured additions, which helped mitigate some of the underperformance.

•

Security selection in the banking, cable and satellite, gaming and building materials industries were the largest contributors to performance during the period. The leading individual contributors in the four groups were overweight positions in Bank of America Corp., Cequel Communications LLC, Caesar’s Entertainment Resort Properties LLC and HD Supply, respectively.

•

The Fund may utilize credit default swaps (“CDS”), high yield total returns swaps, high yield exchange traded funds and currency forward contracts. CDS are normally used as a strategy to manage risk, but are also used to express credit views and as a means to put capital to work in moving markets. On occasion, the Fund utilizes futures on the S&P 500® Index and Russell 2000® Index to manage portfolio beta and offset general market volatility. During the 12-month period, the Fund used derivatives to add risk quickly during the rally and to provide liquidity as necessary. The Fund’s exposure to derivatives had a positive impact on performance during the period.

Describe recent portfolio activity.

•

The Fund increased its exposure to the metals & mining, independent energy and midstream industries. The Fund added to its energy exposure during the year, but it remained underweight in the oil field services industry services outside of its positions in some select, higher-quality issuers. Although the industry has rallied in tandem with the rest of the energy sector, oil field services companies generally require higher break-even levels than companies in the independent energy and midstream categories.

Describe portfolio positioning at period end.

•

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors. Leading issuer overweights include Freeport-McMoran Inc. (metals & mining), Altice USA (cable & satellite), and Kinder Morgan (midstream).

•

Relative to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund was underweight in BB rated credits (which are more interest-rate sensitive), overweight in single B issuers and moderately overweight in bonds rated CCC and below. The Fund remains underweight in the distressed part of the spectrum, focusing instead on select CCC-rated issues with improving credit positions and/or attractive yields.

•

In addition to bonds, the investment adviser sought opportunities in equity and equity-like instruments, such as preferred stocks and convertible bonds, to enhance the Fund’s total return profile. The Fund also implements a strategy to mitigate risk on a tactical basis when market conditions warrant.

•

The Fund maintained a strategic allocation to bank loans, which have little duration risk and, as senior secured instruments, help offset the Fund’s underweight in BB-rated bonds. (Duration is a measure of interest rate sensitivity.) The Fund has a slightly short duration relative to the benchmark overall, but this is not a core aspect of its strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2016
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]

Class I4	5.12%	5.01%	6.55%	12.92%	7.21%	6.71%
Class III[4]	4.88	4.72	6.57	12.82	6.95[7]	6.45[7]
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	7.40	17.13	7.36	7.55

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,065.50	$3.53	$1,000.00	$1,021.72	$3.46	0.68%
Class III	$1,000.00	$1,065.70	$4.78	$1,000.00	$1,020.51	$4.67	0.92%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

BlackRock High Yield V.I. Fund

Portfolio Information as of December 31, 2016

Credit Quality Allocations[1]	Percent of Total Investments[2]

BBB/Baa	5%
BB/Ba	38
B	45
CCC/Caa	8
N/R	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Banks — 0.8%
Bank of America Corp.		30,288	$669,365
Citigroup, Inc.		11,648	692,241
JPMorgan Chase & Co.		8,181	705,938
Wells Fargo & Co.		12,239	674,491

			2,742,035
Capital Markets — 0.4%
Goldman Sachs Group, Inc.		2,892	692,489
Morgan Stanley		15,993	675,704

			1,368,193
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (a)		1,644	15,190
Consumer Finance — 0.2%
Ally Financial, Inc.		41,108	781,865
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		13,812	16,574
Equity Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $1,200) (a)(b)		1,200	1,200
Hotels, Restaurants & Leisure — 0.2%
Amaya, Inc. (a)		30,619	433,521
Amaya, Inc. (a)		9,024	127,767

			561,288
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (a)		6,800	391,068
Total Common Stocks — 1.7%			5,877,413

Corporate Bonds		Par (000)
Aerospace & Defense — 2.3%
Arconic, Inc.:
6.15%, 8/15/20	USD	535	581,813
5.13%, 10/01/24		252	258,300
5.90%, 2/01/27		129	134,483
5.95%, 2/01/37		18	17,509
Bombardier, Inc.:
8.75%, 12/01/21 (c)		274	290,783
6.00%, 10/15/22 (c)		256	240,640
6.13%, 1/15/23 (c)		931	887,615
7.50%, 3/15/25 (c)		546	539,459
Engility Corp., 8.88%, 9/01/24 (c)		287	300,633
KLX, Inc., 5.88%, 12/01/22 (c)		604	622,120
TransDigm, Inc.:
6.00%, 7/15/22		1,448	1,505,920
6.50%, 7/15/24		1,286	1,345,477
6.38%, 6/15/26 (c)		1,203	1,235,481

			7,960,233
Air Freight & Logistics — 0.5%
CEVA Group PLC, 7.00%, 3/01/21 (c)		80	64,400

Corporate Bonds		Par (000)	Value
Air Freight & Logistics (continued)
XPO Logistics, Inc.:
6.50%, 6/15/22 (c)	USD	741	$778,050
6.13%, 9/01/23 (c)		763	797,335

			1,639,785
Airlines — 0.4%
Air Medical Group Holdings, Inc., 6.38%, 5/15/23 (c)		147	141,120
American Airlines Group, Inc., 5.50%, 10/01/19 (c)		30	30,975
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		643	643,877
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		365	379,600
National Air Cargo Group, Inc.:
11.88%, 5/02/18		49	49,389
11.88%, 5/15/18		52	51,528
Virgin Australia Pass-Through Trust, Series 2013-1C, 7.13%, 10/23/18 (c)		199	203,241

			1,499,730
Auto Components — 0.3%
Goodyear Tire & Rubber Co.:
7.00%, 5/15/22		100	105,500
5.00%, 5/31/26		68	67,690
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		475	479,750
IHO Verwaltungs GmbH:
4.13%, 9/15/21 (c)(d)		201	203,010
4.50%, 9/15/23 (c)(d)		215	210,163

			1,066,113
Automobiles — 0.1%
Jaguar Land Rover Automotive PLC, 5.63%, 2/01/23 (c)		150	156,375
Banks — 0.3%
Banco Espirito Santo SA:
2.63%, 5/08/17 (a)(e)	EUR	100	28,948
4.75%, 1/15/18 (a)(e)		100	28,948
4.00%, 1/21/19 (a)(e)		100	28,948
CIT Group, Inc., 5.00%, 8/01/23	USD	1,041	1,074,833

			1,161,677
Beverages — 0.0%
Constellation Brands, Inc., 6.00%, 5/01/22		100	112,784
Building Products — 1.3%
Builders FirstSource, Inc., 5.63%, 9/01/24 (c)		89	89,445
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		885	911,550
Masonite International Corp., 5.63%, 3/15/23 (c)		279	288,067
Ply Gem Industries, Inc., 6.50%, 2/01/22		866	894,145
Standard Industries, Inc.:
5.50%, 2/15/23 (c)		179	185,283
5.38%, 11/15/24 (c)		455	467,513
6.00%, 10/15/25 (c)		1,097	1,154,593

Portfolio Abbreviations
AKA	Also Known As	FKA	Formerly Known As	S&P	Standard & Poor’s
CAD	Canadian Dollar	NKA	Now Known As	USD	US Dollar
EUR	Euro	PIK	Payment-in-kind

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Building Products (continued)
USG Corp.:
8.25%, 1/15/18	USD	170	$179,987
5.50%, 3/01/25 (c)		111	114,053

			4,284,636
Capital Markets — 0.0%
E*TRADE Financial Corp., Series A, 0.00%, 8/31/19 (f)(g)		3	10,064
Chemicals — 1.5%
Axalta Coating Systems LLC, 4.88%, 8/15/24 (c)		253	253,000
CF Industries, Inc.:
7.13%, 5/01/20		150	163,500
5.15%, 3/15/34		105	89,250
4.95%, 6/01/43		295	241,163
Chemours Co.:
6.63%, 5/15/23		179	177,210
7.00%, 5/15/25		108	106,380
Huntsman International LLC:
4.88%, 11/15/20		111	115,024
5.13%, 11/15/22		70	71,400
INEOS Group Holdings SA, 5.63%, 8/01/24 (c)		460	456,550
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		1,225	1,151,500
Escrow, 0.00%, 10/15/20 (a)(e)		334	—
Platform Specialty Products Corp.:
10.38%, 5/01/21 (c)		52	57,590
6.50%, 2/01/22 (c)		1,812	1,825,590
PQ Corp., 6.75%, 11/15/22 (c)		371	396,970
WR Grace & Co-Conn, 5.13%, 10/01/21 (c)		176	183,480

			5,288,607
Commercial Services & Supplies — 1.7%
ACCO Brands Corp., 5.25%, 12/15/24 (c)		193	194,328
Acosta, Inc., 7.75%, 10/01/22 (c)		372	312,480
ADT Corp.:
3.50%, 7/15/22		331	315,277
4.13%, 6/15/23		611	583,505
4.88%, 7/15/32 (c)		210	172,200
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (c)		257	255,715
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		226	232,215
Mobile Mini, Inc., 5.88%, 7/01/24		735	760,725
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)		1,383	1,505,741
Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (c)		209	213,180
Tervita Escrow Corp., 7.63%, 12/01/21 (c)		365	372,300
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)		794	825,760

			5,743,426
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		1,378	1,436,565
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)		542	574,520
CommScope, Inc., 5.00%, 6/15/21 (c)		165	169,950
Hughes Satellite Systems Corp.:
5.25%, 8/01/26 (c)		234	229,320
6.63%, 8/01/26 (c)		312	313,560
Nokia OYJ, 6.63%, 5/15/39		373	393,515
Riverbed Technology, Inc., 8.88%, 3/01/23 (c)		638	673,090

			3,790,520

Corporate Bonds		Par (000)	Value
Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)	USD	657	$671,783
Consumer Finance — 1.4%
Ally Financial, Inc.:
5.13%, 9/30/24		647	658,323
4.63%, 3/30/25		25	24,625
8.00%, 11/01/31		2,001	2,321,000
DFC Finance Corp., 12.00%, 6/16/20 (c)(d)		216	118,438
Navient Corp.:
6.63%, 7/26/21		327	345,803
5.50%, 1/25/23		640	620,800
7.25%, 9/25/23		94	96,585
6.13%, 3/25/24		113	109,751
5.88%, 10/25/24		122	115,900
5.63%, 8/01/33		100	82,500
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (c)		181	188,693
7.25%, 12/15/21 (c)		123	128,227

			4,810,645
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.75%, 1/31/21 (c)		700	721,000
6.00%, 6/30/21 (c)		1,020	1,037,850
4.63%, 5/15/23 (c)		714	708,202
7.25%, 5/15/24 (c)		1,622	1,709,183
Ball Corp., 5.00%, 3/15/22		279	292,253
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		463	477,469
6.88%, 2/15/21		142	146,058
8.25%, 2/15/21		535	552,135
4.38%, 7/15/21 (c)(h)		795	812,887
5.13%, 7/15/23 (c)		422	430,967
7.00%, 7/15/24 (c)		1,072	1,139,670
Sealed Air Corp.:
4.88%, 12/01/22 (c)		269	276,397
6.88%, 7/15/33 (c)		97	98,697
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (c)		419	417,953

			8,820,721
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)		202	193,785
Diversified Consumer Services — 0.1%
Service Corp. International:
4.50%, 11/15/20		240	244,200
5.38%, 1/15/22		166	172,640

			416,840
Diversified Financial Services — 0.7%
Altice Financing SA, 7.50%, 5/15/26 (c)		647	672,880
FBM Finance, Inc., 8.25%, 8/15/21 (c)		125	131,875
Virgin Media Finance PLC, 5.75%, 1/15/25 (c)		730	731,825
Virgin Media Secured Finance PLC:
5.25%, 1/15/26 (c)		530	523,375
5.50%, 8/15/26 (c)		200	199,500

			2,259,455
Diversified Telecommunication Services — 4.4%
Avaya, Inc., 7.00%, 4/01/19 (c)		170	148,750
CenturyLink, Inc.:
Series S, 6.45%, 6/15/21		767	807,267

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Series U, 7.65%, 3/15/42	USD	75	$65,625
Series W, 6.75%, 12/01/23		374	382,415
Series Y, 7.50%, 4/01/24		375	393,750
Cincinnati Bell, Inc., 7.00%, 7/15/24 (c)		1,228	1,298,610
Columbus International, Inc., 7.38%, 3/30/21 (c)		370	393,732
Consolidated Communications, Inc., 6.50%, 10/01/22		133	132,003
Frontier Communications Corp.:
7.13%, 3/15/19		25	26,469
8.50%, 4/15/20		125	131,250
8.88%, 9/15/20		66	70,290
6.25%, 9/15/21		266	252,035
7.13%, 1/15/23		170	153,850
7.63%, 4/15/24		612	547,740
6.88%, 1/15/25		1,119	948,353
11.00%, 9/15/25		421	434,683
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		333	279,720
5.50%, 8/01/23		337	227,070
Level 3 Financing, Inc.:
5.38%, 8/15/22		513	529,673
5.63%, 2/01/23		245	251,125
5.13%, 5/01/23		246	246,923
5.38%, 1/15/24		330	333,300
5.38%, 5/01/25		397	404,940
5.25%, 3/15/26 (c)		241	238,590
SBA Communications Corp., 4.88%, 9/01/24 (c)		610	602,375
Telecom Italia Capital SA:
6.38%, 11/15/33		78	74,490
6.00%, 9/30/34		1,262	1,167,350
7.20%, 7/18/36		140	138,004
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (c)		264	275,220
Wind Acquisition Finance SA:
6.50%, 4/30/20 (c)		200	208,000
7.38%, 4/23/21 (c)		500	520,000
Windstream Services LLC:
7.75%, 10/01/21		29	29,812
7.50%, 6/01/22		91	89,180
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		1,716	1,784,640
6.38%, 5/15/25		874	913,330
Ziggo Bond Finance BV, 5.88%, 1/15/25 (c)		600	600,000

			15,100,564
Electric Utilities — 0.0%
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (c)		9	8,643
Electrical Equipment — 0.5%
Cortes NP Acquisition Corp., 9.25%, 10/15/24 (c)		457	484,420
GrafTech International Ltd., 6.38%, 11/15/20		103	84,079
Sensata Technologies BV:
5.63%, 11/01/24 (c)		202	210,585
5.00%, 10/01/25 (c)		486	476,280
Sensata Technologies UK Financing Co. PLC,
6.25%, 2/15/26 (c)		500	522,500

			1,777,864
Electronic Equipment, Instruments & Components — 0.5%
Anixter, Inc., 5.63%, 5/01/19		55	57,544
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		215	227,363

Corporate Bonds		Par (000)	Value
Electronic Equipment, Instruments & Components (continued)
5.00%, 9/01/23	USD	774	$774,967
5.50%, 12/01/24		565	577,713

			1,637,587
Energy Equipment & Services — 1.4%
Ensco PLC:
4.70%, 3/15/21		240	230,861
4.50%, 10/01/24		107	91,753
Nabors Industries, Inc., 5.50%, 1/15/23 (c)		330	343,613
Noble Holding International Ltd.:
4.63%, 3/01/21		12	11,520
7.75%, 1/15/24		662	622,677
Noble Holding U.S. Corp./Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		130	136,500
Precision Drilling Corp.:
6.63%, 11/15/20		39	39,447
6.50%, 12/15/21		65	65,975
Rowan Cos., Inc.:
4.88%, 6/01/22		90	85,050
7.38%, 6/15/25		436	444,720
SESI LLC:
6.38%, 5/01/19		105	105,000
7.13%, 12/15/21		15	15,263
Transocean, Inc.:
4.25%, 10/15/17		139	140,390
6.00%, 3/15/18		566	573,075
7.38%, 4/15/18		35	35,525
5.55%, 10/15/22		448	393,120
9.00%, 7/15/23 (c)		933	956,325
Weatherford International LLC, 6.80%, 6/15/37		27	22,140
Weatherford International Ltd.:
7.75%, 6/15/21		35	35,350
4.50%, 4/15/22		94	81,545
8.25%, 6/15/23		65	66,137
9.88%, 2/15/24 (c)		103	109,759
6.50%, 8/01/36		77	61,793
7.00%, 3/15/38		98	81,585
5.95%, 4/15/42		140	105,700

			4,854,823
Equity Real Estate Investment Trusts (REITs) — 1.7%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (c)		362	373,765
8.25%, 10/15/23		957	1,014,420
7.13%, 12/15/24 (c)		623	629,230
Equinix, Inc.:
5.38%, 4/01/23		70	72,625
5.88%, 1/15/26		295	310,487
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)		312	310,440
GEO Group, Inc.:
5.88%, 1/15/22		70	70,875
5.13%, 4/01/23		265	254,400
5.88%, 10/15/24		220	216,975
6.00%, 4/15/26		103	101,197
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		110	113,816
Iron Mountain, Inc.:
6.00%, 10/01/20 (c)		250	263,750
6.00%, 8/15/23		70	74,375
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24 (c)		1,825	1,911,687
4.50%, 9/01/26 (c)		172	165,120

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) (continued)
VEREIT Operating Partnership LP, 4.13%, 6/01/21	USD	81	$82,215

			5,965,377
Food & Staples Retailing — 1.0%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24 (c)		239	249,157
5.75%, 3/15/25 (c)		340	336,600
Rite Aid Corp.:
9.25%, 3/15/20		90	93,375
6.75%, 6/15/21		559	586,950
6.13%, 4/01/23 (c)		1,596	1,715,700
7.70%, 2/15/27		336	420,000

			3,401,782
Food Products — 1.0%
Dean Foods Co., 6.50%, 3/15/23 (c)		73	76,833
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (c)		200	200,500
JBS USA LUX SA/JBS USA Finance, Inc.:
7.25%, 6/01/21 (c)		110	113,851
5.88%, 7/15/24 (c)		152	156,940
5.75%, 6/15/25 (c)		442	447,525
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24		55	58,300
Post Holdings, Inc.:
6.75%, 12/01/21 (c)		332	354,410
7.75%, 3/15/24 (c)		534	592,740
8.00%, 7/15/25 (c)		671	751,520
Smithfield Foods, Inc.:
5.88%, 8/01/21 (c)		52	54,210
6.63%, 8/15/22		220	231,825
TreeHouse Foods, Inc., 6.00%, 2/15/24 (c)		121	127,050
WhiteWave Foods Co., 5.38%, 10/01/22		143	156,585

			3,322,289
Health Care Equipment & Supplies — 0.6%
Alere, Inc.:
6.50%, 6/15/20		318	313,230
6.38%, 7/01/23 (c)		270	268,313
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		981	851,017
Hologic, Inc., 5.25%, 7/15/22 (c)		588	618,870
Teleflex, Inc., 4.88%, 6/01/26		98	97,020

			2,148,450
Health Care Providers & Services — 5.1%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		37	36,769
5.63%, 2/15/23		695	695,000
6.50%, 3/01/24		57	58,283
Centene Corp.:
5.63%, 2/15/21		330	346,962
4.75%, 5/15/22		538	543,380
6.13%, 2/15/24		73	76,924
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		304	252,320
6.88%, 2/01/22		343	238,385
DaVita, Inc.:
5.13%, 7/15/24		674	672,315
5.00%, 5/01/25		31	30,496
Envision Healthcare Corp.:
5.13%, 7/01/22 (c)		584	581,810
5.63%, 7/15/22		1,259	1,298,029
6.25%, 12/01/24 (c)		123	129,765

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Fresenius Medical Care U.S. Finance II, Inc., 5.88%, 1/31/22 (c)	USD	160	$175,200
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23 (c)		127	130,810
HCA, Inc.:
6.50%, 2/15/20		294	321,636
7.50%, 2/15/22		289	328,015
5.88%, 3/15/22		560	603,400
4.75%, 5/01/23		130	133,087
5.00%, 3/15/24		1,163	1,196,436
5.38%, 2/01/25		1,132	1,134,830
5.25%, 4/15/25		395	412,281
5.25%, 6/15/26		634	655,397
4.50%, 2/15/27		472	463,740
Series 1, 5.88%, 5/01/23		1,093	1,161,313
HealthSouth Corp.:
5.13%, 3/15/23		330	326,700
5.75%, 11/01/24		1,255	1,270,687
5.75%, 9/15/25		75	74,625
MEDNAX, Inc., 5.25%, 12/01/23 (c)		346	356,380
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)		807	849,448
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)		326	325,185
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (c)		71	75,615
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (c)		89	91,893
Tenet Healthcare Corp.:
6.25%, 11/01/18		69	72,795
6.75%, 2/01/20		85	81,813
6.00%, 10/01/20		172	180,170
4.50%, 4/01/21		54	53,460
4.38%, 10/01/21		184	182,390
7.50%, 1/01/22 (c)		156	162,630
8.13%, 4/01/22		737	695,359
6.75%, 6/15/23		1,068	942,510
WellCare Health Plans, Inc., 5.75%, 11/15/20		120	123,300

			17,541,543
Hotels, Restaurants & Leisure — 2.8%
Aramark Services, Inc.:
5.13%, 1/15/24		426	439,313
5.13%, 1/15/24 (c)		26	26,813
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (c)		975	1,018,875
Boyd Gaming Corp., 6.88%, 5/15/23		238	255,850
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		1,206	1,263,285
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (c)		113	109,610
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (c)		35	35,744
5.25%, 6/01/26 (c)		67	68,005
MGM Resorts International:
5.25%, 3/31/20		150	158,625
6.75%, 10/01/20		471	523,987
6.63%, 12/15/21		1,369	1,529,857
7.75%, 3/15/22		390	448,500
4.63%, 9/01/26		249	239,663
NCL Corp. Ltd., 4.75%, 12/15/21 (c)		198	197,877
Scientific Games International, Inc.:
7.00%, 1/01/22 (c)		201	215,573
10.00%, 12/01/22		992	987,040
Six Flags Entertainment Corp., 4.88%, 7/31/24 (c)		551	544,113

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Station Casinos LLC, 7.50%, 3/01/21	USD	925	$968,937
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (c)		475	470,250
Yum! Brands, Inc., 3.88%, 11/01/23		97	92,877

			9,594,794
Household Durables — 1.2%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		109	113,905
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (c)		20	20,450
CalAtlantic Group, Inc.:
6.63%, 5/01/20		255	279,863
8.38%, 1/15/21		453	527,745
5.38%, 10/01/22		20	20,400
5.88%, 11/15/24		365	370,475
5.25%, 6/01/26		35	34,125
Lennar Corp.:
4.75%, 4/01/21		51	52,657
4.75%, 11/15/22		720	738,000
4.88%, 12/15/23		450	445,500
Mattamy Group Corp., 6.88%, 12/15/23 (c)		118	119,475
Meritage Homes Corp., 7.15%, 4/15/20		70	75,950
PulteGroup, Inc.:
5.50%, 3/01/26		229	227,283
6.38%, 5/15/33		193	192,517
6.00%, 2/15/35		244	234,240
Tempur Sealy International, Inc., 5.50%, 6/15/26		41	41,205
TRI Pointe Group, Inc.:
4.38%, 6/15/19		165	167,887
4.88%, 7/01/21		195	198,900
5.88%, 6/15/24		90	92,700
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (c)		190	183,350

			4,136,627
Household Products — 0.3%
Spectrum Brands, Inc.:
6.63%, 11/15/22		460	488,750
6.13%, 12/15/24		395	416,725
5.75%, 7/15/25		157	162,887

			1,068,362
Independent Power and Renewable Electricity Producers — 1.0%
AES Corp.:
7.38%, 7/01/21		50	55,695
4.88%, 5/15/23		408	402,982
5.50%, 3/15/24		171	173,993
Calpine Corp.:
6.00%, 1/15/22 (c)		76	79,420
5.88%, 1/15/24 (c)		506	527,505
Dynegy, Inc.:
6.75%, 11/01/19		555	564,713
7.38%, 11/01/22		444	424,020
7.63%, 11/01/24		125	115,313
8.00%, 1/15/25 (c)		27	25,313
NRG Energy, Inc.:
7.88%, 5/15/21		35	36,487
6.63%, 3/15/23		40	40,100
6.25%, 5/01/24		60	58,350
7.25%, 5/15/26 (c)		212	210,940
6.63%, 1/15/27 (c)		602	568,890
NRG Yield Operating LLC, 5.38%, 8/15/24		95	95,475

			3,379,196

Corporate Bonds		Par (000)	Value
Insurance — 1.1%
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (c)	USD	811	$837,357
HUB International Ltd.:
9.25%, 2/15/21 (c)		493	510,255
7.88%, 10/01/21 (c)		800	845,128
Radian Group, Inc., 5.25%, 6/15/20		271	283,195
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (c)		1,210	1,361,250

			3,837,185
Internet & Direct Marketing Retail — 0.2%
Netflix, Inc.:
5.50%, 2/15/22		446	480,565
5.75%, 3/01/24		30	32,100
5.88%, 2/15/25		245	264,294

			776,959
Internet Software & Services — 0.1%
GTT Escrow Corp., 7.88%, 12/31/24 (c)		84	87,587
IAC/InterActiveCorp., 4.88%, 11/30/18		95	96,544

			184,131
IT Services — 2.3%
Alliance Data Systems Corp.:
5.88%, 11/01/21 (c)		490	497,350
5.38%, 8/01/22 (c)		700	675,500
APX Group, Inc.:
6.38%, 12/01/19		338	347,717
8.75%, 12/01/20		536	540,020
7.88%, 12/01/22		140	151,550
First Data Corp.:
7.00%, 12/01/23 (c)		2,686	2,860,590
5.75%, 1/15/24 (c)		1,586	1,636,562
Sabre GLBL, Inc.:
5.38%, 4/15/23 (c)		85	86,700
5.25%, 11/15/23 (c)		330	338,867
WEX, Inc., 4.75%, 2/01/23 (c)		700	683,375

			7,818,231
Life Sciences Tools & Services — 1.1%
DPx Holdings BV, 7.50%, 2/01/22 (c)		275	290,813
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (c)		446	467,140
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		1,706	1,825,420
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 5/15/22 (c)		1,073	952,287
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)		70	71,225

			3,606,885
Machinery — 0.7%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (c)		760	632,700
Allison Transmission, Inc., 5.00%, 10/01/24 (c)		174	175,740
Gardner Denver, Inc., 6.88%, 8/15/21 (c)		145	144,275
Gates Global LLC/Gates Global Co., 6.00%, 7/15/22 (c)		781	763,818
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (c)		200	210,120
Navistar International Corp., 8.25%, 11/01/21		55	55,550
SPX FLOW, Inc.:
5.63%, 8/15/24 (c)		332	334,490
5.88%, 8/15/26 (c)		158	158,000

			2,474,693

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Media — 10.5%
Altice Luxembourg SA, 7.75%, 5/15/22 (c)	USD	705	$752,587
Altice U.S. Finance I Corp.:
5.38%, 7/15/23 (c)		1,131	1,173,413
5.50%, 5/15/26 (c)		454	463,080
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (c)		984	1,082,400
AMC Networks, Inc.:
4.75%, 12/15/22		650	654,063
5.00%, 4/01/24		1,107	1,112,535
Cablevision Systems Corp.:
8.63%, 9/15/17		115	119,600
7.75%, 4/15/18		492	519,060
8.00%, 4/15/20		125	137,187
CBS Radio, Inc., 7.25%, 11/01/24 (c)		241	253,050
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		610	631,350
5.13%, 5/01/23 (c)		1,076	1,108,280
5.88%, 4/01/24 (c)		174	185,745
5.75%, 2/15/26 (c)		331	342,585
5.50%, 5/01/26 (c)		303	309,060
5.88%, 5/01/27 (c)		1,063	1,102,863
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(e)(g)		230	–
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (c)		168	173,040
5.13%, 12/15/21 (c)		692	704,110
5.13%, 12/15/21 (c)		267	271,673
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25		10	10,539
Clear Channel International BV, 8.75%, 12/15/20 (c)		926	974,615
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		844	844,000
Series B, 7.63%, 3/15/20		779	778,509
Series B, 6.50%, 11/15/22		2,315	2,367,087
CSC Holdings LLC:
10.13%, 1/15/23 (c)		1,890	2,182,950
5.25%, 6/01/24		939	917,873
6.63%, 10/15/25 (c)		396	432,630
10.88%, 10/15/25 (c)		520	618,800
DISH DBS Corp.:
6.75%, 6/01/21		984	1,067,640
5.88%, 7/15/22		458	482,045
5.00%, 3/15/23		12	11,940
5.88%, 11/15/24		196	201,684
7.75%, 7/01/26		775	873,813
DISH Network Corp., 3.38%, 8/15/26 (c)(f)		297	338,023
iHeartCommunications, Inc.:
9.00%, 12/15/19		179	146,333
9.00%, 3/01/21		321	237,540
9.00%, 9/15/22		345	253,575
10.63%, 3/15/23		820	619,100
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (c)		92	93,380
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (c)		95	95,713
MDC Partners, Inc., 6.50%, 5/01/24 (c)		335	301,500
Midcontinent Communications/Midcontinent Finance Corp.:
6.25%, 8/01/21 (c)		125	130,937
6.88%, 8/15/23 (c)		132	140,580
National CineMedia LLC, 5.75%, 8/15/26		96	97,440
Nexstar Escrow Corp., 5.63%, 8/01/24 (c)		301	298,743
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)		607	618,381

Corporate Bonds		Par (000)	Value
Media (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.63%, 2/15/24	USD	37	$38,573
5.88%, 3/15/25		435	455,663
Radio One, Inc., 7.38%, 4/15/22 (c)		60	59,400
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		305	323,300
Regal Entertainment Group, 5.75%, 2/01/25		48	48,720
SFR Group SA:
6.00%, 5/15/22 (c)		1,195	1,226,369
7.38%, 5/01/26 (c)		2,404	2,464,100
Sirius XM Radio, Inc.:
4.63%, 5/15/23 (c)		320	316,800
5.38%, 4/15/25 (c)		435	432,825
TEGNA, Inc.:
4.88%, 9/15/21 (c)		38	38,665
5.50%, 9/15/24 (c)		80	80,800
Townsquare Media, Inc., 6.50%, 4/01/23 (c)		48	45,840
Tribune Media Co., 5.88%, 7/15/22		1,185	1,204,256
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 1/15/25 (c)		555	552,225
Univision Communications, Inc.:
6.75%, 9/15/22 (c)		260	273,000
5.13%, 5/15/23 (c)		1,535	1,511,975
5.13%, 2/15/25 (c)		861	823,331

			36,126,893
Metals & Mining — 5.8%
Alcoa Nederland Holding BV, 6.75%, 9/30/24 (c)		200	217,000
Anglo American Capital PLC:
3.63%, 5/14/20 (c)		200	202,240
4.45%, 9/27/20 (c)		206	211,150
4.13%, 4/15/21 (c)		200	203,500
4.13%, 9/27/22 (c)		200	201,502
ArcelorMittal:
7.25%, 2/25/22		22	24,805
8.00%, 10/15/39		64	70,230
7.75%, 3/01/41		648	690,120
Constellium NV:
8.00%, 1/15/23 (c)		1,230	1,279,200
5.75%, 5/15/24 (c)		755	705,925
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (c)		258	256,607
7.25%, 5/15/22 (c)		187	184,195
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (c)		160	185,611
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		224	222,320
2.38%, 3/15/18		2,460	2,441,550
3.10%, 3/15/20		915	892,125
4.00%, 11/14/21		215	209,625
3.55%, 3/01/22		924	859,320
3.88%, 3/15/23		1,375	1,261,563
4.55%, 11/14/24		67	62,813
5.40%, 11/14/34		130	109,200
5.45%, 3/15/43		1,454	1,203,214
Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (c)		177	194,700
Kaiser Aluminum Corp., 5.88%, 5/15/24		81	83,835
Novelis Corp.:
6.25%, 8/15/24 (c)		1,277	1,353,620
5.88%, 9/30/26 (c)		1,080	1,090,800
Steel Dynamics, Inc.:
5.13%, 10/01/21		445	464,108
6.38%, 8/15/22		260	271,050
5.25%, 4/15/23		673	704,967

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
5.50%, 10/01/24	USD	57	$60,420
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (c)		123	122,385
Teck Resources Ltd.:
3.00%, 3/01/19		207	207,000
4.75%, 1/15/22		80	80,200
3.75%, 2/01/23		813	768,285
8.50%, 6/01/24 (c)		413	475,983
6.13%, 10/01/35		98	95,305
6.00%, 8/15/40		553	525,350
6.25%, 7/15/41		103	99,259
5.20%, 3/01/42		608	535,040
5.40%, 2/01/43		152	134,520
United States Steel Corp., 8.38%, 7/01/21 (c)		483	533,971
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		354	368,160

			19,862,773
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21 (c)		267	270,578
Multiline Retail — 0.8%
Dollar Tree, Inc.:
5.25%, 3/01/20		24	24,720
5.75%, 3/01/23		2,039	2,158,934
Family Dollar Stores, Inc., 5.00%, 2/01/21		263	280,753
JC Penney Corp., Inc.:
6.38%, 10/15/36		138	116,093
7.40%, 4/01/37		202	181,800

			2,762,300
Oil, Gas & Consumable Fuels — 13.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (c)		129	133,515
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24 (c)		60	60,600
California Resources Corp., 8.00%, 12/15/22 (c)		779	693,310
Callon Petroleum Co., 6.13%, 10/01/24 (c)		185	190,550
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		1,012	1,037,300
Cenovus Energy, Inc.:
5.70%, 10/15/19		40	42,790
5.20%, 9/15/43		20	19,050
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24 (c)		658	712,285
5.88%, 3/31/25 (c)		947	966,233
Chesapeake Energy Corp.:
4.13%, 4/15/19 (h)		648	651,240
6.63%, 8/15/20		234	236,340
6.88%, 11/15/20		226	226,000
4.88%, 4/15/22		245	223,563
8.00%, 12/15/22 (c)		55	59,331
8.00%, 1/15/25 (c)		356	363,120
5.50%, 9/15/26 (c)(f)		295	319,337
Concho Resources, Inc., 6.50%, 1/15/22		26	26,902
CONSOL Energy, Inc.:
5.88%, 4/15/22		3,074	3,012,520
8.00%, 4/01/23		29	29,761
Continental Resources, Inc.:
5.00%, 9/15/22		377	380,540
4.50%, 4/15/23		325	318,500
3.80%, 6/01/24		243	224,167
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20		35	35,875

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
6.13%, 3/01/22	USD	185	$189,625
6.25%, 4/01/23		200	204,000
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (c)		320	332,800
7.75%, 2/15/23 (c)		305	329,400
DCP Midstream LLC:
4.75%, 9/30/21 (c)		150	151,875
6.45%, 11/03/36 (c)		198	198,000
6.75%, 9/15/37 (c)		262	264,620
Denbury Resources, Inc.:
9.00%, 5/15/21 (c)		578	625,685
5.50%, 5/01/22		273	238,193
4.63%, 7/15/23		44	35,310
Diamondback Energy, Inc., 5.38%, 5/31/25 (c)		242	243,379
Encana Corp., 3.90%, 11/15/21		70	70,502
Energy Transfer Equity LP:
7.50%, 10/15/20		126	140,490
5.88%, 1/15/24		478	493,535
5.50%, 6/01/27		730	711,750
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24 (c)		163	175,176
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (c)		607	649,490
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		57	57,570
6.75%, 8/01/22		375	389,625
6.00%, 5/15/23		95	96,663
5.63%, 6/15/24		85	83,513
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (c)		346	359,840
Gulfport Energy Corp.:
6.63%, 5/01/23		144	150,480
6.00%, 10/15/24 (c)		371	377,493
6.38%, 5/15/25 (c)		240	243,048
Halcon Resources Corp., 8.63%, 2/01/20 (c)		265	275,600
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.00%, 12/01/24 (c)		215	213,387
5.75%, 10/01/25 (c)		88	89,100
Matador Resources Co.:
6.88%, 4/15/23 (c)		504	529,200
6.88%, 4/15/23		400	420,000
MEG Energy Corp.:
6.50%, 3/15/21 (c)		501	463,425
6.38%, 1/30/23 (c)		247	219,830
7.00%, 3/31/24 (c)		1,022	924,910
Murphy Oil Corp., 4.70%, 12/01/22		287	277,583
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.88%, 10/15/21		224	229,040
7.50%, 11/01/23 (c)		230	237,475
NGPL PipeCo LLC:
7.12%, 12/15/17 (c)		2,977	3,103,065
9.63%, 6/01/19 (c)		92	96,370
7.77%, 12/15/37 (c)		425	450,500
Oasis Petroleum, Inc.:
6.50%, 11/01/21		634	645,887
6.88%, 3/15/22		263	269,575
6.88%, 1/15/23		180	184,500
ONEOK, Inc.:
4.25%, 2/01/22		144	144,720
7.50%, 9/01/23		350	402,500
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (c)		190	199,937
5.38%, 1/15/25 (c)		128	128,435

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc.:
7.75%, 10/15/22	USD	219	$233,235
6.13%, 9/15/24 (c)		200	204,500
QEP Resources, Inc.:
6.88%, 3/01/21		153	162,563
5.38%, 10/01/22		788	789,970
Range Resources Corp.:
5.75%, 6/01/21 (c)		25	26,187
5.88%, 7/01/22 (c)		496	515,840
5.00%, 8/15/22 (c)		37	36,769
5.00%, 3/15/23 (c)		270	267,300
Resolute Energy Corp., 8.50%, 5/01/20		271	275,743
Rockies Express Pipeline LLC:
5.63%, 4/15/20 (c)		575	605,187
6.88%, 4/15/40 (c)		894	889,530
RSP Permian, Inc.:
6.63%, 10/01/22		469	495,967
5.25%, 1/15/25 (c)		177	177,885
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		245	262,150
6.25%, 3/15/22		550	602,250
5.63%, 4/15/23		892	947,750
5.75%, 5/15/24		2,222	2,383,095
5.63%, 3/01/25		279	298,530
5.88%, 6/30/26 (c)		131	141,153
5.00%, 3/15/27 (c)		21	21,184
Sanchez Energy Corp.:
7.75%, 6/15/21		228	231,990
6.13%, 1/15/23		1,618	1,537,100
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (c)		135	143,100
6.75%, 5/01/23 (c)		145	154,425
6.88%, 6/30/23 (c)		880	932,800
SM Energy Co.:
6.50%, 11/15/21		95	96,900
6.13%, 11/15/22		359	363,487
6.50%, 1/01/23		15	15,244
5.00%, 1/15/24		350	329,875
6.75%, 9/15/26		65	66,950
Southern Star Central Corp., 5.13%, 7/15/22 (c)		47	47,587
Southwestern Energy Co.:
7.50%, 2/01/18		38	39,520
5.80%, 1/23/20		625	643,750
4.10%, 3/15/22		412	389,258
6.70%, 1/23/25		75	76,687
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (c)		230	228,275
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.38%, 8/01/22		440	455,400
5.25%, 5/01/23		15	15,150
6.75%, 3/15/24		73	78,293
5.13%, 2/01/25 (c)		87	86,347
5.38%, 2/01/27 (c)		52	51,480
Tesoro Corp.:
4.75%, 12/15/23 (c)		527	530,623
5.13%, 12/15/26 (c)		401	405,571
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		41	43,050
6.25%, 10/15/22		272	288,320
Whiting Petroleum Corp.:
5.00%, 3/15/19		692	694,706
5.75%, 3/15/21		3	2,987

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.:
3.70%, 1/15/23	USD	53	$51,145
4.55%, 6/24/24		252	250,110
5.75%, 6/24/44		1,014	983,580
WPX Energy, Inc.:
7.50%, 8/01/20		70	75,250
6.00%, 1/15/22		611	626,275
8.25%, 8/01/23		175	195,563
5.25%, 9/15/24		275	266,750

			46,014,266
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp., 4.88%, 9/15/24		100	97,000
Norbord, Inc., 6.25%, 4/15/23 (c)		117	121,095
PH Glatfelter Co., 5.38%, 10/15/20		34	34,595
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)		417	414,915

			667,605
Personal Products — 0.3%
Nature’s Bounty Co., 7.63%, 5/15/21 (c)		1,056	1,092,960
Pharmaceuticals — 1.4%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (c)(d)		69	69,604
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (c)		211	194,120
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (c)		290	254,113
6.50%, 2/01/25 (c)		367	307,363
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (c)		125	125,469
5.75%, 8/01/22 (c)		145	139,563
5.63%, 10/15/23 (c)		103	96,047
5.50%, 4/15/25 (c)		80	71,600
Prestige Brands, Inc., 6.38%, 3/01/24 (c)		434	455,700
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)		40	37,900
5.38%, 3/15/20 (c)		331	279,695
7.00%, 10/01/20 (c)		164	141,347
6.38%, 10/15/20 (c)		480	412,349
7.50%, 7/15/21 (c)		1,200	1,017,000
5.63%, 12/01/21 (c)		50	38,750
7.25%, 7/15/22 (c)		55	44,963
5.50%, 3/01/23 (c)		48	36,000
5.88%, 5/15/23 (c)		710	536,050
6.13%, 4/15/25 (c)		747	561,184

			4,818,817
Real Estate Management & Development — 0.7%
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (c)		127	130,810
5.25%, 12/01/21 (c)		147	150,675
4.88%, 6/01/23 (c)		2,217	2,139,405

			2,420,890
Road & Rail — 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (c)		820	803,600
5.50%, 4/01/23		68	66,810
6.38%, 4/01/24 (c)		365	364,544
5.25%, 3/15/25 (c)		670	624,775
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)		305	315,675
Hertz Corp.:
5.88%, 10/15/20		129	126,097

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
7.38%, 1/15/21	USD	62	$62,155
5.50%, 10/15/24 (c)		599	523,376
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		99	102,465

			2,989,497
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		83	89,847
Micron Technology, Inc.:
5.25%, 8/01/23 (c)		334	335,253
7.50%, 9/15/23 (c)		90	99,675
5.50%, 2/01/25		40	39,800
5.63%, 1/15/26 (c)		271	268,629
3.00%, 11/15/43 (f)		307	304,889
Microsemi Corp., 9.13%, 4/15/23 (c)		40	46,600
NXP BV/NXP Funding LLC:
4.13%, 6/15/20 (c)		245	253,575
4.63%, 6/15/22 (c)		430	450,425
3.88%, 9/01/22 (c)		200	202,500
4.63%, 6/01/23 (c)		295	309,750
Versum Materials, Inc., 5.50%, 9/30/24 (c)		128	130,880

			2,531,823
Software — 1.8%
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)		658	614,819
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (c)		584	618,135
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (c)		46	38,755
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(d)		372	383,160
Infor U.S., Inc., 6.50%, 5/15/22		1,812	1,889,010
Informatica LLC, 7.13%, 7/15/23 (c)		274	261,670
Nuance Communications, Inc.:
5.38%, 8/15/20 (c)		75	77,156
6.00%, 7/01/24 (c)		140	144,550
5.63%, 12/15/26 (c)		117	115,040
PTC, Inc., 6.00%, 5/15/24		111	117,105
RP Crown Parent LLC, 7.38%, 10/15/24 (c)		190	197,125
Sophia LP/Sophia Finance, Inc., 9.00%, 9/30/23 (c)		290	308,125
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		975	1,010,344
TIBCO Software, Inc., 11.38%, 12/01/21 (c)		391	391,000

			6,165,994
Specialty Retail — 0.9%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		847	866,057
Group 1 Automotive, Inc., 5.00%, 6/01/22		80	79,000
L Brands, Inc., 6.88%, 11/01/35		308	314,160
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)		618	458,865
Penske Automotive Group, Inc.:
5.75%, 10/01/22		523	538,690
5.38%, 12/01/24		98	97,755
5.50%, 5/15/26		792	782,100
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22		80	83,100

			3,219,727
Technology Hardware, Storage & Peripherals — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.13%, 6/15/24 (c)		481	533,996
Western Digital Corp.:
7.38%, 4/01/23 (c)		469	515,900

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
10.50%, 4/01/24 (c)	USD	236	$279,070

			1,328,966
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 4.63%, 5/15/24 (c)		55	53,350
Springs Industries, Inc., 6.25%, 6/01/21		53	54,855

			108,205
Thrifts & Mortgage Finance — 0.2%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (c)		200	200,000
6.88%, 4/15/22 (c)		451	435,215
MGIC Investment Corp., 5.75%, 8/15/23		175	182,437

			817,652
Trading Companies & Distributors — 2.0%
Aircastle Ltd.:
6.25%, 12/01/19		125	135,000
7.63%, 4/15/20		12	13,590
5.50%, 2/15/22		362	383,720
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (c)		363	373,890
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		432	460,892
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)		797	777,075
HD Supply, Inc.:
5.25%, 12/15/21 (c)		1,442	1,521,310
5.75%, 4/15/24 (c)		1,646	1,737,682
Herc Rentals, Inc.:
7.50%, 6/01/22 (c)		248	261,330
7.75%, 6/01/24 (c)		169	177,661
United Rentals North America, Inc.:
7.63%, 4/15/22		33	34,733
5.50%, 7/15/25		553	564,060
5.88%, 9/15/26		278	285,993

			6,726,936
Wireless Telecommunication Services — 3.7%
Digicel Ltd., 6.00%, 4/15/21 (c)		1,015	918,037
Sprint Capital Corp.:
6.90%, 5/01/19		375	397,031
6.88%, 11/15/28		1,859	1,835,763
8.75%, 3/15/32		53	58,300
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)		2,469	2,722,073
7.00%, 8/15/20		130	137,814
Sprint Corp.:
7.25%, 9/15/21		622	660,875
7.88%, 9/15/23		1,168	1,246,840
7.13%, 6/15/24		2,214	2,280,420
T-Mobile USA, Inc.:
6.25%, 4/01/21		140	145,600
6.63%, 4/28/21		137	142,994
6.13%, 1/15/22		38	40,090
6.73%, 4/28/22		741	774,345
6.00%, 3/01/23		605	639,031
6.63%, 4/01/23		150	159,000
6.38%, 3/01/25		68	72,675
6.50%, 1/15/26		257	277,881

			12,508,769
Total Corporate Bonds — 85.4%			292,957,815

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Floating Rate Loan Interests (h)		Par (000)	Value
Air Freight & Logistics — 0.1%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21	USD	119	$96,754
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		122	99,600
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		18	15,051
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		174	141,851

			353,256
Airlines — 0.1%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		167	167,031
Building Products — 0.1%
Wilsonart LLC, Tranche C Term Loan, 3.50%, 12/19/23		231	232,787
Chemicals — 0.2%
Ascend Performance Materials Operations LLC, Term B Loan, 6.50%, 8/12/22		528	531,503
Chemours Co., Tranche B Term Loan, 3.77%, 5/12/22		24	23,747
MacDermid, Inc. (Platform Specialty Products Corp.), Tranche B-5 Term Loan, 4.50%, 6/07/20		83	83,544

			638,794
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		246	245,041
Containers & Packaging — 0.2%
Flex Acquisition Co., Inc. (AKA Novolex), Term Loan B, 3.25%, 12/15/23		547	551,556
Signode Industrial Group Lux SA (Signode Industrial Group U.S., Inc.), Initial Term B Loan, 3.75% - 4.00%, 5/01/21		156	156,859

			708,415
Diversified Telecommunication Services — 1.2%
Consolidated Communications, Inc., 2016 Incremental Term Loan, 3.00%, 10/05/23		370	371,916
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		965	931,850
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20		462	319,201
New LightSquared LLC, Loan, 9.75%, 6/15/20		1,961	1,823,370
Virgin Media Bristol LLC, I Facility, 2.75%, 1/31/25		658	660,553

			4,106,890
Electric Utilities — 0.3%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), 2016 Additional Term Loan (DIP), 4.25%, 6/30/17		207	208,190
Vistra Operations Co. LLC (FKA Tex Operations Co. LLC):
2016 Incremental Term Loan, 3.25%, 12/14/23		350	354,375
Initial Term C Loan, 5.00%, 8/04/23		90	91,078
Initial Term Loan, 5.00%, 8/04/23		435	440,110

			1,093,753
Electrical Equipment — 0.2%
Cortes NP Acquisition Corp. (Vertiv Co.), Initial Term Loan, 6.00%, 11/30/23		768	777,094

Floating Rate Loan Interests (h)		Par (000)	Value
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Loan, 3.08%, 7/13/20	USD	337	$321,376
Health Care Equipment & Supplies — 0.2%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		318	317,395
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		127	121,606
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/17/18		396	382,541

			821,542
Health Care Providers & Services — 0.1%
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23		152	154,496
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 4.75%, 11/03/20		74	74,064
Vizient, Inc., Term B-2 Loan, 5.00%, 2/13/23		92	93,286

			321,846
Hotels, Restaurants & Leisure — 0.9%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		414	415,365
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		20	19,450
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 0.00% - 1.50%, 3/01/17		532	621,984
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		2,125	2,142,537
Four Seasons Holdings, Inc., Additional Term Loan, 3.75%, 11/30/23		44	44,471

			3,243,807
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., Term Loan, 2.75%, 1/15/24		204	205,225
Insurance — 0.1%
Alliant Holdings Intermediate LLC, 2016 Term Loan, 5.25%, 8/12/22		128	129,110
AssuredPartners, Inc., 2016 Refinancing Term Loan, 5.25%, 10/21/22		138	139,472

			268,582
Leisure Products — 0.0%
Leslie’s Poolmart, Inc., Tranche B Term Loan, 5.25%, 8/16/23		42	42,215
Life Sciences Tools & Services — 0.3%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		225	226,077
Inventiv Group Holdings, Inc., Initial Term Loan, 4.75%, 11/09/23		347	349,849
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		308	310,656

			886,582
Machinery — 0.2%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		318	300,380
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		272	272,012

			572,392

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Floating Rate Loan Interests (h)		Par (000)	Value
Media — 0.3%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 4.25%, 7/23/21	USD	127	$127,424
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 0.00%, 6/30/16 (a)(e)		49	–
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.52%, 1/30/19		851	691,488
Radiate Holdco LLC (AKA RCN Grande), Term Loan, 3.00%, 12/09/23		296	297,808

			1,116,720
Metals & Mining — 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 3.75%, 6/30/19		167	166,916
Oil, Gas & Consumable Fuels — 0.8%
California Resources Corp.:
Loan, 11.38%, 12/31/21		440	487,665
Term Loan, 3.00%, 9/24/19		361	347,927
Chesapeake Energy Corp., Class A Loan, 8.50%, 8/23/21		1,619	1,760,031
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		130	132,161
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		79	76,971

			2,804,755
Personal Products — 0.0%
NBTY, Inc. (NKA Nature’s Bounty Co.), Dollar Term B Loan, 5.00%, 5/05/23		164	165,355
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc.:
Series A-3 Tranche A Term Loan, 4.36%, 10/20/18		69	69,078
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19		52	52,202
Series D-2 Tranche B Term Loan, 5.00%, 2/13/19		25	24,815
Series E-1 Tranche B Term Loan, 5.25%, 8/05/20		218	216,919

			363,014
Semiconductors & Semiconductor Equipment — 0.0%
Microsemi Corp., Closing Date Term B Loan, 3.75%, 1/15/23		33	33,630
Software — 0.8%
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		767	764,731
Information Resources, Inc. (FKA Symphonyiri Group, Inc.), Term Loan, 4.25%, 12/20/23		86	86,537
Kronos, Inc.:
Initial Term Loan (First Lien), 5.00%, 11/01/23		583	589,833
Initial Term Loan (Second Lien), 9.25%, 11/01/24		569	585,717
RP Crown Parent LLC, Initial Term Loan, 4.50%, 10/12/23		179	180,745
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		569	570,725

			2,778,288
Specialty Retail — 0.0%
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		124	69,931

Floating Rate Loan Interests (h)		Par (000)		Value
Technology Hardware, Storage & Peripherals — 0.0%
Oberthur Technologies Holding SAS (FKA OT Frenchco 1 SAS):
Facility B1 (USD), 3.75%, 12/15/23	USD	58		$58,094
Facility B2 (USD), 3.75%, 12/15/23		93		94,152

				152,246
Total Floating Rate Loan Interests — 6.6%				22,657,483

Foreign Agency Obligations
Canada — 0.2%
NOVA Chemicals Corp.:
5.25%, 8/01/23 (c)		320		323,200
5.00%, 5/01/25 (c)		143		140,096

				463,296
Mexico — 0.0%
Petroleos Mexicanos, 5.38%, 3/13/22 (c)		44		45,055
Total Foreign Agency Obligations — 0.2%				508,351

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (c)(h)		442		442,660

Other Interests (i)		Beneficial Interest (000)
Household Durables — 0.1%
Stanley-Martin, Class B Membership Units (a)		—	(j)	451,771

Preferred Securities
Capital Trusts (h)		Par (000)
Banks — 1.0%
Bank of America Corp.:
Series AA, 6.10% (k)		280		281,540
Series X, 6.25% (k)		558		558,000
Series Z, 6.50% (k)		201		210,045
Citigroup, Inc.:
5.95% (k)		302		306,153
Series N, 5.80% (k)		330		332,887
Series O, 5.88% (k)		315		318,150
Series R, 6.13% (k)		175		181,125
JPMorgan Chase & Co.:
Series Q, 5.15% (k)		190		181,716
Series V, 5.00% (k)		640		638,400
Series X, 6.10% (k)		170		172,019
Wells Fargo & Co., Series U, 5.88% (k)		210		220,479

				3,400,514
Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series L, 5.70% (k)		143		146,546
Morgan Stanley, Series H, 5.45% (k)		162		160,380

				306,926

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Capital Trusts (h)		Par (000)	Value
Oil, Gas & Consumable Fuels — 0.0%
DCP Midstream LLC, 5.85%, 5/21/43 (c)	USD	45	$38,250
Total Capital Trusts — 1.1%			3,745,690

Preferred Stocks		Shares
Hotels, Restaurants & Leisure — 0.4%
Amaya, Inc. (a)(f)(k)		1,516	1,209,842
Total Preferred Stocks — 0.4%			1,209,842

Trust Preferreds
Consumer Finance — 0.2%
GMAC Capital Trust I, Series 2, 6.69%, 2/15/40 (h)		32,966	837,336
Total Preferred Securities — 1.7%			5,792,868
Total Long-Term Investments (Cost — $322,799,674) — 95.8%			328,688,361

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (l)(m)	13,620,548	$ 13,620,548
Total Short-Term Securities (Cost — $ 13,620,548) — 4.0%		13,620,548
Total Investments — 99.8% (Cost — $ 336,420,222)		342,308,909
Other Assets Less Liabilities — 0.2%		675,557

Net Assets — 100.0%		$342,984,466

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,200 and an original cost of $1,200 which was less than 0.05% of its net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Convertible security.

(g)	Zero-coupon bond.

(h)	Variable rate security. Rate as of period end.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Amount is less than $500.

(k)	Perpetual security with no stated maturity date.

(l)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	13,560,297	(13,560,297)	–	–	$26,380	–
BlackRock Liquidity Funds, T-Fund, Institutional Class	–	13,620,458	13,620,458	$13,620,548	9,913	$118
				$13,620,548	$36,293	$118

(m)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation
(5)	S&P 500 E-Mini Index	March 2017	USD	559,050	$7,974

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,536,367	CAD	2,065,000	JPMorgan Chase Bank N.A.	1/05/17	$(1,754)
USD	82,952	EUR	78,000	Goldman Sachs International	1/05/17	818
Total						$ (936)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	10,806	$264,458

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$7,974	—	—	—	$ 7,974
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 818	—	—	818
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$264,458	—	—	—	—	264,458
Total		—	$264,458	$7,974	$ 818	—	—	$273,250

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,754	—	—	$ 1,754

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:
Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(1,756,497)	—	$(63,360)	—	$(1,819,857)
Forward foreign currency exchange contracts	—	—	—	$199,782	—	—	199,782
Swaps	—	$1,313,675	—	—	—	—	1,313,675

Total	—	$1,313,675	$(1,756,497)	$199,782	$(63,360)	—	$(306,400)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 264,150	—	$(13,130)	—	$251,020
Forward foreign currency exchange contracts	—	—	—	$116,662	—	—	116,662
Swaps	—	$ 253,895	—	—	—	—	253,895

Total	—	$ 253,895	$ 264,150	$116,662	$(13,130)	—	$621,577

See Notes to Financial Statements.
BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - short	$ 7,195,140
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$18,875,121
Average amounts sold - in USD	$ 347,599
Credit default swaps:
Average notional value - buy protection	$ 108,201
Average notional value - sell protection	$11,840,248

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to the Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ 2,225	—
Forward foreign currency exchange contracts	818	$1,754
Swaps - centrally cleared	3,344	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$ 6,387	$1,754
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,569)	—

Total derivative assets and liabilities subject to an MNA	$ 818	$1,754

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Goldman Sachs International	$818	—	—	—	$818

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
JPMorgan Chase Bank N.A	$1,754	—	—	—	$1,754

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$5,748,446	$127,767	$1,200	$5,877,413
Corporate Bonds	—	292,386,648	571,167	292,957,815
Floating Rate Loan Interests	—	21,723,530	933,953	22,657,483
Foreign Agency Obligations	—	508,351	—	508,351
Non-Agency Mortgage-Backed Securities	—	442,660	—	442,660
Other Interests	—	—	451,771	451,771
Preferred Securities	837,336	3,745,690	1,209,842	5,792,868
Short-Term Securities	13,620,548	—	—	13,620,548

Total	$20,206,330	$318,934,646	$3,167,933	$342,308,909

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$264,458	—	$264,458
Equity contracts	$7,974	—	—	7,974
Foreign currency exchange contracts	—	818	—	818
Liabilities:
Foreign currency exchange contracts	—	(1,754)	—	(1,754)

Total	$7,974	$263,522	—	$271,496

[1]	See above Schedule of Investments for values in each industry.

[2]

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Total
Assets:
Opening Balance, as of December 31, 2015	$1,200	$644,667	$308,782	$312,300	$1,030,915	$2,297,864
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—
Accrued discounts/premiums	—	(49)	244	—	—	195
Net realized gain (loss)	(240)	(94,324)	(2,999)	—	(31,804)	(129,367)
Net change in unrealized appreciation (depreciation)[1,2]	240	94,373	45,607	139,471	287,287	566,978
Purchases	—	—	937,065	—	—	937,065
Sales	—	(73,500)	(354,746)	—	(76,556)	(504,802)

Closing Balance, as of December 31, 2016	$1,200	$571,167	$933,953	$451,771	$1,209,842	$3,167,933

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	—	$85	$34,435	$139,471	$256,110	$430,101

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Statement of Assets and Liabilities

December 31, 2016	BlackRock High Yield V.I. Fund

Assets
Investments at value — unaffiliated (cost — $322,799,674)	$328,688,361
Investments at value — affiliated (cost — $13,620,548)	13,620,548
Cash	335,612
Cash pledged:
Futures contracts	38,570
Centrally cleared swaps	571,600
Receivables:
Investments sold	578,608
Capital shares sold	442,581
Dividends — affiliated	4,435
Interest — unaffiliated	4,926,550
From the Manager	67,315
Variation margin on futures contracts	2,225
Variation margin on centrally cleared swaps	3,344
Unrealized appreciation on forward foreign currency exchange contracts	818
Prepaid expenses	1,875

Total assets	349,282,442

Liabilities
Payables:
Investments purchased	4,371,523
Capital shares redeemed	88,033
Distribution fees	37,440
Income dividends	1,443,305
Investment advisory fees	142,571
Officer’s and Directors’ fees	3,030
Other accrued expenses	208,652
Other affiliates	1,668
Unrealized depreciation on forward foreign currency exchange contracts	1,754

Total liabilities	6,297,976

Net Assets	$342,984,466

Net Assets Consist of
Paid-in capital	$361,040,937
Distributions in excess of net investment income	(695,400)
Accumulated net realized loss	(23,518,948)
Net unrealized appreciation (depreciation)	6,157,877

Net Assets	$342,984,466

Net Asset Value
Class I — Based on net assets of $152,835,214 and 21,099,062 shares outstanding, 200 million shares authorized, $0.10 par value	$7.24

Class III — Based on net assets of $190,149,252 and 26,270,983 shares outstanding, 100 million shares authorized, $0.10 par value	$7.24

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock High Yield V.I. Fund

Investment Income
Dividends — affiliated	$36,293
Dividends — unaffiliated	101,307
Interest — unaffiliated	16,698,691

Total income	16,836,291

Expenses
Investment advisory	1,452,773
Transfer agent	5,041
Transfer agent — class specific	420,871
Distribution — class specific	370,068
Professional	78,905
Accounting services	64,186
Custodian	56,287
Printing	45,052
Officer and Directors	22,068
Registration	5,280
Miscellaneous	32,409

Total expenses	2,552,940
Less:
Fees waived by the Manager	(7,090)
Transfer agent fees reimbursed — class specific	(268,374)

Total expenses after fees waived and reimbursed	2,277,476

Net investment income	14,558,815

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	118
Futures contracts	(1,819,857)
Forward foreign currency exchange contracts	199,782
Foreign currency transactions	(103,899)
Investments	(4,186,136)
Swaps	1,313,675

(4,596,317)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	251,020
Forward foreign currency exchange contracts	116,662
Foreign currency translations	4,087
Investments	23,780,273
Swaps	253,895

24,405,937

Net realized and unrealized gain	19,809,620

Net Increase in Net Assets Resulting from Operations	$34,368,435

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Statements of Changes in Net Assets	BlackRock High Yield V.I. Fund

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$14,558,815	$10,530,772
Net realized loss	(4,596,317)	(4,607,177)
Net change in unrealized appreciation (depreciation)	24,405,937	(15,022,452)

Net increase (decrease) in net assets resulting from operations	34,368,435	(9,098,857)

Distributions to Shareholders[1]
From net investment income:
Class I	(7,326,634)	(7,614,399)
Class III	(7,724,511)	(4,886,376)

Decrease in net assets resulting from distributions to shareholders	(15,051,145)	(12,500,775)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	100,786,505	53,227,604

Net Assets
Total increase in net assets	120,103,795	31,627,972
Beginning of year	222,880,671	191,252,699

End of year	$342,984,466	$222,880,671

Undistributed (distributions in excess of) net investment income, end of year	$(695,400)	$708,670

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock High Yield V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$6.77	$7.44	$7.67	$7.44	$6.87

Net investment income[1]	0.37	0.36	0.40	0.43	0.48
Net realized and unrealized gain (loss)	0.48	(0.61)	(0.18)	0.24	0.56

Net increase (decrease) from investment operations	0.85	(0.25)	0.22	0.67	1.04

Distributions from net investment income[2]	(0.38)	(0.42)	(0.45)	(0.44)	(0.47)

Net asset value, end of year	$7.24	$6.77	$7.44	$7.67	$7.44

Total Return[3]
Based on net asset value	12.92%	(3.60)%	2.89%	9.33%	15.65%

Ratios to Average Net Assets
Total expenses[4]	0.80%	0.84%	0.87%	0.85%	0.86%

Total expenses after fees waived and/or reimbursed[4]	0.68%	0.70%	0.73%	0.73%	0.77%

Net investment income[4]	5.29%	4.86%	5.23%	5.65%	6.65%

Supplemental Data
Net assets, end of year (000)	$152,835	$127,742	$139,729	$150,691	$142,392

Portfolio turnover rate	89%	73%	87%	101%	88%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	—	—	—

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	23

Financial Highlights (concluded)	BlackRock High Yield V.I. Fund

	Class III
					Period February 15, 2012[1] to December 31,

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$6.76	$7.43	$7.67	$7.44	$7.12

Net investment income[2]	0.36	0.34	0.38	0.40	0.38
Net realized and unrealized gain (loss)	0.48	(0.61)	(0.18)	0.25	0.34

Net increase (decrease) from investment operations	0.84	(0.27)	0.20	0.65	0.72

Distributions from net investment income[3]	(0.36)	(0.40)	(0.44)	(0.42)	(0.40)

Net asset value, end of period	$7.24	$6.76	$7.43	$7.67	$7.44

Total Return[4]
Based on net asset value	12.82%	(3.85)%	2.51%	9.07%	10.39%[5]

Ratios to Average Net Assets
Total expenses[6]	1.00%	1.06%	1.07%	1.07%	1.29%[7]

Total expenses after fees waived and/or reimbursed[6]	0.92%	0.94%	0.98%	0.96%	1.19%[7]

Net investment income[6]	5.05%	4.63%	4.86%	5.23%	6.74%[7]

Supplemental Data
Net assets, end of period (000)	$190,149	$95,139	$51,524	$18,567	$14,824

Portfolio turnover rate	89%	73%	87%	101%	88%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

					Period February 15, 2012[1] to December 31,

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	—	—	—

[7]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and recommenced on February 15, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	25

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of but not limited to the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	29

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	31

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
Up to $250 Million	0.55%
Over $250 Million up to $500 Million	0.50%
Over $500 Million up to $750 Million	0.45%
Over $750 Million	0.40%

For the year ended December 31, 2016, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $570,274,841.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $370,068.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$228,355	$192,516	$420,871

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $7,090.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer agent fees reimbursed	$148,878	$119,496	$268,374

For the year ended December 31, 2016, the Fund reimbursed the Manager $3,097 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$1,175,887	$238,697	$7,028

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were $343,035,843 and $238,834,294, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, foreign currency transactions, the accounting for swap agreements, the classification of investments and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(9,129,091)
Distributions in excess of net investment income	$(911,740)
Accumulated net realized loss	$10,040,831

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$15,051,145	$12,500,775

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(22,046,529)
Net unrealized gains[1]	4,610,317
Qualified late-year losses[2]	(620,259)

Total	$(18,056,471)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the classification of investments and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	33

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

As of December 31, 2016, the Fund had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[1]	$10,835,468
2017	11,211,061

Total	$22,046,529

[1]	Must be utilized prior to losses subject to expiration.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$337,459,098

Gross unrealized appreciation	$ 9,037,925
Gross unrealized depreciation	(4,188,114)

Net unrealized appreciation	$ 4,849,811

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,252,978	$30,397,964	2,469,573	$17,493,607
Shares issued in reinvestment of distributions	1,033,368	7,206,037	1,058,601	7,723,213
Shares redeemed	(3,064,338)	(21,335,572)	(3,441,699)	(25,310,952)

Net increase (decrease)	2,222,008	$16,268,429	86,475	$(94,132)

Class III
Shares sold	38,213,690	$266,471,599	23,405,785	$171,738,346
Shares issued in reinvestment of distributions	1,051,175	7,357,157	647,949	4,701,923
Shares redeemed	(27,060,956)	(189,310,680)	(16,920,447)	(123,118,533)

Net increase	12,203,909	$84,518,076	7,133,287	$53,321,736

Total Net Increase	14,425,917	$100,786,505	7,219,762	$53,227,604

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	35

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock High Yield V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock International V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund underperformed its benchmark, the MSCI All Country World (ACWI) ex-USA Index.

What factors influenced performance?

•

From a sector perspective, negative stock selection in financials, consumer discretionary, and healthcare detracted from performance. The most significant individual detractors included Lloyds Banking Group PLC, which suffered in the wake of the surprise result of the U.K. referendum on leaving the European Union. A position in Japanese automaker Mazda Motor Corp. also lagged notably as the company’s results were negatively impacted by a strong yen. Online travel specialist TripAdvisor, Inc. was also a significant detractor. From a geographical perspective, stock selection in North America negatively impacted performance.

•

Positive stock selection in industrials, telecommunication services (“telecom”), and information technology (“IT”) contributed the most to performance. The top individual contributors included Recruit Holdings Co., Ltd., a Japanese staffing company which saw its shares perform well following strong full year earnings released in May. A position in Telefonica Brasil S.A. also outperformed on signs of stronger economic conditions in the Brazilian economy. Shares of Japanese sensor and control products specialist Omron Corp. also provided a positive contribution to performance throughout the year. The Fund generally benefited from stock selection in Asia.

•	The Fund utilized derivatives in order to manage foreign currency exposure during the period. The Fund’s use of derivatives had a positive impact on performance.

Describe recent portfolio activity.

•

The Fund added to sector exposure in financials, IT and consumer staples, while reducing its exposure to health care, consumer discretionary and telecom. The Fund also reduced its geographical exposure to North America, the United Kingdom and emerging markets, while increasing exposure to Japan and the rest of Asia, as well as Europe excluding the United Kingdom.

Describe portfolio positioning at period end.

•

The Fund’s largest sector overweights were in financials, IT and consumer discretionary. The largest underweight exposures were in materials, energy and consumer staples. On a regional basis, the largest overweight exposures were in the United States, Japan and the United Kingdom, while the largest underweight allocations were in emerging markets, Canada and Asia excluding Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Net Assets
Japan	21%
Netherlands	15
United Kingdom	15
China	8
United States	8
Italy	5
Switzerland	5
Spain	4
Belgium	2
Indonesia	2
Denmark	2
India	2
Germany	2
Israel	2
Brazil	2
Other[1]	—
Short-Term Securities	5

[1]	Includes holdings within South Korea that are less than 1% of net assets. Please refer to the Schedule of Investments for holdings.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

[3]	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	6.30%	0.39%	5.51%	(0.09)%
MSCI ACWI ex-USA Index	5.57	4.50	5.00	0.96

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,063.00	$5.44	$1,000.00	$1,019.86	$5.33	1.05%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 2.4%
KBC Group NV	37,280	$2,303,457
Brazil — 1.6%
Itau Unibanco Holding SA, Class S Preference Shares	145,936	1,517,785
China — 7.9%
AIA Group Ltd.	627,800	3,516,836
Bank of China Ltd., H Shares	9,401,000	4,145,147

		7,661,983
Denmark — 1.9%
Nets A/S (a)	104,305	1,825,430
Germany — 1.9%
K+S AG, Registered Shares (b)	75,777	1,805,094
India — 1.9%
Axis Bank Ltd.	273,558	1,805,188
Indonesia — 1.9%
Bank Mandiri Perseo Tbk PT	2,188,300	1,872,931
Israel — 1.8%
Teva Pharmaceutical Industries Ltd. — ADR	47,462	1,720,497
Italy — 5.2%
Intesa Sanpaolo SpA	1,097,232	2,779,455
Telecom Italia SpA (a)	2,503,783	2,210,697

		4,990,152
Japan — 21.1%
Bridgestone Corp.	88,900	3,198,692
Olympus Corp.	110,800	3,817,587
Omron Corp.	107,500	4,108,108
Recruit Holdings Co. Ltd.	80,000	3,206,111
THK Co. Ltd.	119,100	2,630,151
Trend Micro, Inc. (a)	95,100	3,375,455

		20,336,104
Netherlands — 15.3%
ASML Holding NV	19,256	2,158,036
Heineken NV	54,160	4,058,652
ING Groep NV	166,448	2,343,389
Koninklijke Philips NV	131,696	4,026,213
Royal Dutch Shell PLC, A Shares	77,914	2,125,157

		14,711,447
South Korea — 0.3%
Samsung Biologics Co. Ltd. (a)	2,260	282,547
Spain — 4.4%
Banco Bilbao Vizcaya Argentaria SA	629,507	4,242,216
Switzerland — 4.7%
Cie Financiere Richemont SA, Registered Shares	68,123	4,502,287

Common Stocks	Shares	Value
United Kingdom — 15.0%
AstraZeneca PLC	41,850	$2,285,348
BT Group PLC	1,119,318	5,052,968
Kingfisher PLC	992,236	4,274,963
Lloyds Banking Group PLC	3,624,361	2,783,081

		14,396,360
United States — 7.9%
Alexion Pharmaceuticals, Inc. (a)	16,383	2,004,460
Estee Lauder Cos., Inc., Class A	24,583	1,880,354
Mastercard, Inc., Class A	18,036	1,862,217
TripAdvisor, Inc. (a)	39,630	1,837,643

		7,584,674
Total Long-Term Investments (Cost — $92,447,182) — 95.2%		91,558,152

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)	4,486,922	4,486,922
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)(e)	167,612	167,629
Total Short-Term Securities (Cost — $4,654,552) — 4.8%		4,654,551
Total Investments (Cost — $97,101,734) — 100.0%		96,212,703
Liabilities in Excess of Other Assets — 0.0%		(11,997)

Net Assets — 100.0%		$96,200,706

Portfolio Abbreviations
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	869,748	(869,748)	—	—	$ 4,308		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	4,486,922	4,486,922	$4,486,922	2,746		$ 21
SL Liquidity Series, LLC, Money Market Series	3,559,780	(3,392,168)	167,612	167,629	8,945	[1]	(162)
				$4,654,551	$15,999		$(141)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Forward foreign currency exchange contracts	—	—	—	$154,766	—	—	$154,766

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$ (13,835)	—	—	$ (13,835)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,868,731[1]
Average amounts sold — in USD	$1,618,389

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock International V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$2,303,457	—	$2,303,457
Brazil	$1,517,785	—	—	1,517,785
China	—	7,661,983	—	7,661,983
Denmark	1,825,430	—	—	1,825,430
Germany	—	1,805,094	—	1,805,094
India	—	1,805,188	—	1,805,188
Indonesia	—	1,872,931	—	1,872,931
Israel	1,720,497	—	—	1,720,497
Italy	—	4,990,152	—	4,990,152
Japan	—	20,336,104	—	20,336,104
Netherlands	—	14,711,447	—	14,711,447
South Korea	—	282,547	—	282,547
Spain	—	4,242,216	—	4,242,216
Switzerland	—	4,502,287	—	4,502,287
United Kingdom	—	14,396,360	—	14,396,360
United States	7,584,674	—	—	7,584,674
Short-Term Securities	4,486,922	—	—	4,486,922

Subtotal	$17,135,308	$78,909,766	—	$96,045,074

Investments Valued at NAV[1]				167,629

Total Investments				$96,212,703

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Assets and Liabilities

December 31, 2016	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $160,221) (cost — $92,447,182)	$91,558,152
Investments at value — affiliated (cost — $4,654,552)	4,654,551
Foreign currency at value (cost — $29,061)	29,320
Receivables:
Securities lending income — affiliated	198
Capital shares sold	53,968
Dividends — affiliated	899
Dividends — unaffiliated	279,270
From the Manager	19,314
Prepaid expenses	576

Total assets	96,596,248

Liabilities
Cash collateral on securities loaned at value	167,791
Payables:
Capital shares redeemed	1,187
Deferred foreign capital gain tax	69,848
Investment advisory fees	52,160
Officer’s and Directors’ fees	2,597
Other accrued expenses	32,947
Other affiliates	561
Professional fees	17,797
Transfer agent fees	50,654

Total liabilities	395,542

Net Assets	$96,200,706

Net Assets Consist of
Paid-in capital	$127,290,540
Distributions in excess of net investment income	(4,310)
Accumulated net realized loss	(30,194,614)
Net unrealized appreciation (depreciation)	(890,910)

Net Assets	$96,200,706

Net Asset Value
Class I — Based on net assets of $96,200,706 and 10,041,147 shares outstanding, 100 million shares authorized, $0.10 par value	$9.58

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$2,816,292
Dividends — affiliated	7,054
Securities lending — affiliated — net	8,945
Foreign taxes withheld	(254,388)

Total income	2,577,903

Expenses
Investment advisory	741,130
Transfer agent	180,723
Professional	82,698
Accounting services	31,480
Custodian	30,799
Printing	29,685
Officer and Directors	19,481
Miscellaneous	21,282

Total expenses	1,137,278
Less fees waived by the Manager	(10,089)
Less transfer agent fees reimbursed	(102,765)

Total expenses after fees waived and reimbursed	1,024,424

Net investment income	1,553,479

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	21
Investments — unaffiliated[1]	(3,282,616)
Investments — affiliated	(162)
Forward foreign currency exchange contracts	154,766
Foreign currency transactions	(108,177)

(3,236,168)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,737,743
Investments — affiliated	(1)
Forward foreign currency exchange contracts	(13,835)
Foreign currency translations	14,765

1,738,672

Net realized and unrealized loss	(1,497,496)

Net Increase in Net Assets Resulting from Operations	$55,983

[1]	Net of $4,046 realized tax deferral.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statements of Changes in Net Assets	BlackRock International V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$1,553,479	$1,610,161
Net realized loss	(3,236,168)	(698,346)
Net change in unrealized appreciation (depreciation)	1,738,672	(3,801,604)

Net increase (decrease) in net assets resulting from operations	55,983	(2,889,789)

Distributions to Shareholders[1]
From net investment income	(1,638,966)	(1,257,545)
From return of capital	(9,671)	—

Decrease in net assets resulting from distributions to shareholders	(1,648,637)	(1,257,545)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(10,148,958)	(13,053,953)

Net Assets
Total decrease in net assets	(11,741,612)	(17,201,287)
Beginning of year	107,942,318	125,143,605

End of year	$96,200,706	$107,942,318

Undistributed (distributions in excess of) net investment income, end of year	$(4,310)	$38,634

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.71	$10.10	$10.87	$9.04	$8.00

Net investment income[1]	0.15	0.14	0.13	0.19	0.16
Net realized and unrealized gain (loss)	(0.11)	(0.42)	(0.69)	1.86	1.04

Net increase (decrease) from investment operations	0.04	(0.28)	(0.56)	2.05	1.20

Distributions:[2]
From net investment income	(0.17)	(0.11)	(0.21)	(0.22)	(0.16)
From return of capital	(0.00)[3]	—	—	—	—

Total distributions	(0.17)	(0.11)	(0.21)	(0.22)	(0.16)

Net asset value, end of year	$9.58	$9.71	$10.10	$10.87	$9.04

Total Return[4]
Based on net asset value	0.39%	(2.76)%	(5.19)%	22.75%	15.08%

Ratios to Average Net Assets
Total expenses	1.15%	1.09%	1.11%	1.08%	1.05%

Total expenses after fees waived and reimbursed	1.04%	0.98%	0.99%	0.97%	0.96%

Net investment income	1.57%	1.35%	1.21%	1.92%	1.84%

Supplemental Data
Net assets, end of year (000)	$96,201	$107,942	$125,144	$150,314	$133,308

Portfolio turnover rate	82%	112%	129%	121%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Notes to Financial Statements	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$160,221	$(160,221)	—

[1]

Cash collateral with a value of $167,791 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the year ended December 31, 2016, the Fund had no distribution fees.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 1.25% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $8,637.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $1,452.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses at 0.08% of average daily net assets.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

For the year ended December 31, 2016, the Fund reimbursed the Manager $1,107 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $1,929 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If a Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
—	$3,689,685	$(802,485)

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $79,561,853 and $93,285,420, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the characterization of expenses were reclassified to the following accounts:

Distributions in excess of net investment income	$42,543
Accumulated net realized loss	$(42,543)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$1,638,966	$1,257,545
Return of capital	9,671	—
Total	$1,648,637	$1,257,545

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(30,046,884)
Net unrealized losses[1]	(1,037,807)
Qualified late-year losses[2]	(5,143)

Total	$(31,089,834)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2016, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[1]	$4,913,390
2017	25,133,494

Total	$30,046,884

[1]	Must be utilized prior to losses subject to expiration.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$97,248,631

Gross unrealized appreciation	$6,293,669
Gross unrealized depreciation	(7,329,597)

Net unrealized depreciation	$(1,035,928)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

As of period end, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	26%
Diversified Telecommunication Services	8%
Textiles, Apparel & Luxury Goods	5%
Specialty Retail	5%
Electronic Equipment, Instruments & Components	5%
Other[1]	51%

[1]	All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	153,174	$1,431,855	428,873	$4,374,274
Shares issued in reinvestment of distributions	173,208	1,648,637	127,785	1,257,545
Shares redeemed	(1,405,110)	(13,229,450)	(1,822,740)	(18,685,772)
Net decrease	(1,078,728)	$(10,148,958)	(1,266,082)	$(13,053,953)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock International V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek to achieve long-term growth of capital and risk adjusted returns.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund outperformed its blended benchmark, the 60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The largest contributor to Fund performance was exposure to the iShares J.P. Morgan USD Emerging Markets Bond ETF. This was followed by exposure to potentially less risky global stocks through the iShares Edge MSCI Minimum Volatility Global ETF and exposure to commodities via the iShares Commodities Select Strategy ETF.

•

The largest detractor to Fund performance was exposure to the iShares U.S. Real Estate ETF. This was followed by exposure to stocks potentially exhibiting relatively higher price momentum through the iShares Edge MSCI USA Momentum Factor ETF and exposure to preferred stocks via the iShares U.S. Preferred Stock ETF.

Describe recent portfolio activity.

•

The Fund reduced exposure to the iShares Commodities Select Strategy ETF, iShares Edge MSCI Minimum Volatility Global ETF, and the iShares J.P. Morgan USD Emerging Markets Bond ETF. In addition, the Fund sold the iShares International Developed Real Estate ETF. The Fund added to the iShares U.S. Preferred Stock ETF, iShares U.S. Real Estate ETF, and the iShares Edge MSCI USA Momentum Factor ETF.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with less sensitivity to equities and more sensitivity to U.S. interest rates than the benchmark. The Fund’s top holdings included preferred stock, minimum volatility global equities and U.S. dollar-denominated emerging market debt. In addition, the Fund maintained exposure to U.S. real estate, momentum equities, broad commodities and precious metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	49%
Equity Funds	40
Commodity Funds	10
Short-Term Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock iShares® Alternative Strategies V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	(3.74)%	6.59%	3.28%
Class III[7]	(3.81)	6.33	3.04
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index	2.86	5.92	2.76
MSCI All Country World Index	6.55	7.86	2.75
Bloomberg Barclays U.S. Aggregate Bond Index	(2.53)	2.65	2.39

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$962.60	$3.21	$1,000.00	$1,021.87	$3.30	0.65%
Class III	$1,000.00	$961.90	$4.44	$1,000.00	$1,020.61	$4.57	0.90%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock iShares® Alternative Strategies V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments	BlackRock iShares® Alternative Strategies V.I. Fund
December 31, 2016	(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 10.4%
iShares Commodities Select Strategy ETF	20,963	$718,822
iShares Gold Trust (b)(c)	86,001	952,891
iShares Silver Trust (b)(c)	37,235	562,621

		2,234,334
Equity Funds — 39.8%
iShares Edge MSCI Minimum Volatility Global ETF	77,765	5,646,517
iShares Edge MSCI USA Momentum Factor ETF	9,528	722,794
iShares U.S. Real Estate ETF	28,544	2,196,175

		8,565,486
Fixed Income Funds — 49.7%
iShares J.P. Morgan USD Emerging Markets Bond ETF (d)	39,361	4,338,369

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds (concluded)
iShares U.S. Preferred Stock ETF	170,216	$6,333,737

		10,672,106
Short-Term Securities — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (e)	139,845	139,845
SL Liquidity Series, LLC, Money Market Series, 0.95% (e)(f)	99,233	99,243

		239,088
Total Affiliated Investment Companies (Cost — $21,825,957) — 101.0%		21,711,014
Liabilities in Excess of Other Assets — (1.0)%		(225,519)

Net Assets — 100.0%		$21,485,495

Notes to Consolidated Schedule of Investments

(a)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	150,886	—		(150,886)[1]	—	—	$379		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	139,845	[2]	—	139,845	$139,845	167		—
SL Liquidity Series, LLC, Money Market Series	—	99,233	[2]	—	99,233	99,243	29,411	[3]	$147
iShares Commodities Select Strategy ETF	20,386	14,094		(13,517)	20,963	718,822	3,888		(63,644)
iShares Edge MSCI Minimum Volatility Global ETF	47,124	52,445		(21,804)	77,765	5,646,517	133,133		(50,037)
iShares Edge MSCI USA Momentum Factor ETF	—	10,278		(750)	9,528	722,794	3,715		(591)
iShares Gold Trust	52,477	41,387		(7,863)	86,001	952,891	—		(6,860)
iShares International Developed Real Estate ETF	42,690	23,917		(66,607)	—	—	27,632		(72,186)
iShares J.P. Morgan USD Emerging Markets Bond ETF	32,705	32,376		(25,720)	39,361	4,338,369	231,391		(33,647)
iShares Silver Trust	16,629	26,740		(6,134)	37,235	562,621	—		(4,253)
iShares U.S. Preferred Stock ETF	61,210	127,134		(18,128)	170,216	6,333,737	214,519		(22,141)
iShares U.S. Real Estate ETF	3,328	28,618		(3,402)	28,544	2,196,175	55,230		(19,170)
Total						$21,711,014	$699,465		$(272,382)

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Non-income producing security.

(c)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(d)	Security, or a portion of security, is on loan.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

Portfolio Abbreviation

ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$21,611,771	$—	—	$ 21,611,771

Investments Valued at NAV[1]				99,243

Total Investments				$ 21,711,014

[1] As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Statement of Assets and Liabilities

December 31, 2016	BlackRock iShares® Alternative Strategies V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $97,214) (cost — $21,825,957)	$21,711,014
Cash	8,605
Receivables:
Securities lending income — affiliated	3,279
Capital shares sold	35,888
Dividends — affiliated	451
From the Manager	9,868
Prepaid expenses	653

Total assets	21,769,758

Liabilities
Cash collateral on securities loaned at value	99,666
Payables:
Investments purchased	96,148
Capital shares redeemed	594
Distribution fees	1,506
Officer’s and Directors’ fees	442
Other accrued expenses	12,551
Other affiliates	110
Printing fees	25,816
Professional fees	47,430

Total liabilities	284,263

Net Assets	$21,485,495

Net Assets Consist of
Paid-in capital	$22,077,486
Undistributed net investment income	4,777
Accumulated net realized loss	(481,825)
Net unrealized appreciation (depreciation)	(114,943)

Net Assets	$21,485,495

Net Asset Value
Class I — Based on net assets of $13,800,038 and 1,359,095 shares outstanding, 100 million shares authorized, $0.10 par value	$10.15

Class III — Based on net assets of $7,685,457 and 759,515 shares outstanding, 100 million shares authorized, $0.10 par value	$10.12

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Consolidated Statement of Operations

Year Ended December 31, 2016	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Income
Dividends — affiliated	$670,054
Securities lending — affiliated — net	29,411

Total income	699,465

Expenses
Professional	49,794
Investment advisory	43,288
Printing	34,491
Transfer agent	5,000
Transfer agent — class specific	28,691
Distribution — class specific	12,160
Accounting services	9,053
Officer and Directors	5,817
Custodian	3,754
Registration	645
Miscellaneous	7,205

Total expenses	199,898
Less fees waived by the Manager	(33,882)
Less transfer agent fees reimbursed — class specific	(28,665)
Less expenses reimbursed by the Manager	(12,566)

Total expenses after fees waived and reimbursed	124,785

Net investment income	574,680

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(272,382)
Net change in unrealized appreciation (depreciation) on investments — affiliated	342,360

Net realized and unrealized gain	69,978

Net Increase in Net Assets Resulting from Operations	$644,658

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Statements of Changes in Net Assets	BlackRock iShares® Alternative Strategies V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$574,680	$340,498
Net realized loss	(272,382)	(223,189)
Net change in unrealized appreciation (depreciation)	342,360	(427,276)

Net increase (decrease) in net assets resulting from operations	644,658	(309,967)

Distributions to Shareholders[1]
From net investment income:
Class I	(374,610)	(283,383)
Class III	(197,011)	(60,376)
From return of capital:
Class I	(1,529)	(10,016)
Class III	(853)	(2,226)

Decrease in net assets resulting from distributions to shareholders	(574,003)	(356,001)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	9,547,597	7,083,164

Net Assets
Total increase in net assets	9,618,252	6,417,196
Beginning of year	11,867,243	5,450,047

End of year	$21,485,495	$11,867,243

Undistributed net investment income, end of year	$4,777	$1,718

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Consolidated Financial Highlights	BlackRock iShares® Alternative Strategies V.I. Fund

	Class I			Class III
	Year Ended December 31,		Period April 30, 2014[1] to December 31, 2014	Year Ended December 31,		Period April 30, 2014[1] to December 31, 2014
	2016	2015		2016	2015

Per Share Operating Performance
Net asset value, beginning of period	$9.79	$10.20	$10.00	$9.77	$10.20	$10.00

Net investment income[2]	0.35	0.37	0.31	0.36	0.39	0.36
Net realized and unrealized gain (loss)	0.30	(0.47)	0.03	0.26	(0.52)	(0.03)

Net increase (decrease) from investment operations	0.65	(0.10)	0.34	0.62	(0.13)	0.33

Distributions:[3]
From net investment income	(0.29)	(0.30)	(0.13)	(0.27)	(0.29)	(0.12)
From net realized capital gains	—	—	(0.01)	—	—	(0.01)
From return of capital	(0.00)[4]	(0.01)	(0.00)[4]	(0.00)[4]	(0.01)	(0.00)[4]

Total distributions	(0.29)	(0.31)	(0.14)	(0.27)	(0.30)	(0.13)

Net asset value, end of period	$10.15	$9.79	$10.20	$10.12	$9.77	$10.20

Total Return[5]
Based on net asset value	6.59%	(1.02)%	3.32%[6]	6.33%	(1.24)%	3.26%[6]

Ratios to Average Net Assets[7]
Total expenses	1.10%	2.15%	8.81%[8,9]	1.29%	2.26%	8.54%[8,9]

Total expenses after fees waived and reimbursed	0.65%	0.71%	0.75%[8]	0.90%	0.94%	1.00%[8]

Net investment income	3.30%	3.59%	4.36%[8]	3.38%	3.81%	5.05%[8]

Supplemental Data
Net assets, end of period (000)	$13,800	$9,707	$5,116	$7,685	$2,160	$334

Portfolio turnover rate	47%	37%	34%	47%	37%	34%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.34%	0.37%	0.41%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03%, respectively.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements	BlackRock iShares® Alternative Strategies V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund, include the accounts of iShares® Alternative Strategies V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of December 31, 2016 were $1,529,392, which is 7.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the iShares® Alternative Strategies V.I. Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (”NAV“) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statements of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds traded on a recognized securities exchange are valued at the official closing price each day, if available. For exchange-traded funds traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Exchange-traded funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$97,214	$(97,214)	—

[1]

Cash collateral with a value of $99,666 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion - $3 Billion	0.240%
$3 Billion - $5 Billion	0.225%
$5 Billion - $10 Billion	0.220%
Greater than $10 Billion	0.210%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $12,160.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$22,359	$6,332	$28,691

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.65%
Class III	0.90%

The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$22,342	$6,323	$28,665

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2016, the Manager waived and reimbursed $33,772 and $12,566, respectively.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in expenses reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2016, the amount waived was $110.

For the year ended December 31, 2016, the Fund reimbursed the Manager $194 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On December 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018
Fund Level	$116,781	$46,338
Class I	$17,186	$22,342
Class III	$1,013	$6,323

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2016:

Fund Level	$89,728
Class I	$1,140
Class III	$24

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $6,078 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $17,597,680 and $8,073,637, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Subsidiaries.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and each of the two years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax year, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effects on net assets or net asset values per share. As of period end, the following permanent differences attributable to characterization of income/losses from a wholly-owned subsidiary, was reclassified to the following accounts:

Paid-in capital	$(11,112)
Accumulated net realized loss	$11,112

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$571,621	$343,759
Tax return of capital	2,382	12,242

Total	$574,003	$356,001

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(202,204)
Net unrealized losses[1]	(389,787)

Total	$(591,991)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $202,204.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$22,100,801

Gross unrealized appreciation	$257,478
Gross unrealized depreciation	(647,265)

Net unrealized depreciation	$(389,787)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	601,734	$6,360,317	788,065	$8,190,739
Shares issued in reinvestment of distributions	37,058	376,139	29,757	293,399
Shares redeemed	(270,838)	(2,840,041)	(328,008)	(3,333,637)

Net increase	367,954	$3,896,415	489,814	$5,150,501

Class III
Shares sold	773,886	$8,159,220	209,618	$2,155,730
Shares issued in reinvestment of distributions	19,552	197,864	6,362	62,602
Shares redeemed	(255,008)	(2,705,902)	(27,667)	(285,669)

Net increase	538,430	5,651,182	188,313	$1,932,663

Total Net Increase	906,384	$9,547,597	678,127	$7,083,164

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock iShares Alternative Strategies V.I. Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock iShares Alternative Strategies V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock iShares Alternative Strategies V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period the ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Philadelphia, Pennsylvania February 17, 2017

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc.
▶ BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund outperformed its blended benchmark (60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

•	The largest contributor to Fund performance was exposure to the iShares Russell 1000 ETF. This was followed by exposure to the iShares Core S&P 500 ETF and the iShares Core S&P Small-Cap ETF.

•	The largest detractor to Fund performance was exposure to the iShares MSCI EAFE ETF. This was followed by exposure to the iShares U.S. Preferred Stock ETF and the iShares MSCI EAFE Small-Cap ETF.

Describe recent portfolio activity.

•

The Fund reduced exposure to interest rates, while maintaining overweight exposure to credit relative to government bonds. In addition, the Fund reduced exposure to both international developed and emerging market equities in favor of increased exposure to U.S. equities.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned neutral to the benchmark with respect to equity sensitivity, with modestly higher interest rate sensitivity and exposure to alternative asset classes, including real estate and commodities. The Fund was overweight U.S. equity and fixed income relative to both international developed and emerging markets, and overweight credit relative to government bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	42%
Fixed Income Funds	35
Short-Term Securities	22
Commodity Funds	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock iShares® Dynamic Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	2.06%	6.49%	1.36%
Class III[7]	1.95	6.16	1.11
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index	2.86	5.92	2.76
MSCI All Country World Index	6.55	7.86	2.75
Bloomberg Barclays U.S. Aggregate Bond Index	(2.53)	2.65	2.39

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$1,020.60	$2.69	$1,000.00	$1,022.47	$2.69	0.53%
Class III	$1,000.00	$1,019.50	$3.96	$1,000.00	$1,021.22	$3.96	0.78%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[11]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments	BlackRock iShares® Dynamic Allocation V.I. Fund
December 31, 2016	(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 1.8%
iShares Commodities Select Strategy ETF	2,800	$96,012
iShares Gold Trust (b)(c)	15,184	168,239
iShares Silver Trust (b)(c)	6,506	98,305

		362,556

Equity Funds — 54.1%
iShares Core S&P 500 ETF	10,569	2,377,919
iShares Core S&P Mid-Cap ETF	6,644	1,098,519
iShares Core S&P Small-Cap ETF	6,328	870,227
iShares Edge MSCI Minimum Volatility Emerging Markets ETF (d)	3,300	161,403
iShares Edge MSCI Minimum Volatility Global ETF	14,267	1,035,927
iShares Edge MSCI USA Momentum Factor ETF	5,100	386,886
iShares MSCI Canada ETF	7,625	199,394
iShares MSCI EAFE ETF (d)	35,923	2,073,835
iShares Russell 1000 ETF	17,587	2,188,878
iShares U.S. Real Estate ETF	5,100	392,394

		10,785,382

Fixed Income Funds — 44.3%
iShares 10+ Year Credit Bond ETF	1,867	109,593
iShares 1-3 Year Treasury Bond ETF	4,800	405,360
iShares Agency Bond ETF	9,129	1,028,108

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds (continued)
iShares CMBS ETF (d)	1,490	$76,079
iShares iBoxx $ High Yield Corporate Bond ETF (d)	5,548	480,179
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,540	883,537
iShares J.P. Morgan USD Emerging Markets Bond ETF (d)	7,270	801,299
iShares MBS ETF (d)	9,464	1,006,402
iShares TIPS Bond ETF	1,894	214,344
iShares U.S. Credit Bond ETF (d)	16,517	1,803,987
iShares U.S. Preferred Stock ETF	30,613	1,139,110
iShares U.S. Treasury Bond ETF (d)	35,580	887,009

		8,835,007

Short-Term Securities — 28.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (e)	64,554	64,554
SL Liquidity Series, LLC, Money Market Series, 0.95% (e)(f)	5,525,311	5,525,864

		5,590,418

Total Affiliated Investment Companies (Cost — $24,934,683) — 128.3%		25,573,363
Liabilities in Excess of Other Assets — (28.3)%		(5,634,723)

Net Assets — 100.0%		$19,938,640

Portfolio Abbreviation
ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Consolidated Schedule of Investments (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Notes to Consolidated Schedule of Investments

(a)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	175,512	—		(175,512)[1]	—	—	$244		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	64,554	[2]	—	64,554	$64,554	61		—
SL Liquidity Series, LLC, Money Market Series	666,937	4,858,374	[2]	—	5,525,311	5,525,864	25,334	[3]	$186
iShares 10+ Year Credit Bond ETF	—	7,233		(5,366)	1,867	109,593	10,344		12,629
iShares 1-3 Year Treasury Bond ETF	3,689	5,834		(4,723)	4,800	405,360	1,165		2,535
iShares 20+ Year Treasury Bond ETF	—	869		(869)	—	—	722		(6,218)
iShares Agency Bond ETF	8,619	2,728		(2,218)	9,129	1,028,108	13,545		3,690
iShares CMBS ETF	1,221	269		—	1,490	76,079	1,590		—
iShares Commodities Select Strategy ETF	2,776	3,100		(3,076)	2,800	96,012	393		(10,150)
iShares Core High Dividend ETF	—	7,471		(7,471)	—	—	5,068		(1,683)
iShares Core MSCI Emerging Markets ETF	23,208	12,672		(35,880)	—	—	9,207		(20,716)
iShares Core S&P 500 ETF	4,193	7,245		(869)	10,569	2,377,919	29,732		(114)
iShares Core S&P Mid-Cap ETF	1,189	6,165		(710)	6,644	1,098,519	13,230		2,644
iShares Core S&P Small-Cap ETF	—	7,567		(1,239)	6,328	870,227	7,557		7,319
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	—	3,300		—	3,300	161,403	2,392		—
iShares Edge MSCI Minimum Volatility Global ETF	6,378	9,982		(2,093)	14,267	1,035,927	20,592		(3,130)
iShares Edge MSCI USA Momentum Factor ETF	—	5,100		—	5,100	386,886	1,988		—
iShares Gold Trust	7,142	8,825		(783)	15,184	168,239	—		(352)
iShares iBoxx $ High Yield Corporate Bond ETF	6,421	1,286		(2,159)	5,548	480,179	25,918		(13,211)
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,792	2,365		(1,617)	7,540	883,537	28,793		7,370
iShares International Developed Real Estate ETF	5,583	950		(6,533)	—	—	3,130		(11,089)
iShares International Select Dividend ETF	5,786	—		(5,786)	—	—	1,964		(2,754)
iShares J.P. Morgan USD Emerging Markets Bond ETF	4,329	6,118		(3,177)	7,270	801,299	38,767		(3,263)
iShares MBS ETF	9,388	3,261		(3,185)	9,464	1,006,402	23,567		2,795
iShares Micro-Cap ETF	2,059	—		(2,059)	—	—	404		(8,949)
iShares MSCI Canada ETF	—	8,715		(1,090)	7,625	199,394	3,614		794
iShares MSCI EAFE ETF	36,286	18,832		(19,195)	35,923	2,073,835	74,881		(189,096)
iShares MSCI EAFE Small-Cap ETF	5,960	2,619		(8,579)	—	—	5,291		(3,410)
iShares Russell 1000 ETF	16,288	4,509		(3,210)	17,587	2,188,878	41,753		(9,580)
iShares Russell 2000 ETF	10,576	2,181		(12,757)	—	—	4,167		(46,222)
iShares S&P 100 ETF	1,705	1,851		(3,556)	—	—	3,516		14,333
iShares Silver Trust	2,217	4,740		(451)	6,506	98,305	—		(52)
iShares TIPS Bond ETF	1,729	165		—	1,894	214,344	3,164		—
iShares U.S. Credit Bond ETF	14,869	5,123		(3,475)	16,517	1,803,987	54,294		2,337
iShares U.S. Preferred Stock ETF	8,161	23,532		(1,080)	30,613	1,139,110	35,821		(1,258)
iShares U.S. Real Estate ETF	418	4,766		(84)	5,100	392,394	9,599		(226)
iShares U.S. Treasury Bond ETF	37,842	11,847		(14,109)	35,580	887,009	13,023		4,018
Total						$25,573,363	$514,830		$(270,823)

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Non-income producing security.

(c)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(d)	Security, or a portion of security, is on loan.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$20,047,499	$—	—	$20,047,499

Investments Valued at NAV[1]				5,525,864

Total Investments				$25,573,363

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Consolidated Statement of Assets and Liabilities

December 31, 2016	BlackRock iShares® Dynamic Allocation V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $ 5,406,917) (cost — $ 24,934,683)	$25,573,363
Cash	1,638
Receivables:
Securities lending income — affiliated	4,065
Capital shares sold	5,752
Dividends — affiliated	69
From the Manager	5,856
Prepaid expenses	639

Total assets	25,591,382

Liabilities
Bank overdraft	177
Cash collateral on securities loaned at value	5,525,583
Payables:
Investments purchased	45,505
Capital shares redeemed	2,183
Distribution fees	364
Investment advisory fees	276
Officer’s and Directors’ fees	436
Other affiliates	106
Other accrued expenses	32,291
Professional fees	45,821

Total liabilities	5,652,742

Net Assets	$19,938,640

Net Assets Consist of
Paid-in capital	$20,254,772
Undistributed net investment income	7,476
Accumulated net realized loss	(962,288)
Net unrealized appreciation (depreciation)	638,680

Net Assets	$19,938,640

Net Asset Value
Class I — Based on net assets of $18,134,952 and 1,841,443 shares outstanding, 100 million shares authorized, $0.10 par value	$9.85

Class III — Based on net assets of $1,803,688 and 183,507 shares outstanding, 100 million shares authorized, $0.10 par value	$9.83

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Statement of Operations

Year Ended December 31, 2016	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Income
Dividends — affiliated	$489,496
Securities lending — affiliated — net	25,334

Total income	514,830

Expenses
Professional	36,731
Transfer agent	5,000
Transfer agent — class specific	35,021
Investment advisory	27,489
Printing	19,097
Accounting services	9,352
Officer and Directors	5,823
Distribution — class specific	3,942
Custodian	2,887
Registration	1,052
Miscellaneous	8,122

Total expenses	154,516
Less fees waived by the Manager	(11,934)
Less transfer agent fees reimbursed — class specific	(31,312)
Less expenses reimbursed by the Manager	(10,126)

Total expenses after fees waived and reimbursed	101,144

Net investment income	413,686

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(270,823)
Net change in unrealized appreciation (depreciation) on investments — affiliated	1,069,860

Net realized and unrealized gain	799,037

Net Increase in Net Assets Resulting from Operations	$1,212,723

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Consolidated Statements of Changes in Net Assets	BlackRock iShares® Dynamic Allocation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income.	$413,686	$279,655
Net realized loss	(270,823)	(670,387)
Net change in unrealized appreciation (depreciation)	1,069,860	(382,117)

Net increase (decrease) in net assets resulting from operations	1,212,723	(772,849)

Distributions to Shareholders[1]
From net investment income:
Class I	(374,605)	(267,341)
Class III	(33,466)	(19,225)
From return of capital:
Class I	(9,940)	(9,695)
Class III	(992)	(741)

Decrease in net assets resulting from distributions to shareholders	(419,003)	(297,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,334,801	10,767,798

Net Assets
Total increase in net assets	4,128,521	9,697,947
Beginning of year	15,810,119	6,112,172

End of year	$19,938,640	$15,810,119

Undistributed net investment income, end of year	$7,476	$1,861

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Consolidated Financial Highlights	BlackRock iShares® Dynamic Allocation V.I. Fund

	Class I			Class III
			Period			Period
			April 30, 2014[1]			April 30, 2014[1]
			to			to
	Year Ended December 31,		December 31,	Year Ended December 31,		December 31,
	2016	2015	2014	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.45	$10.02	$10.00	$9.44	$10.01	$10.00

Net investment income[2]	0.22	0.24	0.20	0.21	0.26	0.17
Net realized and unrealized gain (loss)	0.39	(0.63)	(0.07)	0.37	(0.66)	(0.06)

Net increase (decrease) from investment operations	0.61	(0.39)	0.13	0.58	(0.40)	0.11

Distributions:[3]
From net investment income	(0.20)	(0.17)	(0.10)	(0.18)	(0.16)	(0.09)
From net realized capital gains	—	—	(0.01)	—	—	(0.01)
From return of capital	(0.01)	(0.01)	—	(0.01)	(0.01)	—

Total distributions	(0.21)	(0.18)	(0.11)	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$9.85	$9.45	$10.02	$9.83	$9.44	$10.01

Total Return[4]
Based on net asset value	6.49%	(3.88)%	1.27%[5]	6.16%	(3.99)%	1.05%[5]

Ratios to Average Net Assets[6]
Total expenses	0.83%	1.90%	6.47%[7,8]	1.02%	1.87%	8.32%[7,8]

Total expenses after fees waived and reimbursed	0.53%	0.64%	0.75%[7]	0.78%	0.86%	1.00%[7]

Net investment income	2.27%	2.41%	2.85%[7]	2.08%	2.56%	2.54%[7]

Supplemental Data
Net assets, end of period (000)	$18,135	$14,636	$6,092	$1,804	$1,174	$20

Portfolio turnover rate	54%	54%	25%	54%	54%	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.23%	0.29%	0.27%

[7]	Annualized.

[8]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Notes to Consolidated Financial Statements	BlackRock iShares® Dynamic Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of December 31, 2016 were $267,289, which is 1.3% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the iShares® Dynamic Allocation V.I. Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statements of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds traded on a recognized securities exchange are valued at the official closing price each day, if available. For exchange-traded funds traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Exchange-traded funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the Money Market Series) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assetsor liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$ 10,691	$ (10,691)	—
JP Morgan Securities LLC	5,396,226	(5,396,226)	—
Total	$5,406,917	$(5,406,917)	—

[1]

Cash collateral with a value of $5,525,583 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $3,942.

Transfer Agent: On behalf of the Fund the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$32,632	$2,389	$35,021

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.53%
Class III	0.78%

The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed - class specific in the Consolidated Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$29,259	$2,053	$31,312

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2016, the Manager waived and reimbursed $11,873 and $10,126, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in expenses reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2016, the amount waived was $61.

For the year ended December 31, 2016, the Fund reimbursed the Manager $211 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On December 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018
Fund Level	$122,310	$21,999
Class I	$ 21,925	$29,259
Class III	$ 265	$ 2,053

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2016:

Fund Level	$91,762
Class I	$2,453

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $5,029 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $13,324,870 and $9,971,140, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Subsidiaries.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and each of the two years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effects on net assets or net asset values per share. As of period end, the following permanent difference attributable to the characterization of income/losses from a wholly-owned subsidiary, was reclassified to the following accounts:

Paid-in capital	$(404)
Accumulated net realized loss	$404

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$408,071	$286,566
Tax return of capital	10,932	10,436

Total	$419,003	$297,002

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(754,844)
Net unrealized gains[1]	497,621
Qualified late-year losses[2]	(58,909)

Total	$(316,132)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.
[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $754,844.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$25,083,218

Gross unrealized appreciation	$626,483
Gross unrealized depreciation	(136,338)

Net unrealized appreciation	$490,145

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	523,146	$4,986,995	1,158,756	$11,694,893
Shares issued in reinvestment of distributions.	39,040	384,545	29,070	277,036
Shares redeemed	(269,060)	(2,597,902)	(247,618)	(2,424,902)

Net increase	293,126	$2,773,638	940,208	$9,547,027

Class III
Shares sold	83,719	$801,538	127,645	$1,273,061
Shares issued in reinvestment of distributions.	3,505	34,458	2,097	19,966
Shares redeemed	(28,150)	(274,833)	(7,323)	(72,256)

Net increase	59,074	$561,163	122,419	$1,220,771

Total Net Increase	352,200	$3,334,801	1,062,627	$10,767,798

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock iShares Dynamic Allocation V.I. Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock iShares Dynamic Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock iShares Dynamic Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Dynamic Fixed Income V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Fixed Income V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The largest contributor to Fund performance was exposure to the iShares U.S. Credit Bond ETF. This was followed by exposure to the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares iBoxx $ Investment Grade Corporate Bond ETF.

•

The largest detractor to Fund performance was exposure to the iShares 20+ Year Treasury Bond ETF. This was followed by exposure to the iShares 1-3 Year Treasury Bond ETF and exposure to the iShares CMBS ETF.

Describe recent portfolio activity.

•	The Fund reduced exposure to fixed-income sectors with higher interest rate sensitivity, including long-term investment grade credit and U.S. Treasuries.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with lower duration (sensitivity to interest rates) than the benchmark, with overweight exposure to both investment grade and high yield credit relative to government bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	82%
Short-Term Securities	18

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track fixed income indices.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	(2.03)%	3.50%	1.33%
Class III[5]	(2.13)	3.32	1.06
Bloomberg Barclays U.S. Aggregate Bond Index	(2.53)	2.65	2.39

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$979.70	$2.49	$1,000.00	$1,022.62	$2.54	0.50%
Class III	$1,000.00	$978.70	$3.73	$1,000.00	$1,021.37	$3.81	0.75%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock iShares Dynamic Fixed Income V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock iShares® Dynamic Fixed Income V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 100.1%
iShares 10+ Year Credit Bond ETF (b)	2,644	$155,203
iShares 1-3 Year Treasury Bond ETF	11,043	932,581
iShares Agency Bond ETF	20,567	2,316,256
iShares CMBS ETF	3,017	154,048
iShares iBoxx $ High Yield Corporate Bond ETF (b)	12,948	1,120,649
iShares iBoxx $ Investment Grade Corporate Bond ETF	17,126	2,006,825
iShares MBS ETF (b)	21,583	2,295,136
iShares TIPS Bond ETF	4,125	466,826
iShares U.S. Credit Bond ETF	36,344	3,969,492
iShares U.S. Treasury Bond ETF	80,879	2,016,314

		15,433,330

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 22.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)	50,671	$ 50,671
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)	3,328,792	3,329,125

		3,379,796
Total Affiliated Investment Companies (Cost — $18,875,316) — 122.1%		18,813,126
Liabilities in Excess of Other Assets — (22.1)%		(3,398,987)

Net Assets — 100.0%		$15,414,139

Notes to Schedule of Investments

(a)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold		Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	62,237	—		(62,237)	[1]	—	—	$ 381		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	50,671	[2]	—		50,671	$ 50,671	90		—
SL Liquidity Series, LLC, Money Market Series	80,190	3,248,602	[2]	—		3,328,792	3,329,125	11,782	[3]	$ 36
iShares 1-3 Year Treasury Bond ETF	5,920	13,877		(8,754)		11,043	932,581	2,391		4,050
iShares 10+ Year Credit Bond ETF	—	15,939		(13,295)		2,644	155,203	19,116		18,297
iShares 20+ Year Treasury Bond ETF	—	1,903		(1,903)		—	—	1,653		(11,787)
iShares Agency Bond ETF	13,006	11,816		(4,255)		20,567	2,316,256	26,716		463
iShares CMBS ETF	1,861	1,390		(234)		3,017	154,048	2,994		(17)
iShares Core U.S. Credit Bond ETF	22,463	20,281		(6,400)		36,344	3,969,492	105,938		(15,423)
iShares Core U.S. Treasury Bond ETF	54,936	49,732		(23,789)		80,879	2,016,314	25,268		(8,483)
iShares iBoxx $ High Yield Corporate Bond ETF	9,282	9,235		(5,569)		12,948	1,120,649	49,979		(21,747)
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,412	9,577		(2,863)		17,126	2,006,825	56,647		(3,712)
iShares MBS ETF	13,663	12,329		(4,409)		21,583	2,295,136	47,220		1,760
iShares TIPS Bond ETF	2,599	2,076		(550)		4,125	466,826	6,253		(644)
Total							$18,813,126	$356,428		$(37,207)

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

Portfolio Abbreviation
ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$15,484,001	—	—	$15,484,001

Investments Valued at NAV[1]				3,329,125

Total Investments				$18,813,126

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefor have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $3,262,018)(cost — $18,875,316)	$18,813,126
Receivables:
Securities lending income — affiliated	4,903
Capital shares sold	5,501
Dividends — affiliated	17
From the Manager	9,809
Prepaid expenses	422

Total assets	18,833,778

Liabilities
Bank overdraft	25
Cash collateral on securities loaned at value	3,329,065
Payables:
Investments purchased	22,058
Capital shares redeemed	153
Distribution fees	653
Officer’s and Directors’ fees	472
Other accrued expenses	26,187
Other affiliates	82
Professional fees	40,944

Total liabilities	3,419,639

Net Assets	$15,414,139

Net Assets Consist of
Paid-in capital	$15,727,355
Undistributed net investment income	6,190
Accumulated net realized loss	(257,216)
Net unrealized appreciation (depreciation)	(62,190)

Net Assets	$15,414,139

Net Asset Value
Class I — Based on net assets of $12,207,838 and 1,234,119 shares outstanding, 100 million shares authorized, $0.10 par value	$9.89

Class III — Based on net assets of $3,206,301 and 325,479 shares outstanding, 100 million shares authorized, $0.10 par value	$9.85

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Operations

Year Ended December 31, 2016	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Income
Dividends — affiliated	$344,646
Securities lending — affiliated — net	11,782

Total income	356,428

Expenses
Professional	45,557
Transfer agent	5,000
Transfer agent — class specific	16,466
Investment advisory	19,767
Printing	16,758
Accounting services	8,209
Distribution — class specific	6,079
Officer and Directors	5,749
Custodian	4,071
Miscellaneous	7,683

Total expenses	135,339
Less:
Fees waived by the Manager	(19,767)
Transfer agent fees reimbursed — class specific	(16,447)
Expenses reimbursed by the Manager	(27,081)

Total expenses after fees waived and reimbursed	72,044

Net investment income	284,384

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(37,207)
Net change in unrealized appreciation (depreciation) on investments — affiliated	48,035

Net realized and unrealized gain	10,828

Net Increase in Net Assets Resulting from Operations	$295,212

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock iShares® Dynamic Fixed Income V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$284,384	$165,898
Net realized loss	(37,207)	(197,794)
Net change in unrealized appreciation (depreciation)	48,035	(113,654)

Net increase (decrease) in net assets resulting from operations	295,212	(145,550)

Distributions to Shareholders[1]
From net investment income:
Class I	(227,289)	(158,654)
Class III	(53,934)	(20,719)
From return of capital:
Class I	(4,176)	(553)
Class III	(1,103)	(75)

Decrease in net assets resulting from distributions to shareholders	(286,502)	(180,001)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	5,913,447	6,115,663

Net Assets
Total increase in net assets	5,922,157	5,790,112
Beginning of year	9,491,982	3,701,870

End of year	$15,414,139	$9,491,982

Undistributed net investment income, end of year	$6,190	$932

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Financial Highlights	BlackRock iShares® Dynamic Fixed Income V.I. Fund

	Class I			Class III
	Year Ended December 31,		Period April 30, 2014[1] to December 31,	Year Ended December 31,		Period April 30, 2014[1] to December 31,
	2016	2015	2014	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.74	$10.05	$10.00	$9.70	$10.03	$10.00

Net investment income[2]	0.22	0.24	0.12	0.20	0.27	0.14
Net realized and unrealized gain (loss)	0.12	(0.36)	0.01	0.12	(0.42)	(0.04)

Net increase (decrease) from investment operations	0.34	(0.12)	0.13	0.32	(0.15)	0.10

Distributions:[3]
From net investment income	(0.19)	(0.19)	(0.08)	(0.17)	(0.18)	(0.07)
From net realized capital gains	—	—	(0.00)[4]	—	—	(0.00)[4]
From return of capital	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.00)[4]

Total distributions	(0.19)	(0.19)	(0.08)	(0.17)	(0.18)	(0.07)

Net asset value, end of period	$9.89	$9.74	$10.05	$9.85	$9.70	$10.03

Total Return[5]
Based on net asset value	3.50%	(1.20)%	1.30%[6]	3.32%	(1.47)%	1.03%[6]

Ratios to Average Net Assets[7]
Total expenses	1.00%	1.91%	7.16%[8,9]	1.15%	2.06%	8.57%[8,9]

Total expenses after fees waived and reimbursed	0.50%	0.63%	0.75%[8]	0.75%	0.84%	1.00%[8]

Net investment income	2.19%	2.33%	1.83%[8]	2.00%	2.71%	1.98%[8]

Supplemental Data
Net assets, end of period (000)	$12,208	$8,346	$3,624	$3,206	$1,146	$78

Portfolio turnover rate	38%	58%	61%	38%	58%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.20%	0.26%	0.25%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.71% and 8.93%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock iShares® Dynamic Fixed Income V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

“Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds traded on a recognized securities exchange are valued at the official closing price each day, if available. For exchange-traded funds traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Exchange-traded funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$788,298	$(788,298)	—
JP Morgan Securities LLC	2,391,540	(2,391,540)	—
UBS Securities LLC	82,180	(82,180)	—
Total	$3,262,018	$(3,262,018)	—

[1]

Cash collateral with a value of $3,329,065 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $6,079.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$15,071	$1,395	$16,466

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.50%
Class III	0.75%

The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$15,057	$1,390	$16,447

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the Manager waived and reimbursed $19,767 and $26,991, respectively.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in expenses reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount reimbursed was $90.

For the year ended December 31, 2016, the Fund reimbursed the Manager $150 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On December 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018
Fund Level	$80,571	$46,758
Class I	$9,548	$15,057
Class III	$282	$1,390

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2016:

Fund Level	$75,070
Class I	$1,455

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $2,291 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $10,886,087 and $4,984,379, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and for each of the two years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax returns years and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to distributions received from a regulated investment company was reclassified to the following accounts:

Undistributed net investment income	$2,097
Accumulated net realized loss	$(2,097)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$281,223	$179,373
Tax return of capital	5,279	628

Total	$286,502	$180,001

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(136,654)
Net unrealized losses[1]	(176,562)

Total	$(313,216)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $176,562.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$18,989,688

Gross unrealized appreciation	$64,644
Gross unrealized depreciation	(241,206)

Net unrealized depreciation	$(176,562)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	699,521	$7,089,699	628,288	$6,345,522
Shares issued in reinvestment of distributions	23,404	231,465	16,379	159,206
Shares redeemed	(346,095)	(3,495,708)	(148,160)	(1,488,001)

Net increase	376,830	$3,825,456	496,507	$5,016,727

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Class III
Shares sold	250,040	$2,520,285	119,320	$1,189,039
Shares issued in reinvestment of distributions	5,587	55,037	2,148	20,794
Shares redeemed	(48,249)	(487,331)	(11,110)	(110,897)

Net increase	207,378	$2,087,991	110,358	$1,098,936

Total Net Increase	584,208	$5,913,447	606,865	$6,115,663

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock iShares Dynamic Fixed Income V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock iShares Dynamic Fixed Income V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock iShares Dynamic Fixed Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc.
▶ BlackRock iShares® Equity Appreciation V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

BlackRock iShares® Equity Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek to provide growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•	The largest contributor to Fund performance was exposure to the iShares Russell 1000 ETF. This was followed by exposure to the iShares Core S&P Small-Cap ETF and the iShares Core S&P 500 ETF.

•

The largest detractor from Fund performance came from exposure to the iShares MSCI EAFE Small-Cap ETF. This was followed by exposure to the iShares Edge MSCI Minimum Volatility Emerging Markets ETF, as well as exposure to the iShares Russell 2000 ETF at the beginning of the reporting period.

Describe recent portfolio activity.

•

The Fund reduced exposure to international developed and emerging market equities, while increasing exposure to U.S. equities and “smart beta” stocks (e.g., momentum and emerging market minimum volatility equities). Within U.S. equities, the Fund increased exposure to large-, mid- and small-cap stocks.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned neutral to the benchmark with respect to equity market sensitivity, with overweight exposure to U.S. equities relative to both international developed and emerging market equities. U.S. equity exposure included large-, mid- and small-cap stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	72%
Short-Term Securities	28

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock iShares® Equity Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity indices.

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2016

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	7.54%	9.31%	0.96%
Class III[5]	7.40	9.05	0.71
MSCI All Country World Index	6.55	7.86	2.75

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,075.40	$2.35	$1,000.00	$1,022.87	$2.29	0.45%
Class III	$1,000.00	$1,074.00	$3.65	$1,000.00	$1,021.62	$3.56	0.70%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock iShares® Equity Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock iShares® Equity Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 100.2%
iShares Core MSCI Emerging Markets ETF (b)	13,608	$577,660
iShares Core S&P 500 ETF	12,333	2,774,802
iShares Core S&P Mid-Cap ETF	8,825	1,459,125
iShares Core S&P Small-Cap ETF (b)	8,312	1,143,066
iShares Edge MSCI Minimum Volatility Emerging Markets ETF (b)	5,315	259,957
iShares Edge MSCI USA Momentum Factor ETF	4,774	362,156
iShares MSCI Canada ETF	11,257	294,370
iShares MSCI EAFE ETF (b)	51,124	2,951,388
iShares Russell 1000 ETF (b)	24,511	3,050,639

		12,873,163

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 38.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)	167,372	$167,372
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)	4,742,241	4,742,715

		4,910,087
Total Affiliated Investment Companies (Cost — $17,004,460) — 138.4%		17,783,250
Liabilities in Excess of Other Assets — (38.4)%		(4,930,141)

Net Assets — 100.0%		$12,853,109

Notes to Schedule of Investments

(a)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	106,288	—		(106,288)[1]	—	—	$138		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	167,372	[2]	—	167,372	$167,372	91		—
SL Liquidity Series, LLC, Money Market Series	459,990	4,282,251	[2]	—	4,742,241	4,742,715	8,973	[3]	$42
iShares Core MSCI Emerging Markets ETF	21,540	19,187		(27,119)	13,608	577,660	16,673		(57,367)
iShares Core S&P 500 ETF	4,104	8,821		(592)	12,333	2,774,802	32,819		(920)
iShares Core S&P Mid-Cap ETF	1,260	8,198		(633)	8,825	1,459,125	15,689		3,340
iShares Core S&P Small-Cap ETF	—	9,427		(1,115)	8,312	1,143,066	9,060		8,812
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	—	5,315		—	5,315	259,957	3,686		—
iShares Edge MSCI USA Momentum Factor ETF	—	4,774		—	4,774	362,156	1,861		—
iShares High Dividend ETF	—	10,392		(10,392)	—	—	6,413		(3,891)
iShares International Select Dividend ETF	4,823	—		(4,823)	—	—	1,637		(196)
iShares Micro-Cap ETF	1,708	66		(1,774)	—	—	335		(5,575)
iShares MSCI Canada ETF	—	11,496		(239)	11,257	294,370	4,507		56
iShares MSCI EAFE ETF	34,834	29,464		(13,174)	51,124	2,951,388	85,741		(133,936)
iShares MSCI EAFE Small-Cap ETF	5,717	2,730		(8,447)	—	—	5,275		(1,354)
iShares Russell 1000 ETF	15,291	11,201		(1,981)	24,511	3,050,639	48,889		(1,697)
iShares Russell 2000 ETF	10,016	1,959		(11,975)	—	—	3,851		(35,110)
iShares S&P 100 ETF	1,721	3,189		(4,910)	—	—	3,954		18,306
Total						$17,783,250	$249,592		$(209,490)

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

Portfolio Abbreviation

ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$13,040,535	$—	—	$13,040,535

Investments Valued at NAV[1]				4,742,715

Total Investments				$17,783,250

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016	BlackRock iShares® Equity AppreciationV.I.Fund

Assets
Investments at value — affiliated (including securities loaned at value of $4,631,088)(cost — $17,004,460)	$17,783,250
Receivables:
Investments sold	30,874
Securities lending income — affiliated	1,359
Capital shares sold	8,394
Dividends — affiliated	20
From the Manager	16,795
Prepaid expenses	399

Total assets	17,841,091

Liabilities
Bank overdraft	3
Cash collateral on securities loaned at value	4,743,047
Payables:
Investments purchased	173,880
Capital shares redeemed	6,307
Distribution fees	297
Officer’s and Directors’ fees	446
Other accrued expenses	63,942
Other affiliates	60

Total liabilities	4,987,982

Net Assets	$12,853,109

Net Assets Consist of
Paid-in capital	$12,947,179
Undistributed net investment income	4,751
Accumulated net realized loss	(877,611)
Net unrealized appreciation (depreciation)	778,790

Net Assets	$12,853,109

Net Asset Value
Class I — Based on net assets of $11,305,250 and 1,151,981 shares outstanding, 100 million shares authorized, $0.10 par value	$9.81

Class III — Based on net assets of $1,547,859 and 158,230 shares outstanding, 100 million shares authorized, $0.10 par value	$9.78

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Operations

Year Ended December 31, 2016	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Income
Dividends — affiliated	$240,619
Securities lending — affiliated — net	8,973

Total income	249,592

Expenses
Professional	50,690
Transfer agent	5,000
Transfer agent — class specific	16,211
Printing	16,964
Investment advisory	14,759
Accounting services	7,444
Officer and Directors	5,700
Distribution — class specific	2,406
Custodian	1,704
Registration	411
Miscellaneous	7,285

Total expenses	128,574
Less:
Fees waived by the Manager	(14,759)
Transfer agent fees reimbursed — class specific	(16,193)
Expenses reimbursed by the Manager	(50,863)

Total expenses after fees waived and reimbursed	46,759

Net investment income	202,833

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(209,490)
Net change in unrealized appreciation (depreciation) on investments — affiliated	979,801

Net realized and unrealized gain	770,311

Net Increase in Net Assets Resulting from Operations	$973,144

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock iShares® Equity Appreciation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$202,833	$125,278
Net realized loss	(209,490)	(646,821)
Net change in unrealized appreciation (depreciation)	979,801	(139,408)

Net increase (decrease) in net assets resulting from operations	973,144	(660,951)

Distributions to Shareholders[1]
From net investment income:
Class I	(176,891)	(121,605)
Class III	(21,981)	(8,233)
Return of capital:
Class I	(3,409)	(3,687)
Class III	(470)	(266)

Decrease in net assets resulting from distributions to shareholders	(202,751)	(133,791)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,632,288	4,474,171

Net Assets
Total increase in net assets	5,402,681	3,679,429
Beginning of year	7,450,428	3,770,999

End of year	$12,853,109	$7,450,428

Undistributed net investment income, end of year	$4,751	$790

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Financial Highlights	BlackRock iShares® Equity Appreciation V.I. Fund

	Class I			Class III
	Year Ended December 31,		Period April 30, 2014[1] to December 31,	Year Ended December 31,		Period April 30, 2014[1] to December 31,
	2016	2015	2014	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.12	$9.93	$10.00	$9.10	$9.92	$10.00

Net investment income[2]	0.19	0.20	0.21	0.19	0.25	0.21
Net realized and unrealized gain (loss)	0.66	(0.84)	(0.17)	0.63	(0.91)	(0.19)

Net increase (decrease) from investment operations	0.85	(0.64)	0.04	0.82	(0.66)	0.02

Distributions:[3]
From net investment income	(0.16)	(0.16)	(0.11)	(0.14)	(0.15)	(0.10)
Return of capital	(0.00)[4]	(0.01)	—	(0.00)[4]	(0.01)	—

Total distributions	(0.16)	(0.17)	(0.11)	(0.14)	(0.16)	(0.10)

Net asset value, end of period	$9.81	$9.12	$9.93	$9.78	$9.10	$9.92

Total Return[5]
Based on net asset value	9.31%	(6.50)%	0.37%[6]	9.05%	(6.70)%	0.16%[6]

Ratios to Average Net Assets[7]
Total expenses	1.29%	2.08%	7.84%[8,9]	1.44%	2.18%	10.67%[8,9]

Total expenses after fees waived and reimbursed	0.45%	0.62%	0.75%[8]	0.70%	0.81%	1.00%[8]

Net investment income	2.06%	1.98%	3.04%[8]	2.06%	2.58%	3.01%[8]

Supplemental Data
Net assets, end of period (000)	$11,305	$6,948	$3,749	$1,548	$502	$22

Portfolio turnover rate	59%	76%	16%	59%	76%	16%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.20%	0.30%	0.27%

[8]	Annualized.
[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 8.47% and 11.83%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock iShares® Equity Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

“Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds traded on a recognized securities exchange are valued at the official closing price each day, if available. For exchange-traded funds traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Exchange-traded funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC.	$4,631,088	$(4,631,088)	—
[1]

Cash collateral with a value of $4,743,047 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $2,406.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$15,449	$762	$16,211

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.45%
Class III	0.70%

The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed — class specific in the Statement of Operations.

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$15,434	$759	$16,193

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the Manager waived and reimbursed $14,759 and $50,813, respectively.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in expenses reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount reimbursed was $50.

For the year ended December 31, 2016, the Fund reimbursed the Manager $108 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On December 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2017	2018
Fund Level	$79,049	$65,572
Class I	$12,427	$15,434
Class III	$168	$759

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2016:

Fund Level	$72,150
Class I	$1,138

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $1,800 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $10,459,175 and $5,831,205, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and for each of the two years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the financial statements.

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$198,872	$129,838
Tax return of capital	3,879	3,953

Total	$202,751	$133,791

As of period end, the tax components of accumulated net earnings (losses) were as follows:
Capital loss carryforward		$(673,664)
Net unrealized gains[1]		579,594

Total		$(94,070)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2016, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $673,664.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$17,203,656

Gross unrealized appreciation	$624,243
Gross unrealized depreciation	(44,649)

Net unrealized appreciation	$579,594

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	491,275	$4,630,793	627,937	$6,297,929
Shares issued in reinvestment of distributions	18,379	180,300	13,498	125,292
Shares redeemed	(119,440)	(1,139,978)	(257,060)	(2,467,085)

Net increase	390,214	$3,671,115	384,375	$3,956,136

Class III
Shares sold	119,182	$1,115,318	54,945	$537,987
Shares issued in reinvestment of distributions	2,295	22,451	917	8,499
Shares redeemed	(18,438)	(176,596)	(2,921)	(28,451)

Net increase	103,039	$961,173	52,941	$518,035

Total Net Increase	493,253	$4,632,288	437,316	$4,474,171

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock iShares Equity Appreciation V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock iShares Equity Appreciation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock iShares Equity Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc. ▶ BlackRock Large Cap Core V.I. Fund
Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Large Cap Core V.I. Fund

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

In sector terms, health care was the prime detractor from relative performance due to weakness in pharmaceuticals and, to a lesser extent, biotechnology. Consumer discretionary also weighed, in particular specialty retail and household durables, as did the Fund’s underweight exposure to telecommunication services and industrials. Helping to partially offset negative results was strong selection in financials, where banks were a standout. An underweight to real estate proved advantageous as well.

•

On a stock-specific basis, Teva Pharmaceutical Industries Ltd. was the largest single detractor. The stock underperformed amid concerns over exclusivity for the company’s key drug Copaxone, as well as broad pricing pressures in the generic segment throughout the year. Earlier in the period, concerns that the Allergan deal would be delayed also weighed on the stock. The deal ultimately closed, but it was considerably later than expected, thereby depriving Teva of capturing revenue from a high volume generic launch. Management’s turnover in the fourth quarter and a need to revise guidance twice over the last six months further contributed to negative sentiment.

•

Positions in CVS Health Corp. and Gilead Sciences, Inc. were also a drag. CVS underperformed as the company lost a number of high-profile contracts to rival Walgreens (also a holding). While the value of any individual contract is small, investors were concerned that CVS’s advantage may be under threat as the UnitedHealth-Walgreens Boots Alliance partnership combines UnitedHealth’s PBM offering with Walgreens Boots Alliance’s convenient store locations, a combination previously unique to CVS. Later in the reporting period, the company lowered its long-term guidance, causing additional share weakness. The major reason behind lower growth rates is lost scripts due to a narrow network arrangement in favor of Walgreens and pharmacy reimbursement changes. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. The investment adviser believes that, at current levels, Gilead shares are pricing in significant revenue declines in HCV and is comfortable owning shares for eventual stabilization in the HCV segment and a likely deployment of cash toward value-creating business development opportunities.

•

The top individual contributors in the 12 months were Bank of America Corp. and JPMorgan Chase & Co. The stocks outperformed most notably in the second half of the reporting period on strong earnings reports led by solid fee-based revenue performance (trading, payments & mortgage), as well as the increased likelihood of a December rate hike. Bank holdings’ strong price momentum continued (even accelerated) following the election of Donald Trump as investors positioned for improving future earnings power driven by higher economic growth, inflation, corporate tax reform, and interest rates (the Fed ultimately raised rates), as well as a softening of regulations that could lead to accelerating capital returns and potentially lower legal & compliance costs.

•

Consumer finance name SLM also added value. Shares outperformed as the “bear case” scenario of government subsidized tuition plans, as proposed by the Clinton campaign, was eliminated with a Trump victory. Moreover, Trump has proposed restoring private sector participation in student financing, which holds the potential to materially expand the market for private student loans, where SLM holds a dominant 50%+ market share.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s exposure to the energy sector increased, particularly within oil, gas & consumable fuels. Exposure to materials and information technology (“IT”) increased as well. The largest reduction was in health care, largely with respect to providers & services. Consumer discretionary exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in IT, followed by consumer discretionary and financials. Industrials, real estate and telecommunication services were the most underweighted sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	12.78%	10.55%	13.46%	5.50%
Class II4	12.67	10.37	13.27	5.33
Class III[4]	12.64	10.26	13.16	5.22	[6]
Russell 1000® Index	8.01	12.05	14.69	7.08

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,127.80	$3.10	$1,000.00	$1,022.22	$2.95	0.58%
Class II	$1,000.00	$1,126.70	$4.01	$1,000.00	$1,021.37	$3.81	0.75%
Class III	$1,000.00	$1,126.40	$4.60	$1,000.00	$1,020.81	$4.37	0.86%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

BlackRock Large Cap Core V.I. Fund

Portfolio Information as of December 31, 2016

Sector Allocation	Percent of Net Assets
Information Technology	25%
Financials	17
Consumer Discretionary	15
Health Care	14
Consumer Staples	8
Energy	7
Industrials	6
Materials	4
Utilities	1
Short-Term Securities	6
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Huntington Ingalls Industries, Inc.	1,379	$253,998
L-3 Communications Holdings, Inc.	15,911	2,420,222
Raytheon Co.	20,513	2,912,846

		5,587,066
Airlines — 1.8%
Delta Air Lines, Inc.	169,172	8,321,571
Southwest Airlines Co.	21,328	1,062,987

		9,384,558
Auto Components — 2.7%
Goodyear Tire & Rubber Co.	202,912	6,263,893
Lear Corp.	54,802	7,254,141

		13,518,034
Banks — 13.5%
Bank of America Corp.	897,297	19,830,264
Citigroup, Inc.	80,401	4,778,231
JPMorgan Chase & Co.	250,738	21,636,182
Regions Financial Corp.	108,660	1,560,358
SunTrust Banks, Inc.	166,155	9,113,602
U.S. Bancorp	227,526	11,688,011

		68,606,648
Beverages — 1.3%
Dr. Pepper Snapple Group, Inc.	75,405	6,836,971
Biotechnology — 3.9%
Amgen, Inc.	5,599	818,630
Biogen, Inc. (a)	34,175	9,691,347
Gilead Sciences, Inc.	129,883	9,300,922

		19,810,899
Building Products — 0.4%
Owens Corning (b)	38,248	1,972,067
Capital Markets — 2.2%
Goldman Sachs Group, Inc.	45,883	10,986,684
Chemicals — 1.3%
Dow Chemical Co.	114,138	6,530,976
Communications Equipment — 2.5%
Cisco Systems, Inc.	416,630	12,590,559
Construction & Engineering — 0.4%
EMCOR Group, Inc.	29,694	2,101,147
Consumer Finance — 1.2%
SLM Corp. (a)	548,388	6,043,236
Containers & Packaging — 1.5%
Avery Dennison Corp.	37,025	2,599,895
Packaging Corp. of America	59,405	5,038,732

		7,638,627

Common Stocks	Shares	Value
Diversified Telecommunication Services — 0.2%
AT&T Inc.	28,500	$1,212,105
Electric Utilities — 0.7%
FirstEnergy Corp.	109,462	3,390,038
Electronic Equipment, Instruments & Components — 1.8%
CDW Corp.	83,450	4,346,911
Flex Ltd. (a)	343,632	4,937,992

		9,284,903
Energy Equipment & Services — 0.3%
Schlumberger Ltd.	19,040	1,598,408
Food & Staples Retailing — 4.4%
CVS Health Corp.	103,375	8,157,321
Walgreens Boots Alliance, Inc.	129,513	10,718,496
Wal-Mart Stores, Inc.	53,284	3,682,990

		22,558,807
Health Care Providers & Services — 7.0%
Aetna, Inc.	51,354	6,368,409
Centene Corp. (a)	71,430	4,036,509
Cigna Corp.	13,487	1,799,031
Humana, Inc.	48,731	9,942,586
Laboratory Corp. of America Holdings (a)	28,506	3,659,600
UnitedHealth Group, Inc.	60,701	9,714,588

		35,520,723
Hotels, Restaurants & Leisure — 2.7%
Carnival Corp.	204,717	10,657,567
Wyndham Worldwide Corp.	38,470	2,937,954

		13,595,521
Household Durables — 1.4%
D.R. Horton, Inc.	131,039	3,581,296
Lennar Corp., Class A	45,077	1,935,156
NVR, Inc. (a)	909	1,517,121

		7,033,573
Insurance — 0.0%
Prudential Financial, Inc.	2,652	275,967
Internet Software & Services — 3.9%
Alphabet, Inc., Class A (a)	12,455	9,869,965
Alphabet, Inc., Class C (a)	12,702	9,803,658

		19,673,623
IT Services — 2.1%
Amdocs Ltd.	76,346	4,447,155
Cognizant Technology Solutions Corp., Class A (a)	113,571	6,363,383

		10,810,538

Portfolio Abbreviations
ADR	American Depositary Receipts
S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund

Common Stocks	Shares	Value
Life Sciences Tools & Services — 0.0%
Quintiles IMS Holdings, Inc. (a)	3,317	$252,258
Machinery — 0.3%
WABCO Holdings, Inc. (a)	16,947	1,798,924
Media — 3.7%
Comcast Corp., Class A	218,700	15,101,235
Omnicom Group, Inc.	42,407	3,609,260

		18,710,495
Metals & Mining — 1.0%
Rio Tinto PLC — ADR (b)	137,118	5,273,558
Multiline Retail — 0.0%
Kohl’s Corp. (b)	4,378	216,186
Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	65,818	2,888,094
Oil, Gas & Consumable Fuels — 7.2%
Anadarko Petroleum Corp.	28,340	1,976,148
BP PLC — ADR (b)	201,750	7,541,415
Chevron Corp.	100,555	11,835,323
Hess Corp.	41,205	2,566,659
Marathon Oil Corp.	98,784	1,709,951
Statoil ASA — ADR (b)	107,620	1,962,989
Suncor Energy, Inc.	162,487	5,311,700
TOTAL SA — ADR	36,373	1,853,932
Valero Energy Corp.	26,300	1,796,816

		36,554,933
Pharmaceuticals — 2.8%
Allergan PLC (a)	12,943	2,718,159
Johnson & Johnson	17,985	2,072,052
Mallinckrodt PLC (a)	58,392	2,909,089
Merck & Co., Inc.	42,179	2,483,078
Pfizer, Inc.	39,587	1,285,786
Teva Pharmaceutical Industries Ltd. — ADR	80,834	2,930,233

		14,398,397
Professional Services — 0.6%
Robert Half International, Inc.	63,086	3,077,335
Road & Rail — 0.9%
Norfolk Southern Corp.	41,802	4,517,542

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 4.2%
Applied Materials, Inc.	40,016	$1,291,316
Intel Corp.	206,184	7,478,294
Lam Research Corp.	91,368	9,660,339
NVIDIA Corp. (b)	27,728	2,959,687

		21,389,636
Software — 5.8%
Activision Blizzard, Inc.	251,540	9,083,109
Dell Technologies, Inc., Class V (a)	27,118	1,490,676
Microsoft Corp.	303,519	18,860,671

		29,434,456
Specialty Retail — 4.1%
Home Depot, Inc.	78,607	10,539,627
Lowe’s Cos., Inc.	144,621	10,285,445

		20,825,072
Technology Hardware, Storage & Peripherals — 4.6%
Apple Inc.	204,276	23,659,246
Tobacco — 2.5%
Altria Group, Inc.	186,949	12,641,491
Total Long-Term Investments (Cost — $393,833,438) — 96.6%		492,199,301

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)	16,275,353	16,275,353
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)(e)	15,692,070	15,693,639
Total Short-Term Securities (Cost — $31,970,478) — 6.3%		31,968,992
Total Investments (Cost — $425,803,916) — 102.9%		524,168,293
Liabilities in Excess of Other Assets — (2.9)%		(15,010,832)

Net Assets — 100.0%		$509,157,461

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,724,257	(1,724,257)	—	—	$24,924		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	16,275,353	16,275,353	$16,275,353	15,987		$ 107
SL Liquidity Series, LLC, Money Market Series	19,784,132	(4,092,062)	15,692,070	15,693,639	73,218	[1]	3,010
Total				$31,968,992	$114,129		$3,117

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Large Cap Core V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
56	S&P 500 E-Mini	March 2017	$6,261,360	$(90,282)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$90,282	—	—	$90,282

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$1,043,643	—	—	$1,043,643

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ (90,282)	—	—	$ (90,282)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long						$3,309,301

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$492,199,301	—	—	$492,199,301
Short-Term Securities	16,275,353	—	—	16,275,353

Subtotal	$508,474,654	—	—	$508,474,654

Investments Valued at NAV[2]				15,693,639

Total Investments				$524,168,293

Derivative Financial Instruments[3]
Liabilities:
Equity contracts	$(90,282)	—	—	$(90,282)

[1]	See above Schedule of Investments for values in each industry

[2]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Assets and Liabilities

December 31, 2016	BlackRock Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $15,189,245) (cost — $393,833,438)	$492,199,301
Investments at value — affiliated (cost — $31,970,478)	31,968,992
Cash	4,845
Cash pledged for futures contracts	267,000
Receivables:
Investments sold	487,639
Securities lending income — affiliated	12,079
Dividends — affiliated	5,253
Dividends — unaffiliated	562,249
From the Manager	91,891
Prepaid expenses	2,781

Total assets	525,602,030

Liabilities
Cash collateral on securities loaned at value	15,692,115
Payables:
Capital shares redeemed	109,558
Distribution fees	70,494
Investment advisory fees	198,507
Officer’s and Directors’ fees	4,143
Other accrued expenses	102,610
Other affiliates	2,710
Transfer agent fees	239,512
Variation margin on futures contracts	24,920

Total liabilities	16,444,569

Net Assets	$509,157,461

Net Assets Consist of
Paid-in capital	$402,353,732
Undistributed net investment income	135,748
Accumulated net realized gain	8,393,886
Net unrealized appreciation (depreciation)	98,274,095

Net Assets	$509,157,461

Net Asset Value
Class I — Based on net assets of $175,947,244 and 5,513,667 shares outstanding, 200 million shares authorized, $0.10 par value	$31.91

Class II — Based on net assets of $5,169,854 and 161,890 shares outstanding, 100 million shares authorized, $0.10 par value	$31.93

Class III — Based on net assets of $328,040,363 and 10,336,842 shares outstanding, 100 million shares authorized, $0.10 par value	$31.74

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$8,836,908
Securities lending — affiliated — net	73,218
Dividends — affiliated	40,911
Foreign taxes withheld	(71,622)

Total investment income	8,879,415

Expenses
Investment advisory	2,230,536
Transfer agent	5,000
Transfer agent — class specific	935,512
Distribution — class specific	772,027
Accounting services	108,007
Professional	70,518
Printing	63,334
Custodian	34,033
Officer and Directors	25,280
Miscellaneous	15,292

Total expenses	4,259,539
Less:
Fees waived by the Manager	(8,344)
Transfer agent fees reimbursed — class specific	(600,536)

Total expenses after fees waived and/or reimbursed	3,650,659

Net investment income	5,228,756

Realized and Unrealized Gain from:
Net realized gain from:
Investments — unaffiliated	39,699,441
Investments — affiliated	3,010
Capital gain distributions from investment companies — affiliated	107
Futures contracts	1,043,643

40,746,201

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,468,117
Investments — affiliated	(1,486)
Futures contracts	(90,282)

3,376,349

Total realized and unrealized gain	44,122,550

Net Increase in Net Assets Resulting from Operations	$49,351,306

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statements of Changes in Net Assets	BlackRock Large Cap Core V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$5,228,756	$4,768,437
Net realized gain	40,746,201	24,180,947
Net change in unrealized appreciation (depreciation)	3,376,349	(26,765,746)

Net increase in net assets resulting from operations	49,351,306	2,183,638

Distributions to Shareholders[1]
From net investment income:
Class I	(2,047,574)	(2,154,309)
Class II	(53,362)	(49,177)
Class III	(2,999,067)	(2,726,763)
From net realized gain:
Class I	(12,366,480)	(9,419,280)
Class II	(370,135)	(272,636)
Class III	(23,127,170)	(15,768,565)

Decrease in net assets resulting from distributions to shareholders	(40,963,788)	(30,390,730)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	4,719,038	(16,430,161)

Net Assets
Total increase (decrease) in net assets	13,106,556	(44,637,253)
Beginning of year	496,050,905	540,688,158

End of year	$509,157,461	$496,050,905

Undistributed net investment income, end of year	$135,748	$6,995

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock Large Cap Core V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$31.40	$33.26	$33.80	$25.55	$23.00

Net investment income[1]	0.39	0.36	0.34	0.30	0.39
Net realized and unrealized gain (loss)	2.91	(0.16)	3.86	8.27	2.54

Net increase from investment operations	3.30	0.20	4.20	8.57	2.93

Distributions:[2]
From net investment income	(0.40)	(0.39)	(0.36)	(0.32)	(0.38)
From net realized gain	(2.39)	(1.67)	(4.38)	—	—

Total distributions	(2.79)	(2.06)	(4.74)	(0.32)	(0.38)

Net asset value, end of year	$31.91	$31.40	$33.26	$33.80	$25.55

Total Return[3]
Based on net asset value	10.55%	0.52%	12.36%	33.56%	12.75%

Ratios to Average Net Assets
Total expenses	0.72%	0.71%	0.73%	0.73%	0.69%

Total expenses after fees waived and/or reimbursed	0.58%	0.56%	0.57%	0.58%	0.59%

Net investment income	1.26%	1.08%	0.97%	1.03%	1.56%

Supplemental Data
Net assets, end of year (000)	$175,947	$184,151	$212,067	$219,418	$191,227

Portfolio turnover rate	50%	31%	48%	42%	110%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Financial Highlights (continued)	BlackRock Large Cap Core V.I. Fund

	Class II
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$31.42	$33.27	$33.79	$25.56	$23.01

Net investment income[1]	0.34	0.30	0.28	0.25	0.35
Net realized and unrealized gain (loss)	2.90	(0.16)	3.87	8.25	2.54

Net increase from investment operations	3.24	0.14	4.15	8.50	2.89

Distributions:[2]
From net investment income	(0.34)	(0.32)	(0.29)	(0.27)	(0.34)
From net realized gain	(2.39)	(1.67)	(4.38)	—	—

Total distributions	(2.73)	(1.99)	(4.67)	(0.27)	(0.34)

Net asset value, end of year	$31.93	$31.42	$33.27	$33.79	$25.56

Total Return[3]
Based on net asset value	10.37%	0.34%	12.23%	33.28%	12.59%

Ratios to Average Net Assets
Total expenses	0.88%	0.85%	0.89%	0.86%	0.85%

Total expenses after fees waived and/or reimbursed	0.75%	0.73%	0.74%	0.75%	0.74%

Net investment income	1.09%	0.91%	0.81%	0.86%	1.42%

Supplemental Data
Net assets, end of year (000)	$5,170	$5,333	$6,203	$6,080	$4,603

Portfolio turnover rate	50%	31%	48%	42%	110%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights (concluded)	BlackRock Large Cap Core V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$31.25	$33.11	$33.66	$25.46	$22.92

Net investment income[1]	0.31	0.27	0.24	0.22	0.32
Net realized and unrealized gain (loss)	2.88	(0.17)	3.84	8.22	2.54

Net increase from investment operations	3.19	0.10	4.08	8.44	2.86

Distributions:[2]
From net investment income	(0.31)	(0.29)	(0.25)	(0.24)	(0.32)
From net realized gain	(2.39)	(1.67)	(4.38)	—	—

Total distributions	(2.70)	(1.96)	(4.63)	(0.24)	(0.32)

Net asset value, end of year	$31.74	$31.25	$33.11	$33.66	$25.46

Total Return[3]
Based on net asset value	10.26%	0.23%	12.07%	33.16%	12.49%

Ratios to Average Net Assets
Total expenses	0.97%	0.96%	0.98%	0.99%	0.94%

Total expenses after fees waived and/or reimbursed	0.86%	0.84%	0.85%	0.86%	0.87%

Net investment income	0.98%	0.80%	0.69%	0.75%	1.30%

Supplemental Data
Net assets, end of year (000)	$328,040	$306,567	$322,418	$300,005	$232,024

Portfolio turnover rate	50%	31%	48%	42%	110%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements	BlackRock Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$10,559,689	$(10,559,689)	—
Deutsche Bank Securities, Inc.	3,553,512	(3,553,512)	—
Goldman Sachs & Co.	999,254	(999,254)	—
JP Morgan Securities LLC	76,790	(76,790)	—
Total	$15,189,245	$(15,189,245)	—

[1]

Cash collateral with a value of $15,692,115 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g.,

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than $400 Million	0.400%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the year ended December 31, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$7,552	$764,475	$772,027

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$326,861	$10,088	$598,563	$935,512

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $8,344.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$240,721	$6,554	$353,261	$600,536

For the year ended December 31, 2016, the Fund reimbursed the Manager $5,394 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $25,315 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $235,076,105 and $280,082,093, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$5,100,003	$4,925,683
Long-term capital gains	35,863,785	25,465,047
Total	$40,963,788	$30,390,730

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$99,630
Undistributed long-term capital gains	9,714,152
Net unrealized gains[1]	96,989,947
Total	$106,803,729

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the realization for tax purposes unrealized gains/losses on certain futures contracts.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$427,178,347

Gross unrealized appreciation	$105,929,429
Gross unrealized depreciation	(8,939,483)

Net unrealized appreciation	$ 96,989,946

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock Large Cap Core V.I. Fund

with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class l
Shares sold	94,700	$ 2,914,564	61,356	$ 2,027,889
Shares issued in reinvestment of distributions	449,540	14,414,054	360,977	11,573,589
Shares redeemed	(895,068)	(28,046,866)	(933,673)	(31,107,976)

Net decrease	(350,828)	$(10,718,248)	(511,340)	$(17,506,498)

Class ll
Shares sold	51,189	$ 1,579,995	87,132	$ 2,879,243
Shares issued in reinvestment of distributions	13,197	423,497	10,010	321,813
Shares redeemed	(72,213)	(2,256,990)	(113,855)	(3,800,979)

Net decrease	(7,827)	$ (253,498)	(16,713)	$ (599,923)

Class lll
Shares sold	537,136	$ 15,388,629	270,465	$ 8,947,440
Shares issued in reinvestment of distributions	819,291	26,126,237	579,467	18,495,328
Shares redeemed	(829,886)	(25,824,082)	(777,765)	(25,766,508)

Net increase	526,541	$ 15,690,784	72,167	$ 1,676,260

Total Net Increase (Decrease)	167,886	$ 4,719,038	(455,886)	$(16,430,161)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Core V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc. ▶ BlackRock Large Cap Growth V.I. Fund
Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Large Cap Growth V.I. Fund

Investment Objective
BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

At the sector level, information technology (“IT”) and financials were the prime contributors to relative performance. Semiconductor holdings drove gains within IT, while consumer finance added the most value in financials. Selection in consumer staples and materials and an underweight to real estate also benefited results. Conversely, industrials detracted from performance, largely due to underweights in aerospace & defense and machinery. An underweight to telecommunication services also hurt.

•

In stock specifics, the largest portfolio contributor in the 12 months was NVIDIA Corp., which delivered consistently strong financial results. The company is at the epicenter of two powerful secular trends — the rise of machine learning in the datacenter and of gaming on the PC. In both cases, NVIDIA sells the GPUs (graphics processing unit) that dramatically improve experience and efficiency, and also has the proprietary software platform that developers build on. Strong demand in both of these areas led to very strong earnings and guidance in the period, substantially beating market expectations.

•

Positions in SLM Corp. and Lam Research Corp. also added value. SLM outperformed as the “bear case” scenario of government subsidized tuition plans, as proposed by the Clinton campaign, was eliminated with a Trump victory. Moreover, Trump has proposed restoring private sector participation in student financing, which holds the potential to materially expand the market for private student loans, where SLM holds a dominant 50%+ market share. Lam Research shares were supported by positive news from a number of customers that they would be investing in increased memory capacity, which requires equipment Lam supplies. This was followed by strong earnings and guidance, allowing the stock to perform well, despite regulators blocking the company’s attempt to merge with KLA-Tencor Corp.

•

The top detractors from relative performance were health care holdings Teva Pharmaceutical Industries Ltd. and Gilead Sciences, Inc. Teva underperformed amid concerns over exclusivity for the company’s key drug Copaxone, as well as broad pricing pressures in the generic segment throughout the year. Earlier in the period, concerns that the Allergan deal would be delayed also weighed on the stock. The deal ultimately closed, but it was considerably later than expected, thereby depriving Teva of capturing revenue from a high volume generic launch. Management’s turnover in the fourth quarter and a need to revise guidance twice over the last six months further contributed to negative sentiment. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. The investment adviser believes that, at current levels, Gilead shares are pricing in significant revenue declines in HCV and is comfortable owning shares for eventual stabilization in the HCV segment and a likely deployment of cash toward value-creating business development opportunities.

•

Alliance Data Systems Corp. was an added detractor. Early in the year, the company reported an in-line quarter and reiterated full-year 2016 guidance, but the stock sold off primarily on macro worries/recession fears as the guidance included higher credit losses versus a year ago. The stock was eliminated by the end of the reporting period.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s exposure to the health care and IT sectors increased, particularly within biotechnology, semiconductors and software. The largest reduction was in industrials, largely with respect to air freight & logistics. Energy exposure declined as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweights in IT and health care, while industrials and real estate were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.

[2]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	9.00%	7.89%	14.32%	6.53%
Class III[4]	8.92	7.54	14.02	6.26
Russell 1000® Growth Index	5.64	7.08	14.50	8.33

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,090.00	$4.47	$1,000.00	$1,020.86	$4.32	0.85%
Class III	$1,000.00	$1,089.20	$5.78	$1,000.00	$1,019.61	$5.58	1.10%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

BlackRock Large Cap Growth V.I. Fund

Portfolio Information as of December 31, 2016

Sector Allocation	Percent of Net Assets
Information Technology	35%
Consumer Discretionary	20
Health Care	19
Consumer Staples	8
Industrials	6
Financials	5
Materials	3
Energy	1
Short-Term Securities	4
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.2%
Huntington Ingalls Industries, Inc.	1,510	$278,127
Airlines — 3.2%
Delta Air Lines, Inc.	21,264	1,045,976
JetBlue Airways Corp. (a)	21,083	472,681
Southwest Airlines Co.	35,477	1,768,174
United Continental Holdings, Inc. (a)	10,133	738,493

		4,025,324
Auto Components — 1.8%
Goodyear Tire & Rubber Co.	27,186	839,232
Lear Corp.	10,719	1,418,874

		2,258,106
Banks — 2.9%
U.S. Bancorp	59,150	3,038,536
Wells Fargo & Co.	11,620	640,378

		3,678,914
Beverages — 2.0%
Dr. Pepper Snapple Group, Inc.	28,429	2,577,657
Biotechnology — 7.5%
Amgen, Inc.	22,781	3,330,810
Biogen, Inc. (a)	11,111	3,150,857
Gilead Sciences, Inc.	42,059	3,011,845

		9,493,512
Capital Markets — 0.8%
Goldman Sachs Group, Inc.	4,217	1,009,761
Chemicals — 0.8%
Dow Chemical Co.	17,930	1,025,955
Communications Equipment — 1.6%
Cisco Systems, Inc.	66,210	2,000,866
Construction & Engineering — 0.5%
AECOM (a)	14,904	541,909
EMCOR Group, Inc.	887	62,764

		604,673
Consumer Finance — 1.1%
SLM Corp. (a)	123,909	1,365,477
Containers & Packaging — 2.3%
Avery Dennison Corp.	21,969	1,542,663
Packaging Corp. of America	16,069	1,362,973

		2,905,636
Electronic Equipment, Instruments & Components — 2.0%
CDW Corp.	48,335	2,517,770
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	7,482	628,114
Food & Staples Retailing — 2.9%
CVS Health Corp.	12,662	999,158
Walgreens Boots Alliance, Inc.	30,481	2,522,608
Wal-Mart Stores, Inc.	2,657	183,652

		3,705,418
Health Care Providers & Services — 8.6%
Aetna, Inc.	13,975	1,733,040

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Centene Corp. (a)	23,511	$1,328,607
Humana, Inc.	11,050	2,254,532
Laboratory Corp. of America Holdings (a)	10,350	1,328,733
UnitedHealth Group, Inc.	21,624	3,460,705
Universal Health Services, Inc., Class B (b)	7,307	777,319

		10,882,936
Hotels, Restaurants & Leisure — 0.4%
Wyndham Worldwide Corp.	7,193	549,329
Household Durables — 1.9%
D.R. Horton, Inc.	42,709	1,167,237
Lennar Corp., Class A	14,451	620,381
NVR, Inc. (a)	381	635,889

		2,423,507
Industrial Conglomerates — 0.7%
3M Co.	4,763	850,529
Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc. (a)	1,539	1,154,050
Priceline Group, Inc. (a)	1,657	2,429,261

		3,583,311
Internet Software & Services — 8.0%
Alphabet, Inc., Class A (a)	4,915	3,894,892
Alphabet, Inc., Class C (a)	4,814	3,715,541
Facebook, Inc., Class A (a)	18,327	2,108,521
GoDaddy, Inc., Class A (a)(b)	10,772	376,481

		10,095,435
IT Services — 3.1%
Amdocs Ltd.	20,473	1,192,552
Cognizant Technology Solutions Corp., Class A (a)	35,033	1,962,899
Total System Services, Inc.	15,804	774,870

		3,930,321
Life Sciences Tools & Services — 0.0%
Quintiles IMS Holdings, Inc. (a)	789	60,003
Machinery — 0.5%
WABCO Holdings, Inc. (a)	5,740	609,301
Media — 5.7%
Comcast Corp., Class A	67,700	4,674,685
Omnicom Group, Inc.	29,592	2,518,575

		7,193,260
Oil, Gas & Consumable Fuels — 0.2%
TOTAL SA — ADR	6,069	309,337
Pharmaceuticals — 2.9%
Allergan PLC (a)	7,997	1,679,450
Johnson & Johnson	1,669	192,285
Merck & Co., Inc.	10,645	626,671
Pfizer, Inc.	9,760	317,005
Teva Pharmaceutical Industries Ltd. — ADR	23,498	851,804

		3,667,215
Professional Services — 0.6%
Robert Half International, Inc.	15,349	748,724

Portfolio Abbreviations
ADR	American Depositary Receipts
S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 4.7%
Applied Materials, Inc.	23,334	$752,988
Intel Corp.	7,235	262,413
Lam Research Corp.	24,042	2,541,961
NVIDIA Corp. (b)	19,455	2,076,627
QUALCOMM, Inc.	3,863	251,868
Texas Instruments, Inc.	881	64,287

		5,950,144
Software — 8.1%
Activision Blizzard, Inc.	65,127	2,351,736
Citrix Systems, Inc. (a)	2,866	255,962
Dell Technologies, Inc., Class V (a)	5,985	328,995
Microsoft Corp.	118,312	7,351,908

		10,288,601
Specialty Retail — 7.4%
Dick’s Sporting Goods, Inc.	3,249	172,522
Foot Locker, Inc.	837	59,335
Home Depot, Inc.	32,723	4,387,500
Lowe’s Cos., Inc.	38,566	2,742,814
Ross Stores, Inc.	25,456	1,669,914
Urban Outfitters, Inc. (a)	10,784	307,128

		9,339,213
Technology Hardware, Storage & Peripherals — 7.3%
Apple Inc.	80,143	9,282,162
Textiles, Apparel & Luxury Goods — 0.1%
Michael Kors Holdings Ltd. (a)	3,831	164,656
Tobacco — 3.3%
Altria Group, Inc.	61,682	4,170,937
Total Long-Term Investments (Cost — $97,108,419) — 96.4%		122,174,231

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)	4,472,371	$4,472,371
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)(e)	1,044,082	1,044,187
Total Short-Term Securities (Cost — $5,516,574) — 4.4%		5,516,558
Total Investments (Cost — $102,624,993) — 100.8%		127,690,789
Liabilities in Excess of Other Assets — (0.8)%		(998,400)

Net Assets — 100.0%		$126,692,389

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	3,211,665	(3,211,665)	—	—	$9,555		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	4,472,371	4,472,371	$4,472,371	4,489		$ 29
SL Liquidity Series, LLC, Money Market Series	3,728,591	(2,684,509)	1,044,082	1,044,187	16,268	[1]	1,518
Total				$5,516,558	$30,312		$1,547

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Large Cap Growth V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
12	S&P 500 E-Mini	March 2017	$1,341,720	$(19,346)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$19,346	—	—	$19,346

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$151,540	—	—	$151,540

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ (58,914)	—	—	$(58,914)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$873,949

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$122,174,231	—	—	$122,174,231
Short-Term Securities	4,472,371	—	—	4,472,371

Subtotal	$126,646,602	—	—	$126,646,602

Investments Valued at NAV[2]				1,044,187

Total Investments				$127,690,789

Derivative Financial Instruments[3]
Liabilities:
Equity contracts	$(19,346)	—	—	$(19,346)

[1]    See above Schedule of Investments for values in each industry.

[2]    As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]    Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Assets and Liabilities

December 31, 2016	BlackRock Large Cap Growth V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $990,255) (cost — $97,108,419)	$122,174,231
Investments at value — affiliated (cost — $5,516,574)	5,516,558
Cash pledged for futures contracts	58,000
Receivables:
Investments sold	89,301
Securities lending income — affiliated	1,118
Capital shares sold	423
Dividends — affiliated	1,397
Dividends — unaffiliated	157,462
From the Manager	24,880
Prepaid expenses	711

Total assets	128,024,081

Liabilities
Cash collateral on securities loaned at value	1,042,685
Payables:
Capital shares redeemed	82,106
Distribution fees	8,253
Investment advisory fees	69,943
Officer’s and Directors’ fees	2,574
Other accrued expenses	53,176
Other affiliates	703
Transfer agent fees	66,912
Variation margin on futures contracts	5,340

Total liabilities	1,331,692

Net Assets	$126,692,389

Net Assets Consist of
Paid-in capital	$100,294,707
Undistributed net investment income	16,427
Accumulated net realized gain	1,334,805
Net unrealized appreciation (depreciation)	25,046,450

Net Assets	$126,692,389

Net Asset Value
Class I — Based on net assets of $87,346,142 and 6,544,294 shares outstanding, 100 million shares authorized, $0.10 par value	$13.35

Class III — Based on net assets of $39,346,247 and 2,972,221 shares outstanding, 100 million shares authorized, $0.10 par value	$13.24

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock Large Cap Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$1,897,448
Securities lending — affiliated — net	16,268
Dividends — affiliated	14,044
Foreign taxes withheld	(6,897)

Total investment income	1,920,863

Expenses
Investment advisory	825,127
Transfer agent	5,000
Transfer agent — class specific	246,608
Distribution — class specific	92,032
Professional	47,706
Accounting services	32,639
Printing	28,757
Officer and Directors	19,897
Custodian	8,724
Miscellaneous	10,071

Total expenses	1,316,561
Less:
Fees waived by the Manager	(2,872)
Transfer agent fees reimbursed — class specific	(157,011)

Total expenses after fees waived and/or reimbursed	1,156,678

Net investment income	764,185

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	11,885,100
Investments — affiliated	1,518
Capital gain distributions from investment companies — affiliated	29
Futures contracts	151,540

12,038,187

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,613,101)
Investments — affiliated	(16)
Futures contracts	(58,914)

(3,672,031)

Total realized and unrealized gain	8,366,156

Net Increase in Net Assets Resulting from Operations	$9,130,341

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statements of Changes in Net Assets	BlackRock Large Cap Growth V.I. Fund

	Year Ended December 31,
Decrease in Net Assets:	2016	2015

Operations
Net investment income	$764,185	$736,453
Net realized gain	12,038,187	6,419,484
Net change in unrealized appreciation (depreciation)	(3,672,031)	(3,326,946)

Net increase in net assets resulting from operations	9,130,341	3,828,991

Distributions to Shareholders[1]
From net investment income:
Class I	(578,884)	(597,684)
Class III	(173,673)	(142,881)
From net realized gain:
Class I	(7,321,271)	(5,506,016)
Class III	(3,320,713)	(2,107,188)

Decrease in net assets resulting from distributions to shareholders	(11,394,541)	(8,353,769)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(7,345,802)	408,212

Net Assets
Total decrease in net assets	(9,610,002)	(4,116,566)
Beginning of year	136,302,391	140,418,957

End of year	$126,692,389	$136,302,391

Undistributed net investment income, end of year	$16,427	$4,799

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock Large Cap Growth V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.59	$14.08	$14.22	$11.54	$10.99

Net investment income[1]	0.09	0.08	0.09	0.09	0.17
Net realized and unrealized gain	0.99	0.31	1.92	3.82	1.48

Net increase from investment operations	1.08	0.39	2.01	3.91	1.65

Distributions:[2]
From net investment income	(0.10)	(0.09)	(0.08)	(0.10)	(0.18)
From net realized gain	(1.22)	(0.79)	(2.07)	(1.13)	(0.92)

Total distributions	(1.32)	(0.88)	(2.15)	(1.23)	(1.10)

Net asset value, end of year	$13.35	$13.59	$14.08	$14.22	$11.54

Total Return[3]
Based on net asset value	7.89%	2.73%	14.16%	33.92%	15.22%

Ratios to Average Net Assets
Total expenses	0.96%[4]	0.95%	0.96%	0.97%	0.91%

Total expenses after fees waived and/or reimbursed	0.84%[4]	0.82%	0.83%	0.84%	0.82%

Net investment income	0.68%[4]	0.59%	0.57%	0.70%	1.38%

Supplemental Data
Net assets, end of year (000)	$87,346	$98,485	$108,329	$107,378	$91,778

Portfolio turnover rate	37%	35%	51%	36%	102%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Financial Highlights (concluded)	BlackRock Large Cap Growth V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.50	$13.99	$14.14	$11.49	$10.96

Net investment income[1]	0.06	0.05	0.05	0.06	0.14
Net realized and unrealized gain	0.96	0.30	1.92	3.79	1.46

Net increase from investment operations	1.02	0.35	1.97	3.85	1.60

Distributions:[2]
From net investment income	(0.06)	(0.05)	(0.05)	(0.07)	(0.15)
From net realized gain	(1.22)	(0.79)	(2.07)	(1.13)	(0.92)

Total distributions	(1.28)	(0.84)	(2.12)	(1.20)	(1.07)

Net asset value, end of year	$13.24	$13.50	$13.99	$14.14	$11.49

Total Return[3]
Based on net asset value	7.54%	2.51%	13.96%	33.58%	14.82%

Ratios to Average Net Assets
Total expenses	1.22%[4]	1.21%	1.22%	1.22%	1.16%

Total expenses after fees waived and/or reimbursed	1.09%[4]	1.07%	1.09%	1.09%	1.08%

Net investment income	0.42%[4]	0.35%	0.32%	0.45%	1.16%

Supplemental Data
Net assets, end of year (000)	$39,346	$37,818	$32,090	$20,864	$11,528

Portfolio turnover rate	37%	35%	51%	36%	102%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock Large Cap Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$647,592	$(647,592)	—
Deutsche Bank Securities, Inc.	332,025	(332,025)	—
JP Morgan Securities LLC	10,638	(10,638)	—

Total	$990,255	$(990,255)	—

[1]

Cash collateral with a value of $1,042,685 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III were $92,032.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$174,342	$72,266	$246,608

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $2,872.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$110,721	$46,290	$157,011

For the year ended December 31, 2016, the Fund reimbursed the Manager $1,443 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $5,610 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If a Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $45,694,738 and $64,931,408, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$752,557	$1,031,459
Long-term capital gains	10,641,984	7,322,310

Total	$11,394,541	$8,353,769

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$6,829
Undistributed long-term capital gains	1,345,860
Net unrealized gains[1]	25,044,993

Total	$26,397,682

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, timing and recognition of partnership income, and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$102,645,796

Gross unrealized appreciation	$27,520,353
Gross unrealized depreciation	(2,475,360)

Net unrealized appreciation	$25,044,993

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (concluded)	BlackRock Large Cap Growth V.I. Fund

with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class l
Shares sold	218,881	$2,963,754	291,593	$4,171,239
Shares issued in reinvestment of distributions	586,592	7,900,155	441,977	6,103,700
Shares redeemed	(1,505,534)	(20,544,211)	(1,180,358)	(16,844,312)

Net decrease	(700,061)	$(9,680,302)	(446,788)	$(6,569,373)

Class III
Shares sold	529,948	$6,982,045	1,229,537	$17,336,452
Shares issued in reinvestment of distributions	261,607	3,494,386	164,216	2,250,069
Shares redeemed	(621,016)	(8,141,931)	(885,404)	(12,608,936)

Net increase	170,539	$2,334,500	508,349	$6,977,585

Total Net Increase (Decrease)	(529,522)	$(7,345,802)	61,561	$408,212

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Growth V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc.
▶ BlackRock Large Cap Value V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Large Cap Value V.I. Fund

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

In sector terms, health care was the prime detractor from relative performance due to weakness in pharmaceuticals and, to a lesser extent, biotechnology. Consumer discretionary also weighed, in particular holdings within household durables, specialty retail and auto components. Helping to partially offset negative results was strong selection in financials, where banks were a standout. An underweight to real estate proved advantageous as well.

•

On a stock-specific basis, Teva Pharmaceutical Industries Ltd. was the largest single detractor. The stock underperformed amid concerns over exclusivity for the company’s key drug Copaxone, as well as broad pricing pressures in the generic segment throughout the year. Earlier in the period, concerns that the Allergan deal would be delayed also weighed on the stock. The deal ultimately closed, but it was considerably later than expected, thereby depriving Teva of capturing revenue from a high volume generic launch. Management’s turnover in the fourth quarter and a need to revise guidance twice over the last six months further contributed to negative sentiment.

•

Positions in CVS Health Corp. and Gilead Sciences Inc. were also a drag. CVS underperformed as the company lost a number of high-profile contracts to rival Walgreens (also a holding). While the value of any individual contract is small, investors were concerned that CVS’s advantage may be under threat as the UnitedHealth-Walgreens Boots Alliance partnership combines UnitedHealth’s PBM offering with Walgreens Boots Alliance’s convenient store locations, a combination previously unique to CVS. Later in the reporting period, the company lowered its long-term guidance, causing additional share weakness. The major reason behind lower growth rates is lost scripts due to a narrow network arrangement in favor of Walgreens and pharmacy reimbursement changes. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. The investment adviser believes that, at current levels, Gilead shares are pricing in significant revenue declines in

HCV and is comfortable owning shares for eventual stabilization in the HCV segment and a likely deployment of cash toward value-creating business development opportunities.

•

The top individual contributor in the 12 months was NVIDIA Corp. NVIDIA delivered strong financial results, consistently exceeding market expectations. The company is at the epicenter of two powerful secular trends – the rise of machine learning in the datacenter and of gaming on the PC. In both cases, NVIDIA sells the GPUs (graphics processing unit) that dramatically improve experience and efficiency, and also has the proprietary software platform that developers build on. Strong demand in both of these areas led to very strong earnings and guidance throughout the period.

•

JPMorgan Chase & Co. and Bank of America Corp. also added considerable value. The stocks outperformed most notably in the second half of the reporting period on strong earnings reports led by solid fee-based revenue performance (trading, payments & mortgage), as well as the increased likelihood of a December rate hike. Bank holdings’ strong price momentum continued (even accelerated) following the election of Donald Trump as investors positioned for improving future earnings power driven by higher economic growth, inflation, corporate tax reform, and interest rates (the Fed ultimately raised rates), as well as a softening of regulations that could lead to accelerating capital returns and potentially lower legal & compliance costs.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s exposure to the energy sector increased, particularly within oil, gas & consumable fuels. Exposure to telecommunication services also increased. The largest reductions were in industrials (aerospace & defense and air freight & logistics) and health care (providers & services).

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweights in consumer discretionary, information technology and health care. Real estate, utilities and industrials were the most underweighted sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	14.20%	13.60%	13.69%	4.51%
Class II4	14.04	13.35	13.47	4.33
Class III[4]	13.98	13.17	13.29	4.15	[6]
Russell 1000® Value Index.	10.39	17.34	14.80	5.72

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,142.00	$4.63	$1,000.00	$1,020.81	$4.37	0.86%
Class II	$1,000.00	$1,140.40	$5.70	$1,000.00	$1,019.81	$5.38	1.06%
Class III	$1,000.00	$1,139.80	$6.56	$1,000.00	$1,019.00	$6.19	1.22%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

BlackRock Large Cap Value V.I. Fund

Portfolio Information as of December 31, 2016

Sector Allocation	Percent of Net Assets
Financials	26%
Information Technology	15
Health Care	14
Energy	12
Consumer Discretionary	11
Industrials	7
Consumer Staples	6
Materials	4
Utilities	2
Telecommunication Services	1
Short-Term Securities	6
Liabilities in Excess of Other Assets.	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.8%
Raytheon Co.	5,575	$791,650
Airlines — 1.7%
Delta Air Lines, Inc.	15,733	773,906
JetBlue Airways Corp. (a)	16,710	374,638
United Continental Holdings, Inc. (a)	8,198	597,470

		1,746,014
Auto Components — 3.8%
Goodyear Tire & Rubber Co.	63,389	1,956,818
Lear Corp.	14,313	1,894,612

		3,851,430
Banks — 18.7%
Bank of America Corp.	218,031	4,818,485
Citigroup, Inc.	13,587	807,475
JPMorgan Chase & Co.	71,637	6,181,557
Regions Financial Corp.	47,003	674,963
SunTrust Banks, Inc.	43,866	2,406,050
U.S. Bancorp	67,685	3,476,978
Wells Fargo & Co.	7,983	439,943

		18,805,451
Biotechnology — 1.4%
Gilead Sciences, Inc.	19,644	1,406,707
Building Products — 0.8%
Owens Corning	16,493	850,379
Capital Markets — 2.8%
Goldman Sachs Group, Inc.	11,700	2,801,565
Chemicals — 1.5%
Dow Chemical Co.	26,353	1,507,919
Communications Equipment — 3.3%
Cisco Systems, Inc.	110,025	3,324,955
Construction & Engineering — 0.5%
EMCOR Group, Inc.	6,578	465,459
Consumer Finance — 1.3%
SLM Corp. (a)	117,379	1,293,517
Containers & Packaging — 0.9%
Avery Dennison Corp.	13,104	920,163
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B (a)	5,823	949,033
Diversified Telecommunication Services — 1.3%
AT&T Inc.	30,746	1,307,627
Electric Utilities — 1.2%
FirstEnergy Corp.	40,747	1,261,935
Electronic Equipment, Instruments & Components — 2.4%
CDW Corp.	24,120	1,256,411

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Flex Ltd. (a)	81,403	$1,169,761

		2,426,172
Energy Equipment & Services — 1.2%
Schlumberger Ltd.	14,691	1,233,309
Food & Staples Retailing — 4.6%
CVS Health Corp.	13,558	1,069,862
Walgreens Boots Alliance, Inc.	28,736	2,378,191
Wal-Mart Stores, Inc.	17,243	1,191,836

		4,639,889
Health Care Providers & Services — 7.8%
Aetna, Inc.	7,704	955,373
Centene Corp. (a)	13,253	748,927
Cigna Corp.	2,851	380,295
Humana, Inc.	10,711	2,185,365
Laboratory Corp. of America Holdings (a)	8,533	1,095,467
UnitedHealth Group, Inc.	10,995	1,759,640
Universal Health Services, Inc., Class B	6,514	692,959

		7,818,026
Hotels, Restaurants & Leisure — 2.2%
Carnival Corp.	43,635	2,271,638
Household Durables — 1.8%
DR Horton, Inc.	47,392	1,295,223
Lennar Corp., Class A	11,148	478,584

		1,773,807
Industrial Conglomerates — 0.8%
General Electric Co.	24,587	776,949
Insurance — 2.0%
American International Group, Inc.	15,301	999,308
Prudential Financial, Inc.	3,434	357,342
Travelers Cos., Inc.	5,046	617,731

		1,974,381
IT Services — 1.8%
Amdocs Ltd.	17,001	990,308
Cognizant Technology Solutions Corp., Class A (a)	14,324	802,574

		1,792,882
Life Sciences Tools & Services — 0.0%
Quintiles IMS Holdings, Inc. (a)	617	46,923
Media — 2.5%
Comcast Corp., Class A	36,370	2,511,349
Metals & Mining — 1.3%
Rio Tinto PLC — ADR (b)	33,709	1,296,448

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Large Cap Value V.I. Fund

Common Stocks	Shares	Value
Multi-Utilities — 1.0%
Public Service Enterprise Group, Inc.	16,952	$743,854
SCANA Corp.	4,155	304,478

		1,048,332
Oil, Gas & Consumable Fuels — 11.2%
Anadarko Petroleum Corp.	7,267	506,728
BP PLC — ADR (b)	42,863	1,602,219
Chevron Corp.	27,571	3,245,107
Exxon Mobil Corp.	17,764	1,603,379
Hess Corp.	6,460	402,393
Marathon Oil Corp.	32,610	564,479
Statoil ASA — ADR (b)	15,920	290,381
Suncor Energy, Inc. (b)	56,382	1,843,128
Tesoro Corp.	4,414	386,004
TOTAL SA — ADR	7,146	364,232
Valero Energy Corp.	7,231	494,022

		11,302,072
Pharmaceuticals — 5.1%
Allergan PLC (a)	3,069	644,521
Johnson & Johnson	6,884	793,106
Mallinckrodt PLC (a)(b)	15,247	759,606
Merck & Co., Inc.	16,562	975,005
Pfizer, Inc.	33,017	1,072,392
Teva Pharmaceutical Industries Ltd. — ADR	23,678	858,327

		5,102,957
Professional Services — 0.7%
Robert Half International, Inc.	15,186	740,773
Road & Rail — 1.2%
Norfolk Southern Corp.	11,531	1,246,155
Semiconductors & Semiconductor Equipment — 3.6%
Intel Corp.	46,873	1,700,084
Lam Research Corp.	18,132	1,917,096

		3,617,180

Common Stocks	Shares	Value
Software — 2.1%
Activision Blizzard, Inc.	22,641	$817,567
Dell Technologies, Inc., Class V (a)	6,254	343,782
Microsoft Corp.	15,140	940,800

		2,102,149
Specialty Retail — 0.3%
Urban Outfitters, Inc. (a)	10,143	288,873
Technology Hardware, Storage & Peripherals — 2.2%
Apple Inc.	18,844	2,182,512
Tobacco — 1.0%
Altria Group, Inc.	14,343	969,874
Total Common Stocks — 97.7%		98,446,454
Total Long-Term Investments (Cost — $75,501,835) — 97.7%		98,446,454

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)	2,392,712	2,392,712
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)(e)	3,499,173	3,499,523
Total Short-Term Securities (Cost — $5,892,215) — 5.8%		5,892,235
Total Investments (Cost — $81,394,050) — 103.5%		104,338,689
Liabilities in Excess of Other Assets — (3.5)%		(3,553,211)

Net Assets — 100.0%		$100,785,478

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	415,233	(415,233)	—	—	$2,568		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,392,712	2,392,712	$2,392,712	1,774		$15
SL Liquidity Series, LLC, Money Market Series	2,974,751	524,422	3,499,173	3,499,523	15,914	[1]	393
Total				$5,892,235	$20,256		$408

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Large Cap Value V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$98,446,454	—	—	$98,446,454
Short-Term Securities	2,392,712	—	—	2,392,712

Subtotal	$100,839,166	—	—	$100,839,166

Investments Valued at NAV[2]				3,499,523

Total Investments				$104,338,689

[1] See above Schedule of Investments for values in each industry.
[2] As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Statement of Assets and Liabilities

December 31, 2016	BlackRock Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $3,404,222) (cost — $75,501,835)	$98,446,454
Investments at value — affiliated (cost — $5,892,215)	5,892,235
Receivables:
Securities lending income — affiliated	2,770
Dividends — affiliated	719
Dividends — unaffiliated	104,888
From the Manager	28,329
Prepaid expenses	543

Total assets.	104,475,938

Liabilities
Cash collateral on securities loaned at value	3,499,110
Payables:
Capital shares redeemed	21,155
Distribution fees	1,176
Investment advisory fees	60,030
Officer’s and Directors’ fees	2,501
Other accrued expenses	54,712
Other affiliates	535
Transfer agent fees	51,241

Total liabilities	3,690,460

Net Assets	$100,785,478

Net Assets Consist of
Paid-in capital	$76,878,669
Undistributed net investment income	7,169
Accumulated net realized gain	955,001
Net unrealized appreciation (depreciation)	22,944,639

Net Assets	$100,785,478

Net Asset Value
Class I — Based on net assets of $92,795,213 and 7,696,733 shares outstanding, 100 million shares authorized, $0.10 par value	$12.06

Class II — Based on net assets of $6,060,340 and 501,236 shares outstanding, 100 million shares authorized, $0.10 par value.	$12.09

Class III — Based on net assets of $1,929,925 and 161,910 shares outstanding, 100 million shares authorized, $0.10 par value	$11.92

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$2,030,561
Securities lending — affiliated — net	15,914
Dividends — affiliated	4,342
Foreign taxes withheld	(18,810)

Total investment income	2,032,007

Expenses
Investment advisory	720,821
Transfer agent	5,000
Transfer agent — class specific	185,821
Professional	45,250
Accounting services	25,746
Printing.	24,294
Officer and Directors	19,420
Distribution — class specific	13,312
Custodian	12,273
Miscellaneous	9,563

Total expenses	1,061,500
Less:
Fees waived by the Manager	(70,874)
Transfer agent fees reimbursed — class specific	(180,754)

Total expenses after fees waived and/or reimbursed	809,872

Net investment income	1,222,135

Realized and Unrealized Gain
Net realized gain from:
Investments — unaffiliated	8,536,018
Investments — affiliated	393
Capital gain distributions from investment companies — affiliated	15

8,536,426

Net change in unrealized appreciation (depreciation on):
Investments — unaffiliated	2,467,471
Investments — affiliated	20

2,467,491

Total realized and unrealized gain	11,003,917

Net Increase in Net Assets Resulting from Operations	$12,226,052

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statements of Changes in Net Assets	BlackRock Large Cap Value V.I. Fund

	Year Ended December 31,
Decrease in Net Assets:	2016	2015

Operations
Net investment income	$1,222,135	$1,216,396
Net realized gain	8,536,426	6,196,830
Net change in unrealized appreciation (depreciation)	2,467,491	(9,348,119)

Net increase (decrease) in net assets resulting from operations	12,226,052	(1,934,893)

Distributions to Shareholders[1]
From net investment income:
Class I	(1,140,896)	(1,145,336)
Class II	(62,189)	(59,859)
Class III	(16,917)	(15,449)
From net realized gain:
Class I	(5,972,331)	(6,785,472)
Class II	(388,346)	(412,379)
Class III	(123,751)	(131,738)

Decrease in net assets resulting from distributions to shareholders	(7,704,430)	(8,550,233)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,208,753)	(3,545,460)

Net Assets
Total decrease in net assets	(687,131)	(14,030,586)
Beginning of year	101,472,609	115,503,195

End of year	$100,785,478	$101,472,609

Undistributed net investment income, end of year	$7,169	$1,670

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock Large Cap Value V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.49	$12.74	$13.22	$10.73	$9.59

Net investment income[1]	0.15	0.14	0.15	0.14	0.15
Net realized and unrealized gain (loss)	1.41	(0.36)	1.47	3.46	1.15

Net increase (decrease) from investment operations	1.56	(0.22)	1.62	3.60	1.30

Distributions:[2]
From net investment income	(0.16)	(0.15)	(0.16)	(0.16)	(0.16)
From net realized gain	(0.83)	(0.88)	(1.94)	(0.95)	—

Total distributions	(0.99)	(1.03)	(2.10)	(1.11)	(0.16)

Net asset value, end of year	$12.06	$11.49	$12.74	$13.22	$10.73

Total Return[3]
Based on net asset value	13.60%	(1.72)%	12.22%	33.61%	13.58%

Ratios to Average Net Assets
Total expenses	1.09%	1.08%	1.08%	1.08%	1.01%

Total expenses after fees waived and/or reimbursed	0.82%	0.77%	0.77%	0.78%	0.82%

Net investment income	1.29%	1.14%	1.10%	1.10%	1.41%

Supplemental Data
Net assets, end of year (000)	$92,795	$93,983	$109,570	$115,094	$97,758

Portfolio turnover rate	47%	29%	35%	41%	114%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Financial Highlights (continued)	BlackRock Large Cap Value V.I. Fund

	Class II
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$11.52	$12.77	$13.25	$10.75	$9.60

Net investment income[1]	0.13	0.12	0.13	0.11	0.12
Net realized and unrealized gain (loss)	1.40	(0.36)	1.46	3.47	1.16

Net increase (decrease) from investment operations	1.53	(0.24)	1.59	3.58	1.28

Distributions:[2]
From net investment income	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
From net realized gain	(0.83)	(0.88)	(1.94)	(0.95)	—

Total distributions	(0.96)	(1.01)	(2.07)	(1.08)	(0.13)

Net asset value, end of year	$12.09	$11.52	$12.77	$13.25	$10.75

Total Return[3]
Based on net asset value	13.35%	(1.96)%	11.94%	33.39%	13.35%

Ratios to Average Net Assets
Total expenses	1.27%	1.19%	1.23%	1.20%	1.18%

Total expenses after fees waived and/or reimbursed	1.03%	0.96%	0.97%	0.98%	1.00%

Net investment income	1.10%	0.95%	0.92%	0.90%	1.22%

Supplemental Data
Net assets, end of year (000)	$6,060	$5,680	$4,002	$5,324	$3,682

Portfolio turnover rate	47%	29%	35%	41%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights (concluded)	BlackRock Large Cap Value V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$11.37	$12.61	$13.12	$10.66	$9.52

Net investment income[1]	0.11	0.10	0.10	0.09	0.12
Net realized and unrealized gain (loss)	1.38	(0.36)	1.44	3.44	1.14

Net increase (decrease) from investment operations	1.49	(0.26)	1.54	3.53	1.26

Distributions:[2]
From net investment income	(0.11)	(0.10)	(0.11)	(0.12)	(0.12)
From net realized gain	(0.83)	(0.88)	(1.94)	(0.95)	—

Total distributions	(0.94)	(0.98)	(2.05)	(1.07)	(0.12)

Net asset value, end of year	$11.92	$11.37	$12.61	$13.12	$10.66

Total Return[3]
Based on net asset value	13.17%	(2.11)%	11.72%	33.16%	13.26%

Ratios to Average Net Assets
Total expenses	1.35%	1.34%	1.32%	1.33%	1.26%

Total expenses after fees waived and/or reimbursed	1.18%	1.13%	1.13%	1.14%	1.15%

Net investment income	0.92%	0.78%	0.73%	0.74%	1.13%

Supplemental Data
Net assets, end of year (000)	$1,930	$1,810	$1,931	$1,576	$987

Portfolio turnover rate	47%	29%	35%	41%	114%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements	BlackRock Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

“Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,648,199	$(1,648,199)	—
Deutsche Bank Securities, Inc.	1,002,980	(1,002,980)	—
Goldman Sachs & Co.	237,914	(237,914)	—
State Street Bank & Trust Company	515,129	(515,129)	—

Total	$3,404,222	$(3,404,222)	—

[1]

Cash collateral with a value of $3,499,110 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the year ended December 31, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$8,738	$4,574	$13,312

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent - class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$169,263	$12,889	$3,669	$185,821

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of outstanding voting securities of the Fund.

The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. Prior to June 17, 2016, the waiver was 0.10%. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $69,997.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $877.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as transfer agent fees reimbursed — class specific in the Statement of Operations:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$169,263	$9,840	$1,651	$180,754

For the year ended December 31, 2016, the Fund reimbursed the Manager $1,070 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $5,469 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $44,624,055 and $58,119,709, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$3,366
Accumulated net realized gain	$(3,366)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$1,216,636	$1,220,362
Long-term capital gains	6,487,794	7,329,871

Total	$7,704,430	$8,550,233

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$2,377,043
Net unrealized gains[1]	21,529,766

Total	$23,906,809

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$82,808,924

Gross unrealized appreciation	$23,241,713
Gross unrealized depreciation	(1,711,948)

Net unrealized appreciation	$21,529,765

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but,

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class l
Shares sold	214,822	$2,473,890	192,858	$2,428,202
Shares issued in reinvestment of distributions.	588,001	7,113,227	674,510	7,930,808
Shares redeemed	(1,286,398)	(14,879,343)	(1,290,868)	(16,250,700)

Net decrease	(483,575)	$(5,292,226)	(423,500)	$(5,891,690)

Class ll
Shares sold	194,495	$2,194,408	338,290	$4,262,284
Shares issued in reinvestment of distributions.	37,157	450,535	40,057	472,238
Shares redeemed	(223,479)	(2,574,630)	(198,689)	(2,459,051)

Net increase	8,173	$70,313	179,658	$2,275,471

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock Large Cap Value V.I. Fund

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class lll
Shares sold	46,118	$529,587	16,120	$200,909
Shares issued in reinvestment of distributions	11,767	140,668	12,646	147,187
Shares redeemed	(55,137)	(657,095)	(22,713)	(277,337)

Net increase	2,748	$13,160	6,053	$70,759

Total Net Decrease	(472,654)	$(5,208,753)	(237,789)	$(3,545,460)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Value V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2017

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc.
▶ BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund underperformed its blended benchmark (50% MSCI All Country World Index (“ACWI”)/50% Citi World Government Bond Index (“WGBI”) (hedged into USD)) and outperformed its performance benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

Within the Fund’s equity exposure, country allocations detracted versus the blended benchmark. Specifically, a long Japanese equity position in the second quarter detracted as monetary policy announcements from the Bank of Japan (“BoJ”) disappointed markets. Currency exposure in Japan also detracted over the period. Specifically, a long position in the yen versus the U.S. dollar detracted in November and December as the dollar strengthened markedly on expectations for more Federal Reserve (the “Fed”) interest rate hikes, and the BoJ’s long-term interest rate target led the yen lower against major currencies.

•

Conversely, the Fund’s broad equity exposure was the largest positive contributor over the 12-month period. A tilt toward developed market equities, particularly U.S. equities, supported performance as improving economic data, dollar strength, and the prospect of fiscal stimulus after the U.S. election boosted investor sentiment. Short positions in U.S. fixed income, while detractors earlier in the year, generated strong returns in the fourth quarter, ultimately contributing positively for the full period. The Fund maintained this short position for much of the year on the view that strong growth data and improving U.S. inflationary dynamics would place upward pressure on interest rates, and spur the Fed to raise interest rates throughout the year. While the Fed proved more dovish than expected, it did hike rates in December and, when combined with a dramatic rise in inflation expectations post-U.S. election, this led to both a steepening and a shift higher in the U.S. yield curve, aiding performance.

Describe recent portfolio activity.

•	On the broad asset allocation level, the Fund reduced equity exposure gradually over the period. Equity beta (a measure of an investment’s directional exposure to a particular asset class) ranged from a high of roughly 35% to a low of roughly 10%. Within fixed income, the Fund began the year modestly long duration, but as the year progressed and the case for rising rates in the U.S. strengthened, the Fund moved to short U.S. rates, bringing the Fund’s duration (a measure of interest rate sensitivity) down to below 0.5 years. Following the U.S. election, the Fund closed its U.S. rates short position and moved to a long stance on the view that bond markets may have sold off overzealously.

•

In terms of directional equity views, the Fund had reduced exposure coming into 2016 and used the early year market pullback as an opportunity to reallocate to equities. The Fund pared directional equity positions during the summer, but subsequently added exposure as stocks sold off following the U.K. “Brexit” referendum, only to once again trim exposure as the end of the third quarter approached. Post-U.S. election, the Fund added to U.S. and Japanese equities before again paring these exposures as market prices rose on the view that there was limited remaining upside potential. In terms of directional fixed income views, the Fund remained long in duration throughout the period. Relative value fixed income positions were used throughout the year to take advantage of monetary policy divergence across the globe.

•

Derivatives in the form of futures contracts were used by the investment adviser as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of futures contracts had a positive impact on Fund performance.

•

The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility in both equities and fixed income. The Fund’s cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned for an acceleration in global growth and inflation, a position strengthened by the U.S. election, which served as a catalyst for investors to become more optimistic on the economic outlook. In this vein, from a broad asset allocation perspective, the Fund maintained a slight overweight to equities versus bonds. That said, the Fund held less directional exposure with respect to both equities and fixed income by comparison to recent past months, leading to an increased cash allocation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Investment Companies	99%
Non-Agency Mortgage-Backed Securities	1

[1]	Total investments exclude short-term securities.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

[6]

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	5 Years[8]	10 Years[8]
Class I7	2.17%	1.71%	5.06%	2.51%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	1.81	5.99	6.63	4.34
MSCI ACWI	6.55	7.86	9.36	3.56
Citigroup WGBI (hedged into USD)	(2.78)	3.75	3.58	4.25
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.18	0.33	0.12	0.80

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$1,021.70	$4.42	$1,000.00	$1,020.76	$4.42	0.87%

[9]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[1][0]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 1.48%, 10/25/34 (a)	$7	$6,775
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.36%, 12/25/34 (a)	8	7,117
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 2.08%, 9/25/34 (a)	10	9,121
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.89%, 1/25/35 (a)	9	8,557
Total Asset-Backed Securities — 0.2%		31,570

Investment Companies	Shares
iShares 1-3 Year Credit Bond ETF (b)	15,923	1,670,960
iShares 3-7 Year Treasury Bond ETF (b)(c)	6,491	795,212
iShares Core U.S. Aggregate Bond ETF (b)(c)	17,278	1,867,061
iShares MSCI EAFE ETF (b)	21,263	1,227,513
SPDR Bloomberg Barclays International Treasury Bond ETF (c)(d)	136,622	3,549,439
Total Investment Companies — 57.3%		9,110,185

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.3%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37$	$26	18,917
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 3.02%, 7/27/36 (a)(e)	9	9,233
Series 2011-5R, Class 2A1, 3.14%, 8/27/46 (a)(e)	18	17,838
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.56%, 11/25/34 (a)	3	2,795
Total Non-Agency Mortgage-Backed Securities — 0.3%		48,783

Other Interests (f)	Beneficial Interest (000)	Value
Capital Markets — 0.0%
Lehman Brothers Holdings, Inc. (d)(g)	$25	—
Total Long-Term Investments (Cost — $9,967,623) — 57.8%		$9,190,538

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (b)(h)	5,383,858	5,383,858
SL Liquidity Series, LLC, Money Market Series, 0.95% (b)(h)(i)	3,789,314	3,789,692
Total Short-Term Securities (Cost — $9,173,929) — 57.7%		9,173,550
Total Investments (Cost — $19,141,552) — 115.5%		18,364,088
Liabilities in Excess of Other Assets — (15.5)%		(2,469,102)

Net Assets — 100.0%		$15,894,986

Portfolio Abbreviations

AUD	Australian Dollar	ETF	Exchange Traded Fund	MSCI	Morgan Stanley Capital International
CAD	Canadian Dollar	GBP	British Pound	SPDR	Standard & Poor’s Depositary Receipts
CHF	Swiss Franc	HKD	Hong Kong Dollar	USD	U.S. Dollar
DKK	Danish Krone	JPY	Japanese Yen

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	$7,158,009	—		(7,158,009)[1]	—	—	$15,677		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	5,383,858	[2]	—	$5,383,858	$5,383,858	4,934		$27
SL Liquidity Series, LLC, Money Market Series	—	3,789,314	[2]	—	3,789,314	3,789,692	13,087	[3]	(79)
iShares 1-3 Year Credit Bond ETF	15,923	—		—	15,923	1,670,960	24,300		—
iShares 3-7 Year Treasury Bond ETF	6,491	—		—	6,491	795,212	10,565		—
iShares Core U.S. Aggregate Bond ETF	17,278	—		—	17,278	1,867,061	44,674		—
iShares Core S&P 500 ETF	—	250		(250)	—	—	—		(1,345)
iShares MSCI EAFE ETF	27,461	—		(6,198)	21,263	1,227,513	37,657		(16,662)

Total						$14,734,296	$150,894		$(18,059)

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Security, or a portion of security, is on loan.

(d)	Non-income producing security.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Current yield as of period end.

(i)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(3)	AUD Currency	March 2017	USD	216,060	$8,079
52	Australian Government Bonds (3 Year)	March 2017	USD	4,182,906	(4,373)
(9)	CAD Currency	March 2017	USD	669,735	16,138
(1)	CHF Currency	March 2017	USD	123,325	611
(18)	Euro Currency	March 2017	USD	2,379,150	23,592
7	Euro Currency	March 2017	USD	925,225	(9,204)
(18)	Euro STOXX 50 Index	March 2017	USD	620,918	(15,758)
(17)	Euro-Bobl	March 2017	USD	2,391,324	(18,300)
(8)	GBP Currency	March 2017	USD	617,900	17,135
(19)	JPY Currency	March 2017	USD	2,041,788	30,721
10	S&P 500 E-Mini	March 2017	USD	1,118,100	(7,161)
(11)	U.S. Treasury Notes (10 Year)	March 2017	USD	1,367,094	5,094
Total					$46,574

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	44,613	DKK	307,846	Morgan Stanley & Co. International PLC	4/05/17	$788
USD	45,479	HKD	352,493	Credit Suisse International	4/05/17	10
Total						$798

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	$96,276	$5,094	—	$101,370
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	798	—	—	798
Total		—	—	—	$97,074	$5,094	—	$102,168

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$22,919	$9,204	$22,673	—	$54,796

[1]

Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$26,874	$(59,784)	$101,428	—	$68,518
Forward foreign currency exchange contracts	—	—	—	1,076	—	—	1,076
Total	—	—	$26,874	$(58,708)	$101,428	—	$69,594

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$31,497	$130,898	$(36,671)	—	$125,724
Forward foreign currency exchange contracts	—	—	—	798	—	—	798
Total	—	—	$31,497	$131,696	$(36,671)	—	$126,522

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,607,131
Average notional value of contracts — short	$11,055,090
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$22,523
Average amounts sold — in USD	$918,146	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$17,308	$30,483
Forward foreign currency exchange contracts	798	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$18,106	$30,483
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(17,308)	(30,483)

Total derivative assets and liabilities subject to an MNA	$798	—

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Credit Suisse International	$10	—	—	—	$10
Morgan Stanley & Co. International PLC	788	—	—	—	788

Total	$798	—	—	—	$798

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$31,570	—	$31,570
Investment Companies	$9,110,185	—	—	9,110,185
Non-Agency Mortgage-Backed Securities	—	48,783	—	48,783
Other Interests	—	—	—	—
Short-Term Securities	5,383,858	—	—	5,383,858

Subtotal	$14,494,043	$80,353	—	$14,574,396

Investments Valued at NAV[1]				3,789,692

Total Investments				$18,364,088

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	$96,276	$798	—	$97,074
Interest rate contracts	5,094	—	—	5,094
Liabilities:
Equity contracts	(22,919)	—	—	(22,919)
Foreign currency exchange contracts	(9,204)	—	—	(9,204)
Interest rate contracts	(22,673)	—	—	(22,673)

Total	$46,574	$798	—	$47,372

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $3,719,210) (cost — $4,192,805)	$3,629,792
Investments at value — affiliated (cost — $14,948,747)	14,734,296
Cash pledged for futures contracts	364,750
Foreign currency at value (cost — $1,145,292)	1,074,165
Receivables:
Securities lending income — affiliated	816
Dividends — affiliated	1,399
Interest — unaffiliated	222
From the Manager	4,305
Variation margin on futures contracts	17,308
Unrealized appreciation on foreign currency exchange contracts	798
Prepaid expenses	95
Other assets	233

Total assets	19,828,179

Liabilities
Cash collateral on securities loaned at value	3,790,150
Payables:
Capital shares redeemed	1,447
Investment advisory fees	1,110
Officer’s and Directors’ fees	452
Other accrued expenses	15,895
Other affiliates	92
Printing fees	10,758
Professional fees	82,806
Variation margin on futures contracts	30,483

Total liabilities	3,933,193

Net Assets	$15,894,986

Net Assets Consist of
Paid-in capital	$16,679,520
Distributions in excess of net investment income	(31,273)
Accumulated net realized gain	47,726
Net unrealized appreciation (depreciation)	(800,987)

Net Assets	$15,894,986

Net Asset Value
Class I — Based on net assets of $15,894,986 and 1,205,107 shares outstanding, 100 million shares authorized, $0.10 par value	$13.19

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statement of Operations

Year Ended December 31, 2016	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — affiliated	$137,807
Securities lending — affiliated — net	13,087
Interest — unaffiliated	4,745
Other income	31,721

Total income	187,360

Expenses
Investment advisory	92,341
Professional	64,818
Transfer agent	5,000
Transfer agent — class specific	31,594
Printing	15,760
Accounting services	8,974
Officer and Directors	5,802
Custodian	2,413
Miscellaneous	6,793

Total expenses	233,495
Less:
Fees waived by the Manager	(44,264)
Transfer agent fees reimbursed — class specific	(31,594)

Total expenses after fees waived and/or reimbursed	157,637

Net investment income	29,723

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	27
Investments — unaffiliated	(41,108)
Investments — affiliated	(18,086)
Futures contracts	68,518
Forward foreign currency exchange contracts	1,076
Foreign currency transactions	47,961

58,388

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	128,505
Investments — affiliated	(20,530)
Futures contracts	125,724
Forward foreign currency exchange contracts	798
Foreign currency translations	(61,702)

172,795

Net realized and unrealized gain	231,183

Net Increase in Net Assets Resulting from Operations	$260,906

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock Managed Volatility V.I. Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income (loss)	$29,723	$(91,974)
Net realized gain	58,388	741,025
Net change in unrealized appreciation (depreciation)	172,795	(713,526)

Net increase (decrease) in net assets resulting from operations	260,906	(64,475)

Distributions to Shareholders[1]
From net investment income	(135,000)	—
From net realized gain	—	(765,860)

Decrease in net assets resulting from distributions to shareholders	(135,000)	(765,860)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,410,537)	(2,272,790)

Net Assets
Total decrease in net assets	(2,284,631)	(3,103,125)
Beginning of year	18,179,617	21,282,742

End of year	$15,894,986	$18,179,617

Undistributed (distributions in excess of) net investment income, end of year	$(31,273)	$256

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.08	$13.70	$14.41	$13.28	$12.26

Net investment income (loss)[1]	0.02 [2]	(0.06)	0.04	0.07	0.20
Net realized and unrealized gain (loss)	0.20	(0.01)	0.29	1.60	1.01

Net increase (decrease) from investment operations	0.22	(0.07)	0.33	1.67	1.21

Distributions from:[3]
Net investment income	(0.11)	—	—	(0.13)	(0.19)
Net realized gain	—	(0.55)	(1.04)	(0.41)	—

Total distributions	(0.11)	(0.55)	(1.04)	(0.54)	(0.19)

Net asset value, end of year	$13.19	$13.08	$13.70	$14.41	$13.28

Total Return[4]
Based on net asset value	1.71%[5]	(0.57)%	2.28%	12.62%	9.88%

Ratios to Average Net Assets
Total expenses[6]	1.39%	1.47%	1.60%	1.78%	1.36%

Total expenses after fees waived and/or reimbursed[6]	0.94%	1.00%	1.07%	1.23%	1.22%

Total expenses after fees waived and/or reimbursed and excluding interest expense[6]	0.94%	1.00%	1.07%	1.23%	1.22%

Net investment income (loss)[6]	0.18%[2]	(0.46)%	0.25%	0.47%	1.49%

Supplemental Data
Net assets, end of year (000)	$15,895	$18,180	$21,283	$24,092	$25,975

Portfolio turnover rate	1%	13%	64%	241%[7]	502%[7]

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a one time payment from a third party administrator.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Includes reimbursement of out of pocket expenses from a third party administrator. Excluding this amount, the Fund’s total return is 1.48%.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.25%	0.23%	0.23%	0.22%	—

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	1%	13%	64%	229%	400%

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive position as applicable and consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

Other income in the Statement of Operations represents a one time payment from a third party administrator.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•

Exchange-traded funds traded on a recognized securities exchange are valued at the official closing price each day, if available. For exchange-traded funds traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Exchange-traded funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

For mortgage pass through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	3,719,210	(3,719,210)	—

[1]

Cash collateral with a value of $3,790,150 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion – $3 Billion	0.52%
$3 Billion – $5 Billion	0.50%
$5 Billion – $10 Billion	0.48%
Greater than $10 Billion	0.47%

With respect to the Fund, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the year ended December 31, 2016, the Fund had no distribution fees.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 1.00% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $29,869.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by the Manager of its affiliates, if any. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $4,067.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $10,328.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

For the year ended December 31, 2016, the Fund reimbursed the Manager $187 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $2,730 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were $54,163 and $1,112,999, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and net paydown gain were reclassified to the following accounts:

Distributions in excess of net investment income	$73,748
Undistributed net realized gains	$(73,748)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$135,000	$239,265
Long-term capital gains	—	526,595

Total	$135,000	$765,860

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$ 43,041
Undistributed long-term capital gains	55,657
Net unrealized losses[1]	(850,454)
Qualified late-year losses[2]	(32,778)

Total	$(784,534)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the tax taxable year.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$19,140,072

Gross unrealized appreciation	$2,156
Gross unrealized depreciation	(778,140)

Net unrealized depreciation	$(775,984)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	30,752	$402,215	22,048	$299,746
Shares issued in reinvestment of distributions	10,251	135,000	57,130	765,860
Shares redeemed	(226,177)	(2,947,752)	(242,731)	(3,338,396)

Net decrease	(185,174)	$(2,410,537)	(163,553)	$(2,272,790)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Managed Volatility V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Volatility V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Managed Volatility V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund’s Class I and Class II Shares returned 11.60% and 11.47%, respectively, while the benchmark, the S&P 500® Index returned 11.96%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

•

The year started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta and Pakistan. Domestic equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the “Brexit”, i.e., the U.K.’s vote to leave the European Union.

•

U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Federal Reserve (the “Fed”) that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed’s decision to raise rates by 25 basis points (0.25%) at the end of the reporting period did not come as a big surprise.

•

The U.S. election and the Fed were front and center in 2016. The year started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were shocked by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	20%
Financials	15
Health Care	13
Consumer Discretionary	12
Industrials	10
Consumer Staples	9
Energy	7
Utilities	3
Real Estate	3
Materials	3
Telecommunication Services	3
Short-Term Securities	4
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500®Index.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1Year[5]	5 Years[5]	10 Years[5]
Class I4	7.70%	11.60%	14.26%	6.61%
Class II4	7.66	11.47	14.10	6.40
S&P 500® Index	7.82	11.96	14.66	6.95

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,077.00	$1.67	$1,000.00	$1,023.53	$1.63	0.32%
Class II	$1,000.00	$1,076.60	$2.45	$1,000.00	$1,022.77	$2.39	0.47%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transac-

tion or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.2%
Arconic, Inc.	4,313	$79,963
Boeing Co.	5,770	898,274
General Dynamics Corp.	2,876	496,570
L-3 Communications Holdings, Inc.	782	118,950
Lockheed Martin Corp.	2,531	632,598
Northrop Grumman Corp.	1,803	419,342
Raytheon Co.	2,977	422,734
Rockwell Collins, Inc.	1,325	122,907
Textron, Inc.	2,719	132,035
TransDigm Group, Inc.	502	124,978
United Technologies Corp.	7,698	843,855

		4,292,206
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc. (a)	1,388	101,685
Expeditors International of Washington, Inc.	1,847	97,817
FedEx Corp.	2,449	456,004
United Parcel Service, Inc., Class B	6,929	794,341

		1,449,847
Airlines — 0.6%
Alaska Air Group, Inc.	1,242	110,203
American Airlines Group, Inc.	5,291	247,037
Delta Air Lines, Inc.	7,504	369,122
Southwest Airlines Co.	6,214	309,706
United Continental Holdings, Inc. (b)	2,942	214,413

		1,250,481
Auto Components — 0.2%
BorgWarner, Inc.	2,019	79,629
Delphi Automotive PLC	2,738	184,404
Goodyear Tire & Rubber Co.	2,680	82,732

		346,765
Automobiles — 0.5%
Ford Motor Co.	39,126	474,598
General Motors Co.	13,945	485,844
Harley-Davidson, Inc.	1,867	108,921

		1,069,363
Banks — 6.6%
Bank of America Corp.	101,586	2,245,051
BB&T Corp.	8,206	385,846
Citigroup, Inc.	28,659	1,703,204
Citizens Financial Group, Inc.	5,350	190,621
Comerica, Inc.	1,667	113,539
Fifth Third Bancorp	7,684	207,237
Huntington Bancshares, Inc.	10,834	143,225
JPMorgan Chase & Co.	35,981	3,104,800
KeyCorp	10,811	197,517
M&T Bank Corp.	1,604	250,914
People’s United Financial, Inc. (a)	3,233	62,591
PNC Financial Services Group, Inc. (c)	4,925	576,028
Regions Financial Corp.	12,890	185,100
SunTrust Banks, Inc.	4,953	271,672
U.S. Bancorp	16,137	828,958
Wells Fargo & Co.	45,439	2,504,143
Zions Bancorporation	2,099	90,341

		13,060,787
Beverages — 2.0%
Brown-Forman Corp., Class B (a)	1,829	82,159
Coca-Cola Co.	38,944	1,614,618
Constellation Brands, Inc., Class A	1,753	268,752
Dr. Pepper Snapple Group, Inc.	1,847	167,467
Molson Coors Brewing Co., Class B	1,824	177,493

Common Stocks	Shares	Value
Beverages (continued)
Monster Beverage Corp. (b)	4,068	$180,375
PepsiCo, Inc.	14,408	1,507,509

		3,998,373
Biotechnology — 2.7%
AbbVie, Inc.	16,328	1,022,459
Alexion Pharmaceuticals, Inc. (b)	2,238	273,819
Amgen, Inc.	7,487	1,094,674
Biogen, Inc. (b)	2,198	623,309
Celgene Corp. (b)	7,776	900,072
Gilead Sciences, Inc.	13,224	946,971
Regeneron Pharmaceuticals, Inc. (b)	757	277,887
Vertex Pharmaceuticals, Inc. (b)	2,443	179,976

		5,319,167
Building Products — 0.3%
Allegion PLC	993	63,552
Fortune Brands Home & Security, Inc.	1,531	81,847
Johnson Controls International PLC	9,459	389,616
Masco Corp.	3,257	102,986

		638,001
Capital Markets — 2.8%
Affiliated Managers Group, Inc. (b)	526	76,428
Ameriprise Financial, Inc.	1,617	179,390
Bank of New York Mellon Corp.	10,700	506,966
BlackRock, Inc. (c)	1,224	465,781
Charles Schwab Corp.	12,074	476,561
CME Group, Inc.	3,383	390,229
E*TRADE Financial Corp. (b)	2,856	98,960
Franklin Resources, Inc.	3,524	139,480
Goldman Sachs Group, Inc.	3,718	890,275
Intercontinental Exchange, Inc.	5,940	335,135
Invesco Ltd.	4,056	123,059
Moody’s Corp. (a)	1,675	157,902
Morgan Stanley	14,497	612,498
Nasdaq, Inc.	1,169	78,463
Northern Trust Corp.	2,182	194,307
S&P Global, Inc.	2,633	283,153
State Street Corp. (a)	3,673	285,466
T. Rowe Price Group, Inc.	2,456	184,839

		5,478,892
Chemicals — 2.0%
Air Products & Chemicals, Inc.	2,171	312,233
Albemarle Corp.	1,121	96,496
CF Industries Holdings, Inc. (a)	2,227	70,106
Dow Chemical Co.	11,301	646,643
E.I. du Pont de Nemours & Co.	8,761	643,057
Eastman Chemical Co.	1,489	111,988
Ecolab, Inc.	2,651	310,750
FMC Corp.	1,384	78,279
International Flavors & Fragrances, Inc. (a)	802	94,500
LyondellBasell Industries NV, Class A	3,438	294,912
Monsanto Co.	4,373	460,083
Mosaic Co. (a)	3,618	106,116
PPG Industries, Inc.	2,653	251,398
Praxair, Inc.	2,833	331,999
Sherwin-Williams Co.	804	216,067

		4,024,627
Commercial Services & Supplies — 0.3%
Cintas Corp.	857	99,035
Pitney Bowes, Inc.	1,919	29,150
Republic Services, Inc.	2,336	133,269

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Commercial Services & Supplies (continued)
Stericycle, Inc. (b)	832	$64,097
Waste Management, Inc.	4,096	290,447

		615,998
Communications Equipment — 1.0%
Cisco Systems, Inc.	50,425	1,523,843
F5 Networks, Inc. (a)(b)	698	101,015
Harris Corp.	1,203	123,271
Juniper Networks, Inc.	3,838	108,462
Motorola Solutions, Inc.	1,670	138,426

		1,995,017
Construction & Engineering — 0.1%
Fluor Corp.	1,425	74,841
Jacobs Engineering Group, Inc. (a)(b)	1,274	72,618
Quanta Services, Inc. (b)	1,515	52,798

		200,257
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	649	143,773
Vulcan Materials Co.	1,345	168,327

		312,100
Consumer Finance — 0.8%
American Express Co.	7,785	576,713
Capital One Financial Corp.	4,849	423,027
Discover Financial Services	4,105	295,929
Navient Corp.	3,178	52,215
Synchrony Financial	7,945	288,165

		1,636,049
Containers & Packaging — 0.3%
Avery Dennison Corp.	856	60,108
Ball Corp.	1,737	130,397
International Paper Co.	4,152	220,305
Sealed Air Corp.	1,979	89,728
WestRock Co.	2,568	130,377

		630,915
Distributors — 0.1%
Genuine Parts Co.	1,468	140,253
LKQ Corp. (b)	3,046	93,360

		233,613
Diversified Consumer Services — 0.0%
H&R Block, Inc. (a)	2,197	50,509
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B (b)	19,029	3,101,346
Leucadia National Corp.	3,252	75,609

		3,176,955
Diversified Telecommunication Services — 2.6%
AT&T Inc.	61,677	2,623,123
CenturyLink, Inc. (a)	5,329	126,724
Frontier Communications Corp. (a)	12,108	40,925
Level 3 Communications, Inc. (b)	2,918	164,458
Verizon Communications, Inc.	40,871	2,181,694

		5,136,924
Electric Utilities — 1.9%
Alliant Energy Corp. (a)	2,268	85,934
American Electric Power Co., Inc.	4,888	307,748
Duke Energy Corp.	6,872	533,405
Edison International	3,242	233,392
Entergy Corp.	1,745	128,205
Eversource Energy	3,131	172,925

Common Stocks	Shares	Value
Electric Utilities (continued)
Exelon Corp.	9,146	$324,592
FirstEnergy Corp.	4,205	130,229
NextEra Energy, Inc.	4,681	559,192
PG&E Corp.	4,998	303,728
Pinnacle West Capital Corp.	1,082	84,428
PPL Corp. (a)	6,706	228,339
Southern Co.	9,810	482,554
Xcel Energy, Inc.	5,034	204,884

		3,779,555
Electrical Equipment — 0.5%
Acuity Brands, Inc.	435	100,424
AMETEK, Inc.	2,382	115,765
Eaton Corp. PLC	4,556	305,662
Emerson Electric Co.	6,388	356,131
Rockwell Automation, Inc.	1,323	177,811

		1,055,793
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	3,045	204,624
Corning, Inc.	9,535	231,414
FLIR Systems, Inc. (a)	1,378	49,870
TE Connectivity Ltd.	3,565	246,983

		732,891
Energy Equipment & Services — 1.2%
Baker Hughes, Inc.	4,314	280,281
FMC Technologies, Inc. (b)	2,368	84,135
Halliburton Co.	8,628	466,688
Helmerich & Payne, Inc.	1,024	79,258
National Oilwell Varco, Inc. (a)	3,830	143,395
Schlumberger Ltd.	13,952	1,171,270
Transocean Ltd. (b)	3,493	51,487

		2,276,514
Equity Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp.	4,266	450,831
Apartment Investment & Management Co., Class A	1,610	73,175
AvalonBay Communities, Inc.	1,370	242,695
Boston Properties, Inc.	1,524	191,689
Crown Castle International Corp.	3,614	313,587
Digital Realty Trust, Inc. (a)	1,597	156,921
Equinix, Inc.	713	254,833
Equity Residential	3,605	232,018
Essex Property Trust, Inc. (a)	639	148,567
Extra Space Storage, Inc.	1,230	95,005
Federal Realty Investment Trust	705	100,188
General Growth Properties, Inc.	5,754	143,735
HCP, Inc.	4,689	139,357
Host Hotels & Resorts, Inc. (a)	7,324	137,984
Iron Mountain, Inc.	2,399	77,919
Kimco Realty Corp.	4,211	105,949
Macerich Co.	1,209	85,646
Mid-America Apartment Communities, Inc.	1,137	111,335
Prologis, Inc.	5,263	277,834
Public Storage	1,495	334,133
Realty Income Corp.	2,541	146,057
Simon Property Group, Inc.	3,152	560,014
SL Green Realty Corp.	1,006	108,195
UDR, Inc.	2,600	94,848
Ventas, Inc.	3,522	220,195
Vornado Realty Trust	1,745	182,122
Welltower, Inc. (a)	3,590	240,279

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	7,467	$224,682

		5,449,793
Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	4,378	700,962
CVS Health Corp.	10,690	843,548
Kroger Co.	9,531	328,915
Sysco Corp.	5,118	283,384
Walgreens Boots Alliance, Inc.	8,585	710,495
Wal-Mart Stores, Inc.	15,196	1,050,347
Whole Foods Market, Inc.	3,270	100,585

		4,018,236
Food Products — 1.6%
Archer-Daniels-Midland Co.	5,867	267,829
Campbell Soup Co	1,948	117,796
Conagra Brands, Inc.	4,180	165,319
General Mills, Inc.	5,988	369,879
Hershey Co.	1,445	149,456
Hormel Foods Corp.	2,655	92,421
JM Smucker Co. (a)	1,179	150,983
Kellogg Co.	2,529	186,413
Kraft Heinz Co.	5,976	521,824
McCormick & Co, Inc., Non-Voting Shares	1,163	108,543
Mead Johnson Nutrition Co.	1,831	129,562
Mondelez International, Inc., Class A	15,616	692,257
Tyson Foods, Inc., Class A	3,004	185,287

		3,137,569
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	14,654	562,860
Baxter International, Inc.	4,910	217,709
Becton Dickinson and Co.	2,112	349,642
Boston Scientific Corp. (b)	13,644	295,120
Cooper Cos., Inc.	488	85,366
CR Bard, Inc.	726	163,103
Danaher Corp.	6,092	474,201
DENTSPLY SIRONA, Inc.	2,341	135,146
Edwards Lifesciences Corp. (b)	2,128	199,394
Hologic, Inc. (b)	2,782	111,614
Intuitive Surgical, Inc. (a)(b)	381	241,619
Medtronic PLC	13,852	986,678
St. Jude Medical, Inc.	2,856	229,023
Stryker Corp.	3,124	374,286
Varian Medical Systems, Inc. (a)(b)	919	82,508
Zimmer Biomet Holdings, Inc.	1,989	205,265

		4,713,534
Health Care Providers & Services — 2.6%
Aetna, Inc.	3,515	435,895
AmerisourceBergen Corp. (a)	1,813	141,758
Anthem, Inc.	2,637	379,121
Cardinal Health, Inc.	3,194	229,872
Centene Corp. (b)	1,733	97,932
Cigna Corp.	2,543	339,211
DaVita, Inc. (b)	1,670	107,214
Envision Healthcare Corp. (a)(b)	1,175	74,366
Express Scripts Holding Co. (b)	6,199	426,429
HCA Holdings, Inc. (b)	2,960	219,099
Henry Schein, Inc. (b)	825	125,161
Humana, Inc.	1,494	304,821
Laboratory Corp. of America Holdings (b)	1,026	131,718
McKesson Corp.	2,271	318,962
Patterson Cos., Inc. (a)	887	36,394
Quest Diagnostics, Inc.	1,435	131,877
UnitedHealth Group, Inc.	9,552	1,528,702

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Universal Health Services, Inc., Class B	917	$97,550

		5,126,082
Health Care Technology — 0.1%
Cerner Corp. (b)	2,967	140,547
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	4,340	225,940
Chipotle Mexican Grill, Inc. (a)(b)	293	110,555
Darden Restaurants, Inc. (a)	1,266	92,063
Marriott International, Inc., Class A	3,277	270,942
McDonald’s Corp.	8,350	1,016,362
Royal Caribbean Cruises Ltd. (a)	1,715	140,699
Starbucks Corp.	14,714	816,921
Wyndham Worldwide Corp.	1,139	86,985
Wynn Resorts Ltd.	831	71,890
Yum! Brands, Inc.	3,495	221,338

		3,053,695
Household Durables — 0.5%
DR Horton, Inc.	3,396	92,813
Garmin Ltd. (a)	1,226	59,449
Harman International Industries, Inc.	734	81,591
Leggett & Platt, Inc.	1,408	68,823
Lennar Corp., Class A	1,882	80,794
Mohawk Industries, Inc. (b)	639	127,596
Newell Brands, Inc.	4,833	215,793
PulteGroup, Inc.	3,102	57,015
Whirlpool Corp.	756	137,418

		921,292
Household Products — 1.8%
Church & Dwight Co., Inc.	2,526	111,624
Clorox Co.	1,286	154,346
Colgate-Palmolive Co.	8,895	582,089
Kimberly-Clark Corp.	3,597	410,490
Procter & Gamble Co.	26,899	2,261,668

		3,520,217
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	6,698	77,831
NRG Energy, Inc.	3,283	40,250

		118,081
Industrial Conglomerates — 2.5%
3M Co.	6,060	1,082,134
General Electric Co.	88,978	2,811,705
Honeywell International, Inc.	7,617	882,429
Roper Technologies, Inc.	999	182,897

		4,959,165
Insurance — 2.7%
Aflac, Inc.	4,155	289,188
Allstate Corp.	3,766	279,136
American International Group, Inc.	9,810	640,691
Aon PLC	2,689	299,904
Arthur J. Gallagher & Co.	1,761	91,502
Assurant, Inc. (a)	646	59,988
Chubb Ltd.	4,662	615,943
Cincinnati Financial Corp.	1,502	113,777
Hartford Financial Services Group, Inc.	3,915	186,550
Lincoln National Corp.	2,334	154,674
Loews Corp.	2,709	126,862
Marsh & McLennan Cos., Inc.	5,186	350,522
MetLife, Inc.	10,984	591,928
Principal Financial Group, Inc.	2,644	152,982
Progressive Corp.	5,816	206,468

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Insurance (continued)
Prudential Financial, Inc.	4,418	$459,737
Torchmark Corp.	1,136	83,791
Travelers Cos., Inc.	2,892	354,039
Unum Group	2,433	106,882
Willis Towers Watson PLC	1,300	158,964
XL Group Ltd.	2,756	102,689

		5,426,217
Internet & Direct Marketing Retail — 2.2%
Amazon.com, Inc. (b)	3,963	2,971,735
Expedia, Inc.	1,208	136,842
Netflix, Inc. (b)	4,259	527,264
Priceline Group, Inc. (b)	498	730,098
TripAdvisor, Inc. (b)	1,178	54,624

		4,420,563
Internet Software & Services — 4.2%
Akamai Technologies, Inc. (b)	1,784	118,957
Alphabet, Inc.:
Class A (b)	2,975	2,357,539
Class C (b)	2,982	2,301,567
eBay, Inc. (b)	10,525	312,487
Facebook, Inc., Class A (b)	23,516	2,705,516
VeriSign, Inc. (b)	961	73,103
Yahoo!, Inc. (b)	8,776	339,368

		8,208,537
IT Services — 3.6%
Accenture PLC, Class A	6,253	732,414
Alliance Data Systems Corp. (b)	598	136,643
Automatic Data Processing, Inc.	4,558	468,471
Cognizant Technology Solutions Corp., Class A (b)	6,049	338,925
CSRA, Inc. (a)	1,428	45,467
Fidelity National Information Services, Inc.	3,284	248,402
Fiserv, Inc. (b)	2,218	235,729
Global Payments, Inc.	1,533	106,406
International Business Machines Corp.	8,721	1,447,599
Mastercard, Inc., Class A	9,617	992,955
Paychex, Inc. (a)	3,170	192,990
PayPal Holdings, Inc. (b)	11,247	443,919
Teradata Corp. (a)(b)	1,400	38,038
Total System Services, Inc.	1,629	79,870
Visa, Inc., Class A	18,775	1,464,825
Western Union Co. (a)	4,890	106,211
Xerox Corp.	8,531	74,476

		7,153,340
Leisure Products — 0.1%
Hasbro, Inc.	1,131	87,980
Mattel, Inc.	3,313	91,273

		179,253
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	3,336	151,988
Illumina, Inc. (b)	1,461	187,066
Mettler-Toledo International, Inc. (b)	267	111,756
PerkinElmer, Inc. (a)	1,100	57,365
Thermo Fisher Scientific, Inc.	3,947	556,922
Waters Corp. (b)	789	106,034

		1,171,131
Machinery — 1.4%
Caterpillar, Inc.	5,859	543,364
Cummins, Inc.	1,588	217,032
Deere & Co.	2,899	298,713
Dover Corp. (a)	1,562	117,041

Common Stocks	Shares	Value
Machinery (continued)
Flowserve Corp. (a)	1,299	$62,417
Fortive Corp.	2,980	159,817
Illinois Tool Works, Inc.	3,204	392,362
Ingersoll-Rand PLC	2,588	194,203
PACCAR, Inc.	3,548	226,717
Parker-Hannifin Corp.	1,321	184,940
Pentair PLC	1,671	93,693
Snap-on, Inc.	565	96,768
Stanley Black & Decker, Inc.	1,492	171,117
Xylem, Inc.	1,720	85,174

		2,843,358
Media — 3.0%
CBS Corp.	3,939	250,599
Charter Communications, Inc., Class A (b)	2,159	621,619
Comcast Corp., Class A	23,959	1,654,369
Discovery Communications, Inc.:
Class A (b)	1,525	41,800
Class C (b)	2,248	60,201
Interpublic Group of Cos., Inc.	4,080	95,513
News Corp.:
Class A (a)	3,904	44,740
Class B (a)	1,142	13,476
Omnicom Group, Inc.	2,363	201,115
Scripps Networks Interactive, Inc., Class A (a)	973	69,443
TEGNA, Inc.	2,192	46,887
Time Warner, Inc.	7,801	753,030
Twenty-First Century Fox, Inc.:
Class A	10,666	299,075
Class B	4,884	133,089
Viacom, Inc., Class B	3,396	119,200
Walt Disney Co.	14,719	1,534,014

		5,938,170
Metals & Mining — 0.3%
Freeport-McMoRan, Inc. (b)	12,252	161,604
Newmont Mining Corp.	5,343	182,036
Nucor Corp.	3,193	190,047

		533,687
Multiline Retail — 0.5%
Dollar General Corp.	2,598	192,434
Dollar Tree, Inc. (b)	2,328	179,675
Kohl’s Corp. (a)	1,800	88,884
Macy’s, Inc.	3,055	109,400
Nordstrom, Inc.	1,166	55,886
Target Corp.	5,647	407,883

		1,034,162
Multi-Utilities — 1.0%
Ameren Corp.	2,394	125,589
CenterPoint Energy, Inc. (a)	4,158	102,453
CMS Energy Corp.	2,819	117,327
Consolidated Edison, Inc.	3,040	223,987
Dominion Resources, Inc.	6,273	480,449
DTE Energy Co.	1,764	173,772
NiSource, Inc.	3,292	72,885
Public Service Enterprise Group, Inc.	5,040	221,155
SCANA Corp.	1,396	102,299
Sempra Energy	2,505	252,103
WEC Energy Group, Inc.	3,117	182,812

		2,054,831
Oil, Gas & Consumable Fuels — 6.2%
Anadarko Petroleum Corp.	5,616	391,604
Apache Corp.	3,804	241,440

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Cabot Oil & Gas Corp. (a)	4,650	$108,624
Chesapeake Energy Corp. (b)	6,546	45,953
Chevron Corp.	18,921	2,227,002
Cimarex Energy Co.	952	129,377
Concho Resources, Inc. (b)	1,425	188,955
ConocoPhillips	12,413	622,388
Devon Energy Corp.	5,178	236,479
EOG Resources, Inc.	5,791	585,470
EQT Corp.	1,727	112,946
Exxon Mobil Corp.	41,588	3,753,733
Hess Corp.	2,681	166,999
Kinder Morgan, Inc.	19,248	398,626
Marathon Oil Corp.	8,660	149,905
Marathon Petroleum Corp.	5,235	263,582
Murphy Oil Corp. (a)	1,682	52,361
Newfield Exploration Co. (b)	1,999	80,959
Noble Energy, Inc.	4,207	160,118
Occidental Petroleum Corp.	7,664	545,907
ONEOK, Inc. (a)	2,110	121,135
Phillips 66	4,456	385,043
Pioneer Natural Resources Co.	1,700	306,119
Range Resources Corp.	1,884	64,734
Southwestern Energy Co (b)	4,949	53,548
Spectra Energy Corp.	7,029	288,822
Tesoro Corp.	1,217	106,427
Valero Energy Corp.	4,684	320,011
Williams Cos., Inc.	6,847	213,216

		12,321,483
Personal Products — 0.1%
Coty, Inc., Class A (a)	4,728	86,570
Estee Lauder Cos., Inc., Class A (a)	2,180	166,748

		253,318
Pharmaceuticals — 5.0%
Allergan PLC (b)	3,760	789,638
Bristol-Myers Squibb Co.	16,753	979,045
Eli Lilly & Co.	9,697	713,214
Endo International PLC (b)	2,047	33,714
Johnson & Johnson	27,350	3,150,993
Mallinckrodt PLC (b)	1,080	53,806
Merck & Co., Inc.	27,737	1,632,877
Mylan NV (b)	4,610	175,871
Perrigo Co. PLC	1,453	120,933
Pfizer, Inc.	60,783	1,974,232
Zoetis, Inc.	4,961	265,562

		9,889,885
Professional Services — 0.3%
Dun & Bradstreet Corp.	377	45,738
Equifax, Inc.	1,174	138,802
Nielsen Holdings PLC	3,370	141,371
Robert Half International, Inc.	1,308	63,804
Verisk Analytics, Inc. (a)(b)	1,559	126,544

		516,259
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)(b)	2,996	94,344
Road & Rail — 0.9%
CSX Corp. (a)	9,545	342,952
JB Hunt Transport Services, Inc.	900	87,363
Kansas City Southern	1,097	93,080
Norfolk Southern Corp.	2,962	320,103
Ryder System, Inc.	568	42,282
Union Pacific Corp.	8,351	865,832

		1,751,612

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 3.3%
Analog Devices, Inc.	3,035	$220,402
Applied Materials, Inc.	10,884	351,227
Broadcom Ltd.	3,966	701,070
First Solar, Inc. (b)	774	24,838
Intel Corp.	47,400	1,719,198
KLA-Tencor Corp.	1,514	119,121
Lam Research Corp.	1,566	165,573
Linear Technology Corp.	2,350	146,523
Microchip Technology, Inc. (a)	2,148	137,794
Micron Technology, Inc. (b)	10,475	229,612
NVIDIA Corp. (a)	5,364	572,553
Qorvo, Inc. (b)	1,303	68,707
QUALCOMM, Inc.	14,768	962,874
Skyworks Solutions, Inc.	1,899	141,779
Texas Instruments, Inc.	10,061	734,151
Xilinx, Inc.	2,500	150,925

		6,446,347
Software — 4.3%
Activision Blizzard, Inc.	6,836	246,848
Adobe Systems, Inc. (b)	4,964	511,044
Autodesk, Inc. (b)	1,957	144,838
CA, Inc.	3,150	100,075
Citrix Systems, Inc. (b)	1,568	140,038
Electronic Arts, Inc. (b)	3,045	239,824
Intuit, Inc.	2,457	281,597
Microsoft Corp. (d)	78,151	4,856,303
Oracle Corp.	30,164	1,159,806
Red Hat, Inc. (b)	1,798	125,321
salesforce.com, Inc. (b)	6,455	441,909
Symantec Corp.	6,029	144,033

		8,391,636
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	722	122,105
AutoNation, Inc. (a)(b)	724	35,223
AutoZone, Inc. (b)	293	231,408
Bed Bath & Beyond, Inc.	1,635	66,446
Best Buy Co., Inc. (a)	2,854	121,780
CarMax, Inc. (b)	1,914	123,242
Foot Locker, Inc.	1,400	99,246
Gap, Inc.	2,340	52,510
Home Depot, Inc.	12,246	1,641,944
L Brands, Inc.	2,409	158,609
Lowe’s Cos., Inc.	8,770	623,722
O’Reilly Automotive, Inc. (b)	965	268,666
Ross Stores, Inc.	4,012	263,187
Signet Jewelers Ltd.	777	73,240
Staples, Inc.	6,626	59,965
Tiffany & Co. (a)	1,081	83,702
TJX Cos., Inc.	6,581	494,430
Tractor Supply Co.	1,310	99,311
Ulta Salon Cosmetics & Fragrance, Inc. (b)	588	149,905
Urban Outfitters, Inc. (b)	856	24,379

		4,793,020
Technology Hardware, Storage & Peripherals — 3.7%
Apple Inc.	53,645	6,213,164
Hewlett Packard Enterprise Co.	16,605	384,240
Hewlett-Packard Co. (b)	17,072	253,348
NetApp, Inc. (a)	2,870	101,225
Seagate Technology PLC (a)	2,889	110,273
Western Digital Corp.	2,851	193,725

		7,255,975

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	2,713	$95,009
Hanesbrands, Inc.	3,834	82,699
Michael Kors Holdings Ltd. (b)	1,695	72,851
NIKE, Inc., Class B	13,526	687,527
PVH Corp.	789	71,199
Ralph Lauren Corp.	582	52,566
Under Armour, Inc., Class A (a)(b)	1,793	52,087
Under Armour, Inc., Class C (b)	1,805	45,432
VF Corp.	3,382	180,430

		1,339,800
Tobacco — 1.6%
Altria Group, Inc.	19,596	1,325,081
Philip Morris International, Inc.	15,561	1,423,676
Reynolds American, Inc.	8,264	463,115

		3,211,872
Trading Companies & Distributors — 0.2%
Fastenal Co. (a)	2,928	137,557
United Rentals, Inc. (b)	900	95,022
W.W. Grainger, Inc. (a)	572	132,847

		365,426
Water Utilities — 0.1%
American Water Works Co., Inc.	1,735	125,545
Total Long-Term Investments (Cost — $68,699,021) — 98.0%		193,639,581

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(e)	3,269,017	$3,269,017
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(e)(f)	4,528,572	4,529,024
Total Short-Term Securities (Cost — $7,797,815) — 4.0%		7,798,041
Total Investments (Cost — $76,496,836) — 102.0%		201,437,622
Liabilities in Excess of Other Assets — (2.0)%		(3,878,679)

Net Assets — 100.0%		$197,558,943

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock, Inc.	1,316	—		(92)	1,224	$ 465,781	$11,510		$13,222
BlackRock Liquidity Funds, TempFund, Institutional Class	2,417,775	—		(2,417,775)[2]	—	—	10,602		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,269,017	[1]	—	3,269,017	3,269,017	2,597		11
SL Liquidity Series, LLC, Money Market Series	4,672,922	—		(144,350)[2]	4,528,572	4,529,024	16,956	[3]	456
PNC Financial Services Group, Inc.	5,319	—		(394)	4,925	576,028	10,638		17,935
Total						$8,839,850	$52,303		$31,624

[1]	Represents net shares purchased.

[2]	Represents net shares sold.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	All or a portion of security has been pledged in connection with outstanding futures contracts.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
31	S&P 500 E-Mini	March 2017	$3,466,110	$(7,127)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$7,127	—	—	—	$7,127

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$457,933	—	—	—	$457,933
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 9,373	—	—	—	$9,373

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$3,997,458

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$193,639,581	—	—	$193,639,581
Short-Term Securities	3,269,017	—	—	3,269,017

Subtotal	$196,908,598	—	—	$196,908,598

Investments Valued at NAV[2]				4,529,024

Total Investments				$201,437,622

[1]	See above Schedule of Investments for values in each industry.

[2]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(7,127)	—	—	$(7,127)

[1]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $4,387,895) (cost — $68,261,554)	$192,597,772
Investments at value — affiliated (cost — $8,235,282)	8,839,850
Receivables:
Securities lending income — affiliated	2,460
Capital shares sold	545,028
Dividends — affiliated	721
Dividends — unaffiliated	246,430
From the Manager	14,667
Prepaid expenses	11,090

Total assets	202,258,018

Liabilities
Cash collateral on securities loaned at value	4,528,342
Payables:
Capital shares redeemed	6,881
Distribution fees	299
Investment advisory fees	33,277
Officer’s and Directors’ fees	2,804
Other accrued expenses	112,611
Other affiliates	1,066
Variation margin on futures contracts	13,795

Total liabilities	4,699,075

Net Assets	$197,558,943

Net Assets Consist of
Paid-in capital	$77,671,491
Undistributed net investment income	7,449
Accumulated net realized loss	(5,053,656)
Net unrealized appreciation (depreciation)	124,933,659

Net Assets	$197,558,943

Net Asset Value
Class I — Based on net assets of $195,260,886 and 9,811,678 shares outstanding, 100 million shares authorized, $0.10 par value	$19.90

Class II — Based on net assets of $2,298,057 and 116,376 shares outstanding, 100 million shares authorized, $0.10 par value	$19.75

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Statement of Operations

Year Ended December 31, 2016	BlackRock S&P 500 Index V.I. Fund

Investment Income
Dividends — affiliated	$35,347
Dividends — unaffiliated	4,015,985
Securities lending — affiliated — net	16,956

Total income	4,068,288

Expenses
Investment advisory	559,250
Transfer agent	5,000
Transfer agent — class specific	88,417
Professional	60,641
Accounting services	44,792
Printing	26,524
Custodian	26,149
Officer and Directors	20,789
Distribution — class specific	3,414
Miscellaneous	31,972

Total expenses	866,948
Less:
Fees waived by the Manager	(188,969)
Transfer agent fees reimbursed — class specific	(88,417)

Total expenses after fees waived and reimbursed	589,562

Net investment income	3,478,726

Realized and Unrealized Gain
Net realized gain from:
Capital gain distributions from investment companies — affiliated	11
Investments — unaffiliated	8,265,286
Investments — affiliated	31,613
Foreign currency transactions	2
Futures contracts	457,933

8,754,845

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,367,742
Investments — affiliated	122,597
Futures contracts	9,373

8,499,712

Net realized and unrealized gain	17,254,557

Net Increase in Net Assets Resulting from Operations	$20,733,283

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$3,478,726	$3,529,445
Net realized gain	8,754,845	13,787,874
Net change in unrealized appreciation (depreciation)	8,499,712	(14,654,572)

Net increase in net assets resulting from operations	20,733,283	2,662,747

Distributions to Shareholders[1]
From net investment income:
Class I	(3,462,212)	(3,773,318)
Class II	(37,791)	(33,237)
From net realized gain:
Class I	(9,370,529)	(12,239,083)
Class II	(114,078)	(117,425)

Decrease in net assets resulting from distributions to shareholders	(12,984,610)	(16,163,063)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	981,987	(3,662,364)

Net Assets
Total increase (decrease) in net assets	8,730,660	(17,162,680)
Beginning of year	188,828,283	205,990,963

End of year	$197,558,943	$188,828,283

Undistributed net investment income, end of year	$7,449	$1,666

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$19.08	$20.63	$19.43	$15.43	$13.92

Net investment income[1]	0.37	0.37	0.35	0.30	0.29
Net realized and unrealized gain (loss)	1.85	(0.14)	2.25	4.61	1.87

Net increase from investment operations	2.22	0.23	2.60	4.91	2.16

Distributions:[2]
From net investment income	(0.38)	(0.42)	(0.36)	(0.31)	(0.30)
From net realized gain	(1.02)	(1.36)	(1.04)	(0.60)	(0.35)

Total distributions	(1.40)	(1.78)	(1.40)	(0.91)	(0.65)

Net asset value, end of year	$19.90	$19.08	$20.63	$19.43	$15.43

Total Return[3]
Based on net asset value	11.60%	1.05%	13.30%	31.87%	15.60%

Ratios to Average Net Assets
Total expenses	0.46%	0.46%	0.46%	0.46%	0.46%

Total expenses after fees waived and reimbursed	0.31%	0.31%	0.34%	0.41%	0.43%

Net investment income	1.87%	1.76%	1.70%	1.69%	1.87%

Supplemental Data
Net assets, end of year (000)	$195,261	$187,048	$204,029	$199,825	$158,160

Portfolio turnover rate	4%	4%	3%	4%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights (concluded)	BlackRock S&P 500 Index V.I. Fund

	Class II
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$18.94	$20.49	$19.31	$15.34	$13.84

Net investment income[1]	0.33	0.33	0.32	0.27	0.26
Net realized and unrealized gain (loss)	1.85	(0.13)	2.22	4.58	1.86

Net increase from investment operations	2.18	0.20	2.54	4.85	2.12

Distributions:[2]
From net investment income	(0.35)	(0.39)	(0.32)	(0.28)	(0.27)
From net realized gain	(1.02)	(1.36)	(1.04)	(0.60)	(0.35)

Total distributions	(1.37)	(1.75)	(1.36)	(0.88)	(0.62)

Net asset value, end of year	$19.75	$18.94	$20.49	$19.31	$15.34

Total Return[3]
Based on net asset value	11.47%	0.89%	13.11%	31.67%	15.44%

Ratios to Average Net Assets
Total expenses	0.62%	0.61%	0.60%	0.60%	0.61%

Total expenses after fees waived and reimbursed	0.46%	0.46%	0.48%	0.56%	0.58%

Net investment income	1.71%	1.61%	1.55%	1.54%	1.72%

Supplemental Data
Net assets, end of year (000)	$2,298	$1,780	$1,962	$1,828	$1,584

Portfolio turnover rate	4%	4%	3%	4%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements	BlackRock S&P 500 Index V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as non-diversified. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement[s] of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (”NAV“) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdraft, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$3,102,282	$(3,102,282)	—
Deutsche Bank Securities, Inc.	238,912	(238,912)	—
Goldman Sachs & Co.	102,622	(102,622)	—
JP Morgan Securities LLC	770,300	(770,300)	—
Morgan Stanley	8,715	(8,715)	—
UBS Securities LLC	165,064	(165,064)	—

Total	$4,387,895	$(4,387,895)	—

[1]

Cash collateral with a value of $4,528,342 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.30% of the average daily value of the Fund’s net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% based upon the average daily net assets attributable to Class II.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class II is $3,414.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Total
$87,284	$1,133	$88,417

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $2,546.

BlackRock has contractually agreed to waive 0.10% of its management fee through April 30, 2017. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the waiver was $186,423.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class II.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Total
Transfer agent fees reimbursed	$87,284	$1,133	$88,417

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

For the year ended December 31, 2016, the Fund reimbursed the Manager $2,088 for certain accounting services, which is included in accounting services in the Statement of Operations.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $5,916 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$2,952,452	$629,705	$(127,177)

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $6,759,623 and $16,148,834, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to the reclassification of distributions was reclassified to the following accounts:

Undistributed net investment income	$ 27,060
Accumulated net realized loss	$(27,060)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	23

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$3,831,956	$3,964,552
Long-term capital gains	9,152,654	12,198,511
Total	$12,984,610	$16,163,063

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$19,496
Undistributed long-term capital gains	136,484
Net unrealized gains[1]	119,731,472

Total	$119,887,452

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$81,706,152

Gross unrealized appreciation	$121,752,641
Gross unrealized depreciation	(2,021,171)

Net unrealized appreciation	$119,731,470

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,196,731	$ 23,140,247	1,265,682	$ 25,868,715
Shares issued in reinvestment of distributions	640,814	12,832,741	832,898	16,012,401
Shares redeemed	(1,829,715)	(35,366,872)	(2,186,358)	(45,490,878)

Net increase (decrease)	7,830	$ 606,116	(87,778)	$ (3,609,762)

Class II
Shares sold	53,129	$1,004,364	10,619	$ 221,862
Shares issued in reinvestment of distributions	7,643	151,869	7,893	150,662
Shares redeemed	(38,371)	(780,362)	(20,309)	(425,126)

Net increase (decrease)	22,401	$ 375,871	(1,797)	$ (52,602)

Total Net Increase (Decrease)	30,231	$ 981,987	(89,575)	$(3,662,364)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders BlackRock S&P 500 Index V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc. ▶ BlackRock Total Return V.I. Fund
Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund’s Class I outperformed and Class III underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

Positive performance for the year was driven by allocations to U.S. securitized assets including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities (“MBS”). An underweight to agency MBS within the securitized allocation also added to performance relative to the benchmark. Out-of-benchmark exposure to emerging market bonds, high yield corporates, and Treasury inflation protected securities contributed positively. Finally, security selection within investment grade corporate bonds helped returns.

•

The principal detractors from performance included underweight exposure to investment grade credit in early 2016. The Fund’s management of currency exposures was also a negative contributor to performance. Late in the period, the Fund’s out-of-benchmark exposure to municipals detracted.

•

The Fund held a higher allocation to cash and cash equivalents during the period mainly to cover borrowed bond exposure and for obtaining short-dated returns. This did not have a material impact on performance.

Describe recent portfolio activity.

•

The Fund entered 2016 positioned relatively defensive on the view that the risk of extreme events was elevated. Nonetheless, the rapid deterioration of conditions around China, oil prices and European banks and the impact on financial markets was beyond expectations. A defensive posture helped to limit portfolio losses versus the benchmark for the first several weeks of 2016. Beginning in the middle of February, markets rallied on the outlook for delayed rate normalization by the Federal Reserve and dramatic action by leading overseas central banks. The Fund initially maintained a cautious stance as the risk of a Chinese currency devaluation and severe market reaction remained, despite efforts on the part of central banks globally to coordinate monetary policy support. As February drew to a close, the Fund began adding exposure to credit sectors, including high yield bonds, investment grade corporates and securitized assets. In addition, select exposure to emerging markets was implemented.

•

As the period progressed, the Fund reduced overall portfolio duration (and corresponding sensitivity to interest rate changes), and repositioned in expectation of the yield curve steepening. The Fund also increased exposure to Treasury inflation protected securities, benefiting performance after the U.S. presidential election as the market began to price in possible fiscal initiatives, tax cuts and other new policies. As rates rose in November and December, exposure to investment grade credit and securitized assets was trimmed. In addition, the Fund’s municipal position was reduced on post-election uncertainties around tax policy. Finally, the Fund’s exposure to emerging market risk was scaled back late in the period.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned with an underweight duration stance in anticipation of modest steepening of the yield curve. In addition, the Fund was underweight in investment grade credit while maintaining out-of-benchmark exposure to high yield credit. The Fund remained overweight in securitized sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	2.20%	2.02%	(2.09)%	2.76%	3.29%		3.91%
Class III[4]	1.90	1.59	(2.28)	2.46	3.00	[7]	3.63	[7]
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(2.53)	2.65	2.23		4.34

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[8]	Ending Account Value December 31, 2016	Expenses Paid During the Period[9]
Class I	$1,000.00	$979.10	$3.13	$2.94	$1,000.00	$1,021.97	$3.20	$1,022.17	$3.00
Class III	$1,000.00	$977.20	$4.67	$4.47	$1,000.00	$1,020.41	$4.77	$1,020.61	$4.57

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Class I and 0.94% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Class I and 0.90% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

BlackRock Total Return V.I. Fund

Portfolio Information as of December 31, 2016

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	36%
U.S. Treasury Obligations	22
Corporate Bonds	20
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	6
Foreign Government Obligations	2
Taxable Municipal Bonds	2
Foreign Agency Obligations	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocations[1]	Percent of Total Investments[2]
AAA/Aaa[3]	66%
AA/Aa	5
A	10
BBB/Baa	11
BB/Ba	1
B	1
CCC/Caa	1
CC/Ca	1
N/R	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities and options purchased.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges:(a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments December 31, 2016	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class BR, 3.32%, 9/20/23 (a)(b)	USD	250	$249,988
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 1.31%, 12/25/33 (b)		122	103,424
Series 2007-HE4, Class A2A, 0.89%, 5/25/37 (b)		110	35,155
Ajax Mortgage Loan Trust:
Series 2016-B, Class A, 4.00%, 9/25/65 (a)(c)		105	104,892
Series 2016-C, Class A, 4.00%, 10/25/57 (a)(c)		99	98,876
ALM V Ltd., Series 2012-5A, Class A2R, 3.03%, 10/18/27 (a)(b)		250	248,843
ALM XIV Ltd., Series 2014-14A, Class A1, 2.32%, 7/28/26 (a)(b)		1,250	1,251,178
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 2.51%, 5/26/28 (a)(b)		170	170,637
AMMC CLO 19 Ltd., Series 2016-19A, Class C, 3.68%, 10/15/28 (a)(b)		100	100,000
AMMC CLO IX Ltd., Series 2011-9A, Class B1R, 3.38%, 1/15/22 (a)(b)		290	290,406
AMMC CLO XII Ltd., Series 2013-12A, Class B, 2.78%, 5/10/25 (a)(b)		500	500,803
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.63%, 7/13/25 (a)(b)		250	247,708
Apidos CLO XII, Series 2013-12A, Class A, 1.98%, 4/15/25 (a)(b)		500	499,050
Apidos CLO XV, Series 2013-15A, Class A1, 2.23%, 10/20/25 (a)(b)		500	499,414
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, 2.45%, 9/15/25 (a)(b)		250	250,313
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.24%, 9/15/26 (a)(b)		130	130,000
ARES XXXIII CLO Ltd., Series 2015-1A, Class B2R, 3.76%, 12/05/25 (a)(b)		250	250,000
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.00%, 5/25/35 (b)		69	54,089
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.41%, 2/17/26 (a)(b)		250	250,050
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class AR, 2.30%, 7/16/26 (a)(b)		250	250,000
Series 2014-1A, Class BR, 2.87%, 7/16/26 (a)(b)		250	250,000

Asset-Backed Securities		Par (000)	Value
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	89	$88,448
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		97	97,939
Babson CLO Ltd., Series 2013-IA, Class A, 1.98%, 4/20/25 (a)(b)		250	249,843
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (b)		300	271,883
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 2.28%, 10/22/25 (a)(b)		250	250,325
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, 1.76%, 5/28/39 (a)(b)		165	116,868
Series 2005-E, Class A1, 1.60%, 12/28/40 (a)(b)		114	94,390
Bayview Opportunity Master Fund IIa Trust, Series 2016-RPL3, Class A1, 3.47%, 7/28/31 (a)(c)		166	165,039
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 3.60%, 9/29/31 (a)(c)		492	490,403
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		40	18,518
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		37	17,772
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		64	32,318
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-FS1, Class 1A3, 0.93%, 5/25/35 (b)		85	72,761
Series 2007-HE2, Class 23A, 0.90%, 3/25/37 (b)		68	52,311
Series 2007-HE3, Class 1A4, 1.11%, 4/25/37 (b)		210	128,251
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.78%, 1/25/36 (b)		27	26,203
Benefit Street Partners CLO Ltd., Series 2012-IA, Class A2R, 3.13%, 10/15/25 (a)(b)		500	503,300
BlueMountain CLO Ltd.:
Series 2013-2A, Class A, 2.08%, 1/22/25 (a)(b)		250	249,971
Series 2013-3A, Class A, 2.29%, 10/29/25 (a)(b)		250	250,223
Series 2013-4A, Class A, 2.38%, 4/15/25 (a)(b)		250	250,000

Portfolio Abbreviations
AMBAC	AMBAC Assurance Corp.	GO	General Obligation	OTC	Over-the-counter
AUD	Australian Dollar	IDR	Indonesian Rupiah	RB	Revenue Bonds
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
BZDIOVER	Overnight Brazil CETIP Interbank Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-be-announced
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish Lira
CLO	Collateralized Loan Obligation	KRW	South Korean Won	TWD	Taiwan New Dollar
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
CNH	Chinese Yuan Offshore	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro	MXIBTIIE	Mexican Equilibrium Interbank Interest Rate
GBP	British Pound	MYR	Malaysian Ringgit

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, 1.21%, 12/15/20 (a)(b)	USD	205	$203,418
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4AR, Class AR, 2.33%, 1/20/29		300	300,000
Series 2014-1A, Class CR, 3.88%, 4/17/25 (a)(b)		250	250,000
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.88%, 10/25/36 (b)		88	54,135
Series 2006-FRE2, Class A3, 0.92%, 10/25/36 (b)		176	108,604
Series 2006-FRE2, Class A5, 0.84%, 10/25/36 (b)		30	18,146
Series 2006-NC2, Class A3, 0.91%, 6/25/36 (b)		565	520,297
Series 2006-NC4, Class A3, 0.92%, 10/25/36 (b)		100	71,864
Series 2006-NC5, Class A5, 0.82%, 1/25/37 (b)		98	78,267
Series 2007-HE1, Class A2, 0.91%, 6/25/37 (b)		559	517,719
Series 2007-RFC1, Class A4, 0.98%, 12/25/36 (b)		100	57,967
C-BASS Trust:
Series 2006-CB7, Class A4, 0.92%, 10/25/36 (b)		74	49,478
Series 2006-CB9, Class A2, 0.87%, 11/25/36 (b)		40	22,754
Series 2006-CB9, Class A4, 0.99%, 11/25/36 (b)		18	10,552
Series 2007-CB1, Class AF2, 3.87%, 1/25/37 (c)		194	82,110
Series 2007-CB5, Class A2, 0.75%, 4/25/37 (b)		70	51,509
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		28	27,578
CIFC Funding Ltd.:
Series 2014-2A, Class A1L, 2.41%, 5/24/26 (a)(b)		500	501,050
Series 2014-3A, Class C1, 3.68%, 7/22/26 (a)(b)		250	249,345
Series 2014-4A, Class A1R, 2.38%, 10/17/26 (a)(b)		250	250,000
Series 2014-5A, Class A1R, 2.26%, 1/17/27 (a)(b)		520	520,000
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.84%, 8/25/36 (b)		100	77,641
Colony American Homes, Series 2015-1A, Class A, 1.94%, 7/17/32 (a)(b)		100	99,618
Conseco Finance Securitizations Corp.:
Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		155	91,692
Series 2000-5, Class A7, 8.20%, 5/01/31		158	116,343
Conseco Financial Corp.:
Series 1997-3, Class M1, 7.53%, 3/15/28 (b)		64	63,798
Series 1997-6, Class M1, 7.21%, 1/15/29 (b)		50	49,556
Series 1999-5, Class A5, 7.86%, 3/01/30 (b)		53	44,475
Series 1999-5, Class A6, 7.50%, 3/01/30 (b)		38	30,997
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.38%, 9/25/33 (b)		127	119,740

Asset-Backed Securities		Par (000)	Value
Series 2004-5, Class A, 1.48%, 10/25/34 (b)	USD	143	$137,196
Series 2006-S10, Class A3, 1.08%, 10/25/36 (b)		69	59,731
Series 2006-SPS1, Class A, 0.98%, 12/25/25 (b)		4	3,888
Series 2007-S3, Class A3, 1.14%, 5/25/37 (b)		102	81,897
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.49%, 12/25/36 (c)		20	14,927
Series 2006-SL1, Class A2, 6.06%, 9/25/36 (a)(c)		94	22,800
Series 2007-CB6, Class A4, 1.10%, 7/25/37 (a)(b)		71	44,840
Series 2007-RP1, Class A, 1.07%, 5/25/46 (a)(b)		50	41,271
CWABS Asset-Backed Certificates Trust, Series 2006-11, Class 3AV2, 0.74%, 9/25/46 (b)		14	13,167
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 0.97%, 3/15/34 (b)		53	42,070
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		21	20,781
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	16,493
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		77	76,012
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, 1.00%, 12/15/33 (a)(b)		34	29,438
Series 2006-RES, Class 5B1B, 0.89%, 5/15/35 (a)(b)		23	19,005
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.88%, 5/15/35 (b)		40	34,038
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		219	218,365
Dryden XXV Senior Loan Fund, Series 2012-25A, Class AR, 2.05%, 1/15/25 (a)(b)		250	250,000
Eastland CLO Ltd., Series 2007-1A, Class A2A, 1.12%, 5/01/22 (a)(b)		51	51,338
Finn Square CLO Ltd., Series 2012-1A, Class A2R, 2.70%, 12/24/23 (a)(b)		250	249,590
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3, 0.92%, 4/25/36 (b)		44	38,612
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.43%, 1/15/23 (a)(b)		139	138,969
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, 1.01%, 12/25/35 (b)		36	34,240
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, 0.77%, 12/25/36 (b)		150	138,948
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (b)		33	14,418
GSAMP Trust:
Series 2006-FM2, Class A2B, 0.88%, 9/25/36 (b)		89	39,961
Series 2007-H1, Class A1B, 0.96%, 1/25/47 (b)		34	22,572
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.16%, 10/28/24 (a)(b)		250	249,951

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
Highbridge Loan Management Ltd.:
Series 2012-1AR, Class A2R, 3.25%, 9/20/22 (a)(b)	USD	250	$250,328
Series 6A-2015, Class A, 2.33%, 5/05/27 (a)(b)		250	249,457
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 2.78%, 7/25/34 (b)		35	32,965
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		89	37,782
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 1.06%, 4/15/36 (b)		36	32,548
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.74%, 6/17/31 (a)(b)		97	96,740
Series 2014-SFR2, Class C, 2.94%, 9/17/31 (a)(b)		150	150,441
Series 2014-SFR3, Class A, 1.94%, 12/17/31 (a)(b)		99	99,467
Series 2014-SFR3, Class C, 3.05%, 12/17/31 (a)(b)		850	849,998
Series 2014-SFR3, Class D, 3.74%, 12/17/31 (a)(b)		100	100,000
Series 2015-SFR3, Class A, 2.04%, 8/17/32 (a)(b)		98	98,447
Series 2015-SFR3, Class E, 4.49%, 8/17/17 (a)(b)		100	100,416
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1, Class M1, 1.03%, 5/25/36 (b)		100	81,226
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		303	165,585
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)		67	36,349
Series 2006-WF1, Class A6, 6.00%, 7/25/36 (c)		61	33,133
LCM XI LP, Series 11A, Class B, 3.03%, 4/19/22 (a)(b)		250	249,991
LCM XVIII LP, Series 18A, Class B1, 3.18%, 4/20/27 (a)(b)		250	250,022
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		90	96,815
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		267	198,934
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		118	118,319
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A3, 0.92%, 11/25/36 (b)		101	45,252
Series 2006-10, Class 2A4, 0.98%, 11/25/36 (b)		76	34,240
Series 2006-2, Class 2A3, 0.95%, 3/25/46 (b)		371	168,279
Series 2006-2, Class 2A4, 1.05%, 3/25/46 (b)		63	29,056
Series 2006-3, Class 2A3, 0.94%, 5/25/46 (b)		270	113,758
Series 2006-4, Class 2A4, 1.02%, 5/25/36 (b)		66	31,880
Series 2006-9, Class 2A3, 0.92%, 10/25/36 (b)		122	51,545
Series 2006-9, Class 2A4, 0.99%, 10/25/36 (b)		144	61,180
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 4.01%, 3/25/32 (b)		40	40,490
Madison Park Funding XI Ltd., Series 2013-11A, Class A1B, 2.33%, 10/23/25 (a)(b)		250	249,984

Asset-Backed Securities		Par (000)	Value
MASTR Specialized Loan Trust, Series 2006-3, Class A, 1.02%, 6/25/46 (a)(b)	USD	23	$20,273
Merrill Lynch Mortgage Investors Trust, Series 2006-RM3, Class A2B, 0.85%, 6/25/37 (b)		30	8,936
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.36%, 12/25/34 (b)		155	143,532
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 0.87%, 11/25/36 (b)		38	16,919
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.06%, 1/20/24 (a)(b)		250	249,800
Navient Private Education Loan Trust:
Series 2014-AA, Class A2B, 1.95%, 2/15/29 (a)(b)		651	655,801
Series 2014-CTA, Class B, 2.45%, 10/17/44 (a)(b)		200	189,837
Series 2015-AA, Class A2B, 1.90%, 12/15/28 (a)(b)		100	100,954
Series 2015-AA, Class A3, 2.40%, 11/15/30 (a)(b)		203	208,453
Series 2016-AA, Class A2B, 2.85%, 12/15/45 (a)(b)		110	115,228
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)(b)		100	89,412
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class B2R, 3.05%, 4/15/26 (a)(b)		250	250,000
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class B, 2.45%, 7/15/19 (a)(b)		100	100,044
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.30%, 1/18/24 (a)(b)		260	260,284
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (b)		28	22,357
Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		16	14,312
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A, 2.40%, 4/15/26 (a)(b)		457	456,980
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.00%, 7/17/25 (a)(b)		260	258,726
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.61%, 10/25/25 (a)(b)		250	250,313
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.19%, 8/23/24 (a)(b)		225	224,745
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		80	79,664
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		350	351,412
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		100	99,960
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		200	200,855
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1.40%, 7/25/33 (b)		215	199,885
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.00%, 10/30/27 (a)(b)		1,043	1,043,000
OZLM Funding III Ltd., Series 2013-3A, Class BR, 3.70%, 1/22/29 (a)(b)		320	320,000
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 2.03%, 7/22/25 (a)(b)		390	389,415
OZLM VII Ltd., Series 2014-7A, Class A2A, 2.93%, 7/17/26 (a)(b)		250	249,939

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
Palmer Square Loan Funding Ltd., Series 2016-2A, Class B, 4.03%, 6/21/24 (a)(b)	USD	250	$250,234
Pretium Mortgage Credit Partners I LLC, Series 2016-NPL3, Class A1, 4.38%, 5/27/31 (a)(c)		224	225,816
Progress Residential Trust:
Series 2016-SFR1, Class A, 2.24%, 9/17/33 (a)(b)		100	100,636
Series 2016-SFR1, Class E, 4.59%, 9/17/33 (a)(b)		100	101,771
Series 2016-SFR2, Class E, 4.09%, 1/17/34 (a)(b)		100	99,558
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 2.16%, 2/20/25 (a)(b)		250	249,815
Race Point X CLO Ltd., Series 2016-10A, Class A, 2.48%, 7/25/28 (a)(b)		250	250,257
RASC Trust, Series 2003-KS5, Class AIIB, 1.34%, 7/25/33 (b)		76	68,833
RCO Mortgage LLC, Series 2015-NQM1, Class A, 4.09%, 11/25/45 (a)(b)		33	32,544
Scholar Funding Trust, Series 2011-A, Class A, 1.79%, 10/28/43 (a)(b)		117	112,509
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, 0.97%, 10/25/36 (b)		100	63,368
Shackleton I CLO Ltd., Series 2012-1A, Class B1R, 2.88%, 8/12/23 (a)(b)		500	498,283
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 1.16%, 6/15/21 (b)		20	19,580
Series 2004-B, Class A3, 1.29%, 3/15/24 (b)		450	432,904
Series 2006-C, Class A4, 1.13%, 3/15/23 (b)		21	21,039
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.95%, 6/16/42 (a)(b)		100	104,043
Series 2012-A, Class A1, 1.94%, 8/15/25 (a)(b)		51	50,868
SMB Private Education Loan Trust:
Series 2014-A, Class A1, 1.20%, 9/15/21 (a)(b)		36	35,837
Series 2014-A, Class A3, 2.20%, 4/15/32 (a)(b)		300	305,801
Series 2015-A, Class A2A, 2.49%, 6/15/27 (a)		200	197,764
Series 2015-B, Class A3, 2.45%, 5/17/32 (a)(b)		560	580,219
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		100	90,972
Series 2015-C, Class A3, 2.65%, 8/16/32 (a)(b)		100	103,615
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		700	694,966
Series 2016-A, Class A2B, 2.20%, 5/15/31 (a)(b)		170	174,428
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)		122	119,371
Series 2016-B, Class A2B, 2.15%, 2/17/32 (a)(b)		160	163,827
Sound Point CLO VI Ltd., Series 2014-2A, Class A1, 2.24%, 10/20/26 (a)(b)		250	248,259
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 2.53%, 7/20/28 (a)(b)		250	250,825
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.54%, 10/20/28 (a)(b)		250	250,472
Sound Point Clo XIV Ltd., Series 2016-3A, Class A, 2.41%, 1/23/29 (a)(b)		260	260,130

Asset-Backed Securities		Par (000)	Value
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 1.55%, 1/25/35 (b)	USD	7	$6,863
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)		339	340,555
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.89%, 1/25/35 (b)		180	166,863
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (a)(c)		24	24,032
SWAY Residential Trust, Series 2014-1, Class A, 2.04%, 1/17/32 (a)(b)		191	190,887
Symphony CLO XII Ltd.:
Series 2013-12A, Class A, 2.18%, 10/15/25 (a)(b)		255	254,086
Series 2013-12A, Class C, 3.63%, 10/15/25 (a)(b)		250	250,000
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 3.08%, 10/17/26 (a)(b)		250	249,989
THL Credit Wind River CLO Ltd., Series 2014-2A, Class A2, 2.33%, 7/15/26 (a)(b)		250	250,000
TICP CLO III Ltd., Series 2014-3A, Class A, 2.42%, 1/20/27 (a)(b)		250	249,728
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.99%, 5/17/32 (a)(b)		94	94,035
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (a)(c)		95	94,397
Series 2016-2II, Class A, 3.47%, 8/27/36 (a)(c)		220	218,600
Series 2016-3II, Class A, 3.60%, 10/27/36 (a)(c)		98	98,117
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (a)(c)		247	246,008
Series 2016-2III, Class A, 3.47%, 8/27/36 (a)(c)		584	581,072
Series 2016-3III, Class A, 3.60%, 10/27/36 (a)(c)		398	396,537
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (a)(c)		438	436,360
Series 2016-2IV, Class A, 3.47%, 8/27/36 (a)(c)		367	365,461
Series 2016-3IV, Class A, 3.60%, 10/27/36 (a)(c)		217	215,967
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.33%, 1/15/27 (a)(b)		250	250,000
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.33%, 10/15/26 (a)(b)		315	314,986
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, 2.39%, 4/20/26 (a)(b)		250	250,000
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)		500	500,981
Voya Investment Management CLO Ltd., Series 2013-2A, Class A1, 2.03%, 4/25/25 (a)(b)		250	249,766
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.89%, 7/25/37 (a)(b)		128	112,446
Washington Mutual Asset-Backed Certificates, Series 2006-HE4, Class 2A2, 0.94%, 9/25/36 (b)		185	83,951
Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5, Class 1A, 0.91%, 10/25/36 (b)		85	62,097

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)	USD	55	$55,984
Total Asset-Backed Securities — 11.9%			39,498,738

Corporate Bonds
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		39	39,057
4.75%, 10/07/44 (a)		8	8,096
Lockheed Martin Corp.:
3.55%, 1/15/26		44	44,955
3.60%, 3/01/35		68	64,600
4.50%, 5/15/36		18	19,137
4.07%, 12/15/42		94	92,783
4.70%, 5/15/46		50	54,386
Northrop Grumman Corp., 3.85%, 4/15/45		100	94,862
United Technologies Corp.:
1.78%, 5/04/18 (c)		284	284,062
4.15%, 5/15/45		58	58,579

			760,517
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		185	197,202
3.90%, 2/01/35		27	25,926
4.10%, 2/01/45		88	82,398
4.75%, 11/15/45		240	248,562
4.55%, 4/01/46		94	94,725

			648,813
Airlines — 0.1%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		69	69,863
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		249	245,297
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		39	38,447
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		16	16,356

			369,963
Auto Components — 0.1%
Delphi Automotive PLC:
4.25%, 1/15/26		100	103,533
4.40%, 10/01/46		62	56,965

			160,498
Automobiles — 0.3%
Ford Motor Co., 5.29%, 12/08/46		413	418,365
General Motors Co., 6.75%, 4/01/46		205	240,401
General Motors Financial Co., Inc., 4.00%, 10/06/26		334	321,148

			979,914
Banks — 4.1%
Bank of America Corp.:
2.25%, 4/21/20		501	498,079
3.30%, 1/11/23		202	202,675
3.88%, 8/01/25		558	567,392
3.50%, 4/19/26		550	542,670
4.88%, 4/01/44		22	23,872
BB&T Corp., 2.45%, 1/15/20		96	96,752

Corporate Bonds		Par (000)	Value
Banks (continued)
Citigroup, Inc.:
1.80%, 2/05/18	USD	142	$141,921
2.50%, 9/26/18		191	192,827
2.50%, 7/29/19		453	456,105
2.90%, 12/08/21		2,090	2,084,365
3.50%, 5/15/23		114	113,632
3.88%, 3/26/25		135	134,109
4.13%, 7/25/28		317	313,140
Fifth Third Bank, 2.25%, 6/14/21		216	213,544
HSBC Holdings PLC, 2.65%, 1/05/22		928	905,970
JPMorgan Chase & Co.:
1.35%, 2/15/17		225	225,038
2.20%, 10/22/19		71	71,285
2.75%, 6/23/20		42	42,380
2.55%, 10/29/20		205	204,849
2.97%, 1/15/23		1,140	1,136,182
3.88%, 9/10/24		261	264,089
3.90%, 7/15/25		196	201,543
3.20%, 6/15/26		465	455,120
4.25%, 10/01/27		95	97,606
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		752	722,112
Santander UK Group Holdings PLC, 2.88%, 8/05/21		1,260	1,232,097
U.S. Bancorp, 2.95%, 7/15/22		190	191,126
Washington Mutual Bank:
0.00%, 5/01/09 (b)(d)(e)		500	106,250
0.00%, 11/06/09 (d)(e)		300	63,750
5.55%, 6/16/20 (d)(e)		250	53,125
Wells Fargo & Co.:
2.60%, 7/22/20		77	77,445
2.55%, 12/07/20		95	95,109
2.10%, 7/26/21		630	613,025
3.55%, 9/29/25		175	174,710
3.00%, 4/22/26		178	169,853
3.00%, 10/23/26		241	229,528
3.90%, 5/01/45		130	123,306
4.90%, 11/17/45		51	52,383
4.75%, 12/07/46		363	368,393

			13,457,357
Beverages — 0.9%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		316	317,815
3.30%, 2/01/23		185	188,280
3.65%, 2/01/26		1,844	1,872,010
4.70%, 2/01/36		75	78,890
4.90%, 2/01/46		110	118,896
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		35	31,479
Molson Coors Brewing Co.:
5.00%, 5/01/42		25	26,134
4.20%, 7/15/46		71	66,195
PepsiCo, Inc., 4.45%, 4/14/46		140	149,111

			2,848,810
Biotechnology — 0.6%
AbbVie, Inc.:
2.50%, 5/14/20		439	439,115
2.90%, 11/06/22		106	104,701
4.50%, 5/14/35		86	84,497
Amgen, Inc.:
2.13%, 5/01/20		107	105,998
4.40%, 5/01/45		222	212,797
Biogen, Inc., 5.20%, 9/15/45		103	110,225

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Biotechnology (continued)
Gilead Sciences, Inc.:
2.35%, 2/01/20	USD	20	$20,104
2.50%, 9/01/23		117	112,826
3.65%, 3/01/26		74	75,031
4.60%, 9/01/35		27	28,004
4.80%, 4/01/44		328	340,584
4.50%, 2/01/45		105	104,912
4.75%, 3/01/46		75	77,600
4.15%, 3/01/47		188	178,563

			1,994,957
Building Products — 0.0%
Standard Industries, Inc., 6.00%, 10/15/25 (a)		34	35,785
Capital Markets — 2.2%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		176	176,778
2.05%, 5/03/21		946	928,500
Credit Suisse AG, 3.00%, 10/29/21		259	261,475
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20		250	247,830
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		263	265,828
2.00%, 4/25/19		68	67,730
2.60%, 4/23/20		138	138,145
2.75%, 9/15/20		65	65,281
2.63%, 4/25/21		143	141,962
2.35%, 11/15/21		498	483,837
3.50%, 1/23/25		73	72,029
3.75%, 5/22/25		452	453,176
3.50%, 11/16/26		519	507,055
4.80%, 7/08/44		45	47,242
Jefferies Group LLC, 6.50%, 1/20/43		30	30,870
Morgan Stanley:
2.80%, 6/16/20		239	240,956
2.63%, 11/17/21		1,273	1,257,676
3.75%, 2/25/23		193	198,239
3.70%, 10/23/24		126	127,501
4.00%, 7/23/25		581	595,535
State Street Corp., 2.65%, 5/19/26		293	277,889
UBS Group Funding Jersey Ltd.:
2.65%, 2/01/22 (a)		594	577,306
4.13%, 9/24/25 (a)		200	203,853

			7,366,693
Chemicals — 0.1%
Agrium, Inc., 4.13%, 3/15/35		46	42,177
Dow Chemical Co.:
4.38%, 11/15/42		23	22,327
4.63%, 10/01/44		103	103,353
Eastman Chemical Co., 4.80%, 9/01/42		59	58,632
Monsanto Co., 3.60%, 7/15/42		107	89,801
Sherwin-Williams Co., 4.00%, 12/15/42		20	18,186

			334,476
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		160	162,000
President and Fellows of Harvard College, 3.15%, 7/15/46		40	35,788
Waste Management, Inc., 3.90%, 3/01/35		56	55,675

			253,463
Communications Equipment — 0.0%
Harris Corp., 2.70%, 4/27/20		28	27,969
Juniper Networks, Inc., 3.30%, 6/15/20		63	64,346

			92,315

Corporate Bonds		Par (000)	Value
Construction Materials — 0.1%
LafargeHolcim Finance U.S. LLC, 4.75%, 9/22/46 (a)	USD	252	$243,722
Consumer Finance — 1.2%
American Express Credit Corp.:
1.13%, 6/05/17		334	333,948
2.25%, 8/15/19		177	177,985
Capital One Financial Corp.:
4.75%, 7/15/21		5	5,408
3.75%, 7/28/26		180	174,491
Discover Bank, 3.45%, 7/27/26		250	241,403
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		690	689,478
2.15%, 1/09/18		200	200,290
3.34%, 3/18/21		359	361,491
General Motors Financial Co., Inc.:
2.63%, 7/10/17		480	482,596
4.75%, 8/15/17		230	234,363
3.10%, 1/15/19		41	41,435
3.70%, 11/24/20		117	119,018
3.20%, 7/06/21		600	594,994
4.00%, 1/15/25		151	147,322
Synchrony Financial:
2.60%, 1/15/19		94	94,475
2.70%, 2/03/20		48	47,858
4.50%, 7/23/25		105	107,852

			4,054,407
Diversified Consumer Services — 0.1%
Massachusetts Institute of Technology, 3.89%, 7/01/99		50	42,778
University of Southern California, 3.03%, 10/01/39		170	150,990
Wesleyan University, 4.78%, 7/01/16		79	74,945

			268,713
Diversified Financial Services — 0.3%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		180	201,053
BP Capital Markets PLC, 2.24%, 5/10/19		459	461,781
Shell International Finance BV:
4.13%, 5/11/35		291	297,129
3.63%, 8/21/42		44	39,779
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		16	15,630

			1,015,372
Diversified Telecommunication Services — 0.5%
AT&T Inc.:
6.38%, 3/01/41		43	49,519
4.30%, 12/15/42		104	93,098
4.75%, 5/15/46		177	167,693
Verizon Communications, Inc.:
5.05%, 3/15/34		55	57,917
4.40%, 11/01/34		224	221,085
3.85%, 11/01/42		350	303,288
4.13%, 8/15/46		80	72,402
4.86%, 8/21/46		725	734,638

			1,699,640
Electric Utilities — 0.6%
Baltimore Gas & Electric Co., 3.50%, 8/15/46		77	69,284
Commonwealth Edison Co., 4.70%, 1/15/44		136	149,808
Duke Energy Carolinas LLC:
4.25%, 12/15/41		180	184,139
3.75%, 6/01/45		100	95,193
Duke Energy Corp.:
4.80%, 12/15/45		75	79,273
3.75%, 9/01/46		54	48,611

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Duke Energy Florida LLC, 3.85%, 11/15/42	USD	53	$50,823
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		147	146,757
2.70%, 6/15/21 (a)		222	219,745
Exelon Corp.:
2.85%, 6/15/20		161	162,719
2.45%, 4/15/21		38	37,543
Florida Power & Light Co., 3.80%, 12/15/42		44	43,269
Northern States Power Co., 3.60%, 5/15/46		302	285,888
Progress Energy, Inc., 4.88%, 12/01/19		16	17,182
Puget Sound Energy, Inc., 4.30%, 5/20/45		133	138,251
Southern California Edison Co., 1.25%, 11/01/17		47	47,006
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		250	253,258

			2,028,749
Energy Equipment & Services — 0.1%
Halliburton Co., 3.80%, 11/15/25		190	193,020
Nabors Industries, Inc., 5.50%, 1/15/23 (a)		91	94,754
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		164	167,469
Transocean, Inc., 6.80%, 3/15/38		16	12,400

			467,643
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.30%, 2/15/21		81	81,923
3.45%, 9/15/21		77	77,996
4.40%, 2/15/26		16	16,350
Crown Castle International Corp.:
3.40%, 2/15/21		48	48,708
2.25%, 9/01/21		197	190,587
Simon Property Group LP, 4.25%, 10/01/44		53	52,296

			467,860
Food & Staples Retailing — 0.2%
CVS Health Corp., 5.30%, 12/05/43		58	65,719
Sysco Corp., 4.50%, 4/01/46		46	46,377
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		387	397,762
4.65%, 6/01/46		8	8,118
Wal-Mart Stores, Inc., 4.00%, 4/11/43		76	76,348

			594,324
Food Products — 0.0%
Arcor SAIC, 6.00%, 7/06/23 (a)		28	29,190
Kraft Heinz Foods Co., 6.88%, 1/26/39		28	35,178

			64,368
Health Care Equipment & Supplies — 0.4%
Becton Dickinson and Co.:
1.80%, 12/15/17		27	27,061
2.68%, 12/15/19		114	115,666
4.69%, 12/15/44		30	31,078
Boston Scientific Corp., 2.65%, 10/01/18		82	82,899
Medtronic, Inc.:
2.50%, 3/15/20		67	67,750
3.63%, 3/15/24		345	359,025
4.63%, 3/15/44		190	204,090
4.63%, 3/15/45		93	100,572
St. Jude Medical, Inc.:
2.80%, 9/15/20		75	75,421
3.88%, 9/15/25		25	25,187
Stryker Corp., 4.63%, 3/15/46		69	70,358

			1,159,107

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 0.8%
Aetna, Inc.:
2.40%, 6/15/21	USD	268	$266,787
3.20%, 6/15/26		467	461,989
4.50%, 5/15/42		88	89,251
4.13%, 11/15/42		32	30,529
4.75%, 3/15/44		60	63,119
AmerisourceBergen Corp., 1.15%, 5/15/17		109	108,960
Anthem, Inc.:
1.88%, 1/15/18		276	276,121
2.30%, 7/15/18		457	459,987
Series A, 3.70%, 8/15/21		161	166,463
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	39,027
Catholic Health Initiatives, 4.35%, 11/01/42		30	26,648
Cigna Corp., 3.25%, 4/15/25		181	176,284
Dignity Health, 5.27%, 11/01/64		30	29,266
Express Scripts Holding Co., 1.25%, 6/02/17		79	78,706
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		63	62,938
New York & Presbyterian Hospital, 3.56%, 8/01/36		40	38,266
Ochsner Clinic Foundation, 5.90%, 5/15/45		35	40,473
RWJ Barnabas Health, Inc., 3.95%, 7/01/46		112	103,157
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		35	37,820
UnitedHealth Group, Inc.:
2.70%, 7/15/20		46	46,692
4.63%, 7/15/35		16	17,441
4.20%, 1/15/47		123	124,414

			2,744,338
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp.:
4.70%, 12/09/35		25	26,448
4.60%, 5/26/45		61	62,986
4.88%, 12/09/45		27	28,919

			118,353
Household Durables — 0.1%
Newell Brands, Inc., 2.88%, 12/01/19		164	166,924
Industrial Conglomerates — 0.3%
Eaton Corp., 2.75%, 11/02/22		598	592,280
General Electric Co., 4.50%, 3/11/44		305	327,410
Roper Technologies, Inc., 2.80%, 12/15/21		140	139,933

			1,059,623
Insurance — 0.8%
Allstate Corp., 4.20%, 12/15/46		134	136,843
American International Group, Inc.:
3.75%, 7/10/25		72	72,465
3.90%, 4/01/26		310	315,450
3.88%, 1/15/35		59	55,421
4.50%, 7/16/44		87	85,789
Aon PLC, 4.75%, 5/15/45		110	111,186
Lincoln National Corp., 3.63%, 12/12/26		169	168,607
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		18	18,338
Metropolitan Life Global Funding I, 1.30%, 4/10/17 (a)		920	920,518
Prudential Financial, Inc.:
4.50%, 11/15/20		392	420,038
4.60%, 5/15/44		153	159,230
Travelers Cos., Inc., 4.60%, 8/01/43		120	129,747
XLIT Ltd., 2.30%, 12/15/18		85	85,560

			2,679,192

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 4.95%, 12/05/44	USD	340	$387,786
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		12	12,423
Total System Services, Inc., 4.80%, 4/01/26		235	253,218
Visa, Inc., 4.15%, 12/14/35		53	55,490

			321,131
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	16,324
Media — 1.6%
21st Century Fox America, Inc.:
4.75%, 9/15/44		37	36,984
4.95%, 10/15/45		12	12,332
CBS Corp., 2.30%, 8/15/19		96	96,319
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		118	120,388
4.46%, 7/23/22		336	351,130
4.91%, 7/23/25		666	701,917
6.38%, 10/23/35		99	113,041
6.48%, 10/23/45		370	427,749
Comcast Corp.:
3.38%, 8/15/25		279	280,685
4.25%, 1/15/33		35	36,423
4.40%, 8/15/35		196	205,043
4.75%, 3/01/44		159	170,531
4.60%, 8/15/45		45	47,172
3.40%, 7/15/46		138	120,517
Discovery Communications LLC:
3.45%, 3/15/25		59	56,318
4.90%, 3/11/26		567	597,061
4.88%, 4/01/43		269	248,581
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		62	64,135
3.75%, 2/15/23		55	55,436
NBCUniversal Media LLC, 4.45%, 1/15/43		76	77,662
Time Warner Cable LLC:
5.00%, 2/01/20		58	61,557
4.13%, 2/15/21		160	165,415
4.00%, 9/01/21		22	22,593
5.50%, 9/01/41		63	64,046
4.50%, 9/15/42		9	8,151
Time Warner, Inc.:
2.10%, 6/01/19		260	259,843
3.60%, 7/15/25		50	49,720
4.65%, 6/01/44		165	157,764
4.85%, 7/15/45		156	156,170
Viacom, Inc.:
2.75%, 12/15/19		19	18,975
4.50%, 3/01/21		69	72,105
2.25%, 2/04/22		329	309,176
3.45%, 10/04/26		72	66,542
4.38%, 3/15/43		160	127,449
5.25%, 4/01/44		83	75,509

			5,434,439
Metals & Mining — 0.1%
Barrick Gold Corp., 5.25%, 4/01/42		190	185,060
Newmont Mining Corp., 4.88%, 3/15/42		50	46,913
Nucor Corp., 5.20%, 8/01/43		40	45,138
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		110	108,041

			385,152

Corporate Bonds		Par (000)	Value
Multiline Retail — 0.0%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34	USD	59	$52,742
Multi-Utilities — 0.2%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		44	47,801
Consumers Energy Co., 3.95%, 5/15/43		44	43,273
DTE Electric Co., 3.95%, 6/15/42		144	143,064
DTE Energy Co.:
2.40%, 12/01/19		40	40,197
3.50%, 6/01/24		104	104,813
Pacific Gas & Electric Co.:
4.75%, 2/15/44		51	55,966
4.30%, 3/15/45		103	105,343
Virginia Electric & Power Co.:
4.45%, 2/15/44		44	46,194
4.20%, 5/15/45		143	145,514

			732,165
Oil, Gas & Consumable Fuels — 1.7%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		40	51,785
4.50%, 7/15/44		99	93,016
Apache Corp., 4.25%, 1/15/44		340	335,180
CONSOL Energy, Inc., 5.88%, 4/15/22		70	68,600
Continental Resources, Inc.:
3.80%, 6/01/24		55	50,738
4.90%, 6/01/44		63	53,865
Devon Energy Corp., 5.60%, 7/15/41		317	326,509
Energy Transfer Partners LP:
5.15%, 3/15/45		201	192,775
6.13%, 12/15/45		279	296,839
Enterprise Products Operating LLC:
4.45%, 2/15/43		245	232,215
5.10%, 2/15/45		38	40,077
4.90%, 5/15/46		62	63,643
EOG Resources, Inc.:
2.45%, 4/01/20		343	343,516
4.15%, 1/15/26		85	88,952
Exxon Mobil Corp.:
1.82%, 3/15/19		529	529,868
4.11%, 3/01/46		118	120,864
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		674	684,272
5.63%, 9/01/41		15	15,066
4.70%, 11/01/42		89	82,921
Kinder Morgan, Inc.:
3.05%, 12/01/19		33	33,474
5.55%, 6/01/45		75	78,883
5.05%, 2/15/46		120	118,789
Marathon Petroleum Corp., 4.75%, 9/15/44		40	35,460
Noble Energy, Inc., 5.05%, 11/15/44		70	70,206
Petro-Canada, 6.80%, 5/15/38 (f)		90	116,709
Phillips 66, 4.88%, 11/15/44		43	45,411
Pioneer Natural Resources Co., 4.45%, 1/15/26		50	52,978
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		110	113,645
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21		300	321,000
Spectra Energy Partners LP, 3.38%, 10/15/26		81	77,474
Suncor Energy, Inc., 6.85%, 6/01/39		110	145,823
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		34	32,910
5.35%, 5/15/45		50	48,283

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Ltd.:
1.88%, 1/12/18	USD	48	$48,075
2.50%, 8/01/22		44	42,967
4.63%, 3/01/34		196	206,680
Valero Energy Corp., 3.65%, 3/15/25		177	175,550
Williams Partners LP, 4.00%, 9/15/25		270	266,970

			5,701,988
Paper & Forest Products — 0.0%
Fibria Overseas Finance Ltd., 5.25%, 5/12/24		11	11,055
Georgia-Pacific LLC, 7.38%, 12/01/25		97	121,869

			132,924
Pharmaceuticals — 1.2%
Actavis Funding SCS:
2.35%, 3/12/18		354	356,046
3.00%, 3/12/20		578	586,013
3.80%, 3/15/25		860	861,013
4.75%, 3/15/45		390	382,876
AstraZeneca PLC, 4.38%, 11/16/45		42	42,158
Bristol-Myers Squibb Co., 4.50%, 3/01/44		232	251,606
Eli Lilly & Co., 3.70%, 3/01/45		42	39,842
Mylan NV, 5.25%, 6/15/46 (a)		255	235,185
Mylan, Inc., 3.13%, 1/15/23 (a)		60	56,653
Novartis Capital Corp.:
4.40%, 5/06/44		111	119,707
4.00%, 11/20/45		303	305,783
Pfizer, Inc.:
4.30%, 6/15/43		58	60,041
4.40%, 5/15/44		43	45,419
4.13%, 12/15/46		447	454,716
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		47	47,604
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23		224	212,036

			4,056,698
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45		80	81,128
4.70%, 9/01/45		35	38,308
CSX Corp., 4.25%, 11/01/66		124	113,160
Norfolk Southern Corp.:
4.45%, 6/15/45		55	57,007
6.00%, 5/23/99		114	133,360
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (a)		273	261,199
Union Pacific Corp.:
3.38%, 2/01/35		27	25,535
4.05%, 11/15/45		9	9,058
3.88%, 2/01/55		214	196,568
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		106	104,715

			1,020,038
Semiconductors & Semiconductor Equipment — 0.3%
Analog Devices, Inc.:
3.90%, 12/15/25		20	20,494
5.30%, 12/15/45		20	21,993
Intel Corp., 4.10%, 5/19/46		360	356,824
Lam Research Corp., 2.80%, 6/15/21		116	115,375
QUALCOMM, Inc., 4.80%, 5/20/45		558	596,295

			1,110,981
Software — 0.6%
Microsoft Corp.:
3.50%, 2/12/35		231	222,356

Corporate Bonds		Par (000)	Value
Software (continued)
3.75%, 2/12/45	USD	62	$58,141
4.45%, 11/03/45		83	88,430
3.70%, 8/08/46		935	880,270
Oracle Corp.:
3.25%, 5/15/30		223	217,314
4.00%, 7/15/46		400	382,598
4.38%, 5/15/55		117	116,371

			1,965,480
Specialty Retail — 0.1%
Home Depot, Inc.:
5.40%, 9/15/40		28	33,366
4.40%, 3/15/45		40	42,628
Lowe’s Cos., Inc.:
4.25%, 9/15/44		63	63,896
4.38%, 9/15/45		17	17,513
QVC, Inc.:
3.13%, 4/01/19		42	42,437
5.13%, 7/02/22		80	82,814

			282,654
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.:
3.45%, 2/09/45		39	34,423
4.65%, 2/23/46		749	808,807
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (a)		240	295,509
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		470	474,545
3.85%, 10/15/20		228	231,948
HP, Inc., 3.75%, 12/01/20		16	16,566

			1,861,798
Tobacco — 0.4%
Altria Group, Inc.:
2.63%, 1/14/20		64	64,729
4.25%, 8/09/42		34	33,460
5.38%, 1/31/44		190	219,473
3.88%, 9/16/46		224	206,728
Philip Morris International, Inc.:
1.13%, 8/21/17		224	223,802
4.13%, 3/04/43		48	46,449
4.88%, 11/15/43		105	112,941
4.25%, 11/10/44		190	187,608
Reynolds American, Inc.:
2.30%, 6/12/18		60	60,380
3.25%, 6/12/20		25	25,617

			1,181,187
Trading Companies & Distributors — 0.2%
Air Lease Corp., 3.00%, 9/15/23		628	599,982
GATX Corp., 2.60%, 3/30/20		59	58,272

			658,254
Wireless Telecommunication Services — 0.3%
Orange SA, 5.50%, 2/06/44		55	63,173
Rogers Communications, Inc., 5.00%, 3/15/44		22	23,533
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (a)		561	562,049
Vodafone Group PLC, 4.38%, 2/19/43		210	185,808

			834,563
Total Corporate Bonds — 22.3%			74,272,200

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Foreign Agency Obligations		Par (000)		Value
Argentina — 0.1%
Petrobras Argentina SA, 7.38%, 7/21/23 (a)	USD	53		$51,675
YPF SA:
8.88%, 12/19/18 (a)		69		75,055
8.50%, 3/23/21 (a)		31		33,250
8.75%, 4/04/24 (a)		28		29,022
8.50%, 7/28/25 (a)		70		70,980

				259,982
Brazil — 0.4%
Petrobras Global Finance BV:
3.00%, 1/15/19		142		138,407
3.02%, 1/15/19 (b)		92		90,342
7.88%, 3/15/19		187		200,434
5.75%, 1/20/20		262		265,275
4.88%, 3/17/20		73		72,175
5.38%, 1/27/21		268		262,104
8.38%, 5/23/21		170		183,175
8.75%, 5/23/26		12		12,945

				1,224,857
Mexico — 0.1%
Petroleos Mexicanos:
4.63%, 9/21/23 (a)		20		19,456
6.50%, 3/13/27 (a)		401		413,631

				433,087
Total Foreign Agency Obligations — 0.6%				1,917,926

Foreign Government Obligations
Argentina — 0.3%
Republic of Argentina:
6.25%, 4/22/19 (a)		841		897,767
7.82%, 12/31/33	EUR	78		79,508
7.82%, 12/31/33		78		78,827

				1,056,102
Brazil — 0.1%
Brazil Notas do Tesouro Nacional Inflation Linked Bonds, Series B, 6.00%, 5/15/21	BRL	—	(g)	291,863
Colombia — 0.3%
Republic of Colombia, 4.00%, 2/26/24	USD	815		823,150
Germany — 0.2%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	679		803,115
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24	USD	280		305,200
Indonesia — 0.2%
Republic of Indonesia:
8.25%, 7/15/21	IDR	1,744,000		132,620
7.00%, 5/15/22		8,944,000		643,743

				776,363
Mexico — 0.7%
United Mexican States:
4.75%, 6/14/18	MXN	23		107,740
4.00%, 10/02/23	USD	2,260		2,265,424
5.75%, 10/12/10		40		36,900

				2,410,064
Panama — 0.1%
Republic of Panama, 3.75%, 3/16/25		280		277,900
Peru — 0.0%
Republic of Peru, 7.35%, 7/21/25		100		128,400

Foreign Government Obligations		Par (000)	Value
South Africa — 0.1%
Republic of South Africa, 4.88%, 4/14/26	USD	200	$199,000
Turkey — 0.3%
Republic of Turkey:
6.75%, 4/03/18		824	859,885
5.63%, 3/30/21		150	153,810

			1,013,695
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		270	270,689
Total Foreign Government Obligations — 2.5%			8,355,541

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.1%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)		237	231,553
Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)		133	132,765
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.48%, 10/25/46 (b)		89	70,861
Series 2006-4, Class 1A12, 0.97%, 10/25/46 (b)		110	72,834
Series 2006-5, Class A1, 1.49%, 11/25/46 (b)		150	77,774
Series 2007-1, Class A1, 1.27%, 2/25/47 (b)		84	49,337
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (a)(c)		93	91,971
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(c)		45	45,398
APS Resecuritization Trust:
Series 2016-3, Class 3A, 1.57%, 9/27/46 (a)(b)		320	319,887
Series 2016-3, Class 4A, 1.99%, 4/27/47 (a)(b)		93	93,043
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 12/01/33 (a)(b)		110	109,794
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.02%, 9/25/47 (b)		128	89,804
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 0.76%, 3/25/37 (b)		229	187,439
Series 2007-AR3, Class 1A1, 0.73%, 3/25/37 (b)		24	20,108
Series 2007-AR4, Class 1A1, 0.79%, 9/25/47 (b)		101	86,230
Series 2007-AR4, Class 2A1, 0.80%, 6/25/37 (b)		33	26,915
COLT LLC, Series 2015-1, Class A1V, 3.59%, 12/26/45 (a)(b)		48	47,418
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.88%, 1/25/36 (b)		117	100,117
Series 2005-76, Class 2A1, 1.57%, 2/25/36 (b)		38	33,940
Series 2006-15CB, Class A1, 6.50%, 6/25/36		15	10,569
Series 2006-OA14, Class 1A1, 2.30%, 11/25/46 (b)		136	110,089
Series 2006-OA6, Class 1A2, 0.97%, 7/25/46 (b)		57	47,453
Series 2006-OA8, Class 1A1, 0.95%, 7/25/46 (b)		21	17,363
Series 2007-OA2, Class 1A1, 1.38%, 3/25/47 (b)		454	279,037

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2007-OA3, Class 1A1, 0.90%, 4/25/47 (b)	USD	34	$27,789
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.53%, 4/25/46 (b)		182	87,404
Credit Suisse Mortgage Capital Certificates:
Series 2013-5R, Class 1A6, 0.78%, 2/27/36 (a)(b)		45	36,000
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		86	85,577
Series 2015-6R, Class 5A1, 0.71%, 3/27/36 (a)(b)		30	27,842
Series 2015-6R, Class 5A2, 0.71%, 3/27/36 (a)(b)		60	29,284
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)		196	195,740
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.74%, 12/25/36 (b)		166	134,811
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 7/25/36 (b)		22	18,019
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.54%, 3/25/36 (b)		36	29,980
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, 0.94%, 1/25/35 (a)(b)		67	57,855
Series 2005-RP2, Class 1AF, 0.94%, 3/25/35 (a)(b)		82	72,584
Series 2006-RP1, Class 1AF1, 0.94%, 1/25/36 (a)(b)		60	50,404
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.56%, 11/25/34 (b)		71	69,306
Lehman XS Trust, Series 2007-20N, Class A1, 1.91%, 12/25/37 (b)		48	36,606
LSTAR Securities Investment Ltd., Series 2016-3, Class A, 2.53%, 9/01/21 (a)(b)		507	500,493
LSTAR Securities Investment Trust:
Series 2015-10, Class A1, 2.77%, 11/01/20 (a)(b)		39	38,898
Series 2015-10, Class A2, 4.27%, 11/01/20 (a)(b)		110	109,175
Series 2015-3, Class A, 2.62%, 3/01/20 (a)(b)		202	201,643
Series 2015-8, Class A1, 2.53%, 8/01/20 (a)(b)		72	71,131
Series 2016-2, Class A, 2.53%, 3/01/21 (a)(b)		368	361,242
Series 2016-5, Class A1, 3.97%, 11/01/21 (a)(b)		851	841,610
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.97%, 8/25/37 (a)(b)		47	31,915
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.27%, 6/26/47 (a)(b)		90	82,431
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.96%, 4/16/36 (a)(b)		534	442,170
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.05%, 11/26/35 (a)(b)		100	89,762
RALI Trust:
Series 2007-QH1, Class A1, 0.92%, 2/25/37 (b)		109	89,148

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Series 2007-QH6, Class A1, 0.95%, 7/25/37 (b)	USD	60	$51,232
Series 2007-QH9, Class A1, 1.85%, 11/25/37 (b)		60	41,099
RBSSP Resecuritization Trust, Series 2013-2, Class 1A2, 0.73%, 12/26/36 (a)(b)		255	237,760
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 0.98%, 9/25/35 (a)(b)		10	8,652
Stanwich Mortgage Loan Co. LLC, Series 2016-NPL2, Class NOTE, 3.72%, 8/16/46 (a)(c)		326	324,433
Structured Asset Mortgage Investments II Trust:
Series 2006-AR4, Class 3A1, 0.78%, 6/25/36 (b)		65	51,300
Series 2006-AR5, Class 2A1, 0.80%, 5/25/46 (b)		85	63,824
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)		57	49,212
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)		68	50,393
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)		1	735

			7,049,158
Commercial Mortgage-Backed Securities — 3.9%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		3	2,703
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		45	44,938
Series 2007-2, Class AM, 5.65%, 4/10/49 (b)		35	35,100
Series 2007-3, Class A1A, 5.55%, 6/10/49 (b)		52	52,089
Series 2007-3, Class A4, 5.55%, 6/10/49 (b)		268	269,873
Series 2007-3, Class AJ, 5.55%, 6/10/49 (b)		40	40,531
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		85	86,569
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class A, 1.75%, 9/15/26 (a)(b)		440	440,188
Series 2013-DSNY, Class E, 3.30%, 9/15/26 (a)(b)		100	99,828
Series 2013-DSNY, Class F, 4.20%, 9/15/26 (a)(b)		104	103,570
Series 2015-200P, Class F, 3.60%, 4/14/33 (a)(b)		200	182,163
Series 2016-ISQ, Class E, 3.61%, 8/14/34 (a)(b)		200	170,440
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		100	101,151
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, 1.07%, 8/25/35 (a)(b)		83	72,386
Series 2006-1A, Class A2, 1.12%, 4/25/36 (a)(b)		21	18,144
Series 2006-3A, Class A2, 1.06%, 10/25/36 (a)(b)		29	24,278
Series 2007-2A, Class A1, 1.03%, 7/25/37 (a)(b)		53	45,843
Series 2007-4A, Class A1, 1.21%, 9/25/37 (a)(b)		281	235,016
Series 2007-5A, Class A3, 1.76%, 10/25/37 (a)(b)		87	81,429

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44	USD	105	$105,010
Series 2007-PW16, Class AM, 5.71%, 6/11/40 (b)		41	41,537
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.13%, 7/05/33 (a)(b)		100	100,094
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 3/10/33 (a)		150	152,467
Series 2013-1515, Class C, 3.45%, 3/10/33 (a)		105	102,836
Series 2013-1515, Class F, 3.93%, 3/10/33 (a)(b)		100	93,500
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, 1.93%, 5/15/29 (a)(b)		100	100,282
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)		20	19,618
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		31	31,631
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.94%, 12/15/27 (a)(b)		479	480,949
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.28%, 5/10/58		20	19,814
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class CFL, 4.20%, 2/15/33 (a)(b)		106	106,933
Series 2016-RNDB, Class DFL, 5.45%, 2/15/33 (a)(b)		88	88,955
Citigroup Commercial Mortgage Trust:
Series 2016-C1, Class C, 4.95%, 5/10/49 (b)		40	39,780
Series 2016-GC37, Class C, 4.92%, 2/10/26 (b)		20	19,484
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		127	130,996
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.76%, 5/15/46 (b)		86	87,136
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.35%, 12/10/49 (a)(b)		420	409,818
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		110	110,351
Series 2014-277P, Class A, 3.61%, 8/10/49 (a)(b)		110	113,973
Series 2014-TWC, Class E, 3.93%, 2/13/32 (a)(b)		250	248,563
Series 2015-LC19, Class D, 2.87%, 2/10/48 (a)		60	45,641
Series 2015-LC21, Class C, 4.31%, 7/10/48 (b)		150	133,709
Series 2016-667M, Class D, 3.18%, 10/10/36 (a)(b)		100	89,278
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		130	132,858
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		100	101,967
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.10%, 11/15/33 (a)(b)		180	180,902
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.09%, 11/12/43 (a)(b)		34	33,976
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.06%, 2/15/41 (b)		890	908,008

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39 (a)(b)	USD	330	$343,962
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 5.93%, 9/15/39 (a)(b)		233	232,948
Series 2015-DEAL, Class D, 3.80%, 4/15/29 (a)(b)		100	99,473
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		100	104,216
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class D, 3.80%, 4/17/50 (a)(b)		190	155,256
Series 2015-C3, Class D, 3.36%, 8/15/48 (b)		250	185,378
Series 2016-C6, Class C, 4.91%, 1/15/49 (b)		40	40,174
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.49%, 9/10/49 (a)(b)		140	107,190
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.52%, 6/17/49 (a)(b)		160	160,963
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		8	8,216
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (a)(b)		100	102,895
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 2.00%, 12/15/34 (a)(b)		99	99,237
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (a)(b)		100	97,217
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)(b)		260	245,908
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		360	340,111
GS Mortgage Securities Trust:
Series 2007-GG10, Class A4, 5.79%, 8/10/45 (b)		91	91,821
Series 2014-GC22, Class D, 4.65%, 6/10/47 (a)(b)		190	151,752
Series 2015-GC32, Class D, 3.35%, 7/10/48		20	14,887
Series 2016-GS3, Class A4, 2.85%, 10/10/49		50	48,582
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)		290	290,433
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.56%, 9/15/47 (a)(b)		200	174,952
Series 2015-C28, Class B, 3.99%, 3/15/25		80	76,618
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB15, Class AM, 5.86%, 6/12/43 (b)		35	34,581
Series 2007-LD11, Class A4, 5.75%, 5/15/17 (b)		164	164,570
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		19	19,315
Series 2014-FL6, Class A, 2.10%, 11/15/31 (a)(b)		85	85,004
Series 2015-JP1, Class D, 4.24%, 1/15/49 (b)		50	42,830
Series 2015-SGP, Class A, 2.40%, 7/15/36 (a)(b)		261	262,964
Series 2015-UES, Class E, 3.62%, 9/05/32 (a)(b)		100	96,781

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)	USD	100	$101,849
Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(b)		130	125,983
Series 2016-WPT, Class A, 2.15%, 10/15/33 (a)(b)		100	100,292
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.72%, 11/18/17 (a)(b)		100	100,495
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ, 5.48%, 2/15/40		30	30,026
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1.01%, 3/25/37 (a)(b)		84	74,517
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.50%, 9/15/28 (a)(b)		66	66,698
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.49%, 6/12/50 (b)		103	103,936
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.73%, 6/12/50 (b)		77	77,744
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		110	75,880
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.86%, 2/12/44 (b)		23	23,107
Series 2007-HQ12, Class AM, 5.78%, 4/12/49 (b)		88	87,878
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		120	119,895
Series 2007-IQ15, Class AM, 5.90%, 6/11/49 (b)		405	410,588
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		30	29,367
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.97%, 2/16/51 (a)(b)		346	345,550
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		8	7,920
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		100	96,750
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 3.02%, 6/25/45 (a)(b)		158	157,804
Series 2016-2, Class AFL, 2.33%, 10/25/46 (b)		118	117,946
Series 2016-2, Class M4, 7.23%, 10/25/46 (b)		100	97,329
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		11	10,630
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.05%, 6/15/29 (a)(b)		120	120,431
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 2/15/48		30	26,182
Series 2015-C31, Class D, 3.85%, 11/15/48		10	7,273

			12,730,609
Interest Only Commercial Mortgage-Backed Securities — 0.6%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 0.96%, 8/10/35 (a)(b)		1,030	76,457
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		3,475	146,723

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)	USD	307	$35,608
Series 2016-C4, Class XB, 0.73%, 5/10/58 (b)		170	9,733
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class XA, 1.24%, 3/10/47 (b)		1,078	64,755
Series 2016-P3, Class XA, 1.72%, 4/15/49 (b)		998	110,082
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.68%, 1/10/46 (b)		858	47,320
Series 2014-CR14, Class XA, 0.84%, 2/10/47 (b)		1,231	41,289
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		1,916	13,699
Series 2015-CR23, Class XA, 1.00%, 5/10/48 (b)		612	32,805
Series 2015-CR25, Class XA, 0.96%, 8/10/48 (b)		990	59,485
Series 2015-LC21, Class XA, 0.87%, 7/10/48 (b)		1,086	48,611
Series 2016-DC2, Class XA, 1.08%, 2/10/26 (b)		627	43,250
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.26%, 11/15/37 (a)(b)		1,000	22,700
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.60%, 2/10/46 (b)		649	47,006
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.09%, 8/15/47 (b)		982	58,782
Series 2014-C22, Class XA, 0.95%, 9/15/47 (b)		2,481	128,206
Series 2014-C23, Class XA, 0.85%, 9/15/47 (b)		1,701	61,369
Series 2015-C28, Class XA, 1.20%, 10/15/48 (b)		991	59,437
Series 2015-C33, Class XA, 1.04%, 12/15/48 (b)		426	27,760
Series 2016-C1, Class XA, 1.40%, 3/15/49 (b)		997	84,275
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)		1,800	98,460
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 8/15/49 (a)(b)		900	40,590
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.15%, 12/15/47 (b)		219	12,165
Series 2014-C19, Class XF, 1.19%, 12/15/47 (a)(b)		130	8,138
Series 2015-C22, Class XA, 1.17%, 4/15/48 (b)		236	15,316
Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		522	36,846
Series 2015-C26, Class XD, 1.35%, 10/15/48 (a)(b)		120	11,910
Series 2016-C28, Class XA, 1.29%, 1/15/49 (b)		996	81,988
Series 2016-C29, Class XB, 0.96%, 5/15/49 (b)		1,020	75,742
Series 2016-C31, Class XA, 1.47%, 11/15/49 (b)		999	97,061

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class XD, 1.55%, 3/15/49 (a)(b)	USD	1,000	$109,590
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.27%, 8/15/49 (a)(b)		1,000	91,920
Series 2016-C33, 1.81%, 3/17/59 (b)		398	44,557
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.10%, 11/15/45 (a)(b)		335	25,618
Series 2014-C24, Class XA, 0.97%, 11/15/47 (b)		815	42,750

			2,012,003
Total Non-Agency Mortgage-Backed Securities — 6.6%			21,791,770

Other Interests (h)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(e)		185	—
Lehman Brothers Holdings, Inc. (d)(e)		1,025	—
Total Other Interests — 0.0%			—

Preferred Securities		Par (000)

Capital Trusts
Capital Markets — 0.1%
Bank of New York Mellon Corp., 4.63% (b)(i)		270	247,676
State Street Corp., 1.96%, 6/01/77 (b)		40	35,350

			283,026
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(i)		200	210,000
Total Capital Trusts — 0.2%			493,026

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25%		10,000	80,000
Freddie Mac, Series Z, 8.38%		10,000	75,600

			155,600
Total Preferred Stocks — 0.0%			155,600

Trust Preferreds
Banks — 0.1%
Citigroup Capital XIII, 7.26%, 10/30/40 (b)		13,971	360,731
Consumer Finance — 0.1%
GMAC Capital Trust I, 6.69%, 2/15/40 (b)		13,000	330,200
Total Trust Preferreds — 0.2%			690,931
Total Preferred Securities — 0.4%			1,339,557

Taxable Municipal Bonds		Par (000)	Value
Arizona Health Facilities Authority RB, 1.38%, 1/01/37 (b)	USD	65	$56,077
Bay Area Toll Authority RB:
6.92%, 4/01/40		90	121,501
7.04%, 4/01/50		45	63,657
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		130	140,439
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		150	131,615
California Health Facilities Financing Authority RB, 5.00%, 8/15/33		40	46,571
California State Public Works Board RB, 8.36%, 10/01/34		35	50,358
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		25	26,858
City of Portland, OR Sewer System Revenue RB, 5.00%, 6/15/23		100	117,291
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		30	30,155
City Public Service Board of San Antonio, Texas RB, 5.81%, 2/01/41		90	113,144
Clark County School District GO, 5.00%, 6/15/23-6/15/28		450	528,292
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		45	48,381
Commonwealth Financing Authority RB, 4.14%, 6/01/38		105	100,972
Commonwealth of Massachusetts GO, 5.00%, 7/01/26-7/01/28		100	122,900
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (d)(e)		1,180	795,025
Contra Costa Community College District GO, 6.50%, 8/01/34		10	12,919
County of Clark, NV RB, 5.00%, 7/01/28		160	195,294
County of Mecklenburg, NC GO, 5.00%, 12/01/25		40	48,949
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		80	76,242
5.00%, 10/01/38		10	10,855
County of Miami-Dade, FL GO, 5.00%, 7/01/29-7/01/35		80	92,295
County of Wake, NC GO, 5.00%, 3/01/25		50	60,674
Golden State Tobacco Securitization Corp. RB:
5.13%, 6/01/47		140	123,381
5.75%, 6/01/47		30	28,749
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		15	14,861
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33		50	56,333
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 11/15/29		25	28,158
Horry County School District, SC GO, 5.00%, 3/01/22-3/01/25		110	129,854
Los Angeles Community College District GO, 6.60%, 8/01/42		40	55,492
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		30	41,858
Los Angeles Unified School District GO, 6.76%, 7/01/34		150	200,965
Massachusetts Clean Water Trust RB, 5.00%, 2/01/25-2/01/28		110	133,451
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		55	72,466
6.69%, 11/15/40		30	39,560
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		30	41,995
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		30	32,030

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Taxable Municipal Bonds		Par (000)	Value
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57	USD	40	$49,253
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		60	86,432
New Jersey Transportation Trust Fund Authority RB:
0.00%, 12/15/27-12/15/31 (j)		170	97,425
5.00%, 6/15/29		30	32,103
New Jersey Transportation Trust Fund Authority RB AMBAC, 0.00%, 12/15/35-12/15/36 (j)		170	65,420
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		95	86,787
5.00%, 8/01/31		50	58,869
New York City Water & Sewer System RB:
5.75%, 6/15/41		35	44,886
6.01%, 6/15/42		25	32,655
5.38%, 6/15/43		200	224,064
5.50%, 6/15/43		240	270,007
5.88%, 6/15/44		40	51,671
New York State Dormitory Authority RB:
5.00%, 3/15/20-3/15/32		250	295,339
5.39%, 3/15/40		30	36,280
New York State Urban Development Corp. RB,
5.00%, 3/15/24-3/15/25		65	78,324
New York Transportation Development Corp. RB:
5.00%, 7/01/46		100	103,689
5.25%, 1/01/50		100	104,789
Orange County Local Transportation Authority
RB, 6.91%, 2/15/41		75	100,653
Port Authority of New York & New Jersey RB:
4.96%, 8/01/46		80	89,298
4.46%, 10/01/62		115	115,383
4.81%, 10/15/65		60	64,156
Port of Morrow, OR RB, 2.99%, 9/01/36		20	18,080
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		75	97,894
South Carolina Public Service Authority RB, 2.39%, 12/01/23		91	88,184
State of California GO:
5.00%, 9/01/27-9/01/32		120	143,685
7.50%, 4/01/34		60	84,400
7.55%, 4/01/39		265	393,528
7.30%, 10/01/39		25	35,310
7.35%, 11/01/39		40	56,626
7.60%, 11/01/40		40	60,194
State of Georgia GO, 5.00%, 1/01/24-1/01/28		185	224,381
State of Illinois GO, 5.10%, 6/01/33		220	196,570
State of Maryland GO, 5.00%, 6/01/24		50	60,037
State of Washington GO, 5.00%, 8/01/27-8/01/30		265	314,989
Sumter Landing Community Development District RB, 4.17%, 10/01/47		100	96,723
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		50	52,324
Tobacco Settlement Financing Corp. RB, 5.00%, 6/01/41		60	52,199
University of California RB, 4.86%, 5/15/12		20	19,398
University of Massachusetts Building Authority RB, 5.00%, 11/01/31		40	46,539
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		165	185,358
Total Taxable Municipal Bonds — 2.5%			8,303,519

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2013-C01, Class M2, 5.83%, 10/25/23 (b)	USD	220	$242,179
Series 2016-C02, Class 1M2, 6.59%, 9/25/28 (b)		20	22,355
Series 2016-C04, Class 1M2, 4.84%, 1/25/29 (b)		160	165,893
Series 2016-C05, Class 2M2, 5.04%, 1/25/29 (b)		190	197,566
Freddie Mac:
Series 2016-DNA4, Class M3, 4.39%, 3/25/29 (b)		250	250,474
Series 2016-HQA3, Class M3, 4.44%, 3/25/29 (b)		250	250,000

			1,128,467
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K034, Class A2, 3.53%, 7/25/23 (b)		40	42,372
Series K036, Class A2, 3.53%, 10/25/23 (b)		40	42,292
Series K046, Class A2, 3.21%, 3/25/25		30	30,850
Series KJ07, Class A2, 2.31%, 10/25/22		30	29,419
Series KJ08, Class A2, 2.36%, 1/25/35		80	79,376
Series KPLB, Class A, 2.77%, 5/25/25		90	88,588

			312,897
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M5, Class X2, 2.29%, 1/25/22 (b)		523	37,677
Series 2014-M13, Class X2, 0.13%, 8/25/24 (b)		3,674	35,008
Freddie Mac:
Series K049, Class X1, 0.61%, 7/25/25 (b)		240	10,068
Series K055, Class X1, 1.37%, 3/25/26 (b)		745	73,254
Series K056, Class X1, 1.27%, 5/25/26 (b)		320	29,170
Series K721, Class X1, 0.34%, 8/25/22 (b)		359	5,892
Ginnie Mae:
Series 2012-120, Class IO, 0.84%, 2/16/53 (b)		855	45,620
Series 2014-112, Class IO, 1.19%, 1/16/48 (b)		665	39,729
Series 2014-172, Class IO, 1.04%, 1/16/49 (b)		798	47,820
Series 2016-110, Class IO, 1.05%, 5/16/58 (b)		203	16,379
Series 2016-113, Class IO, 1.19%, 2/16/58 (b)		568	52,077
Series 2016-119, Class IO, 1.13%, 10/16/52 (b)		339	28,630
Series 2016-125, Class IO, 1.15%, 12/16/57 (b)		320	26,659
Series 2016-152, Class IO, 0.99%, 8/15/58 (b)		995	81,789
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)		278	21,828

			551,600
Mortgage-Backed Securities — 40.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/26-1/01/32 (k)		3,325	3,332,524
2.69%, 4/01/25		40	39,486
2.81%, 3/01/41 (b)		58	61,657

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
2.85%, 8/01/38 (b)	USD	120	$127,331
2.95%, 3/01/41 (b)		25	26,587
3.00%, 4/01/29-1/01/47 (k)		21,278	21,312,008
3.13%, 9/01/41 (b)		70	73,731
3.14%, 12/01/40 (b)		86	90,079
3.40%, 6/01/41 (b)		66	69,325
3.50%, 7/01/26-1/01/47 (k)		25,065	25,779,336
4.00%, 2/01/25-1/01/47 (k)		12,173	12,865,209
4.50%, 2/01/25-1/01/47 (k)		5,310	5,723,563
5.00%, 2/01/35-1/01/47 (k)		2,624	2,873,100
5.50%, 2/01/35-1/01/47 (k)		1,451	1,619,766
6.00%, 2/01/17-1/01/47 (k)		1,033	1,177,808
6.50%, 5/01/40		249	282,978
Freddie Mac Mortgage-Backed Securities:
2.50%, 2/01/24-1/01/32 (k)		2,211	2,216,256
2.88%, 4/01/38 (b)		147	155,833
3.00%, 1/01/30-1/01/47 (b)(k)		8,740	8,768,236
3.50%, 9/01/30-1/01/47 (k)		8,395	8,627,332
4.00%, 1/01/32-1/01/47 (k)		13,036	13,694,426
4.50%, 2/01/39-1/01/47 (k)		1,536	1,650,706
5.00%, 10/01/41-11/01/41		298	325,079
5.50%, 5/01/40-6/01/41		326	362,642
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/47 (k)		7,410	7,501,767
3.50%, 12/20/41-1/15/47 (k)		9,302	9,673,946
4.00%, 9/20/40-1/15/47 (k)		4,210	4,481,040
4.50%, 12/20/39-1/15/47 (k)		2,159	2,324,404
5.00%, 12/15/38-7/20/44		187	206,310

			135,442,465
Total U.S. Government Sponsored Agency Securities — 41.3%			137,435,429

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.50%, 5/15/46		2,156	1,915,710
2.25%, 8/15/46		2,271	1,909,082
U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/20		21,049	21,267,514
U.S. Treasury Notes:
0.75%, 9/30/18-10/31/18		7,400	7,347,840
1.00%, 11/30/18-11/15/19		25,280	25,017,534
1.38%, 12/15/19		7,336	7,318,518
1.13%, 9/30/21		5,819	5,612,929
1.25%, 10/31/21 (l)		5,792	5,616,433
1.75%, 11/30/21 (l)		1,056	1,047,625
1.63%, 5/15/26		3,075	2,867,438
1.50%, 8/15/26		3,107	2,857,592
2.00%, 11/15/26 (l)		2,086	2,007,041
Total U.S. Treasury Obligations — 25.5%			84,785,256
Total Long-Term Investments (Cost — $379,818,935) — 113.6%			377,699,936

Short-Term Securities
Borrowed Bond Agreements — 5.1% (m)
Barclays Bank PLC, 0.00%, Open (n) (Purchased on 9/16/16 to be repurchased at $24,553, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 23,000 and $23,368, respectively)		25	24,553

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, 0.00%, Open (n) (Purchased on 9/19/16 to be repurchased at $24,438, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 23,000 and $23,368, respectively)	USD	24	$24,438
Barclays Bank PLC, 0.17%, Open (n) (Purchased on 10/18/16 to be repurchased at GBP 1,457,288, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/26, par and fair value of GBP 1,199,632 and $1,790,462, respectively)		1,457	1,796,108
BNP Paribas Securities Corp., 0.00%, 1/03/17 (Purchased on 12/30/16 to be repurchased at $50,115, collateralized by U.S. Treasury Bonds, 2.88% due at 11/15/46, par and fair value of USD 52,000 and $50,204, respectively)		50	50,115
BNP Paribas Securities Corp., 0.04%, Open (n) (Purchased on 12/01/16 to be repurchased at GBP 1,403,506, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/26, par and fair value of GBP 1,189,597 and $1,775,159, respectively)		1,404	1,729,806
BNP Paribas Securities Corp., 0.15%, Open (n) (Purchased on 12/14/16 to be repurchased at $1,737,845, collateralized by U.S. Treasury Notes, 2.13% due at 11/30/23, par and fair value of USD 1,749,300 and $1,737,683, respectively)		1,738	1,738,367
BNP Paribas Securities Corp., 0.45%, Open (n) (Purchased on 12/16/16 to be repurchased at $89,496, collateralized by U.S. Treasury Bonds, 2.88% due at 11/15/46, par and fair value of USD 93,800 and $90,561, respectively)		90	89,579
Citigroup Global Markets, Inc., 0.00%, Open (n) (Purchased on 9/19/16 to be repurchased at $73,838, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 66,000 and $70,851, respectively)		74	73,838
Credit Suisse Securities (USA) LLC, 0.00%, Open (n) (Purchased on 12/15/16 to be repurchased at $100,970, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 92,000 and $98,762, respectively)		101	100,970
Credit Suisse Securities (USA) LLC, 0.00%, Open (n) (Purchased on 12/15/16 to be repurchased at $24,145, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 22,000 and $23,617, respectively)		24	24,145
Deutsche Bank Securities, Inc., 0.00%, Open (n) (Purchased on 12/14/16 to be repurchased at $3,860,610, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/23, par and fair value of USD 4,063,800 and $3,848,386, respectively)		3,861	3,860,610
Deutsche Bank Securities, Inc., 0.08%, Open (n) (Purchased on 12/14/16 to be repurchased at $3,859,201, collateralized by U.S. Treasury Notes, 1.63% due at 10/31/23, par and fair value of USD 4,005,000 and $3,853,090, respectively)		3,860	3,859,819

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Short-Term Securities		Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, Open (n) (Purchased on 12/30/16 to be repurchased at $3,407,050, collateralized by U.S. Treasury Inflation Indexed Notes, 0.13% due at 7/15/26, par and fair value of USD 3,544,456 and $3,427,595, respectively)	USD	3,410	$3,409,550

			16,781,898

Certificates of Deposit
Domestic — 0.2%
Wells Fargo Bank N.A., 1.48%, 9/22/17 (b)		810	811,045
Yankee — 1.7% (o)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.54%, 8/17/17 (b)		800	801,280
Cooperatieve Rabobank UA, New York, 1.41%, 8/16/17 (b)		800	801,100
Credit Industriel et Commercial, New York, 1.51%, 8/16/17 (b)		800	801,860
Credit Suisse AG, New York, 1.69%, 8/16/17 (b)		400	400,599
Credit Suisse AG, New York, 1.72%, 8/24/17 (b)		400	400,576
Skandinaviska Enskilda Banken AB, New York, 1.39%, 8/17/17 (b)		800	801,251
Sumitomo Mitsui Banking Corp., New York, 1.53%, 8/18/17 (b)		405	405,556
Toronto-Dominion Bank, New York, 1.41%, 8/15/17 (b)		780	781,397
UBS AG, Stamford, 1.53%, 9/01/17		410	410,729

			5,604,348
Total Certificates of Deposit — 1.9%			6,415,393

Commercial Paper (p)
BNP Paribas SA, (New York Branch), 1.53%, 8/17/17 (b)		410	410,521
BPCE SA, 1.49%, 8/14/17		800	793,407
Mizuho Corporate Bank, (New York Branch), 1.37%, 8/16/17		800	793,033
Nordea Bank AB, 1.21%, 3/09/17		400	399,332
Norinchukin Bank, (New York Branch), 1.20%, 2/22/17 (b)		400	400,222
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (b)		800	801,520
Svenska Handelsbanken AB, (New York Branch), 1.20%, 2/27/17 (b)		410	410,313
Swedbank AB, (New York Branch), 1.38%, 8/18/17 (b)		400	400,625
Total Commercial Paper — 1.3%			4,408,973

		Shares
Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (q)(r)		3,798,256	3,798,256
Total Short-Term Securities (Cost — $31,428,920) — 9.4%			31,404,520

Options Purchased			Value
(Cost — $110,408) — 0.0%			$132,419
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $411,358,263) — 123.0%			409,236,875

Borrowed Bonds		Par (000)
Foreign Government Obligations — (1.1)%
United Kingdom Gilt Inflation Linked Bond, 0.13%, 3/22/26	GBP	2,389	(3,565,621)
United Mexican States,
5.13%, 1/15/20	USD	180	(193,230)
3.50%, 1/21/21		46	(46,736)

			(3,805,587)
U.S. Treasury Obligations — (3.9)%
U.S. Treasury Bonds, 2.88%, 11/15/46		146	(140,765)
U.S. Treasury Inflation Indexed Notes, 0.13%, 7/15/26		3,544	(3,427,595)
U.S. Treasury Notes,
1.38%, 9/30/23		4,064	(3,848,386)
1.63%, 10/31/23		4,005	(3,853,090)
2.13%, 11/30/23		1,749	(1,737,683)

			(13,007,519)
Total Borrowed Bonds (Proceeds — $16,857,261) — (5.0)%			(16,813,106)

TBA Sale Commitments (k)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/32		583	(583,922)
3.00%, 1/01/32-1/01/47		10,548	(10,505,980)
3.50%, 1/01/32-1/01/47		14,110	(14,488,038)
4.00%, 1/01/32-1/01/47		5,355	(5,625,957)
4.50%, 1/01/47		2,368	(2,545,896)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/47		883	(876,796)
3.50%, 1/01/47		1,538	(1,574,806)
4.00%, 1/01/47		9,204	(9,662,222)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/47		122	(126,830)
4.50%, 1/15/47		100	(108,137)
Total TBA Sale Commitments (Proceeds — $45,929,206) — (13.9)%			(46,098,584)

Options Written
(Premiums Received — $46,504) — (0.0)%			(15,713)
Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 104.1%			346,309,472
Liabilities in Excess of Other Assets — (4.1)%			(13,710,773)

Net Assets — 100.0%			$332,598,699

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Non-income producing security.

(f)	U.S. dollar denominated security issued by foreign domiciled entity.

(g)	Amount is less than $500.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Perpetual security with no stated maturity date.

(j)	Zero-coupon bond.

(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2016 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$1,665,140	$11,787
BNP Paribas Securities Corp.	$(788,183)	$ 1,418
Citigroup Global Markets, Inc.	$1,930,978	$ (2,285)
Credit Suisse Securities (USA) LLC	$(4,343,527)	$ 4,623
Daiwa Capital Markets America, Inc.	$1,838,293	$ (973)
Deutsche Bank Securities, Inc.	$105,033	$ 80
Goldman Sachs & Co.	$(6,316,596)	$ 5,062
J.P. Morgan Securities LLC	$12,483,979	$ (9,688)
Jefferies LLC	$3,313,307	$ 2,932
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$298,525	$ (8,026)
Morgan Stanley & Co. LLC	$166,587	$ 3,158
Nomura Securities International, Inc.	$2,356,635	$ (3,787)
RBC Capital Markets, LLC	$(471,668)	$ (439)
Wells Fargo Securities, LLC	$732,419	$ (273)

(l)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(m)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(n)	The amount to be repurchased assumes the maturity will be the day after the period end.

(o)	Issuer is a U.S. branch of a foreign domiciled bank.

(p)	Rates are discount rates or a range of discount rates at the time of purchase.

(q)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	18,757,657	(18,757,657)	—	—	$60,525
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,798,256	3,798,256	$3,798,256	5,154
				$3,798,256	$65,679

(r)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	(2.00)%	12/30/16	1/03/17	$5,618,240	$5,617,616	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(2.54)%	12/30/16	1/03/17	1,047,584	1,047,436	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.69)%	12/30/16	1/03/17	2,002,560	2,002,483	U.S. Treasury Obligations	Overnight
Total				$8,668,384	$8,667,535

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	23

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(60)	Euro-Bund	March 2017	USD	10,367,587	$(134,396)
23	Long Gilt British	March 2017	USD	3,566,697	91,449
46	U.S. Treasury Bonds (30 Year)	March 2017	USD	6,930,188	9,290
187	U.S. Treasury Notes (10 Year)	March 2017	USD	23,240,594	8,178
24	U.S. Treasury Notes (2 Year)	March 2017	USD	5,200,500	432
44	U.S. Treasury Notes (5 Year)	March 2017	USD	5,177,219	6,070
28	U.S. Ultra Treasury Bonds	March 2017	USD	4,487,000	(46,786)
5	Euro Dollar	December 2017	USD	1,231,000	1,306
(15)	Euro Dollar	September 2018	USD	3,679,688	5,792
(5)	Euro Dollar	December 2018	USD	1,225,000	(1,819)
Total					$(60,484)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	831,383	USD	242,892	BNP Paribas S.A.	1/04/17	$12,150
BRL	342,887	USD	99,000	Goldman Sachs International	1/04/17	6,187
BRL	477,400	USD	140,000	Goldman Sachs International	1/04/17	6,451
BRL	777,699	USD	230,000	Goldman Sachs International	1/04/17	8,574
BRL	443,023	USD	133,200	Nomura International PLC	1/04/17	2,706
BRL	645,145	USD	190,000	Royal Bank of Scotland PLC	1/04/17	7,910
USD	99,000	BRL	343,283	Goldman Sachs International	1/04/17	(6,308)
USD	116,000	BRL	397,184	Goldman Sachs International	1/04/17	(5,844)
USD	121,446	BRL	425,182	Goldman Sachs International	1/04/17	(8,987)
USD	133,200	BRL	445,288	Goldman Sachs International	1/04/17	(3,400)
USD	133,200	BRL	444,755	Goldman Sachs International	1/04/17	(3,237)
USD	50,000	BRL	166,500	Morgan Stanley & Co. International PLC	1/04/17	(1,077)
USD	121,446	BRL	423,951	Morgan Stanley & Co. International PLC	1/04/17	(8,609)
USD	130,400	BRL	443,751	Morgan Stanley & Co. International PLC	1/04/17	(5,729)
USD	130,400	BRL	441,274	Morgan Stanley & Co. International PLC	1/04/17	(4,969)
USD	130,296	CLP	87,969,344	Royal Bank of Scotland PLC	1/05/17	(981)
USD	702,966	EUR	661,000	Goldman Sachs International	1/05/17	6,932
CNH	519,634	USD	75,000	BNP Paribas S.A.	1/06/17	(677)
CNH	268,234	USD	38,700	Citibank N.A.	1/06/17	(335)
CNH	450,548	USD	65,000	HSBC Bank PLC	1/06/17	(558)
CNH	187,127	USD	27,000	JPMorgan Chase Bank N.A.	1/06/17	(235)
CNH	64,466	USD	9,300	Royal Bank of Scotland PLC	1/06/17	(79)
USD	357,601	CNH	2,471,666	HSBC Bank PLC	1/06/17	4,079
USD	116,393	GBP	93,000	Citibank N.A.	1/09/17	1,746
EUR	78,000	USD	83,707	Goldman Sachs International	1/10/17	(1,551)
RUB	6,851,157	USD	107,000	JPMorgan Chase Bank N.A.	1/10/17	4,411
USD	82,861	EUR	78,000	Bank of America N.A.	1/10/17	705
USD	107,000	RUB	6,582,640	Morgan Stanley & Co. International PLC	1/10/17	(44)
USD	36,575	IDR	481,146,777	BNP Paribas S.A.	1/11/17	928
USD	39,959	IDR	529,061,912	JPMorgan Chase Bank N.A.	1/11/17	762

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	52,865	USD	57,717	Deutsche Bank AG	1/12/17	$ (2,029)
EUR	140,000	USD	149,310	Royal Bank of Scotland PLC	1/12/17	(1,833)
USD	49,292	EUR	46,667	Goldman Sachs International	1/12/17	134
USD	49,302	EUR	46,667	Goldman Sachs International	1/12/17	143
USD	49,305	EUR	46,667	Goldman Sachs International	1/12/17	146
USD	148,945	EUR	140,000	Goldman Sachs International	1/12/17	1,468
EUR	276,000	USD	294,260	JPMorgan Chase Bank N.A.	1/13/17	(3,504)
RUB	2,969,300	USD	46,000	Bank of America N.A.	1/13/17	2,254
RUB	2,656,224	USD	41,400	Deutsche Bank AG	1/13/17	1,766
RUB	14,880,172	USD	230,000	Deutsche Bank AG	1/13/17	11,815
RUB	17,468,316	USD	276,000	JPMorgan Chase Bank N.A.	1/13/17	7,875
USD	294,417	EUR	276,000	Morgan Stanley & Co. International PLC	1/13/17	3,661
USD	79,114	RUB	4,838,584	HSBC Bank PLC	1/13/17	482
USD	276,000	RUB	16,879,056	HSBC Bank PLC	1/13/17	1,701
USD	79,586	RUB	4,873,875	JPMorgan Chase Bank N.A.	1/13/17	382
ZAR	2,200,032	USD	160,000	Morgan Stanley & Co. International PLC	1/17/17	(400)
IDR	298,968,014	USD	21,894	Bank of America N.A.	1/18/17	232
IDR	412,855,000	USD	30,246	BNP Paribas S.A.	1/18/17	309
IDR	418,055,000	USD	30,627	BNP Paribas S.A.	1/18/17	313
RUB	17,517,720	USD	276,000	JPMorgan Chase Bank N.A.	1/18/17	8,364
USD	38,919	IDR	511,985,000	JPMorgan Chase Bank N.A.	1/18/17	1,029
USD	38,362	IDR	504,340,000	UBS AG	1/18/17	1,036
USD	38,904	IDR	511,982,368	UBS AG	1/18/17	1,014
USD	95,400	INR	6,459,534	Royal Bank of Scotland PLC	1/18/17	420
USD	81,636	RUB	4,997,747	Bank of America N.A.	1/18/17	508
USD	87,029	RUB	5,327,028	Citibank N.A.	1/18/17	556
USD	107,335	RUB	6,545,315	Deutsche Bank AG	1/18/17	1,086
KRW	20,201,400	USD	17,200	Barclays Bank PLC	1/23/17	(474)
USD	115,200	KRW	135,334,656	Royal Bank of Scotland PLC	1/23/17	3,149
USD	115,706	MXN	2,365,050	Morgan Stanley & Co. International PLC	1/23/17	2,050
USD	144,000	TWD	4,579,488	Nomura International PLC	1/23/17	1,752
JPY	7,016,498	USD	61,000	Morgan Stanley & Co. International PLC	1/27/17	(865)
BRL	235,410	USD	70,000	Goldman Sachs International	2/01/17	1,603
BRL	236,600	USD	70,000	Morgan Stanley & Co. International PLC	2/01/17	1,965
USD	50,101	EUR	44,955	Morgan Stanley & Co. International PLC	2/06/17	2,685
BRL	931,219	USD	268,239	Goldman Sachs International	2/07/17	14,570
MXN	1,657,456	USD	80,000	Deutsche Bank AG	2/07/17	(503)
MXN	1,660,160	USD	80,000	UBS AG	2/07/17	(374)
USD	87,007	BRL	290,472	Goldman Sachs International	2/07/17	(1,209)
USD	392,688	BRL	1,290,701	Goldman Sachs International	2/07/17	704
USD	109,497	BRL	360,000	Nomura International PLC	2/07/17	166
USD	160,000	MXN	3,293,440	Goldman Sachs International	2/07/17	2,036
USD	37,849	IDR	505,096,487	Bank of America N.A.	2/10/17	600
USD	99,413	IDR	1,334,613,147	Goldman Sachs International	2/10/17	990
USD	146,579	IDR	1,960,500,666	Goldman Sachs International	2/10/17	2,000
USD	31,384	IDR	420,235,932	HSBC Bank PLC	2/10/17	393
USD	146,999	IDR	1,975,518,396	HSBC Bank PLC	2/10/17	1,312
USD	97,428	IDR	1,307,000,459	Standard Chartered Bank	2/10/17	1,042
USD	99,597	IDR	1,336,097,701	Standard Chartered Bank	2/10/17	1,065

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	25

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	32,145	IDR	430,267,371	UBS AG	2/10/17	$ 415
EUR	4,209	USD	4,541	Goldman Sachs International	2/14/17	(100)
EUR	45,016	USD	48,477	UBS AG	2/14/17	(981)
USD	303,859	EUR	273,918	Citibank N.A.	2/14/17	14,845
IDR	440,835,000	USD	31,921	BNP Paribas S.A.	2/16/17	559
IDR	479,014,993	USD	34,686	BNP Paribas S.A.	2/16/17	607
USD	1,994	IDR	26,730,122	JPMorgan Chase Bank N.A.	2/16/17	25
USD	224,125	IDR	2,967,420,880	Morgan Stanley & Co. International PLC	2/16/17	5,491
RUB	8,469,150	EUR	131,000	Société Générale	2/22/17	(1,759)
USD	1,101,000	CNH	7,761,180	Westpac Banking Corp.	3/15/17	9,759
Total						$113,367

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	Citibank N.A.	1/05/17	USD	1.13	EUR	5,147	$1
USD Currency	Call	JPMorgan Chase Bank N.A.	1/09/17	CAD	1.35	USD	160	778
USD Currency	Call	Citibank N.A.	1/20/17	TRY	3.45	USD	189	5,549
USD Currency	Call	BNP Paribas S.A.	1/23/17	TWD	32.00	USD	280	3,943
USD Currency	Call	Goldman Sachs International	1/23/17	INR	69.00	USD	280	464
USD Currency	Call	Citibank N.A.	2/22/17	CAD	1.36	USD	318	3,078
USD Currency	Put	UBS AG	1/05/17	JPY	116.50	USD	190	1,124
USD Currency	Put	Nomura International PLC	1/06/17	INR	67.40	USD	170	84
EUR Currency	Put	Citibank N.A.	1/13/17	USD	1.06	EUR	190	1,978
USD Currency	Put	Morgan Stanley & Co. International PLC	1/13/17	BRL	3.45	USD	190	10,512
USD Currency	Put	Deutsche Bank AG	1/17/17	RUB	65.00	USD	200	12,410
USD Currency	Put	Morgan Stanley & Co. International PLC	2/14/17	BRL	3.34	USD	240	7,426
USD Currency	Put	JPMorgan Chase Bank N.A.	2/17/17	BRL	3.37	USD	200	7,270
USD Currency	Put	Goldman Sachs International	2/21/17	BRL	3.35	USD	200	6,658
EUR Currency	Put	BNP Paribas S.A.	6/01/17	USD	1.02	EUR	4,708	71,144
Total								$132,419

See Notes to Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	BNP Paribas S.A.	1/05/17	USD	1.13	EUR	5,147	$(1)
USD Currency	Call	Goldman Sachs International	1/20/17	TRY	3.60	USD	189	(1,600)
USD Currency	Call	JPMorgan Chase Bank N.A.	2/17/17	BRL	3.50	USD	200	(1,259)
USD Currency	Put	Nomura International PLC	1/06/17	INR	66.40	USD	250	(2)
USD Currency	Put	Deutsche Bank AG	1/17/17	RUB	62.50	USD	300	(7,766)
USD Currency	Put	Morgan Stanley & Co. International PLC	2/14/17	BRL	3.18	USD	360	(3,024)
USD Currency	Put	Goldman Sachs International	2/21/17	BRL	3.15	USD	300	(2,061)
Total								$(15,713)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	USD 2,024	$(10,756)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD 6,899	$202,127

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	7,141	$(28,812)
3.39%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	1,268	4,239
3.39%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	1,268	3,804
3.37%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	1,249	5,889
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	60	(251)
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	91	(623)
3.46%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	1,268	(7,634)
3.45%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	1,268	(10,145)
3.43%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	1,249	(13,224)
Total						$(46,757)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	27

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	135	$498	$ 824	$ (326)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	135	828	1,263	(435)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	120	(3,613)	(3,355)	(258)
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	130	(961)	2,545	(3,506)
HSBC Holdings PLC ADR	1.00%	Bank of America N.A.	12/20/21	EUR	319	(5,174)	(4,769)	(405)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	12/20/21	EUR	963	(15,619)	(13,223)	(2,396)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	12/20/21	EUR	640	(10,380)	(6,913)	(3,467)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	481	3,737	4,404	(667)
HSBC Holdings PLC ADR	1.00%	Citibank N.A.	12/20/21	EUR	629	(10,202)	(8,919)	(1,283)
HSBC Holdings PLC ADR	1.00%	Citibank N.A.	12/20/21	EUR	311	(5,045)	(4,410)	(635)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	1,000	7,770	9,660	(1,890)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	655	5,089	5,188	(99)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	351	2,727	5,223	(2,496)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	319	2,479	5,068	(2,589)
HSBC Holdings PLC ADR	1.00%	Credit Suisse International	12/20/21	EUR	321	(5,207)	(4,533)	(674)
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	308	2,393	2,965	(572)
Republic of Argentina	5.00%	Bank of America N.A.	12/20/21	USD	39	(1,389)	(1,777)	388
Republic of South Africa	1.00%	Bank of America N.A.	12/20/21	USD	150	7,875	10,973	(3,098)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	286	1,232	2,425	(1,193)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	209	899	2,055	(1,156)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	140	4,917	8,184	(3,267)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	140	4,917	8,184	(3,267)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	140	4,917	8,223	(3,306)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	140	4,917	8,223	(3,306)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	140	4,917	8,244	(3,327)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	85	2,985	4,992	(2,007)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	15	527	877	(350)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	15	527	877	(350)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	15	527	881	(354)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	15	527	881	(354)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	15	527	883	(356)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	10	351	587	(236)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	905	47,512	65,823	(18,311)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	186	801	800	1
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	122	525	546	(21)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	76	328	288	40
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	61	263	231	32
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	31	131	115	16
Prudential Financial, Inc.	1.00%	Citibank N.A.	12/20/21	USD	522	(3,946)	4,899	(8,845)
Republic of Argentina	5.00%	Citibank N.A.	12/20/21	USD	156	(6,816)	(5,057)	(1,759)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	370	19,425	27,067	(7,642)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	151	651	1,142	(491)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	88	381	375	6
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	43	187	106	81
Republic of South Africa	1.00%	Goldman Sachs International	12/20/21	USD	92	4,830	6,691	(1,861)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/21	USD	130	6,825	9,596	(2,771)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	380	19,950	27,798	(7,848)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	81	350	349	1
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	70	2,458	3,962	(1,504)
Republic of the Philippines	1.00%	UBS AG	12/20/21	USD	75	325	285	40
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	110	1,259	2,593	(1,334)

See Notes to Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	70	$801	$ 3,121	$ (2,320)
CMBX.NA Series 8 AAA	0.50%	Morgan Stanley Capital Services LLC	10/17/57	USD	60	687	1,344	(657)
CMBX.NA Series 9 AAA	0.50%	Goldman Sachs International	9/17/58	USD	50	1,095	1,601	(506)
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	230	78	76	2
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	200	69	(150)	219
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	140	48	28	20
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	30	1,693	1,978	(285)
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	30	1,693	1,978	(285)
CMBX.NA Series 6 BBB-	3.00%	Morgan Stanley Capital Services LLC	5/11/63	USD	30	1,693	1,818	(125)
Total						$111,789	$215,133	$(103,344)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	95	$ (4,711)	$(1,466)	$(3,245)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	15	(744)	(231)	(513)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	135	(498)	(955)	457
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	135	(827)	(1,100)	273
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB+	USD	177	(3,532)	(15,879)	12,347
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	95	(2,366)	(12,859)	10,493
CMBX.NA Series 8 A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	60	(3,060)	(6,193)	3,133
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	6	(327)	(732)	405
CMBX.NA Series 6 BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	30	(1,693)	(2,468)	775
Total							$(17,758)	$(41,883)	$24,125

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	1,345	$(436)	—	$ (436)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	2,688	(43)	—	(43)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	1,614	(450)	—	(450)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	3,280	(326)	—	(326)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	226	22	—	22
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	205,250	775	$234	541
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	205,250	(383)	—	(383)
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	3,181	(2,263)	—	(2,263)
12.08%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	2,558	(1,648)	—	(1,648)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	826	1,209	12	1,197
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	716	1,425	2	1,423

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	29

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	8,086	$ (971)	—	$ (971)
7.04%[2]	28-day MXIBTIIE	Goldman Sachs International	11/21/18	MXN	17,335	(2,538)	—	(2,538)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	9,703	(1,155)	—	(1,155)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	8,198	(1,488)	—	(1,488)
7.10%[2]	28-day MXIBTIIE	Citibank N.A.	11/22/18	MXN	9,703	(971)	$ (19)	(952)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	13,800	(2,908)	(25)	(2,883)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	8,146	(1,574)	(15)	(1,559)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	7,828	(1,649)	(14)	(1,635)
6.85%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/29/18	MXN	16,426	(5,364)	(27)	(5,337)
6.93%[2]	28-day MXIBTIIE	Bank of America N.A.	11/30/18	MXN	11,821	(3,051)	(61)	(2,990)
6.89%[2]	28-day MXIBTIIE	Goldman Sachs International	11/30/18	MXN	8,668	(2,542)	(44)	(2,498)
12.46%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	925	5,502	—	5,502
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	667	(1,470)	—	(1,470)
11.81%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	350	1,891	—	1,891
11.80%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	350	1,860	—	1,860
11.03%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	634	(1,225)	—	(1,225)
11.77%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	493	2,485	—	2,485
12.10%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	380	3,038	—	3,038
11.02%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	356	(731)	—	(731)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	1,135	(1,881)	—	(1,881)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	311	(510)	—	(510)
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	873	4,502	—	4,502
12.17%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	672	5,791	—	5,791
11.04%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	644	(1,208)	—	(1,208)
12.01%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	492	3,528	—	3,528
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	334	(806)	—	(806)
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	134	96	—	96
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	9,346	—	9,346
3.30%[1]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/06/21	USD	700	(44,371)	—	(44,371)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(28,886)	—	(28,886)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	(867)	—	(867)
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(2,739)	—	(2,739)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	672	4,133	9	4,124
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	541	(2,335)	(9)	(2,326)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	271	(1,239)	(1)	(1,238)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	864	(4,018)	(4)	(4,014)
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	1,733	(8,092)	(8)	(8,084)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	3,395	16,100	16	16,084
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	122	(611)	(2)	(609)
7.78%[1]	28-day MXIBTIIE	Citibank N.A.	11/11/26	MXN	2,098	922	—	922
7.78%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	2,488	1,065	—	1,065
7.80%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	1,251	473	—	473
8.71%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/14/26	ZAR	1,620	(3,339)	8	(3,347)
8.71%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/14/26	ZAR	1,365	(2,788)	7	(2,795)
7.69%[1]	28-day MXIBTIIE	Citibank N.A.	11/18/26	MXN	875	664	2	662
7.69%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/18/26	MXN	2,023	1,536	6	1,530
7.77%[1]	28-day MXIBTIIE	Bank of America N.A.	11/20/26	MXN	3,059	1,516	27	1,489
7.75%[1]	28-day MXIBTIIE	Goldman Sachs International	11/20/26	MXN	2,181	1,264	19	1,245
Total						$(67,733)	$113	$(67,846)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Transactions in Options Written for the Year Ended December 31, 2016

	Calls					Puts
		Notional (000)					Notional (000)
	Contracts	EUR	GBP	USD	Premiums Received	Contracts	AUD	EUR	USD	Premiums Received
Outstanding options, beginning of year	—	—	—	—	—	—	—	—	—	—
Options written	1,559	22,013	7,160	8,203	$536,218	9,350	9,900	6,866	1,700	$732,483
Options exercised	—	—	—	(410)	(4,851)	—	—	—	—	—
Options expired	(39)	(14,616)	—	(6,284)	(123,962)	(283)	(4,200)	(4,616)	(490)	(153,706)
Options closed	(1,520)	(2,250)	(7,160)	(1,120)	(367,212)	(9,067)	(5,700)	(2,250)	—	(572,466)
Outstanding options, end of year	—	5,147	—	389	$40,193	—	—	—	1,210	$6,311

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$122,517	—	$122,517
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$180,018	—	—	180,018
Options purchased	Investments at value — unaffiliated[2]	—	—	—	132,419	—	—	132,419
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$202,127	—	—	—	$13,932	216,059
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	296,968	—	—	69,158	—	366,126
Total		—	$499,095	—	$312,437	$191,675	$13,932	$1,017,139

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$183,001	—	$183,001
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$66,651	—	—	66,651
Options written	Options written at value	—	—	—	15,713	—	—	15,713
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$ 10,756	—	—	29,686	$31,003	71,445
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	202,937	—	—	136,891	—	339,828
Total		—	$213,693	—	$82,364	$349,578	$31,003	$676,638

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	31

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(220,555)	—	$(220,555)
Forward foreign currency exchange contracts	—	—	—	$79,047	—	—	79,047
Options purchased[1]	—	—	—	(344,099)	555,720	—	211,621
Options written	—	—	—	227,460	(423,679)	—	(196,219)
Swaps	—	$251,781	—	(6,999)	387,888	$(2)	632,668
Total	—	$251,781	—	$(44,591)	$299,374	$(2)	$506,562

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(51,302)	—	$(51,302)
Forward foreign currency exchange contracts	—	—	—	$134,477	—	—	134,477
Options purchased[2]	—	—	—	22,011	9,949	—	31,960
Options written	—	—	—	30,791	—	—	30,791
Swaps	—	$177,089	—	—	28,934	$(17,071)	188,952
Total	—	$177,089	—	$187,279	$(12,419)	$(17,071)	$334,878

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts - long	$46,868,739
Average notional value of contracts - short	$16,815,881
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$12,082,380
Average amounts sold - in USD	$7,560,556
Options:
Average value of option contracts purchased	$136,931
Average value of option contracts written	$55,835
Average notional value of swaption contracts purchased	$1,158,000
Credit default swaps:
Average notional value - buy protection	$13,737,585
Average notional value - sell protection	$16,233,500
Interest rate swaps:
Average notional value - pays fixed rate	$23,295,597
Average notional value - receives fixed rate	$19,173,749
Total return swaps:
Average notional value	$2,572,204

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 152,609		$ 2,531
Forward foreign currency exchange contracts	180,018		66,651
Options	132,419	[1]	15,713
Swaps - centrally cleared	—		3,775
Swaps - OTC[2]	366,126		339,828

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 831,172		$428,498
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(152,609)		(6,306)

Total derivative assets and liabilities subject to an MNA	$ 678,563		$422,192

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 89,223	$ (46,949)	—	—	$ 42,274
Barclays Bank PLC	69,101	(22,419)	—	—	46,682
BNP Paribas S.A.	94,357	(27,344)	—	—	67,013
Citibank N.A.	93,677	(59,006)	—	—	34,671
Credit Suisse International	18,836	(18,836)	—	—	—
Deutsche Bank AG	64,136	(55,315)	—	—	8,821
Goldman Sachs International	71,749	(55,783)	—	—	15,966
HSBC Bank PLC	17,563	(3,329)	—	—	14,234
J.P. Morgan Securities LLC	4,361	(1,302)	—	—	3,059
JPMorgan Chase Bank N.A.	84,096	(36,060)	—	—	48,036
Morgan Stanley & Co. International PLC	33,790	(24,717)	—	—	9,073
Morgan Stanley Capital Services LLC	5,707	(5,707)	—	—	—
Nomura International PLC	4,708	(2)	—	—	4,706
Royal Bank of Scotland PLC	11,479	(2,893)	—	—	8,586
Standard Chartered Bank	2,107	—	—	—	2,107
UBS AG	3,914	(1,355)	—	—	2,559
Westpac Banking Corp.	9,759	—	—	—	9,759
Total	$678,563	$(361,017)	—	—	$317,546

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 46,949	$ (46,949)	—	—	—
Barclays Bank PLC	22,419	(22,419)	—	—	—
BNP Paribas S.A.	27,344	(27,344)	—	—	—
Citibank N.A.	59,006	(59,006)	—	—	—
Credit Suisse International	27,208	(18,836)	—	—	$ 8,372
Deutsche Bank AG	55,315	(55,315)	—	—	—
Goldman Sachs International	55,783	(55,783)	—	—	—
HSBC Bank PLC	3,329	(3,329)	—	—	—
J.P. Morgan Securities LLC	1,302	(1,302)	—	—	—
JPMorgan Chase Bank N.A.	36,060	(36,060)	—	—	—
Morgan Stanley & Co. International PLC	24,717	(24,717)	—	—	—
Morgan Stanley Capital Services LLC	56,751	(5,707)	—	—	51,044
Nomura International PLC	2	(2)	—	—	—
Royal Bank of Scotland PLC	2,893	(2,893)	—	—	—
Société Générale	1,759	—	—	—	1,759
UBS AG	1,355	(1,355)	—	—	—
Total	$422,192	$(361,017)	—	—	$61,175

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	33

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$29,903,490	$9,595,248	$39,498,738
Corporate Bonds	—	74,272,200	—	74,272,200
Foreign Agency Obligations	—	1,917,926	—	1,917,926
Foreign Government Obligations	—	8,355,541	—	8,355,541
Non-Agency Mortgage-Backed Securities	—	19,388,258	2,403,512	21,791,770
Preferred Securities	$846,531	493,026	—	1,339,557
Taxable Municipal Bonds	—	8,303,519	—	8,303,519
U.S. Government Sponsored Agency Securities	—	137,435,429	—	137,435,429
U.S. Treasury Obligations	—	84,785,256	—	84,785,256
Short-Term Securities:
Borrowed Bond Agreements	—	16,781,898	—	16,781,898
Certificates of Deposit	—	6,415,393	—	6,415,393
Commercial Paper	—	4,408,973	—	4,408,973
Money Market Funds	3,798,256	—	—	3,798,256
Options Purchased:
Foreign currency exchange contracts	—	132,418	1	132,419
Liabilities:
Investments:
Borrowed Bonds	—	(16,813,106)	—	(16,813,106)
TBA Sale Commitments	—	(46,098,584)	—	(46,098,584)

Total	$4,644,787	$329,681,637	$11,998,761	$346,325,185

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$230,856	—	$230,856
Foreign currency exchange contracts	—	180,018	—	180,018
Interest rate contracts	$122,517	68,816	—	191,333
Other contracts	—	13,932	—	13,932
Liabilities:
Credit contracts	—	(118,704)	—	(118,704)
Foreign currency exchange contracts	—	(82,363)	$(1)	(82,364)
Interest rate contracts	(183,001)	(166,348)	—	(349,349)
Other contracts	—	(31,003)	—	(31,003)

Total	$(60,484)	$95,204	$(1)	$34,719

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes. As of period end, reverse repurchase agreements of $8,667,535 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage- Backed Securities	Other Interests	Options Purchased	Total
Assets:
Opening Balance, as of December 31, 2015	$3,225,869	$1,508,987	$122	—	$4,734,978
Transfers into Level 3	15,273	—	—	—	15,273
Transfers out of Level 3	(1,094,162)	(388,941)	—	—	(1,483,103)
Accrued discounts/premiums	5,127	12,102	—	—	17,229
Net realized gain (loss)	3,687	11,532	—	—	15,219
Net change in unrealized appreciation (depreciation)[1,2]	23,827	(10,002)	(122)	$(33,763)	(20,060)
Purchases	8,107,882	2,470,192	—	33,764	10,611,838
Sales	(692,255)	(1,200,358)	—	—	(1,892,613)

Closing Balance, as of December 31, 2016	$9,595,248	$2,403,512	—	$1	$11,998,761

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	$28,733	$(17,861)	$(122)	$(33,763)	$(23,013)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	35

Statement of Assets and Liabilities

December 31, 2016	BlackRock Total Return V.I. Fund

Assets
Investments at value — unaffiliated (cost — $407,560,007)	$405,438,619
Investments at value — affiliated (cost — $3,798,256)	3,798,256
Cash	3,976,517
Cash pledged:
Futures contracts	861,050
Centrally cleared swaps	609,960
Foreign currency at value (cost — $762,661)	773,742
Receivables:
Investments sold	4,086,098
TBA sale commitments	45,929,206
Capital shares sold	884,208
Dividends — affiliated	352
Interest	1,511,888
From the Manager	105,527
Principal paydowns	14,979
Variation margin on futures contracts	152,609
Swap premiums paid	268,581
Unrealized appreciation on:
Forward foreign currency exchange contracts	180,018
OTC swaps	97,545
Prepaid expenses	1,908
Other assets	26,605

Total assets	468,717,668

Liabilities
Borrowed bonds at value (proceeds — $16,857,261)	16,813,106
Options written at value (premiums received — $46,504)	15,713
TBA sale commitments at value (proceeds — $45,929,206)	46,098,584
Reverse repurchase agreements	8,667,535
Payables:
Investments purchased	63,122,051
Capital shares redeemed	608
Distribution fees	34,577
Income dividends	547,777
Interest expense	38,133
Investment advisory fees	126,763
Officer’s and Directors’ fees	2,997
Other accrued expenses payable	236,610
Other affiliates	1,730
Variation margin on futures contracts	2,531
Variation margin on centrally cleared swaps	3,775
Swap premiums received	95,218
Unrealized depreciation on:
Forward foreign currency exchange contracts	66,651
OTC swaps	244,610

Total liabilities	136,118,969

Net Assets	$332,598,699

Net Assets Consist of
Paid-in capital	$360,662,787
Undistributed net investment income	34,849
Accumulated net realized loss	(25,970,175)
Net unrealized appreciation (depreciation)	(2,128,762)

Net Assets	$332,598,699

Net Asset Value
Class I — Based on net assets of $157,445,466 and 13,353,695 shares outstanding, 600 million shares authorized, $0.10 par value	$11.79

Class III — Based on net assets of $175,153,233 and 15,033,435 shares outstanding, 100 million shares authorized, $0.10 par value	$11.65

See Notes to Financial Statements.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock Total Return V.I. Fund

Investment Income
Interest	$7,195,440
Dividends — unaffiliated	47,371
Dividends — affiliated	65,679
Foreign taxes withheld	(997)

Total income	7,307,493

Expenses
Investment advisory	1,340,631
Transfer agent	5,005
Transfer agent — class specific	489,702
Distribution — class specific	326,461
Custodian	96,286
Professional	68,434
Accounting services	66,552
Printing	52,329
Officer and Directors	22,276
Registration	7,920
Miscellaneous	47,053

Total expenses excluding interest expense	2,522,649
Interest expense	92,936

Total expenses	2,615,585
Less:
Fees waived by the Manager	(11,987)
Transfer agent fees reimbursed — class specific	(418,783)

Total expenses after fees waived and reimbursed	2,184,815

Net investment income	5,122,678

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Borrowed bonds	456,792
Forward foreign currency exchange contracts	79,047
Foreign currency transactions	181,905
Futures contracts	(220,555)
Investments — unaffiliated[1]	(1,045,536)
Options written	(196,219)
Swaps	632,668

(111,898)

Net change in unrealized appreciation (depreciation) on:
Borrowed bonds	1,969
Forward foreign currency exchange contracts	134,477
Foreign currency translations	10,713
Futures contracts	(51,302)
Investments — unaffiliated	(262,270)
Options written	30,791
Swaps	188,952

53,330

Net realized and unrealized loss	(58,568)

Net Increase in Net Assets Resulting from Operations	$5,064,110

[1]	Net of $11,477 realized tax deferral.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	37

Statements of Changes in Net Assets	BlackRock Total Return V.I. Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$5,122,678	$3,059,654
Net realized gain (loss)	(111,898)	681,785
Net change in unrealized appreciation (depreciation)	53,330	(3,541,127)

Net increase in net assets resulting from operations	5,064,110	200,312

Distributions to Shareholders[1]
From net investment income:
Class I	(3,223,271)	(3,011,155)
Class III	(2,293,347)	(392,472)

Decrease in net assets resulting from distributions to shareholders	(5,516,618)	(3,403,627)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	110,161,750	88,027,041

Net Assets
Total increase in net assets	109,709,242	84,823,726
Beginning of year	222,889,457	138,065,731

End of year	$332,598,699	$222,889,457

Undistributed (distributions in excess of) net investment income, end of year	$34,849	$(19,216)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.71	$11.93	$11.51	$12.01	$11.49

Net investment income[1]	0.23	0.22	0.32	0.32	0.38
Net realized and unrealized gain (loss)	0.09	(0.19)	0.44	(0.45)	0.55

Net increase (decrease) from investment operations	0.32	0.03	0.76	(0.13)	0.93

Distributions from net investment income[2]	(0.24)	(0.25)	(0.34)	(0.37)	(0.41)

Net asset value, end of year	$11.79	$11.71	$11.93	$11.51	$12.01

Total Return[3]
Based on net asset value	2.76%	0.26%	6.66%	(1.14)%	8.25%

Ratios to Average Net Assets
Total expenses[4]	0.82%	0.92%	0.88%	0.87%	0.80%

Total expenses after fees reimbursed and paid indirectly[4]	0.62%	0.74%	0.69%	0.67%	0.67%

Total expenses after fees reimbursed and paid indirectly and excluding interest expense[4]	0.59%	0.69%	0.66%	0.65%	0.64%

Net investment income[4]	1.92%	1.89%	2.68%	2.75%	3.24%

Supplemental Data
Net assets, end of year (000)	$157,445	$154,046	$130,765	$135,943	$162,921

Portfolio turnover rate[5]	590%	900%	772%	724%	953%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	0.01%	—	—	—

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	396%	625%	560%	498%	729%

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	39

Financial Highlights (concluded)	BlackRock Total Return V.I. Fund

	Class III
					Period August 14, 2012[1] to December 31,	Period April 25, 2012[1] to June 19,
	Year Ended December 31,
	2016	2015	2014	2013	2012	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$11.57	$11.79	$11.38	$11.86	$11.71	$11.65

Net investment income[3]	0.19	0.18	0.27	0.28	0.13	0.05
Net realized and unrealized gain (loss)	0.10	(0.19)	0.44	(0.42)	0.16	0.07

Net increase (decrease) from investment operations	0.29	(0.01)	0.71	(0.14)	0.29	0.12

Distributions from net investment income[4]	(0.21)	(0.21)	(0.30)	(0.34)	(0.14)	(0.06)

Net asset value, end of period	$11.65	$11.57	$11.79	$11.38	$11.86	$11.71

Total Return[5]
Based on net asset value	2.46%	(0.08)%	6.28%	(1.30)%	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses[7]	1.01%	1.06%	1.11%	1.06%	0.95%[8]	1.09%[8]

Total expenses after fees reimbursed and paid indirectly[7]	0.93%	1.04%	1.01%	0.96%	0.95%[8]	0.98%[8]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense[7]	0.89%	0.98%	0.98%	0.94%	0.91%[8]	0.95%[8]

Net investment income[7]	1.61%	1.54%	2.31%	2.45%	2.83%[8]	3.22%[8]

Supplemental Data
Net assets, end of period (000)	$175,153	$68,844	$7,300	$2,750	$344	— [2]

Portfolio turnover rate[9]	590%	900%	772%	724%	953%	953%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012

Investments in underlying funds	0.01%	0.01%	—	—	—

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	396%	625%	560%	498%	729	%*

* The portfolio turnover is from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

See Notes to Financial Statements.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and recommenced on August 14, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	41

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	43

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	45

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended December 31, 2016, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Fund were $1,850,007 and (0.50)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[3]	Net Collateral Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Barclays Bank PLC	$1,845,099	—	$(1,838,456)	$6,643	—	—	$6,643
BNP Paribas Securities Corp.	3,607,867	—	(3,658,174)	(50,307)	—	—	(50,307)
Citigroup Global Markets, Inc.	73,838	—	(72,431)	1,407	—	—	1,407
Credit Suisse Securities (USA) LLC	125,115	$(5,617,616)	(125,109)	(5,617,610)	$5,617,610	$5,617,610	—
Deutsche Bank Securities, Inc.	7,720,429	—	(7,727,556)	(7,127)	—	—	(7,127)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,409,550	(3,049,919)	(3,429,513)	(3,069,882)	3,061,706	3,061,706	(8,176)
Total	$16,781,898	$(8,667,535)	$(16,851,239)	$(8,736,876)	$8,679,316	$8,679,316	$(57,560)

[1]	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $38,133 which is shown as interest expense payable in the Statement of Assets and Liabilities.

[3]

Net collateral with a value of $8,690,500 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	47

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

48	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

•

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	49

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate caps and floors — The Fund enters into interest rate caps and floors to gain or reduce exposure to interest rates (interest rate risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor”. The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

50	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Up to $250 Million	0.50%
Over $250 Million up to $500 Million	0.45%
Over $500 Million up to $750 Million	0.40%
Over $750 Million	0.35%

For the year ended December 31, 2016, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $570,274,841.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $326,461.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$310,207	$179,495	$489,702

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $11,987.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	51

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer agent fees reimbursed	$310,211	$108,572	$418,783

For the year ended December 31, 2016, the Fund reimbursed the Manager $3,262 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$518,236	$60,955	$2,529

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,366,924,547	$1,308,180,696
U.S. Government Securities	$369,022,401	$320,302,341

For the year ended December 31, 2016, purchases and sales related to mortgage dollar rolls were $534,745,060 and $534,834,175, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the classification of investments, the accounting for swap agreements and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$448,005
Accumulated net realized loss	$(448,005)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$5,516,618	$3,403,627

52	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$137,222
Capital loss carryforwards	(23,090,333)
Net unrealized losses[1]	(2,902,540)
Qualified late-year losses[2]	(2,208,437)

Total	$(28,064,088)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, foreign currency contracts, the classification of investments and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains of $23,090,333, all of which is due to expire December 31, 2017.

During the year ended December 31, 2016, the Fund utilized $1,771,179 of its capital loss carryforward.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$412,098,058

Gross unrealized appreciation	$2,055,005
Gross unrealized depreciation	(4,916,188)

Net unrealized depreciation	$(2,861,183)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	53

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

54	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,078,444	$25,204,731	3,999,034	$47,243,403
Shares issued in reinvestment of distributions	267,271	3,203,436	254,419	3,034,094
Shares redeemed	(2,147,090)	(25,786,780)	(2,059,998)	(24,514,021)

Net increase	198,625	$2,621,387	2,193,455	$25,763,476

Class III
Shares sold	9,823,253	$116,352,187	5,907,118	$69,027,091
Shares issued in reinvestment of distributions	178,754	2,121,457	26,674	313,146
Shares redeemed	(918,301)	(10,933,281)	(603,431)	(7,076,672)

Net increase	9,083,706	$107,540,363	5,330,361	$62,263,565

Total Net Increase	9,282,331	$110,161,750	7,523,816	$88,027,041

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	55

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Total Return V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

56	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund’s Class I performed in line with and Class III underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The principal positive contributors to performance were allocation-based strategies within securitized assets such as commercial mortgage-backed securities (“CMBS”) and asset-backed securities. These segments benefited as the global search for yield and limited supply created a favorable technical backdrop and the fundamentals around the U.S. consumer, housing and commercial real estate continued to strengthen. Selection within both 15-year and 30-year residential mortgage-backed securities (“MBS”) also added value, as a bias toward higher coupons in September benefited from waning prepayment concerns. Allocations to high-quality, longer-duration agency collateralized mortgage obligations also contributed to performance. Finally, positioning with respect to global interest rates and currencies added to performance.

•

Detractors from performance included the Fund’s allocation to U.S. Treasuries and positioning along the Treasury yield curve. Positioning with respect to Treasury inflation protected securities also constrained performance relative to the benchmark. Finally, the Fund’s use of interest rate swaps detracted. Specifically, the Fund held fixed-rate payer positions (with a corresponding right to receive payments based upon a floating rate index) designed to benefit from an upward move in shorter-term rates. This position declined in value as interest rates fell over much of the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund moved from a slight overweight duration (and corresponding sensitivity to changes in interest rates) to an underweight duration relative to the benchmark. The Fund added modestly to its allocations to agency MBS and CMBS, while decreasing exposure to U.S. Treasuries.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the investment adviser as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s overall use of derivatives made a modest contribution to the Fund’s performance.

Describe portfolio positioning at period end.

•

The Fund closed the 12-month period slightly overweight agency MBS relative to the benchmark, with a significant allocation to high quality, specified pools. The Fund maintained significant allocations to securitized assets, preferring interest only positions within CMBS and agency MBS, as well as single asset/single borrower deals within CMBS. The Fund closed the period underweight duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	55%
U.S. Treasury Obligations	36
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	4

[1]	Total investments exclude short-term securities and options purchased.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

The Fund invests, under normal circumstances, at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2016
	Standardized 30-Day Yields[6]	Unsubsidized 30-Day Yields[6]	6-Month Total Returns[7]	Average Annual Total Returns
				1 Year[7]	5 Years[7]		10 Years[7]
Class I5	1.50%	1.20%	(2.86)%	1.33%	1.32%		3.12%
Class III[5]	0.94	0.32	(2.96)	1.08	1.06	[8]	2.86	[8]
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	(2.90)	1.31	1.57		4.04
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	(1.39)	1.67	2.06		4.28

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[11]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[9]	Ending Account Value December 31, 2016	Expenses Paid During the Period[10]
Class I	$1,000.00	$971.40	$3.62	$3.52	$1,000.00	$1,021.47	$3.71	$1,021.57	$3.61
Class III	$1,000.00	$970.40	$5.25	$5.10	$1,000.00	$1,019.81	$5.38	$1,019.96	$5.23

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I and 1.06% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Class I and 1.03% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transac-

tion or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.24%, 9/15/26 (a)(b)	USD	210	$210,000
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 2.44%, 5/20/26 (a)(b)		500	500,489
CIFC Funding Ltd.:
Series 2014-5A, Class A1R, 2.26%, 1/17/27 (a)		400	400,000
Series 2015-3A, Class A, 2.30%, 10/19/27 (a)(b)		250	250,000
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 2.01%, 8/15/25 (a)(b)		700	697,259
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.28%, 11/22/25 (a)(b)		556	554,988
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.00%, 4/20/25 (a)(b)		500	498,439
Progress Residential Trust, Series 2016-SFR1, Class A, 2.24%, 9/17/33 (a)(b)		469	472,988
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.65%, 8/16/32 (a)(b)		200	207,229
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.99%, 5/17/32 (a)(b)		189	188,070
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.33%, 10/15/26 (a)(b)		400	399,983
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 2.38%, 4/20/26 (a)(b)		500	500,300
Total Asset-Backed Securities — 6.5%			4,879,745

Foreign Agency Obligations — 0.0%
Petroleos Mexicanos, 6.50%, 3/13/27 (a)		16	16,504

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 2.9%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	8	$7,949
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.13%, 7/05/33 (a)(b)		700	700,657
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.10%, 11/15/33 (a)(b)		230	231,153
Credit Suisse Mortgage Capital Certificates, Series 2016-MFF, Class A, 2.14%, 11/15/33 (a)(b)		100	100,148
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 2.00%, 12/15/34 (a)(b)		991	992,374
LMREC, Inc., Series 2016-CRE2, Class A, 2.29%, 11/24/31 (a)(b)		100	100,126

			2,132,407
Interest Only Commercial Mortgage-Backed Securities — 1.9%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)		858	99,468
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR14, Class XA, 0.84%, 2/10/47 (b)		1,395	46,816
Series 2015-CR22, Class XA, 1.02%, 3/10/48 (b)		2,370	129,647
Series 2015-CR24, Class XA, 0.88%, 8/10/48 (b)		1,183	64,635
Series 2015-CR25, Class XA, 0.96%, 8/10/48 (b)		2,278	136,815
Series 2015-LC21, Class XA, 0.87%, 7/10/48 (b)		6,910	309,342
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		3,895	143,299
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		3,300	115,981
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		1,600	101,143
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		22,949	95,439
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XA, 1.66%, 5/15/49 (b)		996	105,407
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class XA, 0.96%, 12/15/48 (b)		1,490	90,842

			1,438,834
Total Non-Agency Mortgage-Backed Securities — 4.8%			3,571,241

Portfolio Abbreviations
AUD	Australian Dollar	INR	Indian Rupee	OTC	Over-the-counter
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
CAD	Canadian Dollar	KRW	Korean Won	TBA	To-be-announced
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	TWD	Taiwan Dollar
CNH	Chinese Yuan Offshore	MXIBTIIE	Mexico Interbank TIIE 28 Day	USD	U.S. Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.7%
Federal Home Loan Bank, 4.00%, 4/10/28	USD	500	$547,195
Collateralized Mortgage Obligations — 0.4%
Ginnie Mae, Series 2014-107, Class WX, 6.81%, 7/20/39 (b)		242	283,445
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Freddie Mac:
Series K043, Class X1, 0.55%, 12/25/24 (b)		3,184	116,918
Series K718, Class X1, 0.65%, 1/25/22 (b)		331	9,058
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (c)		985	2
Series 2003-109, Class IO, 0.00%, 3/16/43-11/16/43 (c)		4,867	221
Series 2016-137, Class IO, 0.95%, 10/16/56		798	63,546
Series 2016-140, Class IO, 0.94%, 5/16/58 (a)		797	62,372
Series 2016-143, Class IO, 1.01%, 10/16/56 (a)		798	67,040

			319,157
Mortgage-Backed Securities — 73.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-1/01/32 (d)		2,283	2,287,447
2.81%, 3/01/41 (b)		72	76,301
2.95%, 3/01/41 (b)		38	39,881
3.00%, 4/01/29-1/01/47 (d)		8,004	8,021,700
3.13%, 9/01/41 (b)		70	73,731
3.40%, 6/01/41 (b)		66	69,325
3.50%, 7/01/26-1/01/47 (d)		8,816	9,091,498
4.00%, 9/01/25-1/01/47 (d)		5,198	5,491,823
4.50%, 5/01/24-1/01/47 (d)		2,209	2,382,284
5.00%, 6/01/39-1/01/47 (d)		1,469	1,608,854
5.50%, 5/01/34-9/01/39		348	389,825
6.00%, 4/01/35-6/01/41		446	511,780
6.50%, 5/01/40		89	100,561
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-1/01/32 (d)		749	750,374
2.76%, 10/01/45 (b)		218	222,103
3.00%, 1/01/30-1/01/47 (d)		2,893	2,897,120
3.50%, 1/01/32-1/01/47 (d)		2,733	2,806,709
4.00%, 8/01/40-1/01/47 (d)		4,589	4,825,303
4.50%, 2/01/39-1/01/47 (d)		546	587,590
5.00%, 10/01/41-11/01/41		298	325,079
5.50%, 6/01/41		208	231,376
8.00%, 12/01/29-7/01/30		45	54,175
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/47 (d)		3,138	3,176,917
3.50%, 12/20/41-1/15/47 (d)		3,209	3,339,252
4.00%, 9/20/40-1/15/47 (d)		1,465	1,558,950
4.50%, 12/20/39-11/20/44		2,660	2,870,492
5.00%, 12/15/38-12/15/40		164	180,390
5.50%, 1/15/34		857	974,992

			54,945,832
Total U.S. Government Sponsored Agency Securities — 74.6%			56,095,629

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds:
2.50%, 5/15/46	USD	2,665	$2,368,577
2.25%, 8/15/46		2,800	2,354,548
2.88%, 11/15/46		1,681	1,623,146
U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/20		2,695	2,723,023
U.S. Treasury Notes:
0.75%, 9/30/18-10/31/18 (e)		7,417	7,364,748
1.00%, 11/30/18-10/15/19		154	152,877
0.88%, 9/15/19		1,798	1,774,471
1.13%, 8/31/21-9/30/21		3,781	3,650,345
1.25%, 10/31/21 (e)		1,006	975,118
1.75%, 11/30/21 (e)		2,737	2,716,182
1.38%, 9/30/23		2,173	2,058,003
1.63%, 10/31/23-5/15/26		2,821	2,683,039
1.50%, 8/15/26		5,108	4,697,966
2.00%, 11/15/26 (e)		1,366	1,314,294
Total U.S. Treasury Obligations — 48.5%			36,456,337
Total Long-Term Investments (Cost — $102,245,218) — 134.4%			101,019,456

Short-Term Securities
Borrowed Bond Agreements — 0.3%
Barclays Capital, Inc., 0.00%, 1/03/17 (Purchased on 12/30/16 to be repurchased at $170,573, collateralized by U.S. Treasury Notes, 1.38% due at 12/15/19, par and fair value of USD 171,000 and $170,592, respectively)		171	170,573
BNP Paribas Securities Corp., (0.38)%, Open (f) (Purchased on 12/16/16 to be repurchased at $21,639, collateralized by U.S. Treasury Notes, 2.13% due at 11/30/23, par and fair value of USD 22,000 and $21,854, respectively)		22	21,643
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05%, 1/03/17 (Purchased on 12/30/16 to be repurchased at $29,663, collateralized by U.S. Treasury Notes, 1.00% due at 11/15/19, par and fair value of USD 30,000 and $29,639, respectively)		30	29,663
Total Borrowed Bond Agreements			221,879

Certificates of Deposit
Yankee — 1.7% (g)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.54%, 8/17/17 (b)		210	210,336
Cooperatieve Rabobank UA, New York, 1.41%, 8/16/17 (b)		220	220,302
Credit Industriel et Commercial, New York, 1.51%, 8/16/17 (b)		220	220,511
Credit Suisse AG, New York, 1.69%, 8/16/17 (b)		110	110,165
Credit Suisse AG, New York, 1.72%, 8/24/17 (b)		110	110,158

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Certificates of Deposit		Par (000)	Value
Yankee (continued) (g)
Skandinaviska Enskilda Banken AB, New York, 1.39%, 8/17/17 (b)	USD	210	$ 210,328
Sumitomo Mitsui Banking Corp., New York, 1.53%, 8/18/17 (b)		110	110,151
UBS AG, Stamford, 1.53%, 9/01/17		110	110,196
Total Certificates of Deposit — 1.7%			1,302,147

Commercial Paper (h)
BNP Paribas SA, (New York Branch), 1.53%, 8/17/17 (b)		110	110,140
Norinchukin Bank, (New York Branch), 1.20%, 2/22/17 (b)		110	110,061
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (b)		220	220,418
Svenska Handelsbanken AB, (New York Branch), 1.20%, 2/27/17 (b)		110	110,084
Swedbank AB, (New York Branch), 1.38%, 8/18/17 (b)		110	110,172
Total Commercial Paper — 0.9%			660,875

		Shares
Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (i)(j)		701,543	701,543
Total Short-Term Securities (Cost — $2,883,423) — 3.8%			2,886,444

Options Purchased
(Cost — $10,027) — 0.0%			19,462
Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments (Cost — $105,138,668) — 138.2%			103,925,362

Options Written			Value
(Premiums Received — $ 87,919) — (0.1)%			$ (79,072)

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (0.3)%
U.S. Treasury Notes:
1.00%, 11/15/19	USD	30	(29,639)
1.38%, 12/15/19		171	(170,592)
2.13%, 11/30/23		22	(21,854)
Total Borrowed Bonds (Proceeds — $221,080) — (0.3)%			(222,085)

TBA Sale Commitments (d)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/32		357	(357,565)
3.00%, 1/01/32-1/01/47		4,411	(4,393,938)
3.50%, 1/01/32-1/01/47		6,177	(6,354,375)
4.00%, 1/01/47		4,363	(4,585,007)
4.50%, 1/01/47		1,177	(1,265,422)
5.50%, 1/01/47		787	(874,861)
6.00%, 1/01/47		116	(131,352)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/47		326	(323,710)
3.50%, 1/01/47		420	(430,056)
4.00%, 1/01/47		1,700	(1,785,480)
4.50%, 1/01/46		25	(26,834)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/47		60	(60,751)
3.50%, 1/15/47		138	(143,464)
4.00%, 1/15/47		45	(47,789)
4.50%, 1/15/47		1,022	(1,090,785)
Total TBA Sale Commitments (Proceeds — $21,817,203) — (29.1)%			(21,871,389)
Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 108.7%			$81,752,816
Liabilities in Excess of Other Assets — (8.7)%			(6,561,181)

Net Assets — 100.0%			$75,191,635

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Zero-coupon bond.

(d)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(167,420)	$ 3,828
BNP Paribas Securities Corp.	$(464,630)	$ (99)
Citigroup Global Markets, Inc.	$410,457	$(1,315)
Credit Suisse Securities (USA) LLC	$(2,308,884)	$ 1,693
Daiwa Capital Markets America, Inc.	$611,451	$ (205)
Deutsche Bank Securities, Inc.	$210,066	$ 164
Goldman Sachs & Co.	$(4,323,634)	$ 8,587
J.P. Morgan Securities LLC	$3,874,980	$(4,206)
Jefferies LLC	$1,139,086	$ 1,023
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(358,968)	$(1,881)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Counterparty	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. LLC	$(208,264)	$ 638
Nomura Securities International, Inc.	$921,940	$(575)
RBC Capital Markets, LLC	$(23,417)	$(495)
Wells Fargo Securities, LLC	$174,623	$(452)

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	The amount to be repurchased assumes the maturity will be the day after the period end.

(g)	Issuer is a U.S. branch of a foreign domiciled bank.

(h)	Rates are discount rates or a range of discount rates at the time of purchase.

(i)	During the year ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,354,283	(1,354,283)[1]	—	—	$6,960
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	701,543[2]	701,543	$701,543	489
Total				$701,543	$7,449

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(j)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	(2.00)%	12/30/16	1/03/17	$975,432	$975,324	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	(0.95)%	12/30/16	1/03/17	4,687,419	4,687,172	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(2.54)%	12/30/16	1/03/17	2,716,076	2,715,692	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.69)%	12/30/16	1/03/17	1,311,360	1,311,310	U.S. Treasury Obligations	Overnight
Total				$9,690,287	$9,689,498

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(12)	Euro-Bund	March 2017	USD	2,073,517	$(27,515)
8	U.S. Treasury Bonds (30 Year)	March 2017	USD	1,205,250	12,140
(51)	U.S. Treasury Notes (10 Year)	March 2017	USD	6,338,344	(57,308)
(43)	U.S. Treasury Notes (2 Year)	March 2017	USD	9,317,563	8,265
36	U.S. Treasury Notes (5 Year)	March 2017	USD	4,235,906	(9,847)
(15)	U.S. Ultra Treasury Bonds	March 2017	USD	2,403,750	(23,569)
Total					$(97,834)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	107,327	USD	31,356	BNP Paribas S.A.	1/04/17	$ 1,568
BRL	68,200	USD	20,000	Goldman Sachs International	1/04/17	922
BRL	101,439	USD	30,000	Goldman Sachs International	1/04/17	1,118
BRL	69,846	USD	21,000	Nomura International PLC	1/04/17	426
BRL	67,910	USD	20,000	Royal Bank of Scotland PLC	1/04/17	833
USD	15,678	BRL	54,889	Goldman Sachs International	1/04/17	(1,160)
USD	21,000	BRL	70,119	Goldman Sachs International	1/04/17	(510)
USD	21,000	BRL	70,203	Goldman Sachs International	1/04/17	(536)
USD	15,678	BRL	54,730	Morgan Stanley & Co. International PLC	1/04/17	(1,111)
USD	24,500	BRL	82,908	Morgan Stanley & Co. International PLC	1/04/17	(934)
USD	24,500	BRL	83,374	Morgan Stanley & Co. International PLC	1/04/17	(1,077)
USD	15,548	CLP	10,497,232	Royal Bank of Scotland PLC	1/05/17	(117)
CNH	69,284	USD	10,000	BNP Paribas S.A.	1/06/17	(90)
CNH	35,765	USD	5,160	Citibank N.A.	1/06/17	(45)
CNH	55,452	USD	8,000	HSBC Bank PLC	1/06/17	(69)
CNH	24,950	USD	3,600	JPMorgan Chase Bank N.A.	1/06/17	(31)
CNH	8,595	USD	1,240	Royal Bank of Scotland PLC	1/06/17	(11)
USD	46,800	CNH	323,473	HSBC Bank PLC	1/06/17	534
USD	13,767	GBP	11,000	Citibank N.A.	1/09/17	207
EUR	9,000	USD	9,659	Goldman Sachs International	1/10/17	(179)
RUB	832,384	USD	13,000	JPMorgan Chase Bank N.A.	1/10/17	536
USD	9,561	EUR	9,000	Bank of America N.A.	1/10/17	81
USD	13,000	RUB	799,760	Morgan Stanley & Co. International PLC	1/10/17	(5)
EUR	20,000	USD	21,330	Royal Bank of Scotland PLC	1/12/17	(262)
USD	7,042	EUR	6,667	Goldman Sachs International	1/12/17	19
USD	7,043	EUR	6,667	Goldman Sachs International	1/12/17	20
USD	7,044	EUR	6,667	Goldman Sachs International	1/12/17	21
USD	21,278	EUR	20,000	Goldman Sachs International	1/12/17	210
EUR	32,000	USD	34,117	JPMorgan Chase Bank N.A.	1/13/17	(406)
RUB	387,300	USD	6,000	Bank of America N.A.	1/13/17	294
RUB	346,464	USD	5,400	Deutsche Bank AG	1/13/17	230
RUB	1,940,892	USD	30,000	Deutsche Bank AG	1/13/17	1,541
RUB	2,025,312	USD	32,000	JPMorgan Chase Bank N.A.	1/13/17	913
USD	34,135	EUR	32,000	Morgan Stanley & Co. International PLC	1/13/17	424
USD	4,000	RUB	257,760	BNP Paribas S.A.	1/13/17	(189)
USD	9,322	RUB	570,142	HSBC Bank PLC	1/13/17	57
USD	32,000	RUB	1,956,992	HSBC Bank PLC	1/13/17	197
USD	9,378	RUB	574,300	JPMorgan Chase Bank N.A.	1/13/17	45
ZAR	275,004	USD	20,000	Morgan Stanley & Co. International PLC	1/17/17	(50)
RUB	2,031,040	USD	32,000	JPMorgan Chase Bank N.A.	1/18/17	970
USD	11,100	INR	751,581	Royal Bank of Scotland PLC	1/18/17	49
USD	9,465	RUB	579,449	Bank of America N.A.	1/18/17	59
USD	10,090	RUB	617,627	Citibank N.A.	1/18/17	64
USD	12,445	RUB	758,877	Deutsche Bank AG	1/18/17	126
KRW	9,161,100	USD	7,800	Barclays Bank PLC	1/23/17	(215)
USD	18,800	KRW	22,085,864	Royal Bank of Scotland PLC	1/23/17	514
USD	17,000	TWD	540,634	Nomura International PLC	1/23/17	207
JPY	805,171	USD	7,000	Morgan Stanley & Co. International PLC	1/27/17	(99)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	33,630	USD	10,000	Goldman Sachs International	2/01/17	$ 229
BRL	33,800	USD	10,000	Morgan Stanley & Co. International PLC	2/01/17	281
MXN	207,182	USD	10,000	Deutsche Bank AG	2/07/17	(63)
MXN	207,520	USD	10,000	UBS AG	2/07/17	(47)
USD	20,000	MXN	411,680	Goldman Sachs International	2/07/17	255
RUB	1,034,400	EUR	16,000	Société Générale	2/22/17	(215)
Total						$5,529

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	JPMorgan Chase Bank N.A.	1/09/17	CAD	1.35	USD	20	$ 97
USD Currency	Call	BNP Paribas S.A.	1/23/17	TWD	32.00	USD	30	423
USD Currency	Call	Goldman Sachs International	1/23/17	INR	69.00	USD	30	50
USD Currency	Call	Citibank N.A.	2/22/17	CAD	1.36	USD	36	349
USD Currency	Call	HSBC Bank PLC	3/10/17	CNH	6.92	USD	20	563
USD Currency	Put	UBS AG	1/05/17	JPY	116.50	USD	20	118
EUR Currency	Put	Citibank N.A.	1/13/17	USD	1.06	EUR	20	208
USD Currency	Put	Morgan Stanley & Co. International PLC	1/13/17	BRL	3.45	USD	20	1,107
EUR Currency	Put	BNP Paribas S.A.	6/01/17	USD	1.02	EUR	1,095	16,547
Total								$19,462

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.50%	Pay	3-month LIBOR	2/09/18	USD	190	$ (961)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-month LIBOR	4/05/18	USD	2,300	(1,293)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.80%	Pay	3-month LIBOR	4/12/18	USD	5,650	(2,443)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Receive	3-month LIBOR	2/09/18	USD	190	(6,410)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	4/05/18	USD	2,300	(17,741)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.80%	Receive	3-month LIBOR	4/12/18	USD	5,650	(50,224)
Total									$(79,072)

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	USD	240	$(1,275)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	4,812	$(19,454)
1.37%[1]	3-month LIBOR	N/A	11/30/20	USD	2,470	42,276
3.39%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	308	1,028
3.39%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	308	923
3.37%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	303	1,428
3.26%[2]	3-month LIBOR	N/A	11/18/24	USD	700	(33,570)
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	15	(63)
3.46%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	308	(1,851)
3.45%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	308	(2,461)
3.43%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	303	(3,207)
1.77%[2]	3-month LIBOR	N/A	12/12/26	USD	1,600	(68,553)
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	135	5,440
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	130	4,945
2.83%[2]	3-month LIBOR	N/A	7/10/45	USD	265	16,930
Total						$(56,189)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	295	$1,271	$2,502	$(1,231)

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	177	$ (57)	—	$ (57)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	353	(6)	—	(6)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	212	(59)	—	(59)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	397	(39)	—	(39)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	27	3	—	3
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	385	(274)	—	(274)
12.08%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	309	(199)	—	(199)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	938	(120)	—	(120)
7.04%[2]	28-day MXIBTIIE	Goldman Sachs International	11/21/18	MXN	2,010	(310)	—	(310)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	1,125	(125)	—	(125)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	950	(160)	—	(160)
7.10%[2]	28-day MXIBTIIE	Citibank N.A.	11/22/18	MXN	1,125	(112)	$(2)	(110)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	1,600	(337)	(3)	(334)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	944	(183)	(2)	(181)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	908	(192)	(2)	(190)
6.85%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/29/18	MXN	1,905	(622)	(3)	(619)
6.93%[2]	28-day MXIBTIIE	Bank of America N.A.	11/30/18	MXN	1,371	(354)	(7)	(347)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.89%[2]	28-day MXIBTIIE	Goldman Sachs International	11/30/18	MXN	1,005	$ (294)	$(5)	$ (289)
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	81	(178)	—	(178)
11.81%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	41	219	—	219
11.80%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	41	216	—	216
11.03%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	77	(148)	—	(148)
11.77%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	57	288	—	288
12.10%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	44	353	—	353
11.02%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	43	(88)	—	(88)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	150	(248)	—	(248)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	41	(67)	—	(67)
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	114	588	—	588
12.17%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	78	672	—	672
11.04%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	78	(146)	—	(146)
12.01%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	57	410	—	410
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	40	(97)	—	(97)
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	16	11	—	11
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	640	(3,002)	(3)	(2,999)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	810	3,842	4	3,838
7.78%[1]	28-day MXIBTIIE	Citibank N.A.	11/11/26	MXN	249	111	—	111
7.78%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	295	123	—	123
7.80%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	148	53	—	53
8.71%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/14/26	ZAR	195	(400)	1	(401)
8.71%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/14/26	ZAR	160	(327)	1	(328)
7.69%[1]	28-day MXIBTIIE	Citibank N.A.	11/18/26	MXN	104	79	—	79
7.69%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/18/26	MXN	240	182	1	181
7.77%[1]	28-day MXIBTIIE	Bank of America N.A.	11/20/26	MXN	363	180	3	177
7.75%[1]	28-day MXIBTIIE	Goldman Sachs International	11/20/26	MXN	259	150	2	148
Total						$ (664)	$(15)	$ (649)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Year Ended December 31, 2016

	Calls				Puts
		Notional (000)				Notional (000)
	Contracts	EUR	USD	Premiums Received	Contracts	EUR	GBP	USD	Premiums Received

Outstanding options, beginning of year	—	—	900	$35,730	—	—	—	900	$35,730
Options written	22,169	1,864	16,142	209,865	266	1,864	32	31,244	228,818
Options expired	(22,112)	(1,244)	(1,734)	(34,920)	(79)	(1,244)	—	—	(25,587)
Options closed	(57)	(620)	(7,168)	(163,122)	(187)	(620)	(32)	(24,004)	(198,595)

Outstanding options, end of year	—	—	8,140	$47,553	—	—	—	8,140	$40,366

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 20,405	—	$20,405
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$12,950	—	—	12,950
Options purchased	Investments at value — unaffiliated[2]	—	—	—	19,462		—	19,462
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	69,591	$3,379	72,970
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	$2,502	—	—	7,482	—	9,984
Total		—	$2,502	—	$32,412	$ 97,478	$3,379	$135,771

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$118,239	—	$118,239
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 7,421		—	7,421
Options written	Options written at value	—	—	—		79,072	—	79,072
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$1,275	—	—	121,640	$7,519	130,434
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	1,231	—	—	8,146	—	9,377
Total		—	$2,506	—	$ 7,421	$327,097	$7,519	$344,543

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$496,535	—	$496,535
Forward foreign currency exchange contracts	—	—	—	$ 3,664	—	—	3,664
Options purchased[1]	—	—	—	(51,846)	137,067	—	85,221
Options written	—	—	—	37,081	(161,927)	—	(124,846)
Swaps	—	$(1,234)	—	(1,891)	(316,802)	—	(319,927)

Total	—	$(1,234)	—	$(12,992)	$154,873	—	$140,647

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(78,731)	—	$(78,731)
Forward foreign currency exchange contracts	—	—	—	$ 1,677	—	—	1,677
Options purchased[2]	—	—	—	6,300	3,924	—	10,224
Options written	—	—	—		34,948	—	34,948
Swaps	—	$(2,506)	—	—	86,210	$(4,140)	79,564

Total	—	$(2,506)	—	$ 7,977	$46,351	$(4,140)	$47,682

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,322,626
Average notional value of contracts — short	$23,169,208
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,380,284
Average amounts sold — in USD	$1,717,531
Options:
Average value of option contracts purchased	$27,257
Average value of option contracts written	$8,054
Average notional value of swaption contracts purchased	$1,051,250
Average notional value of swaption contracts written	$12,905,000
Credit default swaps:
Average notional value — buy protection	$236,000
Interest rate swaps:
Average notional value — pays fixed rate	$11,598,906
Average notional value — receives fixed rate	$5,427,531

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 17,276		$ 33,772
Forward foreign currency exchange contracts	12,950		7,421
Options	19,462	[1]	79,072
Swaps — Centrally cleared	9,816		—
Swaps — OTC[2]	9,984		9,377

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 69,488		$129,642
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(27,092)		(33,772)

Total derivative assets and liabilities subject to an MNA	$ 42,396		$ 95,870

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$3,551	$(2,293)	—	—	$1,258
BNP Paribas S.A.	18,538	(279)	—	—	18,259
Citibank N.A.	1,659	(915)	—	—	744
Deutsche Bank AG	5,739	(5,739)	—	—	—
Goldman Sachs International	2,994	(2,994)	—	—	—
HSBC Bank PLC	1,351	(69)	—	—	1,282
JPMorgan Chase Bank N.A.	4,605	(2,730)	—	—	1,875
Morgan Stanley & Co. International PLC	1,812	(1,812)	—	—	—
Nomura International PLC	633	—	—	—	633
Royal Bank of Scotland PLC	1,396	(390)	—	—	1,006
UBS AG	118	(47)	—	—	71
Total	$42,396	$(17,268)	—	—	$25,128

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$2,293	$(2,293)	—	—	—
Barclays Bank PLC	215	—	—	—	$215
BNP Paribas S.A.	279	(279)	—	—	—
Citibank N.A.	915	(915)	—	—	—
Deutsche Bank AG	79,135	(5,739)	—	—	73,396
Goldman Sachs International	6,306	(2,994)	—	—	3,312
HSBC Bank PLC	69	(69)	—	—	—
JPMorgan Chase Bank N.A.	2,730	(2,730)	—	—	—
Morgan Stanley & Co. International PLC	3,276	(1,812)	—	—	1,464
Royal Bank of Scotland PLC	390	(390)	—	—	—
Société Générale	215	—	—	—	215
UBS AG	47	(47)	—	—	—
Total	$95,870	$(17,268)	—	—	$78,602

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,519,445	$1,360,300	$4,879,745
Foreign Agency Obligations	—	16,504	—	16,504
Non-Agency Mortgage-Backed Securities	—	3,571,241	—	3,571,241
U.S. Government Sponsored Agency Securities	—	56,095,629	—	56,095,629
U.S. Treasury Obligations	—	36,456,337	—	36,456,337
Short-Term Securities:
Borrowed Bond Agreements	—	221,879	—	221,879
Certificates of Deposit	—	1,302,147	—	1,302,147
Commercial Paper	—	660,875	—	660,875
Money Market Funds	$701,543	—	—	701,543
Options Purchased:
Foreign currency exchange contracts	—	19,462	—	19,462
Liabilities:
Investments:
Borrowed Bonds	—	(222,085)	—	(222,085)
TBA Sale Commitments	—	(21,871,389)	—	(21,871,389)

Total	$701,543	$79,770,045	$1,360,300	$81,831,888

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$12,950	—	$12,950
Interest rate contracts	$20,405	77,061	—	97,466
Other contracts	—	3,379	—	3,379
Liabilities:
Credit contracts	—	(2,506)	—	(2,506)
Foreign currency exchange contracts	—	(7,421)	—	(7,421)
Interest rate contracts	(118,239)	(208,831)	—	(327,070)
Other contracts	—	(7,519)	—	(7,519)

Total	$(97,834)	$(132,887)	—	$(230,721)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $9,689,498 are categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2015	$1,483,775	$ 75,070	$1,558,845
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(987,525)	(75,070)	(1,062,595)
Accrued discounts/premiums	72	—	72
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[2,3]	4,443	—	4,443
Purchases	859,535	—	859,535
Sales	—	—	—

Closing Balance, as of December 31, 2016	$1,360,300	—	$1,360,300

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2,3]	$4,443	—	$4,443

[1]

As of December 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Statement of Assets and Liabilities

December 31, 2016	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $104,437,125)	$103,223,819
Investments at value — affiliated (cost — $701,543)	701,543
Cash	1,285,460
Cash pledged:
Centrally cleared swaps	106,940
Futures contracts	176,710
Foreign currency at value (cost — $105,378)	105,066
Receivables:
Investments sold	49,204
TBA sale commitments	21,817,203
Capital shares sold	866,940
Dividends — affiliated	75
Interest — unaffiliated	284,335
From the Manager	25,808
Principal paydowns	6,227
Variation margin on futures contracts	17,276
Variation margin on centrally cleared swaps	9,816
Swap premiums paid	2,514
Unrealized appreciation on:
Forward foreign currency exchange contracts	12,950
OTC swaps	7,470
Prepaid expenses	461
Other assets	22,260

Total assets	128,722,077

Liabilities
Borrowed bonds at value (proceeds — $221,080)	222,085
Options written at value (premiums received — $87,919)	79,072
TBA sale commitments at value (proceeds — $21,817,203)	21,871,389
Reverse repurchase agreements	9,689,498
Payables:
Investments purchased	21,334,236
Capital shares redeemed	46
Distribution fees	390
Income dividends	112,145
Interest expense	190
Investment advisory fees	25,243
Officer’s and Directors’ fees	2,485
Other accrued expenses	142,623
Other affiliates	470
Variation margin on futures contracts	33,772
Swap premiums received	27
Unrealized depreciation on:
Forward foreign currency exchange contracts	7,421
OTC swaps	9,350

Total liabilities	53,530,442

Net Assets	$75,191,635

Net Assets Consist of
Paid-in capital	$79,303,442
Undistributed net investment income	257,205
Accumulated net realized loss	(2,979,653)
Net unrealized appreciation (depreciation)	(1,389,359)

Net Assets	$75,191,635

Net Asset Value
Class I — Based on net assets of $72,433,308 and 7,114,411 shares outstanding, 300 million shares authorized, $0.10 par value	$10.18

Class III — Based on net assets of $2,758,327 and 270,994 shares outstanding, 100 million shares authorized, $0.10 par value	$10.18

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Operations

Year Ended December 31, 2016	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest — unaffiliated	$1,836,954
Dividends — affiliated	7,449

Total income	1,844,403

Expenses:
Investment advisory	422,158
Transfer agent	5,000
Transfer agent — class specific	167,038
Professional	64,898
Custodian	75,062
Accounting Services	23,521
Officer and Directors	19,245
Printing	23,046
Distribution — class specific	11,359
Registration	6
Miscellaneous	14,482

Total expenses excluding interest expense	825,815
Interest expense	48,250

Total expenses	874,065
Less:
Fees waived by the Manager	(57,902)
Transfer agent fees reimbursed — class specific	(163,570)

Total expenses after fees waived and reimbursed	652,593

Net investment income	1,191,810

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments — unaffiliated	1,267,463
Futures contracts	496,535
Options written	(124,846)
Swaps	(319,927)
Foreign currency transactions	10,330
Forward foreign currency exchange contracts	3,664
Borrowed bonds	(38,959)

1,294,260

Net change in unrealized appreciation (depreciation) on:
Investments	(1,079,367)
Futures contracts	(78,731)
Options written	34,948
Swaps	79,564
Foreign currency translations	(141)
Forward foreign currency exchange contracts	1,677
Borrowed bonds	(3,649)

(1,045,699)

Net realized and unrealized gain	248,561

Net Increase in Net Assets Resulting from Operations	$1,440,371

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Statements of Changes in Net Assets	BlackRock U.S. Government Bond V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$1,191,810	$1,255,888
Net realized gain	1,294,260	497,713
Net change in unrealized appreciation (depreciation)	(1,045,699)	(1,307,223)

Net increase in net assets resulting from operations	1,440,371	446,378

Distributions to Shareholders[1]
From net investment income:
Class I	(1,449,685)	(1,748,149)
Class III	(67,977)	(31,059)

Decrease in net assets resulting from distributions to shareholders	(1,517,662)	(1,779,208)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(9,641,543)	(7,481,244)

Net Assets
Total decrease in net assets	(9,718,834)	(8,814,074)
Beginning of year	84,910,469	93,724,543

End of year	$75,191,635	$84,910,469

Undistributed net investment income, end of year	$257,205	$262,323

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.23	$10.39	$10.04	$10.71	$10.76

Net investment income[1]	0.15	0.15	0.19	0.13	0.23
Net realized and unrealized gain (loss)	(0.01)	(0.10)	0.39	(0.48)	0.03

Net increase (decrease) from investment operations	0.14	0.05	0.58	(0.35)	0.26

Distributions:[2]
From net investment income	(0.19)	(0.21)	(0.23)	(0.25)	(0.27)
From net realized gain	—	—	—	(0.07)	(0.04)

Total distributions	(0.19)	(0.21)	(0.23)	(0.32)	(0.31)

Net asset value, end of year	$10.18	$10.23	$10.39	$10.04	$10.71

Total Return[3]
Based on net asset value	1.33%	0.45%	5.87%	(3.25)%	2.41%

Ratios to Average Net Assets
Total expenses	1.02%	0.96%	0.89%	0.90%	0.83%

Total expenses after fees waived and/or reimbursed	0.76%	0.73%	0.69%	0.69%	0.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.70%	0.70%	0.66%	0.68%	0.68%

Net investment income	1.43%	1.41%	1.88%	1.24%	2.13%

Supplemental Data
Net assets, end of year (000)	$72,433	$83,016	$92,975	$103,218	$130,938

Portfolio turnover rate[4]	1,140%	1,581%	1,388%	1,956%	1,529%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	705%	991%	956%	1,415%	1,119%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
				Period July 15, 2013[1] to December 31,	Period January 1, 2013 to July 9,	Period May 9, 2012[1] to December 31,
	Year Ended December 31,
	2016	2015	2014	2013	2013[2]	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.22	$10.39	$10.04	$10.19	$10.71	$10.77

Net investment income[3]	0.11	0.13	0.17	0.11	0.01	0.08
Net realized and unrealized gain (loss)	—	(0.12)	0.38	(0.09)	(0.38)	0.05

Net increase (decrease) from investment operations	0.11	0.01	0.55	0.02	(0.37)	0.13

Distributions:[4]
From net investment income	(0.15)	(0.18)	(0.20)	(0.10)	(0.15)	(0.15)
From net realized gain	—	—	—	(0.07)	—	(0.04)

Total distributions	(0.15)	(0.18)	(0.20)	(0.17)	(0.15)	(0.19)

Net asset value, end of period	$10.18	$10.22	$10.39	$10.04	$10.19	$10.71

Total Return[5]
Based on net asset value	1.08%	0.08%	5.56%	0.26%[6]	(3.60)%[6]	1.24%[6]

Ratios to Average Net Assets
Total expenses	1.27%	1.11%	1.09%	0.86%[7]	1.66%[7]	1.14%[7]

Total expenses after fees waived and/or reimbursed	1.08%	1.00%	1.00%	0.85%[7]	0.85%[7]	1.01%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.01%	0.97%	0.98%	0.84%[7]	0.85%[7]	0.99%[7]

Net investment income	1.09%	1.27%	1.63%	2.30%[7]	0.25%[7]	1.20%[7]

Supplemental Data
Net assets, end of period (000)	$2,758	$1,894	$750	$225	— [2]	$29

Portfolio turnover rate[8]	1,140%	1,581%	1,388%	1,956%	1,956%	1,529%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

				Period July 15, 2013 to December 31,	Period January 1, 2013 to July 9,	Period May 9, 2012 to December 31,
	Year Ended December 31,
	2016	2015	2014	2013	2013	2012

Portfolio turnover rate (excluding MDRs)	705%	991%	956%	1,415%	1,415%	1,119%

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement[s] of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of but not limited to the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation Techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	25

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	27

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended December 31, 2016 , the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $10,835,190 and 0.22%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and the counterparty under the MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[3]	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Barclays Capital, Inc.	$170,573	—	$(170,716)	$ (143)	—	—	$(143)
BNP Paribas Securities Corp.	21,643	—	(21,879)	(255)	—	—	(255)
Credit Suisse Securities (USA) LLC	—	$ (975,324)	—	(975,324)	$ 975,324	$ 975,324	—
Deutsche Bank Securities, Inc.	—	(4,687,172)	—	(4,687,172)	4,687,172	4,687,172	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	29,663	(4,027,002)	(29,680)	(4,027,019)	4,027,019	4,027,019	—

Total	$221,879	$(9,689,498)	$(222,275)	$(9,689,913)	$9,689,515	$9,689,515	$(398)

[1]	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $190 which is included in interest expense payable in the Statement of Assets and Liabilities.

[3]

Net collateral with a value of $9,704,522 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	29

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $3 Billion	0.47%
$3 Billion - $5 Billion	0.45%
$5 Billion - $10 Billion	0.44%
Greater than $10 Billion	0.43%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	31

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2016, the class specific distribution fees borne directly by Class III is $11,359.

Transfer Agent: The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$158,062	$8,976	$167,038

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager has agreed to voluntarily waive 0.10% of its investment advisory fee. Prior to June 15, 2016, the voluntary waiver was 0.03%. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $56,641.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $1,261.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$158,062	$5,508	$163,570

For the year ended December 31, 2016, the Fund reimbursed the Manager $964 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$882,494,213	$938,704,135
U.S. Government Securities	$143,418,366	$137,449,811

For the year ended December 31, 2016, purchases and sales related to mortgage dollar rolls were $391,263,945 and $391,271,752, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$320,734
Accumulated net realized loss	$(320,734)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$1,517,662	$1,779,208

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$262,528
Capital loss carryforward	(2,865,478)
Net unrealized losses[1]	(1,508,857)

Total	$(4,111,807)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the accounting for swap agreements.

As of December 31, 2016, the Fund had capital loss carryforwards of $2,865,478, with no expiration dates, available to offset future realized capital gains.

During the year ended December 31, 2016, the Fund utilized $820,371 of its capital loss carryforward.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	33

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$105,364,462

Gross unrealized appreciation	$ 427,017
Gross unrealized depreciation	(1,866,117)

Net unrealized depreciation	$ (1,439,100)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially exposes the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount in the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a prorata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
Class I	Shares	Amount	Shares	Amount
Shares sold	298,687	$ 3,117,025	446,716	$ 4,605,226
Shares issued in reinvestment of distributions	142,901	1,488,883	170,922	1,774,199
Shares redeemed	(1,443,563)	(15,070,332)	(1,451,715)	(15,051,324)

Net decrease	(1,001,975)	$(10,464,424)	(834,077)	$ (8,671,899)

Class III
Shares sold	869,182	$ 9,025,554	453,676	$ 4,699,960
Shares issued in reinvestment of distributions	6,710	70,048	2,638	27,289
Shares redeemed	(790,237)	(8,272,721)	(343,153)	(3,536,594)

Net increase	85,655	$ 822,881	113,161	$ 1,190,655

Total Net Decrease	(916,320)	$(9,641,543)	(720,916)	$(7,481,244)

At December 31, 2016, 1,963 Class III Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	35

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock U.S. Government Bond V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock U.S. Government Bond V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

DECEMBER 31, 2016
ANNUAL REPORT	BLACKROCK®
BlackRock Variable Series Funds, Inc.
▶ BlackRock Value Opportunities V.I. Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Fund Summary as of December 31, 2016	BlackRock Value Opportunities V.I. Fund

Investment Objective

BlackRock Value Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund underperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

•

Stock selection in the industrials sector, which was weakest in the aerospace & defense, professional services and commercial services & supplies industries, was the largest detractor from returns. This was followed by stock selection in consumer staples, where the Fund’s underperformance was driven almost entirely by the food & staples retailing industry and an investment in SUPERVALU Inc. The Fund also lost ground in the consumer discretionary sector due to an overweight position and selection in the textiles & apparel industry, as well as stock selection in specialty retail. Stock selection in information technology (“IT”) further dampened the Fund’s 12-month results.

•

Stock selection in the health care sector, particularly in the health care providers & services and pharmaceuticals industries, was the largest contributor to relative performance. An overweight in the strong performing energy sector was an additional positive, highlighted by positions in energy equipment & services companies. In addition, robust stock selection in the real estate sector was supplemented by selection in the capital markets and thrifts & mortgage finance industries within financials. An underweight in the telecommunications services sector added marginally to returns, as well.

Describe recent portfolio activity.

•

The Fund’s weighting in IT stocks declined due to the combination of market movements and an active reduction of its allocation to the semiconductors & semiconductor equipment and software industries. The Fund also brought down the extent of its overweight in health care by reducing its position in the health care equipment & supplies industry. In consumer staples, the Fund moved from an underweight position to an overweight due largely to its additions in the beverages industry. Lastly, while the Fund remained underweight in industrials, its underlying posture changed as it added to the machinery industry and reduced the extent of its overweight stance in the aerospace & defense group.

Describe portfolio positioning at period end.

•

Relative to the S&P SmallCap 600® Value Index, the Fund ended the year with overweights in the IT, health care, energy, real estate and consumer staples sectors, while it was underweight in financials, industrials, consumer discretionary, materials, telecommunications services and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Industrials	16%
Consumer Discretionary	16
Information Technology	15
Financials	15
Health Care	11
Materials	6
Energy	6
Real Estate	6
Consumer Staples	4
Utilities	3
Short-Term Securities	16
Liabilities in Excess of Other Assets	(14)

For Fund compliance purposes, the Fund’s classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that the investment adviser believes have special investment value.

[3]	An unmanaged index that is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1Year[5]	5 Years[5]	10 Years[5]
Class I4	18.21%	23.65%	14.46%	6.52%
Class II4	18.11	23.40	14.27	6.36
Class III[4]	18.07	23.41	14.24	6.29
S&P SmallCap 600® Value Index	20.75	31.32	16.88	8.18

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,182.10	$5.16	$1,000.00	$1,020.41	$4.77	0.94%
Class II	$1,000.00	$1,181.10	$6.03	$1,000.00	$1,019.61	$5.58	1.10%
Class III	$1,000.00	$1,180.70	$6.14	$1,000.00	$1,019.51	$5.69	1.12%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	3

Disclosure of Expenses	BlackRock Value Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
Aerojet Rocketdyne Holdings, Inc. (a)(b)	70,600	$1,267,270
Cubic Corp. (b)	57,700	2,766,715
Triumph Group, Inc. (b)	39,884	1,056,926

		5,090,911
Air Freight & Logistics — 2.0%
Forward Air Corp. (b)	42,800	2,027,864
Hub Group, Inc., Class A (a)	75,125	3,286,719

		5,314,583
Auto Components — 0.5%
Dorman Products, Inc. (a)(b)	17,827	1,302,441
Banks — 6.4%
CenterState Banks, Inc.	31,700	797,889
Green Bancorp, Inc. (a)(b)	135,613	2,061,318
IBERIABANK Corp.	15,600	1,306,500
NBT Bancorp, Inc.	32,500	1,361,100
OFG Bancorp	183,700	2,406,470
TCF Financial Corp.	37,500	734,625
Texas Capital Bancshares, Inc. (a)	30,300	2,375,520
TriState Capital Holdings, Inc. (a)	153,000	3,381,300
UMB Financial Corp. (b)	27,600	2,128,512

		16,553,234
Beverages — 1.4%
Boston Beer Co., Inc., Class A (a)	14,942	2,537,899
Cott Corp.	106,352	1,204,968

		3,742,867
Biotechnology — 0.0%
Xoma Corp. (a)(b)	14	59
Capital Markets — 1.8%
Financial Engines, Inc. (b)	31,000	1,139,250
Greenhill & Co., Inc.	51,400	1,423,780
Piper Jaffray Cos. (a)	28,800	2,088,000

		4,651,030
Chemicals — 0.7%
Kraton Performance Polymers, Inc. (a)(b)	38,177	1,087,281
Stepan Co.	8,574	698,610

		1,785,891
Commercial Services & Supplies — 1.7%
ABM Industries, Inc.	38,223	1,561,027
Advanced Disposal Services, Inc. (a)	70,223	1,560,355
Matthews International Corp., Class A	16,732	1,285,854

		4,407,236
Communications Equipment — 1.6%
Ciena Corp. (a)	87,700	2,140,757
NetScout Systems, Inc. (a)(b)	64,853	2,042,869

		4,183,626
Construction & Engineering — 0.7%
KBR, Inc.	113,300	1,890,977
Consumer Finance — 1.2%
Ezcorp, Inc., Class A (a)(b)	157,000	1,672,050
Pra Group, Inc. (a)	36,600	1,431,060

		3,103,110
Electric Utilities — 1.9%
ALLETE, Inc. (b)	49,300	3,164,567
El Paso Electric Co.	39,300	1,827,450

		4,992,017
Electrical Equipment — 0.4%
Generac Holdings, Inc. (a)(b)	26,600	1,083,684

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 2.1%
Anixter International, Inc. (a)	11,100	$899,655
FARO Technologies, Inc. (a)	32,300	1,162,800
InvenSense, Inc. (a)	108,400	1,386,436
MTS Systems Corp.	37,191	2,108,730

		5,557,621
Energy Equipment & Services — 3.9%
CARBO Ceramics, Inc. (a)(b)	99,500	1,040,770
Dril-Quip, Inc. (a)(b)	27,800	1,669,390
Newpark Resources, Inc. (a)(b)	405,900	3,044,250
Patterson-UTI Energy, Inc.	58,800	1,582,896
Superior Energy Services, Inc. (a)	121,700	2,054,296
U.S. Silica Holdings, Inc.	15,700	889,876

		10,281,478
Equity Real Estate Investment Trusts (REITs) — 4.6%
Cedar Realty Trust, Inc. (b)	391,618	2,557,266
LTC Properties, Inc.	69,631	3,271,264
Pebblebrook Hotel Trust (b)	87,851	2,613,567
Pennsylvania Real Estate Investment Trust	180,546	3,423,152

		11,865,249
Food & Staples Retailing — 1.1%
Smart & Final Stores, Inc. (a)	65,800	927,780
SUPERVALU, Inc. (a)	440,485	2,057,065

		2,984,845
Food Products — 1.0%
Nomad Holdings Ltd.	128,400	1,228,788
Pinnacle Foods, Inc.	23,643	1,263,718

		2,492,506
Gas Utilities — 1.4%
Northwest Natural Gas Co.	23,800	1,423,240
South Jersey Industries, Inc.	66,300	2,233,647

		3,656,887
Health Care Equipment & Supplies — 4.7%
Halyard Health, Inc. (a)	68,520	2,533,870
Invacare Corp. (b)	165,037	2,153,733
Merit Medical Systems, Inc. (a)	143,526	3,803,439
OraSure Technologies, Inc. (a)(b)	418,462	3,674,096

		12,165,138
Health Care Providers & Services — 3.8%
Landauer, Inc. (b)	78,318	3,767,096
LifePoint Hospitals, Inc. (a)	54,297	3,084,070
Owens & Minor, Inc.	84,718	2,989,698

		9,840,864
Hotels, Restaurants & Leisure — 3.8%
BJ’s Restaurants, Inc. (a)	21,440	842,592
Bloomin’ Brands, Inc.	105,530	1,902,706
Bob Evans Farms, Inc.	63,978	3,404,269
ILG, Inc. (b)	169,794	3,085,157
Papa John’s International, Inc.	7,034	601,970

		9,836,694
Household Durables — 0.3%
Taylor Morrison Home Corp., Class A (a)	44,903	864,832
Insurance — 3.5%
American Equity Investment Life Holding Co.	67,221	1,515,161
Employers Holdings, Inc.	18,500	732,600
Heritage Insurance Holdings, Inc. (b)	93,100	1,458,877
Horace Mann Educators Corp. (b)	21,200	907,360
Maiden Holdings Ltd.	15,000	261,750
ProAssurance Corp. (b)	42,500	2,388,500

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	5

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund

Common Stocks	Shares	Value
Insurance (continued)
Selective Insurance Group, Inc.	40,400	$1,739,220

		9,003,468
Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com, Inc., Class A (a)	144,693	1,548,215
Internet Software & Services — 0.5%
comScore, Inc. (a)(b)	45,400	1,433,732
IT Services — 1.9%
CACI International, Inc., Class A (a)	28,900	3,592,270
CSG Systems International, Inc.	29,309	1,418,556

		5,010,826
Life Sciences Tools & Services — 0.8%
Albany Molecular Research, Inc. (a)(b)	63,393	1,189,253
Pacific Biosciences of California, Inc. (a)	226,835	861,973

		2,051,226
Machinery — 4.2%
Actuant Corp., Class A (b)	98,700	2,561,265
Albany International Corp., Class A (b)	37,500	1,736,250
Chart Industries, Inc. (a)	50,504	1,819,154
Franklin Electric Co., Inc.	37,400	1,454,860
Kennametal, Inc.	28,400	887,784
SPX Corp. (a)	93,000	2,205,960
Titan International, Inc. (b)	12,500	140,125

		10,805,398
Marine — 0.5%
Scorpio Bulkers, Inc. (a)	240,482	1,214,434
Media — 1.3%
Cable One, Inc.	5,484	3,409,567
Metals & Mining — 3.3%
AK Steel Holding Corp. (a)(b)	216,000	2,205,360
Haynes International, Inc. (b)	71,347	3,067,208
Hecla Mining Co. (b)	62,000	324,880
Materion Corp.	74,114	2,934,914

		8,532,362
Miscellaneous — 2.9%
Aegion Corp. (a)	40,200	952,740
Firstcash, Inc.	41,600	1,955,200
Hillenbrand, Inc.	66,600	2,554,110
Tivo Corp. (a)	97,766	2,043,309

		7,505,359
Multiline Retail — 1.2%
Dillard’s, Inc., Class A (b)	20,200	1,266,338
Fred’s, Inc., Class A (b)	99,773	1,851,787

		3,118,125
Oil, Gas & Consumable Fuels — 2.0%
Eclipse Resources Corp. (a)(b)	319,400	852,798
Energen Corp. (a)(b)	35,300	2,035,751
SM Energy Co. (b)	28,100	968,888
Whiting Petroleum Corp. (a)(b)	106,000	1,274,120

		5,131,557
Paper & Forest Products — 2.5%
Clearwater Paper Corp. (a)	34,400	2,254,920
Domtar Corp. (b)	37,800	1,475,334
PH Glatfelter Co. (b)	116,900	2,792,741

		6,522,995

Common Stocks	Shares	Value
Pharmaceuticals — 1.2%
Phibro Animal Health Corp., Class A	110,956	$3,251,011
Professional Services — 1.0%
Huron Consulting Group, Inc. (a)	19,700	997,805
TriNet Group, Inc. (a)	65,000	1,665,300

		2,663,105
Real Estate Management & Development — 1.0%
Marcus & Millichap, Inc. (a)(b)	97,227	2,597,905
Road & Rail — 1.3%
ArcBest Corp.	49,820	1,377,523
Heartland Express, Inc. (b)	99,800	2,031,928

		3,409,451
Semiconductors & Semiconductor Equipment — 4.5%
DSP Group, Inc. (a)	142,267	1,856,584
Integrated Device Technology, Inc. (a)	77,900	1,835,324
Kulicke & Soffa Industries, Inc. (a)	84,800	1,352,560
Microsemi Corp. (a)(b)	30,031	1,620,773
Rambus, Inc. (a)	120,400	1,657,908
Ultratech, Inc. (a)	89,800	2,153,404
Veeco Instruments, Inc. (a)	42,300	1,233,045

		11,709,598
Software — 2.9%
Bottomline Technologies, Inc. (a)	67,500	1,688,850
PTC, Inc. (a)	48,200	2,230,214
Verint Systems, Inc. (a)	71,300	2,513,325
Zynga, Inc., Class A (a)	404,200	1,038,794

		7,471,183
Specialty Retail — 4.6%
Abercrombie & Fitch Co., Class A	34,600	415,200
Buckle, Inc. (b)	23,400	533,520
DSW, Inc., Class A	27,140	614,721
Express, Inc. (a)	153,000	1,646,280
Five Below, Inc. (a)(b)	50,000	1,998,000
Genesco, Inc. (a)	3,488	216,605
Hibbett Sports, Inc. (a)(b)	54,900	2,047,770
Monro Muffler Brake, Inc.	26,609	1,522,035
Murphy USA, Inc. (a)	14,534	893,405
Party City Holdco, Inc. (a)(b)	75,960	1,078,632
Penske Automotive Group, Inc. (b)	18,731	971,015

		11,937,183
Technology Hardware, Storage & Peripherals — 0.8%
Diebold, Inc. (b)	81,700	2,054,755
Textiles, Apparel & Luxury Goods — 3.4%
G-III Apparel Group Ltd. (a)(b)	46,554	1,376,136
Oxford Industries, Inc. (b)	32,700	1,966,251
Skechers U.S.A., Inc., Class A (a)	69,000	1,696,020
Steven Madden Ltd. (a)	35,200	1,258,400
Vera Bradley, Inc. (a)(b)	29,600	346,912
Wolverine World Wide, Inc. (b)	97,890	2,148,685

		8,792,404
Thrifts & Mortgage Finance — 1.5%
Essent Group Ltd. (a)	76,400	2,473,068
Northwest Bancshares, Inc.	74,400	1,341,432

		3,814,500
Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc. (b)	35,000	2,079,000

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund

Common Stocks	Shares	Value
Trading Companies & Distributors (continued)
WESCO International, Inc. (a)	13,600	$905,080

		2,984,080
Total Common Stocks — 97.5%		253,620,219

Warrants
Biotechnology — 0.0%
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)(a)	47,650	—
Total Long-Term Investments
(Cost — $216,177,693) — 97.5%		253,620,219

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)	8,781,802	$8,781,802
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)(e)	33,718,069	33,721,441
Total Short-Term Securities (Cost — $42,504,763) — 16.3%		42,503,243
Total Investments (Cost — $258,682,456) — 113.8%		296,123,462
Liabilities in Excess of Other Assets — (13.8)%		(36,021,913)

Net Assets — 100.0%		$260,101,549

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,410,711	(1,410,711)	—	—	$4,190	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	8,781,802	8,781,802	$8,781,802	2,700	$19
SL Liquidity Series, LLC, Money Market Series	24,589,615	9,128,454	33,718,069	33,721,441	132,2661	—
Total				$42,503,243	$139,156	$19

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the Fair Value Investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	7

Schedule of Investments (concluded)	BlackRock Value Opportunities V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$253,620,219	—	—	$253,620,219
Warrants[1]	—	—	—	—
Short-Term Securities	8,781,802	—	—	8,781,802
Subtotal	$262,402,021	—	—	$262,402,021

Investments Valued at NAV[2]				33,721,441

Total Investments				$296,123,462

[1]	See above Schedule of Investments for values in each industry.

[2]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statement of Assets and Liabilities

December 31, 2016	BlackRock Value Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $32,607,450) (cost — $216,177,693)	$253,620,219
Investments at value — affiliated (cost — $42,504,763)	42,503,243
Cash	19,070
Foreign currency at value (cost — $785)	726
Receivables:
Investments sold	1,935,012
Securities lending income — affiliated.	17,875
Capital shares sold	1,787
Dividends — affiliated	1,269
Dividends — unaffiliated	394,863
From the Manager	31,380
Prepaid expenses	1,333

Total assets	298,526,777

Liabilities
Cash collateral on securities loaned at value	33,717,150
Payables:
Investments purchased	4,272,788
Capital shares redeemed	85,580
Distribution fees	1,777
Investment advisory fees	166,512
Officer’s and Directors’ fees	3,103
Other accrued expenses	176,977
Other affiliates	1,341

Total liabilities	38,425,228

Net Assets	$260,101,549

Net Assets Consist of
Paid-in capital	216,165,155
Undistributed net investment income	63,956
Accumulated net realized gain	6,431,491
Net unrealized appreciation (depreciation)	37,440,947

Net Assets	$260,101,549

Net Asset Value
Class I — Based on net assets of $250,566,627 and 8,970,929 shares outstanding, 100 million shares authorized, $0.10 par value	$27.93

Class II — Based on net assets of $3,350,780 and 120,184 shares outstanding, 100 million shares authorized, $0.10 par value	$27.88

Class III — Based on net assets of $6,184,142 and 282,510 shares outstanding, 10 million shares authorized, $0.10 par value	$21.89

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	9

Statement of Operations

Year Ended December 31, 2016	BlackRock Value Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$2,657,314
Dividends — affiliated	6,890
Securities lending — affiliated — net	132,266
Foreign taxes withheld	(6,641)

Total income	2,789,829

Expenses
Investment advisory	1,742,083
Transfer agent	5,002
Transfer agent — class specific	366,450
Professional	73,156
Accounting services	54,013
Custodian	42,805
Printing	31,552
Officer and Directors	21,499
Distribution — class specific	19,742
Miscellaneous	15,174

Total expenses	2,371,476
Less:
Fees waived by the Manager.	(1,363)
Transfer agent fees reimbursed — class specific	(206,428)

Total expenses after fees waived and reimbursed	2,163,685

Net investment income	626,144

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	18,083,458
Capital gain distributions from investment companies — affiliated	19

18,083,477
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	32,112,178
Investments — affiliated	(1,520)
Foreign currency translations	21

32,110,679

Net realized and unrealized gain	50,194,156

Net Increase in Net Assets Resulting from Operations	$50,820,300

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock Value Opportunities V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015
Operations
Net investment income	$626,144	$649,751
Net realized gain	18,083,477	9,036,749
Net change in unrealized appreciation (depreciation)	32,110,679	(26,171,341)

Net increase (decrease) in net assets resulting from operations	50,820,300	(16,484,841)

Distributions to Shareholders[1]
From net investment income:
Class I	(628,029)	(651,545)
Class II	(3,111)	(3,112)
Class III	(8,867)	(9,719)
From net realized gain:
Class I	(6,427,714)	(17,292,816)
Class II	(86,226)	(245,993)
Class III	(201,410)	(610,854)
From return of capital:
Class I	—	(6,430)
Class II	—	(93)
Class III	—	(237)

Decrease in net assets resulting from distributions to shareholders	(7,355,357)	(18,820,799)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(13,315,761)	(7,368,829)

Net Assets
Total increase (decrease) in net assets	30,149,182	(42,674,469)
Beginning of year	229,952,367	272,626,836

End of year	$260,101,549	$229,952,367

Undistributed net investment income, end of year	$63,956	$12,728

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	11

Financial Highlights	BlackRock Value Opportunities V.I. Fund

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$23.24	$26.96	$27.48	$19.39	$17.16

Net investment income[1]	0.07	0.07	0.10	0.09	0.09
Net realized and unrealized gain (loss)	5.43	(1.80)	1.35	8.13	2.23

Net increase (decrease) from investment operations	5.50	(1.73)	1.45	8.22	2.32

Distributions:[2]
From net investment income	(0.07)	(0.07)	(0.08)	(0.13)	(0.09)
From net realized gain	(0.74)	(1.92)	(1.89)	—	—
From return of capital	—	(0.00)[3]	—	—	—

Total distributions	(0.81)	(1.99)	(1.97)	(0.13)	(0.09)

Net asset value, end of year	$27.93	$23.24	$26.96	$27.48	$19.39

Total Return[4]
Based on net asset value	23.65%	(6.61)%	5.22%	42.40%	13.54%

Ratios to Average Net Assets
Total expenses	1.01%	1.01%	1.02%	1.00%	0.95%

Total expenses after fees waived and reimbursed	0.92%	0.90%	0.90%	0.90%	0.87%

Net investment income	0.28%	0.26%	0.37%	0.37%	0.48%

Supplemental Data
Net assets, end of year (000)	$250,567	$220,681	$260,860	$279,345	$213,871

Portfolio turnover rate	78%	61%	57%	66%	47%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Value Opportunities V.I. Fund

	Class II
	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$23.21	$26.91	$27.43	$19.35	$17.13

Net investment income[1]	0.03	0.02	0.05	0.05	0.06
Net realized and unrealized gain (loss)	5.41	(1.77)	1.34	8.12	2.22

Net increase (decrease) from investment operations	5.44	(1.75)	1.39	8.17	2.28

Distributions:[2]
From net investment income	(0.03)	(0.03)	(0.02)	(0.09)	(0.06)
From net realized gain	(0.74)	(1.92)	(1.89)	—	—
From return of capital	—	(0.00)[3]	—	—	—

Total distributions	(0.77)	(1.95)	(1.91)	(0.09)	(0.06)

Net asset value, end of year	$27.88	$23.21	$26.91	$27.43	$19.35

Total Return[4]
Based on net asset value	23.40%	(6.76)%	5.03%	42.25%	13.31%

Ratios to Average Net Assets
Total expenses	1.20%	1.18%	1.19%	1.14%	1.16%

Total expenses after fees waived and reimbursed	1.09%	1.07%	1.07%	1.04%	1.04%

Net investment income	0.10%	0.08%	0.20%	0.22%	0.31%

Supplemental Data
Net assets, end of year (000)	$3,351	$3,120	$3,764	$4,701	$3,968

Portfolio turnover rate	78%	61%	57%	66%	47%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	13

Financial Highlights (concluded)	BlackRock Value Opportunities V.I. Fund

	Class III
	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$18.36	$21.73	$22.50	$15.90	$14.09

Net investment income[1]	0.01	0.01	0.04	0.02	0.04
Net realized and unrealized gain (loss)	4.29	(1.43)	1.11	6.67	1.83

Net increase (decrease) from investment operations	4.30	(1.42)	1.15	6.69	1.87

Distributions:[2]
From net investment income	(0.03)	(0.03)	(0.03)	(0.09)	(0.06)
From net realized gain	(0.74)	(1.92)	(1.89)	—	—
From return of capital	—	(0.00)[3]	—	—	—

Total distributions	(0.77)	(1.95)	(1.92)	(0.09)	(0.06)

Net asset value, end of year	$21.89	$18.36	$21.73	$22.50	$15.90

Total Return[4]
Based on net asset value	23.41%	(6.78)%	5.07%	42.08%	13.28%

Ratios to Average Net Assets
Total expenses	1.29%	1.29%	1.25%	1.32%	1.21%

Total expenses after fees waived and reimbursed	1.11%	1.09%	1.09%	1.09%	1.08%

Net investment income (loss)	0.08%	0.06%	0.18%	0.13%	0.28%

Supplemental Data
Net assets, end of year (000)	$6,184	$6,152	$8,002	$8,764	$11,262

Portfolio turnover rate	78%	61%	57%	66%	47%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements	BlackRock Value Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Value Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distribution of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (”NAV“) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$5,442,096	$(5,442,096)	—
Deutsche Bank Securities, Inc.	1,777,032	(1,777,032)	—
Goldman Sachs & Co.	1,936,054	(1,936,054)	—
JP Morgan Securities LLC.	12,738,898	(12,738,898)	—
Merrill Lynch, Pierce, Fenner & Smith	907,984	(907,984)	—
Morgan Stanley	3,443,228	(3,443,228)	—
National Financial Service LLC	63,065	(63,065)	—
SG Americas Securities LLC	8	(8)	—
State Street Bank & Trust Co	4,529,161	(4,529,161)	—
UBS Securities LLC	1,769,924	(1,769,924)	—

Total	$32,607,450	$(32,607,450)	—

[1]

Cash collateral with a value of $33,717,150 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71%
$3 Billion — $5 Billion	0.68%
$5 Billion — $10 Billion	0.65%
Greater than $10 Billion	0.64%

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

For the year ended December 31, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$4,629	$15,113	$19,742

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$349,294	$6,010	$11,146	$366,450

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $1,363.

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

For the year ended December 31, 2016, the Fund reimbursed the Manager $2,570 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

The following table shows the class specific expense reimbursements shown as Transfer agent fees reimbursed - class specific in the Statement of Operations.

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$192,664	$3,225	$10,539	$206,428

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	19

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2016, the Fund paid BIM $47,855 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$1,088,163	$1,136,406	$334,971

6. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were $180,166,476 and $205,277,888, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return year, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets values per share. As of period end, the following permanent differences attributable to the reclassification of distributions was reclassified to the following accounts:

Undistributed net investment income	$65,091
Accumulated net realized loss	$(65,091)

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$640,007	$2,155,851
Long-term capital gains	6,715,350	16,658,188
Tax return of capital	—	6,760
Total	$7,355,357	$18,820,799

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

As of period end, the tax components of accumulated net earnings (losses) were as follows:
Undistributed ordinary income	$4,744,572
Undistributed long-term capital gains	2,404,762
Net unrealized gains[1]	36,787,060

Total	$43,936,394

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$259,336,343
Gross unrealized appreciation	$44,010,716
Gross unrealized depreciation	(7,223,597)

Net unrealized appreciation	$36,787,119

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	21

Notes to Financial Statements (concluded)	BlackRock Value Opportunities V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	327,636	$7,975,556	269,901	$7,098,928
Shares issued in reinvestment of distributions	251,991	7,055,742	739,405	17,950,791
Shares redeemed	(1,102,731)	(26,953,529)	(1,190,218)	(31,496,476)

Net decrease	(523,104)	$(11,922,231)	(180,912)	$(6,446,757)

Class II
Shares sold	1,234	$31,358	7,945	$209,975
Shares issued in reinvestment of distributions	3,196	89,337	10,266	249,198
Shares redeemed	(18,686)	(468,111)	(23,627)	(620,132)

Net decrease	(14,256)	$(347,416)	(5,416)	$(160,959)

Class III
Shares sold	16,572	$323,624	11,375	$242,760
Shares issued in reinvestment of distributions	9,584	210,277	32,182	620,810
Shares redeemed	(78,719)	(1,580,015)	(76,771)	(1,624,683)

Net decrease	(52,563)	$(1,046,114)	(33,214)	$(761,113)

Total Net Decrease.	(589,923)	$(13,315,761)	(219,542)	$(7,368,829)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Value Opportunities V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2016, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016	23

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director) Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None

[1]   The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Company. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Company based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Company based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Director effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Director.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Company serve at the pleasure of the Board.
Further information about the Company’s Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Company effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Company.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisers BlackRock International Limited[1] Edinburgh, United Kingdom BlackRock Asset Management North Asia Limited[2] Hong Kong BlackRock (Singapore) Limited[2] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 Brown Brothers Harriman & Co.[4] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.

[2]	For BlackRock Managed Volatility V.I. Fund.

[3]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

[4]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2016

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-12/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$37,988	$37,988	$0	$0	$13,107	$13,107	$0	$0
BlackRock Capital Appreciation V.I. Fund	$25,413	$25,413	$0	$0	$13,107	$13,107	$0	$0
BlackRock Equity Dividend V.I. Fund	$20,438	$20,438	$0	$0	$8,160	$8,160	$0	$0
BlackRock Global Allocation V.I. Fund	$52,513	$52,513	$0	$0	$20,000	$20,000	$0	$0
BlackRock Global Opportunities V.I. Fund	$36,363	$36,363	$0	$0	$9,690	$9,690	$0	$0
BlackRock Government Money Market V.I. Fund	$23,188	$23,188	$0	$0	$9,792	$9,792	$0	$0
BlackRock High Yield V.I. Fund	$43,438	$43,438	$0	$0	$14,025	$14,025	$0	$0

BlackRock International V.I. Fund	$30,713	$30,713	$0	$0	$14,127	$14,127	$0	$0
BlackRock iShares Alternative Strategies V.I. Fund	$27,800	$25,175	$0	$0	$13,850	$13,850	$0	$0
BlackRock iShares Dynamic Allocation V.I. Fund	$27,800	$25,175	$0	$0	$13,850	$13,850	$0	$0
BlackRock iShares Dynamic Fixed Income V.I. Fund	$24,450	$22,175	$0	$0	$13,107	$13,107	$0	$0
BlackRock iShares Equity Appreciation V.I. Fund	$24,450	$22,175	$0	$0	$13,107	$13,107	$0	$0
BlackRock Large Cap Core V.I. Fund	$30,888	$30,888	$0	$0	$13,107	$13,107	$0	$0
BlackRock Large Cap Growth V.I. Fund	$22,788	$22,788	$0	$0	$13,107	$13,107	$0	$0
BlackRock Large Cap Value V.I. Fund	$22,788	$22,788	$0	$0	$13,107	$13,107	$0	$0
BlackRock Managed Volatility V.I. Fund	$30,838	$30,838	$0	$0	$8,976	$8,976	$0	$0
BlackRock S&P 500 Index V.I. Fund	$30,888	$30,888	$0	$0	$13,107	$13,107	$0	$0
BlackRock Total Return V.I. Fund	$40,188	$40,188	$0	$0	$15,402	$15,402	$0	$0
BlackRock U.S. Government Bond V.I. Fund	$31,363	$31,363	$0	$0	$15,402	$15,402	$0	$0
BlackRock Value Opportunities V.I. Fund	$27,888	$27,888	$0	$0	$13,107	$13,107	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)  None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$13,107	$13,107
BlackRock Capital Appreciation V.I. Fund	$13,107	$13,107
BlackRock Equity Dividend V.I. Fund	$8,160	$8,160
BlackRock Global Allocation V.I. Fund	$20,000	$20,000
BlackRock Global Opportunities V.I. Fund	$9,690	$9,690

BlackRock Government Money Market V.I. Fund	$9,792	$9,792
BlackRock High Yield V.I. Fund	$14,025	$14,025
BlackRock International V.I. Fund	$14,127	$14,127
BlackRock iShares Alternative Strategies V.I. Fund	$13,850	$13,850
BlackRock iShares Dynamic Allocation V.I. Fund	$13,850	$13,850
BlackRock iShares Dynamic Fixed Income V.I. Fund	$13,107	$13,107
BlackRock iShares Equity Appreciation Fund	$13,107	$13,107
BlackRock Large Cap Core V.I. Fund	$13,107	$13,107
BlackRock Large Cap Growth V.I. Fund	$13,107	$13,107
BlackRock Large Cap Value V.I. Fund	$13,107	$13,107
BlackRock Managed Volatility V.I. Fund	$8,976	$8,976
BlackRock S&P 500 Index V.I. Fund	$13,107	$13,107
BlackRock Total Return V.I. Fund	$15,402	$15,402
BlackRock U.S. Government Bond V.I. Fund	$15,402	$15,402
BlackRock Value Opportunities V.I. Fund	$13,107	$13,107

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 27, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: February 27, 2017